UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
4400 EASTON COMMONS, SUITE 200
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31 Date of reporting period: October 31, 2017

Item 1. Reports to Stockholders.

The Registrant is filing this amended and restated Annual Shareholder Report (originally filed with the Securities and Exchange Commission on Form N-CSR on December 29, 2017) solely to update the performance information for the HSBC Emerging Markets Debt Fund's (the “Fund”) composite benchmark, the Emerging Markets Debt Composite Index. No other information or disclosures contained in the original filing, including the Fund's performance information, are being amended by this Form N-CSR/A.
HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2017

						Intermediary	Intermediary
MONEY MARKET FUNDS	Class A	Class C	Class D	Class E	Class I	Class	Service Class	Class Y
HSBC U.S. Government Money Market Fund	FTRXX	HUMXX	HGDXX	HGEXX	HGIXX	HGGXX	HGFXX	RGYXX
HSBC U.S. Treasury Money Market Fund	HWAXX	HUCXX	HTDXX	HTEXX	HBIXX	HTGXX	HTFXX	HTYXX

HSBC Family of Funds
Annual Report - October 31, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	6

Schedules of Portfolio Investments
HSBC U.S. Government Money Market Fund	7
HSBC U.S. Treasury Money Market Fund	9
Statements of Assets and Liabilities	10
Statements of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	15
Notes to Financial Statements	19
Report of Independent Registered Public Accounting Firm	29
Other Federal Income Tax Information	30
Table of Shareholder Expenses	31
Board of Trustees and Officers	33
Other Information	35

Glossary of Terms

Bloomberg Barclays Global Aggregate Bond Index is an index that is a measure of global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production, inventories, new orders, and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

Lipper U.S. Government Money Market Funds Average is an equally weighted average of mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities, with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

Lipper U.S. Treasury Money Market Funds Average is an equally weighted average of mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days. These funds intend to keep a constant net asset value.

London Interbank Offered Rate (LIBOR) is a daily reference rate based on the interest rates at which banks borrow unsecured funds from other banks in the London wholesale money market.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across the following developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy experienced broad growth over the 12-month period from November 1, 2016, through October 31, 2017. Although there was much geopolitical turmoil and uncertainty, investor sentiment was buoyed by healthy corporate profits, supportive monetary policy, tightening labor markets and other positive economic data. Major economies experienced improvements to credit and labor conditions and major central banks continued to normalize monetary policy at a gradual pace. A synchronized economic expansion in both developed and emerging economies helped lift major market indices around the world to near record highs by the end of the period.

Early in the period, global markets were shocked by the surprise results of the November U.S. presidential elections. Positive economic data had already been pushing markets along a positive trajectory in the final months of the previous period, but the election outcome triggered an intense rally as investors grew increasingly optimistic that the new administration would follow through on campaign promises perceived as accommodative for business. The prospect of tax reform, reduced regulations and streamlined fossil fuel energy production continued to drive significant market gains throughout the period.

A rising tide of nationalist populism throughout the U.S. and Europe raised concerns among global investors. The prospect of a new era of protectionist trade policies and political unpredictability remained top-of-mind for investors throughout the period. These concerns eased somewhat after the electoral victories of centrist candidates, including the May election victory of Emmanuel Macron in the French presidential elections and the September reelection of Chancellor Angela Merkel in Germany. Even so, the changing political dynamics remained as President Trump moved forward with policies that rattled global trade and mobility, including withdrawing the U.S. from the Trans-Pacific Partnership, renegotiating the terms of the North American Free Trade Agreement and restricting immigration.

Geopolitical developments were also a source of investor uncertainty during the period and a drag on certain economies and sectors. Among the most notable events were tensions over North Korea’s continued efforts to develop its nuclear weapons capabilities, political turmoil in Turkey in April and an attempt by Catalans to declare independence from Spain in October.

The U.S. Federal Reserve (the Fed) increased its federal funds rate three times during the 12-month period, increasing its target range from 0.50% to 1.25%. The Fed also initiated its plan to scale back its monetary stimulus efforts adopted during the financial crisis in 2008.

Growth in the U.S. gross domestic product (GDP1) slowed modestly in the first two quarters of the period but then picked up significantly near the end. Preliminary estimates suggest that faster growth continued through the third quarter of 2017. Economic data in the U.S. was generally strong during the period, showing robust corporate earnings, a healthy labor market and an increase in consumer discretionary spending. The domestic unemployment rate dropped to a 16-year low and the Institute of Supply Management Manufacturing Index1 climbed to a 13-year high.

Contributors to economic growth in many economies, including in the U.S., were increases in manufacturing activity and exports. This was partly driven by an uptick in demand for imports from China.

China’s economy continued to grow at a relatively slow pace in comparison to previous years. The meeting of China’s National Congress indicated that the government was shifting from an emphasis on short-term growth objectives to a goal of sustainable economic development facilitated by political and economic reforms.

Eurozone economies also experienced solid growth as they continued to benefit from improving credit conditions and easing fiscal austerity by many of its component governments. The European Central Bank announced it would extend its quantitative easing program and implied that rates would remain low in the near term.

The Bank of Japan continued its extremely loose monetary policy and fiscal stimulus efforts with mixed results. GDP growth maintained its momentum, but declining exports and slow wage growth were among the signs indicating the Japanese economy continued to improve at a relatively sluggish pace.

Energy and metal prices climbed significantly during the period, while agricultural commodities generally slumped. Crude oil prices hit a two-year high late in the period, driven by declining global inventories and slower growth of U.S. production.

Global inflation increased very slightly during the period. The U.S. dollar weakened during the first several months of 2017 and ended the period lower than it had started. The weakening of the dollar provided a boost to U.S. exports and offered relief to countries such as Mexico, Turkey, and Indonesia that hold high levels of U.S. dollar-denominated debt.

Market Review

Global equity markets delivered strong returns during the period while showing exceptionally low volatility. Stocks rallied immediately after the election of President Trump and continued to rise somewhat steadily throughout 2017 with positive economic data adding to the momentum. Geopolitical tension and a lack of momentum in U.S. domestic policy initiatives eventually weighed on investor sentiment, but improving economic fundamentals in the Eurozone helped offset those growing concerns. The Fed’s commitment to gradually scaling back its monetary stimulus, along with new proposals for tax reform legislation, also supported gains for stocks.

Emerging markets equities began the period with a selloff triggered by concerns over U.S. trade protectionism and a strengthening U.S. dollar. The tide turned in 2017, however, as the U.S. dollar weakened and fears about the impact of changing trade policy subsided. Moreover, demand for emerging markets equities was supported through the period by relatively cheap valuations compared to developed market stocks.

The MSCI Emerging Markets Index1 (MSCI EM) hit a three-year high in September. However, emerging markets equities pulled back somewhat late in the period due to concerns that the proposed tax reform in the U.S. would repatriate dollars and draw capital out of developing countries. The MSCI EM Index returned 26.91% during the fiscal year compared to a 24.01% gain for the MSCI EAFE Index1 of international stocks in developed markets, for the same period.

U.S. equities posted strong gains similar to those of other developed economies during the period. The S&P 500 Index1 of large-cap stocks returned 23.63%.

Global fixed income markets posted modest gains during the period as investors favored equities in an environment of global economic expansion, perceived risk of inflation and gradual monetary policy normalization. Yields and credit spreads across bond sectors remained low relative to history. The Bloomberg Barclay’s Global Aggregate Bond Index1, which tracks investment-grade debt in 24 local currency markets, returned 1.18% during the period while the J.P. Morgan Emerging Market Bond Index Global1 returned 5.89%. Yields on U.S. government debt rose during the period.

1      For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)

HSBC U.S. Government Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Government Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

Yields on U.S. government money market securities rose during the 12 months ended October 31, 2017, as the Federal Reserve Board (the Fed) raised interest rates three times during the period.

As expected, the Fed raised its target range of its federal funds rate, a short-term interest rate that significantly influences Treasury bill yields, in December 2016 to a range of 0.50% to 0.75%. This was followed by an increase in March 2017 to a range of 0.75% to 1.0%, and another increase in June 2017 to a range of 1.0% to 1.25%. The March rate increase, while not surprising, was not as anticipated as the December and June increases.

Treasury yields had largely priced in the rate increases in December and June, but did not fully price in the increase in March until a week or two before the Fed’s March meeting. The Fund benefited from being positioned with an average weighted maturity shorter than that of its peers due to the Fund’s expectation that the Fed would raise rates again in March.†

During the period, investors shifted more than $1 trillion in assets from prime-fund assets to government-fund assets. This shift was spurred by the compliance date of the SEC’s amendments to Rule 2a-7 in October 2016, which drove institutional investors to seek relative security with U.S. government money market funds. In anticipation of this massive asset migration and the subsequent elevation of London Interbank Offered Rate (LIBOR)7 levels, the Fund bought floating rate notes pegged to LIBOR, which rose during the period thus providing higher yields to the Fund.†

†     Portfolio composition is subject to change.

		Average Annual					Expense
Fund Performance		Total Return (%)				Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2017	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A	5/3/90	0.22	0.06	0.27	2.51	0.45	0.66	0.66
Class C4	11/20/06	—	—	—	—	—	1.26	1.26
Class D	4/1/99	0.34	0.08	0.30	1.57	0.60	0.51	0.51
Class E5	7/12/16	—	—	—	—	—	0.26	0.25
Class I6	12/24/03	0.69	0.19	0.42	0.98	0.96	0.16	0.16
Intermediary Class	7/12/16	0.63	—	—	0.56	0.90	0.31	0.31
Intermediary Service Class	7/12/16	0.61	—	—	0.54	0.88	0.36	0.36
Class Y	7/1/96	0.58	0.15	0.37	2.15	0.85	0.26	0.26
Lipper U.S. Government
Money Market Funds Average[7]	—	0.24	0.06	0.31	2.57 [8]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1	The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).
2	The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. The seven-day yield reflects voluntary fee waivers/expense reimbursements. Without the voluntary fee waivers/expense reimbursements, the yields would have been 0.44%, 0.59%, 0.94%, 0.79%,0.74%, and 0.84% for Class A Shares, Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.
3	Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.
4	Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 346, 362 and 351 days during the years ended October 31, 2006, 2009 and 2010, respectively. The Class was not operational during the entire fiscal years ended October 31, 2007, 2008, 2011, 2012, 2013, 2014, 2015, 2016 and 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.
5	Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the years ended October 31, 2016 and 2017, respectively. No returns are presented for the one-year period with non-continuous operations.
6	Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 10, 89, 136 and 357 days during the years ended October 31, 2004, 2005, 2006 and 2007, respectively. The Class was operational during the entire years ended October 31, 2008 through 2017.
7	For additional information, please refer to the Glossary of Terms.
8	Return for the period April 30, 1990 to October 31, 2017.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC U.S. Treasury Money Market Fund
(Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares,
Intermediary Class, Intermediary Service Class and Class Y Shares)

by John Chiodi
Senior Portfolio Manager

Moody’s and Standard & Poor’s have assigned an “Aaa-mf” and “AAAm” rating to the HSBC U.S. Treasury Money Market Fund.[1]

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Portfolio Performance

The Federal Reserve Board (the Fed) raised the target range of its federal funds rate, a short-term interest rate that significantly influences Treasury bill yields, in December 2016, March 2017, and June 2017. As a result, Treasury bill yields increased during the 12-month period ended October 31, 2017.

Toward the end of 2016, demand for Treasuries from institutional investors rose as the government restricted supply. This annual tension typically depresses yields on Treasury bills. However, the Fed’s December rate increase caused yields to spike, which benefited the Fund through its shorter–than-usual weighted average maturity.†

Much of the period was marked by concerns over an extension of the debt ceiling. In the ongoing absence of a debt ceiling resolution, the U.S. Treasury reduced bill issuance and yields suffered as demand exceeded supply. However, yields on some Treasury bills spiked in early September amid slumping demand for bonds and ongoing worries about the U.S. Treasury’s ability to meet its financial obligations. An agreement in September between the Trump Administration and Congressional leaders to suspend the borrowing limit until December pushed yields down.

The Fund benefited from its exposure to floating rate bonds, which performed well immediately after the Fed raised the target range in mid-March.†

†       Portfolio composition is subject to change.

			Average Annual				Expense
Fund Performance			Total Return (%)			Yield (%)[2]	Ratio (%)[3]
	Inception	1	5	10	Since	7-Day
As of October 31, 2017	Date	Year	Year	Year	Inception	Average	Gross	Net
Class A4	5/24/01	—	—	—	—	—	0.68	0.68
Class C5	12/24/03	—	—	—	—	—	1.28	1.28
Class D	5/14/01	0.29	0.06	0.19	0.94	0.58	0.53	0.53
Class E6	7/12/16	—	—	—	—	—	0.28	0.25
Class I7	12/30/03	0.64	0.15	0.28	1.09	0.94	0.18	0.18
Intermediary Class	7/12/16	0.44	—	—	0.42	0.73	0.33	0.33
Intermediary Service Class	7/12/16	0.58	—	—	0.52	0.88	0.38	0.38
Class Y	5/11/01	0.53	0.11	0.24	1.07	0.83	0.28	0.28
Lipper U.S. Treasury Money Market Funds Average[8]	—	0.26	0.06	0.20	1.00[9]	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

Certain returns shown include monies received by the Fund in respect of a one-time payment in respect of a class action settlement and a one-time reimbursement from HSBC Global Asset Management (USA) Inc. related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Fund not received the payments.

1

The “Aaa-mf ” and “AAAm” money market fund rating is historical and reflects Moody’s and Standard & Poor’s opinion as to the quality of the Fund’s investments, liquidity management, and operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell. Obligations rated A-1+, A-1 or P-1 are rated in the highest short-term rating category by Standard & Poor’s (A-1+ or A-1) or Moody’s Investor Service (P-1). The obligor’s capacity to meet its financial commitments on these obligations is regarded to be “extremely strong” (A-1+), “strong” (A-1) or “superior” (P-1).

2

The seven-day yield quotation more closely reflects the current earnings of the money market fund than the total return quotation. Without the voluntary fee waivers/ expense reimbursements, the yields would have been 0.57%, 0.92%, 0.72, 0.72% and 0.82% for Class D Shares, Class I Shares, Intermediary Class, Intermediary Service Class and Class Y Shares, respectively.

3

Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.

4

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 201 days during the year ended October 31, 2014. The Class was operational during the entire years ended October 31, 2001 through 2013. The Class was not operational during the entire years ended October 31, 2015 through 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.

5

Reflects the applicable contingent deferred sales charge, maximum of 1.00%, for returns presented. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 26 and 351 days during the years ended October 31, 2008 and 2010, respectively. The Class was operational during the entire years ended October 31, 2005, 2006, 2007 and 2009. The Class was not operational during the entire years ended October 31, 2011 through 2017. No returns are presented for the one-year, five-year and 10-year periods with non-continuous operations.

6

Class E Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 112 and 283 days during the years ended October 31, 2016 and 2017, respectively. No returns are presented for the one-year period with non-continuous operations.

7

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of time the Class had operations, which was 13 and 280 days during the years ended October 31, 2004 and 2005, respectively. The Class was operational during the entire years ended October 31, 2006 through 2017.

8	For additional information, please refer to the Glossary of Terms.
9	Return for the period April 30, 2001 to October 31, 2017.

HSBC FAMILY OF FUNDS 5

Portfolio Reviews
Portfolio Composition* October 31, 2017 (Unaudited)

HSBC U.S. Government Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Government and Government Agency Obligations	50.2
Repurchase Agreements	48.5
U.S. Treasury Obligation	1.3
Total	100.0

HSBC U.S. Treasury Money Market Fund
Investment Allocation	Percentage of Investments at Value (%)
U.S. Treasury Obligations	100.0
Total	100.0
____________________

*	Portfolio composition is subject to change.

6 HSBC FAMILY OF FUNDS

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2017

U.S. Government and Government Agency
Obligations – 47.9%
		Principal	Amortized
		Amount ($)	Cost ($)
Federal Farm Credit Bank – 6.3%
1.17% (FCPR DLY - 308 bps),
3/11/19(a)		150,000,000	149,989,856
1.17% (FEDL01 + 1 bps),
4/24/19(a)		75,000,000	74,988,881
1.19% (FEDL01 + 3 bps),
4/25/19(a)		100,000,000	100,000,000
1.21% (FEDL01 + 5 bps),
11/1/18(a)		50,000,000	49,997,483
1.22% (US0001M - 2 bps),
4/20/18(a)		50,000,000	49,998,757
1.22% (US0001M - 2 bps),
4/16/18(a)		84,000,000	83,998,054
1.25% (US0001M + 2 bps),
10/3/18(a)		175,000,000	175,000,000
1.35% (FCPR DLY - 290 bps),
12/22/17(a)		66,000,000	65,999,067
			749,972,098
Federal Home Loan Bank – 41.6%
0.97%, 11/16/17(b)		50,000,000	49,978,438
0.97%, 11/22/17(b)		92,790,000	92,734,790
0.98%, 11/15/17(b)		279,000,000	278,886,114
0.99%, 11/24/17(b)		75,000,000	74,950,454
0.99%, 11/29/17(b)		40,000,000	39,968,111
1.00%, 12/14/17(b)		200,000,000	199,755,139
1.03% (US0001M - 21 bps),
11/1/17(a)		175,000,000	175,000,000
1.05%, 12/28/17(b)		100,000,000	99,830,583
1.06% (US0003M - 30 bps),
1/19/18(a)		150,000,000	150,000,000
1.06% (US0001M - 18 bps),
2/9/18(a)		75,000,000	74,999,304
1.06% (US0001M - 18 bps),
2/13/18(a)		100,000,000	100,000,000
1.07% (US0001M - 17 bps),
1/19/18(a)		100,000,000	100,000,000
1.07% (US0001M - 16 bps),
4/25/18(a)		100,000,000	100,000,000
1.07% (US0001M - 17 bps),
4/27/18(a)		85,000,000	85,000,000
1.07% (US0001M - 16 bps),
5/11/18(a)		130,000,000	130,000,000
1.08% (US0001M - 16 bps),
2/8/18(a)		250,000,000	250,000,000
1.08%, 1/9/18(b)		100,000,000	99,790,125
1.08%, 1/12/18(b)		200,000,000	199,564,000
1.08% (US0001M - 16 bps),
2/1/18(a)		150,000,000	150,000,000
1.08% (US0001M - 16 bps),
2/28/18(a)		220,000,000	220,000,000
1.08% (US0001M - 16 bps),
1/25/18(a)		100,000,000	100,000,000
1.09%, (US0001M - 15 bps),
10/24/18(a)		150,000,000	150,000,000
1.09%, (US0001M - 15 bps),
10/23/18(a)		100,000,000	100,000,000
1.09%, 1/19/18(b)		100,000,000	99,758,611
1.10%, (US0001M - 13.5 bps),
5/9/18(a)		100,000,000	100,000,000
1.11%, 2/21/18(b)		33,825,000	33,707,139
1.11%, 2/23/18(b)		76,000,000	75,730,453
1.11% (US0001M - 12 bps),
8/1/18(a)		100,000,000	100,000,000
1.12% (US0003M - 19 bps),
11/8/17(a)		175,000,000	175,001,478
1.12% (US0001M - 12 bps),
10/10/18(a)		140,000,000	140,000,000
1.13%, (US0001M - 11.5 bps),
4/26/19(a)		100,000,000	100,000,000
1.13%, (US0001M - 11.5 bps),
4/26/19(a)		100,000,000	100,000,000
1.13%, 1/26/18(b)		150,000,000	149,592,575
1.14% (US0001M - 9.5 bps),
4/18/19(a)		150,000,000	150,000,000
1.16% (US0001M - 8 bps),
12/21/18(a)		100,000,000	100,000,000
1.16% (US0001M - 8 bps),
3/21/18(a)		100,000,000	100,000,000
1.17% (US0001M - 7 bps),
2/25/19(a)		100,000,000	100,000,000
1.17% (US0001M - 7 bps),
11/22/17(a)		75,000,000	75,004,378
1.22% (US0003M - 9 bps),
11/2/17(a)		50,000,000	49,999,942
1.24%, 4/5/18(b)		200,000,000	198,927,917
1.27% (US0001M + 4 bps),
5/25/18(a)		75,000,000	75,000,000
1.31% (US0003M - 4 bps),
1/8/18(a)		50,000,000	50,000,000
			4,993,179,551
TOTAL U.S. GOVERNMENT
AND GOVERNMENT
AGENCY OBLIGATIONS
(Cost $5,743,151,649)			5,743,151,649

U.S. Treasury Obligation – 1.3%

U.S. Treasury Note — 1.3%
0.75%, 12/31/17		150,000,000	149,901,951

TOTAL U.S. Treasury
Obligation
(Cost $149,901,951)			149,901,951

Repurchase Agreements – 46.3%

BNP Paribas, 1.04%,
11/1/17, Purchased on
10/31/17, with maturity
value of $1,170,033,800,
collateralized by U.S. Treasury
Obligations, 0.00%-8.75%,
1/31/19-2/15/46, fair value
$1,193,400,000	.	1,170,000,000	1,170,000,000
BNP Paribas, 1.05%, 11/1/17,
Purchased on 10/31/17,
with maturity value of
$100,002,917, collateralized
by various U.S. Government
and Government Agency
Obligations, 0.00%-7.25%,
5/30/18-2/20/47, fair value
$102,000,000		100,000,000	100,000,000

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC U.S. GOVERNMENT MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Repurchase Agreements, continued
	Principal	Amortized
	Amount ($)	Cost ($)
Citigroup Global Markets,
1.07%, 11/1/17, Purchased
on 10/31/17, with maturity
value of $100,002,972,
collateralized by various U.S.
Government and Government
Agency Obligations, 1.35%-
3.13%, 2/3/21-5/15/21, fair
value $102,000,066	100,000,000	100,000,000
Credit Agricole Cib NY,
1.05%, 11/1/17, Purchased
on 10/31/17, with maturity
value of $1,000,029,167,
collateralized by U.S.
Treasury Obligations, 1.38%-
2.38%, 9/30/23-5/15/27, fair
value $1,020,000,055	1,000,000,000	1,000,000,000
Deutsche Bank Securities, Inc.,
1.06%, 11/1/17, Purchased
on 10/31/17, with maturity
value of $75,002,208,
collateralized by U.S. Treasury
Obligations, 1.25%, 8/31/19,
fair value $76,500,033	75,000,000	75,000,000
Federal Reserve Bank NY,
1.00%, 11/1/17, Purchased
on 10/31/17, with maturity
value of $1,200,033,333,
collateralized by U.S.
Treasury Obligations, 1.38%-
8.50%, 2/15/20-2/15/43, fair
value $1,200,033,437	1,200,000,000	1,200,000,000
Goldman Sachs & Co.,
1.03%, 11/1/17, Purchased
on 10/25/17, with maturity
value of $150,030,042,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.92%-
9.50%, 7/1/18-8/1/47, fair
value $153,000,000	150,000,000	150,000,000
Goldman Sachs & Co.,
1.03%, 11/1/17, Purchased
on 10/31/17, with maturity
value of $100,002,861,
collateralized by various U.S.
Government and Government
Agency Obligations, 2.09%-
8.50%, 8/1/18-11/1/47, fair
value $102,000,000	100,000,000	100,000,000
Merrill Lynch Pierce Fenner &
Smith, Inc., 1.05%, 11/1/17,
Purchased on 10/31/17, with
maturity value of $100,002,917
collateralized by U.S.
Treasury Obligations, 0.00%-
2.25%, 2/22/18-2/15/27, fair
value $102,000,064	100,000,000	100,000,000
Royal Bank of Canada, 1.02%,
11/1/17, Purchased on
10/31/17, with maturity
value of $250,007,083,
collateralized by U.S. Treasury
Obligations, 0.00%-3.50%,
11/15/17-8/15/47, fair
value $255,000,027	250,000,000	250,000,000
RBS Securities, Inc., 1.03%,
11/1/17, Purchased on
10/31/17, with maturity value
of $500,014,306, collateralized
by U.S. Treasury Obligations,
0.00%-4.5%, 11/2/17-5/15/42,
fair value $510,002,062	500,000,000	500,000,000
Societe' Generale, 1.10%,
11/1/17, Purchased on
10/31/17, with maturity
value of $400,012,222,
collateralized by various U.S.
Government and Government
Agency Obligations, 0.00%-
7.00%, 3/1/18-8/20/67, fair
value $408,000,100	400,000,000	400,000,000
Toronto Dominion Bank NY,
1.04%, 11/1/17, Purchased
on 10/31/17, with maturity
value of $400,011,556,
collateralized by U.S. Treasury
Obligations, 0.88%-2.75%,
10/15/18-2/15/27, fair
value $408,000,064	400,000,000	400,000,000
TOTAL REPURCHASE
AGREEMENTS
(Cost $5,545,000,000)		5,545,000,000
TOTAL INVESTMENTS
IN SECURITIES (Cost
$11,438,053,600) – 95.5%		11,438,053,600
Other Assets
(Liabilities) – 4.5%.		541,713,982
NET ASSETS – 100%		$11,979,767,582
____________________

(a)

Floating or variable rate security. The rate presented represents the rate in effect on October 31, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(b)	Discount note. Rate presented represents the effective yield at time of purchase.

bps – Basis Points
FCPR DLY – Federal Reserve Bank Prime Loan Rate US
FEDL01 – Effective Federal Funds Rate
US0001M – 1 Month US Dollar LIBOR
US0003M – 3 Month US Dollar LIBOR

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U.S. TREASURY MONEY MARKET FUND
Schedule of Portfolio Investments—as of October 31, 2017

U.S. Treasury Obligations – 107.8%
	Principal	Amortized
	Amount ($)	Cost ($)
U.S. Treasury Bills – 83.2%
0.48%, 11/2/17(a)	292,000,000	291,992,151
0.87%, 11/9/17(a)	200,000,000	199,956,373
0.90%, 11/16/17(a)	295,000,000	294,881,397
0.96%, 11/30/17(a)	150,000,000	149,879,505
0.97%, 12/8/17(a)	50,000,000	49,948,875
0.98%, 12/14/17(a)	171,000,000	170,795,637
0.98%, 12/21/17(a)	177,000,000	176,754,717
1.00%, 11/24/17(a)	30,000,000	29,980,048
1.01%, 1/4/18(a)	50,000,000	49,909,156
1.05%, 1/18/18(a)	75,000,000	74,827,046
1.06%, 1/11/18(a)	50,000,000	49,893,895
1.08%, 1/25/18(a)	100,000,000	99,742,167
1.11%, 2/1/18(a)	50,000,000	49,857,181
1.21%, 4/5/18(a)	40,000,000	39,790,750
1.23%, 4/12/18(a)	90,000,000	89,503,425
1.24%, 4/26/18(a)	50,000,000	49,696,767
		1,867,409,090
U.S. Treasury Notes – 24.6%
1.17% (USBMMY3M + 6 bps), 7/31/19(b)	70,000,000	70,008,335
1.25% (USBMMY3M + 14 bps), 1/31/19(b)	25,000,000	25,049,941
1.28% (USBMMY3M + 17 bps), 10/31/18(b)	25,000,000	25,046,995
1.28% (USBMMY3M + 17 bps), 7/31/18(b)	100,000,000	100,144,367
1.30% (USBMMY3M + 19 bps), 4/30/18(b)	185,000,000	185,152,730
1.38% (USBMMY3M + 27 bps), 1/31/18(b)	145,000,000	145,097,217
		550,499,585
TOTAL U.S. TREASURY OBLIGATIONS (Cost $2,417,908,675)		2,417,908,675
TOTAL INVESTMENTS IN SECURITIES (Cost $2,417,908,675) – 107.8%		2,417,908,675
Other Assets (Liabilities) – (7.8)%		(175,666,712)
NET ASSETS – 100%		$2,242,241,963
____________________

(a)	Discount note. Rate presented represents the effective yield at time of purchase.
(b)

Floating or variable rate security. The rate presented represents the rate in effect on October 31, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

bps - Basis Points
USBMMY3M - 3 Month Treasury Bill Rate

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2017

	HSBC U. S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Assets:
Investments in securities, at amortized cost	$5,893,053,600	$2,417,908,675
Repurchase agreements, at amortized cost	5,545,000,000	—
Cash	544,286,085	—
Interest receivable	3,406,312	19,816
Prepaid expenses and other assets	253,704	59,741
Total Assets	11,985,999,701	2,417,988,232

Liabilities:
Distributions payable	3,820,227	383,924
Payable to custodian	—	53,283
Payable for investments purchased	—	174,746,964
Accrued expenses and other liabilities:
Investment Management	984,280	251,421
Administration	342,509	68,387
Shareholder Servicing	358,970	55,348
Accounting	8,309	7,453
Custodian fees	42,017	19,136
Transfer Agent	7,829	6,504
Trustee	27,194	9,170
Other	640,784	144,679
Total Liabilities	6,232,119	175,746,269
Net Assets	$11,979,767,582	$2,242,241,963

Composition of Net Assets:
Capital	11,979,736,983	2,242,243,967
Accumulated net investment income/(distributions in excess of net investment income)	18,318	4,515
Accumulated net realized gains/(losses) from investments	12,281	(6,519)
Net Assets	$11,979,767,582	$2,242,241,963

Net Assets:
Class A Shares	$1,998,307	$—
Class D Shares	1,645,221,739	257,062,336
Class I Shares	7,853,457,183	861,943,662
Intermediary Class Shares	19,694,488	1,005
Intermediary Service Class Shares	57,042,223	22,015,515
Class Y Shares	2,402,353,642	1,101,219,445
	$11,979,767,582	$2,242,241,963
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,998,287	—
Class D Shares	1,645,020,372	257,096,323
Class I Shares	7,853,600,801	861,945,899
Intermediary Class Shares	19,695,044	1,005
Intermediary Service Class Shares	57,045,231	22,015,639
Class Y Shares	2,402,393,595	1,101,190,068

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2017 (continued)

	HSBC U. S.	HSBC
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$—
Class D Shares	$1.00	$1.00
Class I Shares	$1.00	$1.00
Intermediary Class Shares	$1.00	$1.00
Intermediary Service Class Shares	$1.00	$1.00
Class Y Shares	$1.00	$1.00

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2017

	U.S.
	Government	U.S. Treasury
	Money Market	Money Market
	Fund	Fund
Investment Income:
Interest	$87,690,056	$14,505,599
Total Investment Income	87,690,056	14,505,599

Expenses:
Investment Management	10,854,052	1,825,974
Operational Support:
Class A Shares	1,770	—
Class B Shares*	28	—
Class D Shares	1,762,793	262,074
Intermediary Class Shares	51,130	—
Intermediary Service Class Shares	23,861	18,853
Class Y Shares	2,457,756	908,708
Administration:
Class A Shares	689	—
Class B Shares*	11	—
Class D Shares	686,193	102,031
Class I Shares	2,549,048	247,448
Intermediary Class Shares	19,800	—
Intermediary Service Class Shares	9,275	7,331
Class Y Shares	957,522	353,219
Distribution:
Class B Shares*	214	—
Shareholder Servicing:
Class A Shares	7,007	—
Class B Shares*	71	—
Class D Shares	4,407,021	655,191
Class E Shares	3	—
Intermediary Class Shares	25,566	—
Intermediary Service Class Shares	23,860	18,853
Accounting	85,721	74,384
Compliance Services	259,293	42,618
Custodian	874,275	92,251
Printing	477,370	51,112
Professional	1,221,594	246,324
Transfer Agent	222,926	88,904
Trustee	654,726	105,387
Registration fees	180,484	107,233
Other	1,000,160	202,285
Total expenses before fee and expense reductions	28,814,219	5,410,180
Fees voluntarily reduced/reimbursed by Investment Adviser	(5,273,888)	(788,342)
Fees voluntarily reduced by Administrator	(655,678)	(63,634)
Fees voluntarily reduced by Distributor	(172)	—
Fees voluntarily reduced by Shareholder Servicing Agent	(227,064)	(47,987)
Fees voluntarily reduced by Sub-Administrator	(5,659)	(4,243)
Custody earnings credits	(686,172)	(22,550)
Net Expenses	21,965,586	4,483,424

Net Investment Income	65,724,470	10,022,175

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investment securities	16,147	(6,519)
Net realized/unrealized gains (losses) on investments	16,147	(6,519)
Change in Net Assets Resulting from Operations	$65,740,617	$10,015,656
____________________

Amounts designated as “—“ are $0.00 or have been rounded to $0.00.
*	Class B Shares were liquidated on June 15, 2017 and are no longer offered.

12 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Investment Activities:
Operations:
Net investment income	$65,724,470	$7,180,525	$10,022,175	$829,895
Net realized gains/(losses) from investments	16,147	106,704	(6,519)	15,357
Change in net assets resulting from operations	65,740,617	7,287,229	10,015,656	845,252

Distributions:
Net investment income:
Class A Shares	(4,031)	(167)	—	—
Class B Shares*	(4)	(7)	—	—
Class D Shares	(5,633,122)	(157,507)	(771,011)	(16)
Class E Shares	(5)	(1)	(3)	(1)
Class I Shares	(46,468,106)	(3,240,578)	(4,077,583)	(517,995)
Intermediary Class Shares	(334,084)	(429)	(5)	(1)
Intermediary Service Class Shares	(149,565)	(1,568)	(108,766)	(1,541)
Class Y Shares	(13,117,235)	(3,780,275)	(5,060,292)	(310,662)
Net realized gains:
Class A Shares	(16)	—	—	—
Class D Shares	(19,535)	(1,011)	(2,175)	(2,318)
Class I Shares	(54,230)	(1,073)	(5,252)	(3,554)
Intermediary Class Shares	(127)	—	—	—
Intermediary Service Class Shares	(319)	—	(139)	—
Class Y Shares	(36,343)	(4,002)	(5,686)	(8,118)
Change in net assets from distributions:	(65,816,722)	(7,186,618)	(10,030,912)	(844,206)

Change in net assets resulting from
capital transactions	1,435,225,862	4,286,595,666	965,841,130	(151,452,006)
Change in net assets	1,435,149,757	4,286,696,277	965,825,874	(151,450,960)

Net Assets:
Beginning of period	10,544,617,825	6,257,921,548	1,276,416,089	1,427,867,049
End of period	$11,979,767,582	$10,544,617,825	$2,242,241,963	$1,276,416,089
Accumulated net investment income/(distributions
in excess of net investment income)	$18,318	$—	$4,515	$—
____________________

*	Class B Shares were liquidated on June 15, 2017 and are no longer offered.

See notes to financial statements.	HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	HSBC U.S. Government		HSBC U.S. Treasury
	Money Market Fund		Money Market Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
CAPITAL TRANSACTIONS*:
Class A Shares
Proceeds from shares issued	$1,250,433	$1,205,234	$—	$—
Proceeds from merger (Note 7)	—	340,856	—	—
Dividends reinvested	4,023	167	—	—
Value of shares redeemed	(976,253)	(755,634)	—	—
Class A Shares capital transactions	278,203	790,623	—	—

Class B Shares**
Proceeds from shares issued	833	—	—	—
Dividends reinvested	4	7	—	—
Value of shares redeemed	(49,611)	—	—	—
Class B Shares capital transactions	(48,774)	7	—	—

Class D Shares
Proceeds from shares issued	3,439,557,773	3,682,762,518	1,725,188,294	900,175,290
Proceeds from merger (Note 7)	—	1,668,424	—	—
Dividends reinvested	3,741,527	46,636	452,304	1,271
Value of shares redeemed	(3,747,291,178)	(2,623,349,427)	(1,682,583,070)	(966,167,073)
Class D Shares capital transactions	(303,991,878)	1,061,128,151	43,057,528	(65,990,512)

Class E Shares
Proceeds from shares issued	—	1,000	—	1,000
Proceeds from merger (Note 7)	—	1,001	—	—
Dividends reinvested	5	1	3	1
Value of shares redeemed	(2,007)	—	(1,004)	—
Class E Shares capital transactions	(2,002)	2,002	(1,001)	1,001

Class I Shares
Proceeds from shares issued	129,309,701,797	16,374,346,788	8,144,761,629	3,707,312,527
Proceeds from merger (Note 7)	—	516,688,873	—	—
Dividends reinvested	17,104,301	1,765,424	1,676,610	135,888
Value of shares redeemed	(126,160,507,607)	(13,794,885,625)	(7,630,922,394)	(3,745,412,945)
Class I Shares capital transactions	3,166,298,491	3,097,915,460	515,515,845	(37,964,530)

Intermediary Class Shares
Proceeds from shares issued	406,593,674	10,119,999	11	1,000
Proceeds from merger (Note 7)	—	1,001	—	—
Dividends reinvested	61,962	429	4	1
Value of shares redeemed	(397,082,021)	—	(11)	—
Intermediary Class Shares capital transactions	9,573,615	10,121,429	4	1,001

Intermediary Service Class Shares
Proceeds from shares issued	1,407,115,250	5,001,000	29,200,010	18,706,393
Proceeds from merger (Note 7)	—	1,001	—	—
Dividends reinvested	139,084	1,567	108,710	1,541
Value of shares redeemed	(1,355,215,341)	—	(25,401,015)	(600,000)
Intermediary Service Class Shares
capital transactions	52,038,993	5,003,568	3,907,705	18,107,934

Class Y Shares
Proceeds from shares issued	13,932,449,680	25,082,584,192	2,041,622,527	1,130,575,987
Proceeds from merger (Note 7)	—	3,036,134	—	—
Dividends reinvested	12,442,356	3,515,422	4,982,199	317,857
Value of shares redeemed	(15,433,812,822)	(24,977,501,322)	(1,643,243,677)	(1,196,500,744)
Class Y Shares capital transactions	(1,488,920,786)	111,634,426	403,361,049	(65,606,900)
Change in net assets resulting from
capital transactions	$1,435,225,862	$4,286,595,666	$965,841,130	$(151,452,006)
____________________

*	Share transactions are at net asset value of $1.00 per share.
**	Class B Shares were liquidated on June 15, 2017 and are no longer offered.

14 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U. S. GOVERNMENT MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net
			Realized and										Ratio of
			Unrealized			Net		Net		Net		Ratio of Net	Expenses
	Net Asset		Gains/			Realized		Asset		Assets	Ratio of Net	Investment	to Average
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,		at End	Expenses to	Income to	Net Assets
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total	of Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000's)	Assets(b)	Assets(b)	Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2017	$1.00	$—	$—	$—	$—	$—	$—	$1.00	0.22%	$1,998	0.59%	0.23%	0.68%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,720	0.34%	0.02%	0.69%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	929	0.08%	0.03%	0.69%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	154	0.07%	0.02%	0.69%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	428	0.17%	0.01%	0.68%
CLASS D SHARES
Year Ended October 31, 2017	$1.00	—	—	—	—	—	—	$1.00	0.34%	$1,645,222	0.47%	0.32%	0.54%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.02%	1,949,225	0.34%	0.02%	0.54%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	888,084	0.07%	0.03%	0.53%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	727,290	0.06%	0.02%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	670,893	0.13%	0.01%	0.53%
CLASS E SHARES
October 31, 2016 through
August 10, 2017(c)	$1.00	—	—	—	—	—	—	$1.00	0.26%	$—	0.23%	0.33%	0.29%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	2	0.06%	0.32%	0.31%
CLASS I SHARES
Year Ended October 31, 2017	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.69%	$7,853,457	0.12%	0.71%	0.18%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.21%	4,687,197	0.14%	0.23%	0.19%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	1,589,264	0.07%	0.03%	0.18%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	1,411,088	0.06%	0.02%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	1,156,894	0.13%	0.02%	0.18%
INTERMEDIARY CLASS SHARES
Year Ended October 31, 2017	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.63%	$19,694	0.18%	0.65%	0.33%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	10,121	0.18%	0.26%	0.37%
INTERMEDIARY SERVICE
CLASS SHARES
Year Ended October 31, 2017	$1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.61%	$57,042	0.20%	0.63%	0.39%
July 12, 2016(d) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	5,003	0.18%	0.22%	0.42%

See notes to financial statements.	HSBC FAMILY OF FUNDS 15

HSBC U. S. GOVERNMENT MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net
			Realized and										Ratio of
			Unrealized			Net		Net		Net		Ratio of Net	Expenses
	Net Asset		Gains/			Realized		Asset		Assets	Ratio of Net	Investment	to Average
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,		at End	Expenses to	Income to	Net Assets
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total	of Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000's)	Assets(b)	Assets(b)	Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2017	$1.00	$0.01	$—	$0.01	$(0.01)	$—	$(0.01)	$1.00	0.58%	$2,402,354	0.23%	0.53%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.12%	3,891,299	0.23%	0.11%	0.28%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	0.03%	3,779,595	0.07%	0.03%	0.28%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.02%	3,458,399	0.06%	0.02%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	0.01%	2,404,867	0.13%	0.01%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)	Closed operations on August 10, 2017.
(d)	Commencement of operations on July 12, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

16 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC U. S. TREASURY MONEY MARKET FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
			Net
			Realized and										Ratio of
			Unrealized			Net		Net		Net		Ratio of Net	Expenses
	Net Asset		Gains/			Realized		Asset		Assets	Ratio of Net	Investment	to Average
	Value,	Net	(Losses)	Total from	Net	Gains from		Value,		at End	Expenses to	Income to	Net Assets
	Beginning	Investment	from	Investment	Investment	Investment	Total	End of	Total	of Period	Average Net	Average Net	(Excluding Fee
	of Period	Income	Investments	Activities	Income	Transactions	Distributions	Period	Return(a)	(000’s)	Assets(b)	Assets(b)	Reductions)(b)
CLASS A SHARES
Year Ended October 31, 2014(c)	$1.00	$—	$—	$—	$—	$—	$—	$1.00	—%	$—	—%	—%	—%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	5	0.10%	—%	0.69%
CLASS D SHARES
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	$1.00	0.29%	$257,062	0.49%	0.28%	0.55%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	—%	214,041	0.28%	—%	0.55%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	280,032	0.06%	—%	0.54%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	638,939	0.06%	—%	0.54%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	517,845	0.09%	—%	0.53%
CLASS E SHARES
October 31, 2016 through
August 10, 2017(d)	1.00	—	—	—	—	—	—	$1.00	0.29%	$—	0.25%	0.37%	0.29%
July 12, 2016(e) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.33%
CLASS I SHARES
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.64%	$861,944	0.14%	0.65%	0.19%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.13%	346,399	0.16%	0.13%	0.20%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	384,363	0.05%	—%	0.19%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	263,714	0.06%	0.01%	0.19%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	1,086,181	0.09%	—%	0.18%
INTERMEDIARY CLASS SHARES
Year Ended October 31, 2017	1.00	—	—	—	—	—	—	$1.00	0.44%	$1	0.18%	0.44%	0.34%
July 12, 2016(e) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.11%	1	—%	0.37%	0.38%
INTERMEDIARY SERVICE
CLASS SHARES
Year Ended October 31, 2017	1.00	0.01	—	0.01	(0.01)	—	(0.01)	$1.00	0.58%	$22,016	0.20%	0.58%	0.40%
July 12, 2016(e) through
October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.10%	18,108	0.20%	0.14%	0.48%
See notes to financial statements.	HSBC FAMILY OF FUNDS 17

HSBC U.S. TREASURY MONEY MARKET FUND
Financial Highlights (continued)

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000's)	Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(b)
CLASS Y SHARES
Year Ended October 31, 2017	$1.00	$0.01	$—	$0.01	$(0.01)	—	$(0.01)	$1.00	0.53%	$1,101,219	0.25%	0.56%	0.29%
Year Ended October 31, 2016	1.00	—	—	—	—	—	—	1.00	0.04%	697,866	0.25%	0.04%	0.30%
Year Ended October 31, 2015	1.00	—	—	—	—	—	—	1.00	—%	763,473	0.06%	—%	0.29%
Year Ended October 31, 2014	1.00	—	—	—	—	—	—	1.00	0.01%	956,312	0.06%	0.01%	0.29%
Year Ended October 31, 2013	1.00	—	—	—	—	—	—	1.00	—%	968,290	0.09%	—%	0.28%

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(b)	Annualized for periods less than one year.
(c)

Class A Shares were operational during a portion of the year only. Amounts reflect performance for a period of time the class had operations, which was 201 days during the period. The net asset value reflected represents the last day the class had operations.

(d)	Closed operations on August 10, 2017.
(e)	Commencement of operations on July 12, 2016.
Amounts designated as “—“ are $0.00 or have been rounded to $0.00.

18 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were previously series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2017, the Trust is composed of 13 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC U.S. Treasury Money Market Fund	U.S. Treasury Money Market Fund

Both of the Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Both of the Funds are government money market funds (as defined in Rule 2a-7) and seek to maintain a stable net asset value of $1.00 per share, although it is possible to lose money by investing in the Funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. Each of the Funds has eight classes of shares: Class A Shares, Class C Shares, Class D Shares, Class E Shares, Class I Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class E, Class I, Intermediary Class, Intermediary Service Class or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges. Class B Shares of the U.S. Government Money Market Fund were operational during the year but were liquidated and are no longer offered as of October 31, 2017.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Securities Valuation:

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date.

Restricted Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in SEC Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. At October 31, 2017, there were no restricted securities held by the Funds.

Repurchase Agreements:

The U.S. Government Money Market Fund may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. government obligations. The U.S. Treasury Money Market Fund may temporarily invest in repurchase agreements collateralized by U.S. Treasury Obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There is potential for loss to a Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

20 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Cash:

Cash is held in deposit accounts at the Funds’ custodian bank, The Northern Trust Company, and is a significant portion of the net assets, which may exceed the amount insured by the Federal Deposit Insurance Corporation (“FDIC”). To the extent that such balances exceed FDIC insurance limits, the Funds are subject to the creditworthiness of the custodian bank.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders from net investment income, if any, are declared daily and distributed monthly from each Fund. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN – and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. Money market funds, including the Funds, will not be required to report on Form N-PORT. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

HSBC FAMILY OF FUNDS 21

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. There were no transfers during the year ended October 31, 2017. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Investments of the Funds are valued using the amortized cost method pursuant to Rule 2a-7 under the Act, which approximates fair value, and are typically categorized as Level 2 in the fair value hierarchy. The amortized cost method involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discounts or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund holding the instrument would receive if it sold the instrument. The fair value of securities in the Funds can be expected to vary with changes in prevailing interest rates.

Repurchase agreements are valued at original cost and are typically categorized as Level 2 in the fair value hierarchy.

For the period ended October 31, 2017, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value. As of October 31, 2017, all investments were categorized as Level 2 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments for each Fund.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at an annual rate of 0.10%.

HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services in this capacity, HSBC is entitled to receive a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class C Shares, Class D Shares, Intermediary Class Shares, Intermediary Service Class Shares and Class Y Shares, at an annual rate of 0.10%.

The Bank of New York Mellon (the “Servicer”) provides recordkeeping, reporting and processing services to the Class I Shares of the Funds. The Servicer is paid by the Investment Adviser and not by the Funds, for these services.

22 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2017, the effective annualized rate was 0.039%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $312,739 for the year ended October 31, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

On May 31, 2017, Foreside Distribution Services, L.P. (“Foreside”) announced that Lovell Minnick Partners, LLC completed its acquisition of a majority interest in Foreside Financial Group, LLC, an indirect parent of Foreside. Foreside serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. For the year ended October 31, 2017, Foreside, as Distributor, also received $4,154 in commissions from sales of the Trust, of which $3 were reallocated to HSBC-affiliated brokers and dealers.

Expenses reduced during the year ended October 31, 2017 are reflected on the Statements of Operations as “Fees voluntarily reduced by Distributor.’’

HSBC FAMILY OF FUNDS 23

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents (which includes HSBC and its affiliates) for providing various shareholder services. As disclosed in the Statements of Operations, for the current fiscal period certain amounts of the Shareholder Servicing Fees have been waived by those shareholder servicing agents, including HSBC and its affiliates. Expenses reduced during the year ended October 31, 2017 are reflected on the Statements of Operations as “Fees voluntarily reduced by Shareholder Servicing Agent.” For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to the following:

Share Class	Fee Rate(%)
Class A Shares	0.60%*
Class C Shares	0.25%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%
____________________

* Currently charging 0.40%

The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, the following:

Share Class	Fee Rate(%)
Class A Shares	0.60%
Class C Shares	1.00%
Class D Shares	0.25%
Class E Shares	0.10%
Intermediary Class Shares	0.05%
Intermediary Service Class Shares	0.10%

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services and money market fund reporting services. Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency services for each Fund. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

24 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2018 the total annual expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain classes of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
		Expense
Fund	Class	Limitations(%)
U.S. Government Money Market Fund	E	0.25
U.S. Government Money Market Fund	I	0.20
U.S. Treasury Money Market Fund	E	0.25
U.S. Treasury Money Market Fund	I	0.20

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. Effective December 14, 2017, the Investment Adviser has agreed to contractually limit through March 1, 2019, the total annual expenses of each Fund, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to each Fund’s investments in investment companies, to an annual rate of 0.18% and 0.20% for Intermediary Shares and Intermediary Service Shares, respectively. At October 31, 2017, there were no remaining contractual reimbursements that are subject to repayment by the Funds in subsequent years.

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

During the year ended October 31, 2017, the following amounts of expenses were waived:

									Intermediary
	Class A	Class B	Class C	Class D	Class E	Class I	Class Y	Intermediary	Service
Fund	($)	($)	($)	($)	($)	($)	($)	Class ($)	Class ($)
U.S. Government Money Market Fund	1,449	185	—	1,036,313	2	3,797,795	1,207,632	75,418	43,667
U.S. Treasury Money Market Fund	—	—	—	146,117	—	337,032	384,505	—	36,552

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce the Funds’ custodian expenses. Expenses reduced during the year ended October 31, 2017 are reflected on the Statements of Operations as “Custody earnings credits,” as applicable.

Overdraft Facility:

The Funds have entered into an arrangement with their custodian bank (The Northern Trust Company) whereby an uncommitted, secured overdraft facility is made available to meet unanticipated end-of-day liquidity needs of the Funds which cannot be fulfilled by trading activities. The interest rate on overdraft amounts is calculated at an annual rate of 0.50% plus the Federal Funds Rate. The overdraft facility is limited to $750,000,000 and $50,000,000 for the U.S. Government Money Market Fund and the U.S. Treasury Money Market Fund, respectively.

HSBC FAMILY OF FUNDS 25

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

5. Federal Income Tax Information:

At October 31, 2017, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)
U.S. Government Money Market Fund	11,438,053,600	—	—	—
U.S. Treasury Money Market Fund	2,417,908,675	—	—	—

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
		Net	Total
		Long Term	Taxable		Total
	Ordinary	Capital	Distributions	Return of	Distributions
	Income ($)	Gains ($)	($)	Capital ($)	Paid ($)(1)
U.S. Government Money Market Fund	62,438,599	—	62,438,599	—	62,438,599
U.S. Treasury Money Market Fund	9,690,876	—	9,690,876	—	9,690,876
____________________

(1)	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2016, was as follows:

	Distributions paid from
		Net Long	Total
		Term	Taxable		Total
	Ordinary	Capital	Distributions	Return of	Distributions
	Income ($)	Gains ($)	($)	Capital ($)	Paid $ (1)
U.S. Government Money Market Fund	6,777,535	5,589	6,783,124	—	6,783,124
U.S Treasury Money Market Fund	800,318	—	800,318	—	800,318
____________________

(1)	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed			Accumulated		Total
	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Other	Appreciation/	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	(Depreciation) ($)	(Deficit) ($)
U.S. Government Money
Market Fund	3,838,545	12,281	3,850,826	(3,820,227)	—	—	30,599
U.S. Treasury Money
Market Fund	388,439	—	388,439	(383,924)	(6,519)	—	(2,004)

As of the tax year ended October 31, 2017, the U.S. Treasury Money Market Fund has net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
U.S. Treasury Money Market Fund	6,519	—	6,519

26 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2017, the Funds had no deferred losses.

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

6. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of shareholders		Number of
	with ownership of		shareholders with
	voting securities of the		ownership of voting
	Portfolio greater than		securities of the	% owned in
	10% and less than 25%	% owned in	Portfolio greater	aggregate
	of the total Portfolio’s	aggregate	than 25% of the total	by greater
	outstanding voting	by 10% - 25%	Portfolio’s outstanding	than 25%
Fund	securities	shareholders	voting securities	shareholders
U.S. Government Money Market Fund	—	—	2	50%(a)
U.S. Treasury Money Market Fund	—	—	1	81%(b)
____________________

(a)	25% owned by the Investment Adviser or an affiliate
(b)	81% owned by the Investment Adviser or an affiliate

HSBC FAMILY OF FUNDS 27

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

7. Business Combinations:

On October 7, 2016, the U.S. Government Money Market Fund acquired all of the assets and assumed all of the liabilities of the HSBC Prime Money Market Fund (“Prime Money Market Fund”), an open-end investment company, pursuant to a plan of reorganization approved by the Board on September 7, 2016. The purpose of the transaction was to combine two funds with substantially similar investment policies and strategies. The acquisition was accomplished by a tax-free exchange of 521,737,290 shares of the U.S. Government Money Market Fund, valued at $521,737,290, for all of the assets and the assumption of the liabilities (net assets of $521,737,290) of the Prime Money Market Fund on October 7, 2016. The investment portfolio of the Prime Money Market Fund, with an amortized cost of $430,000,000, which approximates the fair value at October 7, 2016, was the principal asset acquired by the U.S. Government Money Market Fund. For financial reporting purposes, assets received and shares issued by the U.S. Government Money Market Fund were recorded at amortized cost which approximates fair value; and the amortized cost basis of the investments received from the Prime Money Market Fund was carried forward to align ongoing reporting of the U.S. Government Money Market Fund. Immediately prior to the merger, the net assets of the U.S. Government Money Market Fund were $8,728,801,871.

8. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2017.

28 HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of HSBC U.S. Government Money Market Fund and HSBC U.S. Treasury Money Market Fund (two of the portfolios constituting HSBC Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements as of and for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2017

HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2017 (Unaudited)

During the year ended October 31, 2017, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
U.S. Government Money Market Fund	110,570	—
U.S. Treasury Money Market Fund	13,252	—

During the year ended October 31, 2017, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest Income (%)
U.S. Government Money Market Fund	100.00
U.S. Treasury Money Market Fund	100.00

30 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

						Annualized
			Beginning	Ending	Expenses Paid	Expense Ratio
			Account Value	Account Value	During Period*	During Period
			5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
U.S. Government Money
Market Fund	Class A Shares		$1,000.00	$1,001.90	$3.18	0.63%
	Class D Shares		1,000.00	1,002.70	2.42	0.48%
	Class E Shares	**	1,000.00	1,001.30	0.64	0.23%
	Class I Shares		1,000.00	1,004.50	0.61	0.12%
	Intermediary
	Class Shares		1,000.00	1,004.20	0.91	0.18%
	Intermediary
	Service Class
	Shares		1,000.00	1,004.10	1.01	0.20%
	Class Y Shares		1,000.00	1,003.90	1.16	0.23%

U.S. Treasury Money
Market Fund	Class D Shares		1,000.00	1,002.40	2.52	0.50%
	Class E Shares	**	1,000.00	1,001.00	0.70	0.25%
	Class I Shares		1,000.00	1,004.20	0.71	0.14%
	Intermediary
	Class Shares		1,000.00	1,002.60	0.91	0.18%
	Intermediary
	Service Class
	Shares		1,000.00	1,003.90	1.01	0.20%
	Class Y Shares		1,000.00	1,003.60	1.26	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).
**	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 102/365 (to reflect the stub period May 1, 2017 to August 10, 2017).

HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
U.S. Government Money
Market Fund	Class A Shares	$1,000.00	$1,022.03	$3.21	0.63%
	Class D Shares	1,000.00	1,022.79	2.45	0.48%
	Class E Shares	1,000.00	1,024.60	1.17	0.23%
	Class I Shares	1,000.00	1,024.60	0.61	0.12%
	Intermediary
	Class Shares	1,000.00	1,024.30	0.92	0.18%
	Intermediary
	Service Class
	Shares	1,000.00	1,024.20	1.02	0.20%
	Class Y Shares	1,000.00	1,024.05	1.17	0.23%

U.S. Treasury Money
Market Fund	Class D Shares	1,000.00	1,022.68	2.55	0.50%
	Class E Shares	1,000.00	1,023.95	1.28	0.25%
	Class I Shares	1,000.00	1,024.50	0.71	0.14%
	Intermediary
	Class Shares	1,000.00	1,024.30	0.92	0.18%
	Intermediary
	Service Class
	Shares	1,000.00	1,024.20	1.02	0.20%
	Class Y Shares	1,000.00	1,023.95	1.28	0.25%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

32 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present)	13	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present)	13	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2008 to present	Private Investor (2000 - present)	13	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 71	Chairman and Trustee	Indefinite; 2005 to present	Private Investor (2003 - present)	13	Ellington Residential
Mortgage REIT (NYSE
listed real estate
investment trust)
(2013 – present);
Ellington Financial LLC
(NYSE listed financial
services company)
(2007 – present); and
Overseas Shipholding
Group (OSG)
(NYSE listed company)
					(2005 – 2014)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 54	Trustee	Indefinite; 2011 to present	Director and Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011 - present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser) (2008 - 2011)	13	None

____________________

*     Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 59	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 54	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

ALLAN SHAER* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 52	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 - present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 - 2016)

IOANNIS TZOUGANATOS* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 41	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 - present)

CHARLES BOOTH* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 57	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Shaer, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

34 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS 35

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE
CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-MMF-1217	12/17

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2017

EQUITY FUNDS	Class A	Class B	Class C	Class I
HSBC Opportunity Fund	HSOAX	HOPBX	HOPCX	RESCX

HSBC Family of Funds
Annual Report - October 31, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Statements of Assets and Liabilities	6
Statements of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	10
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	19
Other Federal Income Tax Information	20
Table of Shareholder Expenses	21

HSBC Portfolio

Portfolio Composition	23
Schedules of Portfolio Investments
HSBC Opportunity Portfolio	24
Statement of Assets and Liabilities	26
Statement of Operations	27
Statements of Changes in Net Assets	28
Financial Highlights	29
Notes to Financial Statements	30
Report of Independent Registered Public Accounting Firm	35
Table of Shareholder Expenses	36
Board of Trustees and Officers	37
Other Information	39

Glossary of Terms

Bloomberg Barclays Global Aggregate Bond Index is an index that is a measure of global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production, inventories, new orders, and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

Lipper Mid-Cap Growth Funds Average is an equally weighted average of mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s large-cap floor. Mid-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P MidCap 400 Index.

MSCI Emerging Markets (“MSCI EM”) Index is an index that captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index is an equity index which captures the large- and mid-cap representation across developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

Russell 2500TM Growth Index is an index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s Mid Cap 400 Index is an unmanaged index that is the most widely used index for mid-sized companies. The S&P MidCap 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition.

Standard & Poor’s 500 (“S&P 500”) Index is an index that is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy experienced broad growth over the 12-month period from November 1, 2016, through October 31, 2017. Although there was much geopolitical turmoil and uncertainty, investor sentiment was buoyed by healthy corporate profits, supportive monetary policy, tightening labor markets and other positive economic data. Major economies experienced improvements to credit and labor conditions and major central banks continued to normalize monetary policy at a gradual pace. A synchronized economic expansion in both developed and emerging economies helped lift major market indices around the world to near record highs by the end of the period.

Early in the period, global markets were shocked by the surprise results of the November U.S. presidential elections. Positive economic data had already been pushing markets along a positive trajectory in the final months of the previous period, but the election outcome triggered an intense rally as investors grew increasingly optimistic that the new administration would follow through on campaign promises perceived as accommodative for business. The prospect of tax reform, reduced regulations and streamlined fossil fuel energy production continued to drive significant market gains throughout the period.

A rising tide of nationalist populism throughout the U.S. and Europe raised concerns among global investors. The prospect of a new era of protectionist trade policies and political unpredictability remained top-of-mind for investors throughout the period. These concerns eased somewhat after the electoral victories of centrist candidates, including the May election victory of Emmanuel Macron in the French presidential elections and the September reelection of Chancellor Angela Merkel in Germany. Even so, the changing political dynamics remained as President Trump moved forward with policies that rattled global trade and mobility, including withdrawing the U.S. from the Trans-Pacific Partnership, renegotiating the terms of the North American Free Trade Agreement and restricting immigration.

Geopolitical developments were also a source of investor uncertainty during the period and a drag on certain economies and sectors. Among the most notable events were tensions over North Korea’s continued efforts to develop its nuclear weapons capabilities, political turmoil in Turkey in April and an attempt by Catalans to declare independence from Spain in October.

The U.S. Federal Reserve (the Fed) increased its federal funds rate three times during the 12-month period, increasing its target range from 0.50% to 1.25%. The Fed also initiated its plan to scale back its monetary stimulus efforts adopted during the financial crisis in 2008.

Growth in the U.S. gross domestic product (GDP1) slowed modestly in the first two quarters of the period but then picked up significantly near the end. Preliminary estimates suggest that faster growth continued through the third quarter of 2017. Economic data in the U.S. was generally strong during the period, showing robust corporate earnings, a healthy labor market and an increase in consumer discretionary spending. The domestic unemployment rate dropped to a 16-year low and the Institute of Supply Management Manufacturing Index1 climbed to a 13-year high.

Contributors to economic growth in many economies, including in the U.S., were increases in manufacturing activity and exports. This was partly driven by an uptick in demand for imports from China.

China’s economy continued to grow at a relatively slow pace in comparison to previous years. The meeting of China’s National Congress indicated that the government was shifting from an emphasis on short-term growth objectives to a goal of sustainable economic development facilitated by political and economic reforms.

Eurozone economies also experienced solid growth as they continued to benefit from improving credit conditions and easing fiscal austerity by many of its component governments. The European Central Bank announced it would extend its quantitative easing program and implied that rates would remain low in the near term.

The Bank of Japan continued its extremely loose monetary policy and fiscal stimulus efforts with mixed results. GDP growth maintained its momentum, but declining exports and slow wage growth were among the signs indicating the Japanese economy continued to improve at a relatively sluggish pace.

Energy and metal prices climbed significantly during the period, while agricultural commodities generally slumped. Crude oil prices hit a two-year high late in the period, driven by declining global inventories and slower growth of U.S. production.

Global inflation increased very slightly during the period. The U.S. dollar weakened during the first several months of 2017 and ended the period lower than it had started. The weakening of the dollar provided a boost to U.S. exports and offered relief to countries such as Mexico, Turkey, and Indonesia that hold high levels of U.S. dollar-denominated debt.

Market Review

Global equity markets delivered strong returns during the period while showing exceptionally low volatility. Stocks rallied immediately after the election of President Trump and continued to rise somewhat steadily throughout 2017 with positive economic data adding to the momentum. Geopolitical tension and a lack of momentum in U.S. domestic policy initiatives eventually weighed on investor sentiment, but improving economic fundamentals in the Eurozone helped offset those growing concerns. The Fed’s commitment to gradually scaling back its monetary stimulus, along with new proposals for tax reform legislation, also supported gains for stocks.

Emerging markets equities began the period with a selloff triggered by concerns over U.S. trade protectionism and a strengthening U.S. dollar. The tide turned in 2017, however, as the U.S. dollar weakened and fears about the impact of changing trade policy subsided. Moreover, demand for emerging markets equities was supported through the period by relatively cheap valuations compared to developed market stocks.

The MSCI Emerging Markets Index1 (MSCI EM) hit a three-year high in September. However, emerging markets equities pulled back somewhat late in the period due to concerns that the proposed tax reform in the U.S. would repatriate dollars and draw capital out of developing countries. The MSCI EM Index returned 26.91% during the fiscal year compared to a 24.01% gain for the MSCI EAFE Index1 of international stocks in developed markets, for the same period.

U.S. equities posted strong gains similar to those of other developed economies during the period. The S&P 500 Index1 of large-cap stocks returned 23.63%.

Global fixed income markets posted modest gains during the period as investors favored equities in an environment of global economic expansion, perceived risk of inflation and gradual monetary policy normalization. Yields and credit spreads across bond sectors remained low relative to history. The Bloomberg Barclay’s Global Aggregate Bond Index1, which tracks investment-grade debt in 24 local currency markets, returned 1.18% during the period while the J.P. Morgan Emerging Market Bond Index Global1 returned 5.89%. Yields on U.S. government debt rose during the period.

1     For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)

HSBC Opportunity Fund
(Class A Shares, Class B Shares, Class C Shares and Class I Shares)

by William A. Muggia, Committee Lead/Portfolio Manager
Ethan J. Myers, CFA, Portfolio Manager
John M. Montgomery, Portfolio Manager
Hamlen Thompson, Portfolio Manager
Bruce N. Jacobs, CFA, Portfolio Manager
Westfield Capital Management Company, L.P.

The HSBC Opportunity Fund (the “Fund”) seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of small- and mid-cap companies. Small- and mid-cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500TM Growth Index1. The Fund may also invest in equity securities of larger, more established companies and may invest up to 20% of its assets in securities of foreign companies. The Fund employs a two-tier structure, commonly referred to as a “master-feeder” structure, in which the Fund invests all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, L.P. as its subadviser.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. Investing in smaller companies is more risky and volatile than investing in large companies. Growth investment style may fall out of favor in the marketplace and result in significant declines in the value of the Portfolio’s securities. Securities of companies considered growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory, and economic uncertainty.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Class I Shares of the HSBC Opportunity Fund produced a 29.53%* total return, and the Class A Shares of the Fund produced a 29.00%* total return (without sales charge). The Russell 2500™ Growth Index1, the Fund’s primary performance benchmark, and the Lipper Mid-Cap Growth Funds Average1 returned 30.07% and 26.29%, respectively, for the same period.

Portfolio Performance

Domestic equity markets posted broad gains during the period ended October 31, 2017. The rally began shortly after the U.S. presidential election in November 2016 and carried over into 2017 with positive economic data adding to the momentum. By the end of the summer of 2017, the domestic unemployment rate had dropped to a 16-year low and the Institute of Supply Management Manufacturing Index1 climbed to a level last seen in 2004, signaling economic strength. Declining unemployment and GDP1 growth in the Eurozone and improvements in emerging economies helped overshadow investor concerns over geopolitical tensions and a lack of momentum in U.S. policy initiatives. The Federal Reserve’s commitment to unwinding some of the monetary stimulus, along with the White House’s tax reform proposals, also supported gains among risk assets.

In this environment, the Fund benefited from positive performance across all economic sectors, with the largest contributions stemming from the information technology, health care, and industrials, which account for more than 50% of the Fund’s assets.†

However, the Fund underperformed its primary benchmark. The health care and industrials sectors were the largest detractors from the Fund’s relative results, particularly stock selection in the health care equipment and health care facilities sub-industries. Shares of a manufacturer of glucose monitoring systems declined sharply in late September after an industry competitor released details about its own device, inciting investor fears of increased competition. The negative impact of holding residual cash also dragged on relative results.†

The consumer discretionary sector was the greatest contributor to relative returns mostly due to stock selection. The Fund’s investments in movies and entertainment, leisure facilities and education services were among the top relative outperformers. Moreover, despite economic indicators that implied renewed discretionary spending by consumers, the consumer discretionary sector as a whole underperformed during the period. As a result, the Fund’s underweight allocation to the sector also contributed to returns. Stock selection within the real estate sector was another significant contributor, along with a strategic underweight allocation to the consumer staples segment, which was the market’s second-worst performing sector during the period.†

*

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)

HSBC Opportunity Fund

The charts above represent a historical 10-year performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[5]
	Inception
As of October 31, 2017	Date	1 Year		5 Year	10 Year	Gross	Net
HSBC Opportunity Fund Class A1	9/23/96	22.59	*	11.50	7.34	5.87	1.65
HSBC Opportunity Fund Class B2	1/6/98	24.05	*	11.83	7.41	6.62	2.40
HSBC Opportunity Fund Class C3	11/4/98	27.11	*	11.84	7.49	6.62	2.40
HSBC Opportunity Fund Class I†	9/3/96	29.53	*	13.22	8.47	1.31	1.10
Russell 2500TM Growth Index[4]	—	30.07		15.50	8.56	N/A	N/A
Lipper Mid-Cap Growth Funds Average[4]	—	26.29		13.83	6.81	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018 for Class A Shares, Class B Shares, Class C Shares and Class I Shares.

Certain returns shown include monies received by the Portfolio, in which the Fund invests, in respect of one-time class action settlements and monies received by the Fund from a one-time reimbursement from HSBC Global Asset Management (USA) Inc. (the “Adviser”) related to past marketing arrangements. As a result, the Fund’s total returns for those periods were higher than they would have been had the Portfolio and the Fund not received the payments.

*

The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.

†	The Class I Shares are issued by a separate series of the HSBC Funds.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.
3	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.
4	For additional information, please refer to the Glossary of Terms.
5

Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.65%, 2.40%, 2.40% and 1.10% for Class A Shares, Class B Shares, Class C and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.

The Fund’s performance is measured against the Russell 2500TM Growth Index, an unmanaged index that measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 5

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities — as of October 31, 2017

		Opportunity
	Opportunity	Fund
	Fund	(Class I)
Assets:
Investments in Affiliated Portfolio	$9,931,067	$127,926,102
Receivable for capital shares issued	300	1,340
Receivable from Investment Adviser	13,539	—
Prepaid expenses	5,835	13,412
Total Assets	9,950,741	127,940,854

Liabilities:
Payable for capital shares redeemed	3,244	32,891
Accrued expenses and other payables:
Investment Management	—	4,338
Administration	162	2,128
Distribution fees	314	—
Shareholder Servicing	1,970	—
Accounting	1,581	752
Professional	8,518	10,281
Printing	1,344	14,965
Transfer Agent	13,341	14,094
Trustee	55	120
Other	251	784
Total Liabilities	30,780	80,353
Net Assets	$9,919,961	$127,860,501

Composition of Net Assets:
Capital	$7,301,685	$89,577,184
Accumulated net investment income/(loss)	—	—
Accumulated net realized gains/(losses) from investments	1,023,608	17,011,585
Net unrealized appreciation/(depreciation) on investments	1,594,668	21,271,732
Net Assets	$9,919,961	$127,860,501

Net Assets:
Class A Shares	$9,422,219	$—
Class B Shares	44,024	—
Class C Shares	453,718	—
Class I Shares	—	127,860,501
Total	$9,919,961	$127,860,501

Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	838,038	—
Class B Shares	6,265	—
Class C Shares	61,518	—
Class I Shares	—	8,301,092

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$11.24	$—
Class B Shares(a)	$7.03	$—
Class C Shares(a)	$7.38	$—
Class I Shares	$—	$15.40
Maximum Sales Charge:
Class A Shares	5.00%	—%
Maximum Offering Price per share (Net Asset Value / (100%-maximum sales charge))
Class A Shares	$11.83	$—
Investments in Affiliated Portfolio, at cost	$8,336,399	$106,654,370
____________________

(a)	Redemption price per share varies by length of time shares are held.

6 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations — For the year ended October 31, 2017

		Opportunity
	Opportunity	Fund
	Fund	(Class I)
Investment Income:
Investment Income from Affiliated Portfolio	$75,498	$1,012,852
Expenses from Affiliated Portfolio	(90,141)	(1,207,852)
Total Investment Income/(Loss)	(14,643)	(195,000)

Expenses:
Administration:
Class A Shares	1,832	—
Class B Shares	12	—
Class C Shares	91	—
Class I Shares	—	25,958
Distribution:
Class B Shares	457	—
Class C Shares	3,486	—
Shareholder Servicing:
Class A Shares	21,832	—
Class B Shares	155	—
Class C Shares	998	—
Accounting	18,946	8,978
Administrative Services	6,908	11,575
Compliance Services	125	1,712
Printing	6,680	39,056
Professional	11,288	35,300
Transfer Agent	109,942	117,350
Trustee	1,670	4,100
Registration fees	23,542	32,533
Other	2,522	13,522
Total expenses before fee and expense reductions	210,486	290,084
Fees voluntarily reduced/reimbursed by Investment Adviser	(9,948)	—
Fees contractually reduced/reimbursed by Investment Adviser	(131,244)	(28,269)
Fees voluntarily reduced by Sub-Administrator	(1,296)	(2,202)
Net Expenses	67,998	259,613

Net Investment Income/(Loss)	(82,641)	(454,613)

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments from Affiliated Portfolio	1,383,534	19,709,152
Change in unrealized appreciation/depreciation on investments from Affiliated Portfolio	1,222,544	15,692,968

Net realized/unrealized gains/(losses) on investments from Affiliated Portfolio	2,606,078	35,402,120
Change in Net Assets Resulting from Operations	$2,523,437	$34,947,507

See notes to financial statements.	HSBC FAMILY OF FUNDS 7

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Opportunity Fund		Opportunity Fund (Class I)
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
Investment Activities:
Operations:
Net investment income/(loss)	$(82,641)	$(96,199)	$(454,613)	$(305,239)
Net realized gains/(losses) from investments	1,383,534	1,215,936	19,709,152	13,908,190
Change in unrealized appreciation/depreciation
on investments	1,222,544	(1,855,077)	15,692,968	(20,296,364)
Change in net assets resulting from operations	2,523,437	(735,340)	34,947,507	(6,693,413)

Distributions:
Net realized gains:
Class A Shares	(1,128,826)	—	—	—
Class B Shares	(12,613)	—	—	—
Class C Shares	(79,223)	—	—	—
Class I Shares	—	—	(14,495,106)	—
Change in net assets resulting from distributions	(1,220,662)	—	(14,495,106)	—
Change in net assets resulting from
capital transactions	(1,208,010)	(7,035,888)	(33,653,038)	(72,091,064)
Change in net assets	94,765	(7,771,228)	(13,200,637)	(78,784,477)

Net Assets:
Beginning of period	9,825,196	17,596,424	141,061,138	219,845,615
End of period	$9,919,961	$9,825,196	$127,860,501	$141,061,138
Accumulated net investment income (loss)	$—	$(79,658)	$—	$(332,204)

8 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Class I)
	For the	For the	For the	For the
	year ended	year ended	year ended	year ended
	October 31, 2017	October 31, 2016	October 31, 2017	October 31, 2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$490,391	$2,138,113	$—	$—
Dividends reinvested	1,096,861	—	—	—
Value of shares redeemed	(2,703,036)	(8,758,224)	—	—
Class A Shares capital transactions	(1,115,784)	(6,620,111)	—	—

Class B Shares:
Proceeds from shares issued	7,643	—	—	—
Dividends reinvested	12,613	—	—	—
Value of shares redeemed	(53,986)	(95,023)	—	—
Class B Shares capital transactions	(33,730)	(95,023)	—	—

Class C Shares:
Proceeds from shares issued	9,094	200	—	—
Dividends reinvested	79,223	—	—	—
Value of shares redeemed	(146,813)	(320,954)	—	—
Class C Shares capital transactions	(58,496)	(320,754)	—	—

Class I Shares:
Proceeds from shares issued	—	—	9,067,442	46,455,601
Dividends reinvested	—	—	14,367,761	—
Value of shares redeemed	—	—	(57,088,241)	(118,546,665)
Class I Shares capital transactions	—	—	(33,653,038)	(72,091,064)
Change in net assets resulting from capital transactions	$(1,208,010)	$(7,035,888)	$(33,653,038)	$(72,091,064)

SHARE TRANSACTIONS:
Class A Shares:
Issued	47,663	226,608	—	—
Reinvested	118,452	—	—	—
Redeemed	(260,788)	(899,384)	—	—
Change in Class A Shares	(94,673)	(672,776)	—	—

Class B Shares:
Issued	1,202	—	—	—
Reinvested	2,167	—	—	—
Redeemed	(8,201)	(14,246)	—	—
Change in Class B Shares	(4,832)	(14,246)	—	—

Class C Shares:
Issued	1,383	29	—	—
Reinvested	12,966	—	—	—
Redeemed	(20,791)	(44,801)	—	—
Change in Class C Shares	(6,442)	(44,772)	—	—

Class I Shares:
Issued	—	—	656,336	3,513,118
Reinvested	—	—	1,137,590	—
Redeemed	—	—	(4,121,773)	(8,909,863)
Change in Class I Shares	—	—	(2,327,847)	(5,396,745)

See notes to financial statements.	HSBC FAMILY OF FUNDS 9

HSBC OPPORTUNITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

	Investment Activities				Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Class A Shares
Year Ended October 31, 2017	$9.94	$(0.08)	$2.68	$2.60	$—	$(1.30)	$(1.30)	$11.24	29.00%		$9,422	1.55%	(0.79)%	2.98%	80%
Year Ended October 31, 2016	10.34	(0.07)	(0.33)	(0.40)	—	—	—	9.94	(3.87)%		9,276	1.55%	(0.66)%	2.11%	96%
Year Ended October 31, 2015	12.83	(0.10)	(0.07)	(0.17)	—	(2.32)	(2.32)	10.34	(2.21)%		16,593	1.55%	(0.86)%	1.84%	63%
Year Ended October 31, 2014	12.78	(0.13)	1.53	1.40	—	(1.35)	(1.35)	12.83	11.57%		16,110	1.55%	(1.04)%	1.86%	66%
Year Ended October 31, 2013	10.13	(0.06)	3.34	3.28	—	(0.63)	(0.63)	12.78	34.02	%(d)	14,259	1.55%	(0.49)%	2.01%	70%
Class B Shares
Year Ended October 31, 2017	6.72	(0.10)	1.71	1.61	—	(1.30)	(1.30)	7.03	28.05%		44	2.30%	(1.52)%	3.73%	80%
Year Ended October 31, 2016	7.04	(0.09)	(0.23)	(0.32)	—	—	—	6.72	(4.55)%		75	2.30%	(1.41)%	2.86%	96%
Year Ended October 31, 2015	9.51	(0.13)	(0.02)	(0.15)	—	(2.32)	(2.32)	7.04	(2.90)%		178	2.30%	(1.61)%	2.60%	63%
Year Ended October 31, 2014	9.87	(0.16)	1.15	0.99	—	(1.35)	(1.35)	9.51	10.74%		334	2.30%	(1.74)%	2.60%	66%
Year Ended October 31, 2013	8.01	(0.11)	2.60	2.49	—	(0.63)	(0.63)	9.87	33.10	%(d)	480	2.30%	(1.24)%	2.77%	70%
Class C Shares
Year Ended October 31, 2017	6.99	(0.11)	1.80	1.69	—	(1.30)	(1.30)	7.38	28.11%		454	2.30%	(1.54)%	3.71%	80%
Year Ended October 31, 2016	7.32	(0.10)	(0.23)	(0.33)	—	—	—	6.99	(4.51)%		475	2.30%	(1.41)%	2.88%	96%
Year Ended October 31, 2015	9.80	(0.13)	(0.03)	(0.16)	—	(2.32)	(2.32)	7.32	(2.93)%		825	2.30%	(1.61)%	2.62%	63%
Year Ended October 31, 2014	10.14	(0.17)	1.18	1.01	—	(1.35)	(1.35)	9.80	10.64%		822	2.30%	(1.77)%	2.61%	66%
Year Ended October 31, 2013	8.21	(0.11)	2.67	2.56	—	(0.63)	(0.63)	10.14	33.15	%(d)	711	2.30%	(1.21)%	2.76%	70%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “-“ are $0.00 or have been rounded to $0.00.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for the year ended October 31, 2013.

10 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY FUND (CLASS I)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
Class I Shares
Year Ended October 31, 2017	$13.27	$(0.05)	$3.65	$3.60	$—	$(1.47)	$(1.47)	$15.40	29.53%		$127,861	1.10%	(0.34)%	1.12%	80%
Year Ended October 31, 2016	13.72	(0.02)	(0.43)	(0.45)	—	—	—	13.27	(3.28)%		141,061	1.03%	(0.15)%	1.03%	96%
Year Ended October 31, 2015	17.47	(0.05)	(0.08)	(0.13)	—	(3.62)	(3.62)	13.72	(1.69)%		219,846	0.99%	(0.30)%	0.99%	63%
Year Ended October 31, 2014	17.27	(0.08)	2.07	1.99	(0.04)	(1.75)	(1.79)	17.47	12.16%		205,237	1.00%	(0.49)%	1.00%	66%
Year Ended October 31, 2013	13.40	0.01	4.47	4.48	—	(0.61)	(0.61)	17.27	34.70	%(d)	208,321	0.99%	0.07%	0.99%	70%

*

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio. Amounts designated as “-” are $0.00 or have been rounded to $0.00.

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)

Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(d)

The Portfolio, in which the Fund invests, received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.13% for the year ended October 31, 2013.

See notes to financial statements.	HSBC FAMILY OF FUNDS 11

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2017, the Trust is composed of 13 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following two funds (individually a “Fund”, collectively the “Funds”) of the Trust:

Fund	Short Name
HSBC Opportunity Fund	Opportunity Fund
HSBC Opportunity Fund (Class I)	Opportunity Fund (Class I)

The Funds are diversified funds. Financial statements for all other funds of the Trust are published separately.

Each Fund utilizes a master-feeder fund structure and seeks to achieve its investment objectives by investing all of its investable assets in the HSBC Opportunity Portfolio (the “Portfolio”), which is a diversified series of the Trust. The Portfolio operates as a master fund in a master-feeder arrangement in which other feeder funds invest all or part of their investable assets in the Portfolio. The Funds’ proportionate ownership of the Portfolio as of October 31, 2017 was as follows:

Proportionate
Ownership
Interest on
Fund	October 31, 2017 (%)
Opportunity Fund	7.2
Opportunity Fund (Class I)	92.8

The financial statements of the Portfolio, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolio should be read in conjunction with the financial statements of the Funds.

The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The Opportunity Fund offers three classes of shares: Class A Shares, Class B Shares, and Class C Shares. The Opportunity Fund (Class I) offers one class of shares: Class I Shares. Class A Shares of the Opportunity Fund have a maximum sales charge of 5.00% as a percentage of the offering price. Class B Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Opportunity Fund are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Opportunity Fund (Class I). Each class of shares in the Funds has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privilege of each class of shares. Class B Shares of the Opportunity Fund may no longer be purchased or acquired by any new or existing Class B shareholder, except through dividend and/or capital gains reinvestment.

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

12 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

The Funds record investments to the Portfolio on a trade date basis. The Funds record daily their proportionate share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from the Portfolio. In addition, the Funds accrue their own expenses daily as incurred.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders of the Funds from net investment income, if any, are declared and distributed semiannually.

The Funds’ net realized gains, if any, are declared and distributed at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code, as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS 13

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

Recent Accounting Pronouncements:

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN - and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. There were no transfers during the year ended October 31, 2017.

The Funds record their investments in the Portfolio at fair value, which represents their proportionate ownership of the value of the Portfolios’ net assets. These investments are typically categorized as Level 2 in the fair value hierarchy. The underlying securities of the Portfolio are recorded at fair value, as discussed more fully in the Notes to Financial Statements of the Portfolio included elsewhere in this report.

As of October 31, 2017, all investments were categorized as Level 2 in the fair value hierarchy.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly-owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio pursuant to an investment management contract. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolios’ investments. The Funds are not directly charged any investment management fees.

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $ 50 billion	0.0265
In excess of $ 50 billion	0.0245

14 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2017, the effective annualized rate was 0.039%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the Funds, the Portfolio pays half of the administration fee and the Funds pay half, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $312,739 for the year ended October 31, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

On May 31, 2017, Foreside Distribution Services, L.P. (“Foreside”) announced that Lovell Minnick Partners, LLC completed its acquisition of a majority interest in Foreside Financial Group LLC, an indirect parent of Foreside. Foreside serves the Trust as Distributor (the “Distributor”). The Trust, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) of the Opportunity Fund, respectively. For the year ended October 31, 2017, Foreside, as Distributor, also received $4,154 in commissions from sales of the Trust, of which $3 were reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Opportunity Fund. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed in the aggregate 0.50% annually of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums, reductions associated with services provided to new funds and reimbursement of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency services for each Fund. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

HSBC FAMILY OF FUNDS 15

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Trust’s Board of Trustees (the “Board”). The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Other:

The Funds pay fees to certain intermediaries or financial institutions for record keeping, sub-accounting services, transfer agency and other administrative services as reflected on the Statements of Operations as “Administrative Services.”

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2018 the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Fund’s investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual Expense
Fund	Class	Limitations (%)
Opportunity Fund	A	1.65
Opportunity Fund	B	2.40
Opportunity Fund	C	2.40
Opportunity Fund (Class I)	I	1.10

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2017, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2017, the repayments that may potentially be made by the Funds are as follows:

Fund	2020 ($)	2019 ($)	2018 ($)	Total ($)
Opportunity Fund	131,244	62,736	34,993	228,973
Opportunity Fund (Class I)	28,269	—	—	28,269

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

16 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

5. Affiliated Investment Transactions:

A summary of each Fund’s investment in the affiliated Portfolio for the year ended October 31, 2017 is as follows:

				Net	Change in
				Realized	Unrealized		Net
	Value			Gains/	Appreciation/	Value	Income/
	10/31/2016	Contributions	Withdrawals	(Losses)	Depreciation	10/31/2017	(Loss)
Opportunity Fund
Opportunity Portfolio	$9,827,032	$303,502	$(2,790,902)	$1,383,534	$1,222,544	$9,931,067	$(14,643)
Total	$9,827,032	$303,502	$(2,790,902)	$1,383,534	$1,222,544	$9,931,067	$(14,643)

Opportunity Fund (Class I)
Opportunity Portfolio	$141,400,967	$4,333,778	$(53,015,763)	$19,709,152	$15,692,968	$127,926,102	$(195,000)
Total	$141,400,967	$4,333,778	$(53,015,763)	$19,709,152	$15,692,968	$127,926,102	$(195,000)

6. Federal Income Tax Information:

At October 31, 2017, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Fund	8,439,482	1,491,585	—	1,491,585
Opportunity Fund (Class I)	107,282,394	20,643,708	—	20,643,708
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Capital ($)	Paid ($)(1)
Opportunity Fund	—	1,220,662	1,220,662	—	1,220,662
Opportunity Fund (Class I)	—	14,495,106	14,495,106	—	14,495,106
____________________

(1)	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

There were no distributions paid by the Funds during the tax year ended October 31, 2016.

As of the tax year ended October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed			Accumulated	Unrealized	Total
	Undistributed	Long Term			Capital	Appreciation/	Accumulated
	Ordinary	Capital	Accumulated	Distributions	and Other	(Depreciation)	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)	Losses ($)	($)(1)	(Deficit) ($)
Opportunity Fund	468,858	657,832	1,126,690	—	—	1,491,585	2,618,275
Opportunity Fund (Class I)	8,359,595	9,280,011	17,639,606	—	—	20,643,708	38,283,314
____________________

(1)	The differences between book-basis and tax-basis unrealized appreciation/depreciation are attributable primarily to: tax deferral of losses on wash sales, and the return of capital adjustments from real estate investment trusts.

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2017, the Funds had no deferred losses.

HSBC FAMILY OF FUNDS 17

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-October loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net Investment	Accumulated
	Income/(Distributions in Excess	Net Realized	Paid-In
	of Net Investment Income) ($)	Gains/(Losses) ($)	Capital ($)
Opportunity Fund	162,299	(162,300)	1
Opportunity Fund (Class I)	786,817	(787,104)	287

The reclassification for the Funds primarily relate to net investment loss.

7. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

Number of shareholders
	with ownership of		Number of shareholders
	voting securities of the		with ownership of
	Portfolio greater than		voting securities of the	% owned in
	10% and less than 25%	% owned in	Portfolio greater than 25%	aggregate
	of the total Portfolio’s	aggregate	of the total Portfolio’s	by greater
	outstanding voting	by 10% - 25%	outstanding voting	than 25%
Fund	securities	shareholders	securities	shareholders
Opportunity Fund	—	—	1	70%
Opportunity Fund (Class I)	3	53%	1	26%

8. Investment Risks:

Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Funds’ performance. The Funds may seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

9. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2017.

18 HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC Opportunity Fund and HSBC Opportunity Fund (Class I)

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HSBC Opportunity Fund and the HSBC Opportunity Fund (Class I) (two of the portfolios constituting HSBC Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and transfer agent, provide a reasonable basis for our opinion. The financial statements as of and for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2017

HSBC FAMILY OF FUNDS 19

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2017 (Unaudited)

During the year ended October 31, 2017, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Opportunity Fund	—	1,220,662
Opportunity Fund (Class I)	—	14,495,106

20 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and/or shareholder servicing fees and other Fund expenses (including expenses allocated from the Portfolios). These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
Opportunity Fund	Class A Shares	$1,000.00	$1,088.10	$8.16	1.55%
	Class B Shares	1,000.00	1,084.90	12.09	2.30%
	Class C Shares	1,000.00	1,085.30	12.09	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,090.70	5.80	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS 21

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Annualized
		Beginning	Ending	Expenses Paid	Expense Ratio
		Account Value	Account Value	During Period*	During Period
		5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
Opportunity Fund	Class A Shares	$1,000.00	$1,017.39	$7.88	1.55%
	Class B Shares	1,000.00	1,013.61	11.67	2.30%
	Class C Shares	1,000.00	1,013.61	11.67	2.30%
Opportunity Fund (Class I)	Class I Shares	1,000.00	1,019.66	5.60	1.10%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

22 HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition*
October 31, 2017 (Unaudited)

HSBC Opportunity Portfolio
Percentage of
Investment Allocation	Investments at Value (%)
Software	7.1
Building Products	5.8
IT Services	5.8
Hotels, Restaurants & Leisure	5.3
Pharmaceuticals	5.2
Semiconductors & Semiconductor Equipment	4.5
Machinery	3.8
Chemicals	3.8
Health Care Equipment & Supplies	3.6
Road & Rail	3.5
Biotechnology	3.5
Equity Real Estate Investment Trusts	3.4
Internet Software & Services	3.3
Life Sciences Tools & Services	3.1
Oil, Gas & Consumable Fuels	2.8
Professional Services	2.8
Electronic Equipment,
Instruments & Components	2.7
Capital Markets	2.6
Health Care Providers & Services	2.5
Aerospace & Defense	2.4
Thrifts & Mortgage Finance	2.2
Containers & Packaging	2.2
Media	2.0
Construction Materials	2.0
Insurance	1.8
Investment Companies	1.8
Auto Components	1.8
Food Products	1.6
Household Durables	1.4
Technology Hardware, Storage & Peripherals	1.3
Diversified Telecommunication Services	1.1
Diversified Consumer Services	1.1
Banks	1.0
Construction & Engineering	0.7
Communications Equipment	0.5
Total	100.0
____________________

*	Portfolio composition is subject to change.

HSBC FAMILY OF FUNDS	23

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2017

Common Stocks — 98.0%
	Shares	Value ($)
Aerospace & Defense — 2.4%
KLX, Inc. (a)	30,040	1,647,994
TransDigm Group, Inc.	6,013	1,668,608
		3,316,602
Auto Components — 1.8%
Dana, Inc.	79,410	2,421,211
Banks — 1.0%
East West BanCorp, Inc.	23,440	1,402,650
Biotechnology — 3.5%
Acceleron Pharma, Inc. (a)	42,580	1,660,620
Avexis, Inc. (a)	10,500	1,097,355
Bioverativ, Inc. (a)	24,140	1,363,910
Neurocrine Biosciences, Inc. (a)	11,320	703,085
		4,824,970
Building Products — 5.8%
A.O. Smith Corp.	36,710	2,173,232
Builders FirstSource, Inc. (a)	157,480	2,837,790
Lennox International, Inc.	15,510	2,964,426
		7,975,448
Capital Markets — 2.6%
MSCI, Inc.	14,450	1,695,852
Raymond James Financial, Inc.	22,680	1,922,810
		3,618,662
Chemicals — 3.8%
Axalta Coating Systems Ltd. (a)	88,000	2,926,000
W.R. Grace & Co.	30,060	2,299,289
		5,225,289
Communications Equipment — 0.5%
Lumentum Holdings, Inc. (a)	11,190	706,649
Construction & Engineering — 0.7%
MasTec, Inc. (a)	22,390	975,085
Construction Materials — 2.0%
Summit Materials, Inc., Class A (a)	88,627	2,782,888
Containers & Packaging — 2.2%
Avery Dennison Corp.	28,290	3,003,549
Diversified Consumer Services — 1.1%
Sotheby’s Holdings, Inc., Class A (a)	29,310	1,518,844
Diversified Telecommunication Services — 1.1%
Zayo Group Holdings, Inc. (a)	42,620	1,536,877
Electronic Equipment, Instruments & Components — 2.7%
Coherent, Inc. (a)	5,430	1,426,515
FLIR Systems, Inc.	47,580	2,227,696
		3,654,211
Equity Real Estate Investment Trusts — 3.4%
CyrusOne, Inc.	35,130	2,156,631
Sun Communities, Inc.	27,880	2,516,449
		4,673,080
Food Products — 1.6%
Pinnacle Foods, Inc.	41,270	2,245,913
Health Care Equipment & Supplies — 3.5%
STERIS plc	30,240	2,822,299
Wright Medical Group NV (a)	81,498	2,136,063
		4,958,362
Health Care Providers & Services — 2.5%
Envision Healthcare Corp. (a)	39,070	1,664,382
Quest Diagnostics, Inc.	18,360	1,721,801
		3,386,183
Hotels, Restaurants & Leisure — 5.3%
Boyd Gaming Corp.	66,060	1,930,934
Dunkin’ Brands Group, Inc.	23,620	1,395,233
Six Flags Entertainment Corp.	23,570	1,479,960
Vail Resorts, Inc.	11,070	2,535,252
		7,341,379
Household Durables — 1.4%
Topbuild Corp. (a)	28,410	1,874,776
Insurance — 1.8%
Arthur J. Gallagher & Co.	39,465	2,499,318
Internet Software & Services — 3.3%
CoStar Group, Inc. (a)	10,349	3,060,717
New Relic, Inc. (a)	27,760	1,424,921
		4,485,638
IT Services — 5.8%
Black Knight, Inc. (a)	45,590	2,067,507
Gartner, Inc. (a)	20,390	2,555,071
Total System Services, Inc.	46,040	3,317,181
		7,939,759
Life Sciences Tools & Services — 3.1%
BIO-RAD Laboratories, Inc. (a)	9,135	2,007,782
Mettler-Toledo International, Inc. (a)	3,353	2,288,858
		4,296,640
Machinery — 3.8%
Crane Co.	27,560	2,290,787
Flowserve Corp.	38,260	1,686,118
Middleby Corp. (a)	10,805	1,252,300
		5,229,205
Media — 2.1%
Lions Gate Entertainment, Class B (a)	62,580	1,730,963
Nexstar Media Group, Inc., Class A	16,650	1,062,270
		2,793,233
Oil, Gas & Consumable Fuels — 2.8%
Andeavor	16,930	1,798,643
Diamondback Energy, Inc. (a)	19,700	2,111,052
		3,909,695
Pharmaceuticals — 5.2%
Jazz Pharmaceuticals plc (a)	18,908	2,676,049
Nektar Therapeutics (a)	95,250	2,294,573
Pacira Pharmaceuticals, Inc. (a)	35,110	1,125,276
The Medicines Co. (a)	36,060	1,036,364
		7,132,262

24	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC OPPORTUNITY PORTFOLIO
Schedule of Portfolio Investments — as of October 31, 2017 (continued)

Common Stocks, continued
	Shares	Value ($)
Professional Services — 2.8%
IHS Markit Ltd. (a)	45,728	1,948,470
Transunion (a)	36,670	1,924,808
		3,873,278
Road & Rail — 3.5%
J.B. Hunt Transportation Services, Inc.	24,525	2,609,215
Old Dominion Freight Line, Inc.	18,480	2,238,482
		4,847,697
Semiconductors & Semiconductor Equipment — 4.5%
Advanced Micro Devices, Inc. (a)	30,160	331,308
Cabot Microelectronics Corp.	1,370	132,438
Inphi Corp. (a)	33,170	1,359,307
Microsemi Corp. (a)	40,580	2,165,755
On Semiconductor Corp. (a)	103,710	2,211,096
		6,199,904
Software — 6.9%
CyberArk Software Ltd. (a)	35,940	1,522,778
Fortinet, Inc. (a)	52,140	2,054,837
PTC, Inc. (a)	33,620	2,234,049
RealPage, Inc. (a)	54,910	2,377,603
Splunk, Inc. (a)	22,510	1,514,923
		9,704,190
Technology Hardware, Storage & Peripherals — 1.3%
NCR Corp. (a)	55,320	1,775,219
Thrifts & Mortgage Finance — 2.2%
Essent Group Ltd. (a)	71,800	3,060,116
TOTAL COMMON STOCKS
(COST $112,311,469)		135,188,782

Investment Company — 1.8%
Northern Institutional Government
Select Portfolio, Institutional
Shares, 0.88% (b)	2,438,842	2,438,842
TOTAL INVESTMENT COMPANY
(Cost $2,438,842)		2,438,842
TOTAL INVESTMENTS
IN SECURITIES
(Cost $114,750,311) — 99.8%		137,627,624
Other Assets (Liabilities) — 0.2%		229,545
NET ASSETS — 100%		$137,857,169
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.

See notes to financial statements.	HSBC FAMILY OF FUNDS	25

HSBC FAMILY OF FUNDS

Statement of Assets and Liabilities—as of October 31, 2017

HSBC
Opportunity
Portfolio
Assets:
Investments in securities, at value	$137,627,624
Dividends receivable	12,229
Receivable for investments sold	530,051
Prepaid expenses	439
Total Assets	138,170,343

Liabilities:
Accrued expenses and other liabilities:
Investment Management	29,596
Sub-Advisory	254,470
Administration	2,291
Accounting	3,495
Custodian	6,448
Printing	1,634
Professional	13,803
Trustee	351
Other	1,086
Total Liabilities	$313,174

Net Assets Applicable to investors’ beneficial interest	$137,857,169
Investments in securities, at cost	$114,750,311

26	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statement of Operations—For the year ended October 31, 2017

Opportunity
Portfolio
Investment Income:
Dividends	$1,088,350
Total Investment Income	1,088,350

Expenses:
Investment Management Fees	358,465
Sub-Advisory Fees	788,625
Administration	27,902
Accounting	41,936
Compliance Services	1,837
Custodian	26,762
Printing	4,250
Professional	39,127
Trustee	3,302
Other	5,787
Total Expenses	1,297,993

Net Investment Income/(Loss)	$(209,643)

Net Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments	21,092,686
Change in unrealized appreciation/depreciation on investments	16,915,512

Net realized/unrealized gains (losses) on investments	38,008,198
Change in Net Assets Resulting from Operations	$37,798,555

See notes to financial statements.	HSBC FAMILY OF FUNDS	27

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Opportunity Portfolio
	For the	For the
	year ended	year ended
	October 31, 2017	October 31, 2016
Investment Activities:
Operations:
Net investment income/(loss)	$(209,643)	$(23,250)
Net realized gains/(losses) from investments	21,092,686	15,124,128
Change in unrealized appreciation/depreciation on investments	16,915,512	(22,151,444)
Change in net assets resulting from operations	37,798,555	(7,050,566)
Proceeds from contributions	4,637,280	36,125,614
Value of withdrawals	(55,806,665)	(115,441,791)
Change in net assets resulting from transactions in investors’ beneficial interest	(51,169,385)	(79,316,177)
Change in net assets	(13,370,830)	(86,366,743)

Net Assets:
Beginning of period	151,227,999	237,594,742
End of period	$137,857,169	$151,227,999

28	HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS
Financial Highlights

		Ratios/Supplementary Data
				Ratio of Net	Ratio of
				Investment	Expenses
			Ratio of Net	Income	to Average
		Net Assets at	Expenses to	(Loss) to	Net Assets
	Total	End of Period	Average Net	Average Net	(Excluding Fee	Portfolio
	Return	(000’s)	Assets	Assets	Reductions)	Turnover
OPPORTUNITY PORTFOLIO
Year Ended October 31, 2017	29.79%	$137,857	0.91%	(0.15)%	0.91%	80%
Year Ended October 31, 2016	(3.14)%	151,228	0.89%	(0.01)%	0.89%	96%
Year Ended October 31, 2015	(1.57)%	237,595	0.88%	(0.19)%	0.88%	63%
Year Ended October 31, 2014	12.26%	222,581	0.88%	(0.37)%	0.88%	66%
Year Ended October 31, 2013	34.84%	227,069	0.89%	0.17%	0.89%	70%

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Portfolio (as defined below), which was a series of HSBC Portfolios, a trust organized under the laws of the State of New York, reorganized with and into a corresponding series of the Trust (the “Reorganization”). The series of the Trust into which the Portfolio reorganized had no assets, liabilities, or operations prior to the Reorganization. Upon completion of the Reorganization, the Portfolio assumed the performance, financial and other historical information of its corresponding predecessor series. As of October 31, 2017, the Trust is composed of 13 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the HSBC Opportunity Portfolio (the “Portfolio”).

The Portfolio operates as a master fund in master-feeder arrangements, in which - the Funds invest all or part of their investable assets in the Portfolio. The Agreement and Declaration of Trust permits the Board of Trustees (the “Board”) to issue an unlimited number of beneficial interests in the Portfolio.

The Portfolio is a diversified series of the Trust. Financial statements for all other funds of the Trust are published separately.

The following represents each feeder fund’s proportionate ownership interest in the Portfolio:

Fund	Proportionate Ownership Interest on October 31, 2017 (%)
Opportunity Fund	7.2
Opportunity Fund (Class I)	92.8

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolio. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Portfolio. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio. However, based on experience, the Trust believes the risk of loss to be remote.

The Portfolio is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.”

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (“GAAP”) in the United States of America. The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Portfolio records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

30 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date.

The Portfolio makes an allocation of its investment income, expenses and realized gains and losses from securities transactions to its investors in proportion to their investment in the Portfolio on the date of such accrual or gain/loss.

Restricted Securities and Illiquid Securities:

The Portfolio may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board. Therefore, not all restricted securities are considered illiquid. To the extent that the Portfolio purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (SEC) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Portfolio.

Allocations:

Expenses directly attributable to the Portfolio are charged to the Portfolio. Expenses not directly attributable to the Portfolio are allocated among the Portfolio and applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis.

Federal Income Taxes:

The Portfolio is treated as a partnership for U.S. federal income tax purposes. Accordingly, the Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. federal income tax. As such, investors in the Portfolio are allocated for tax purposes their respective share of the Portfolio’s ordinary income and realized gains or losses. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies.

Management of the Portfolio has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN – and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Portfolio’s adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Portfolio’s net assets or results of operations.

HSBC FAMILY OF FUNDS 31

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

3. Investment Valuation Summary

The valuation techniques employed by the Portfolio, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Portfolio’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Portfolio’s investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. There were no transfers during the year ended October 31, 2017.

Exchange traded domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities and are typically categorized as Level 1 in the fair value hierarchy. Mutual funds are valued at their net asset values (“NAVs”), as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by the Portfolio include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that the Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by the Portfolio may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

As of October 31, 2017, all investments were categorized as Level 1 in the fair value hierarchy. The breakdown of investment categorization is disclosed in the Schedule of Portfolio Investments.

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Portfolio. As Investment Adviser, HSBC manages the investments of the Portfolio and continuously reviews, supervises, and administers the Portfolio’s investments pursuant to an Investment Advisory Contract. Westfield Capital Management Company, L.P. (“Westfield”) serves as subadviser for the Portfolio and is paid for its services directly by the Portfolio.

32 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

For their services, the Investment Adviser and Westfield receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Portfolio’s average daily net assets. Currently, the Investment Adviser’s contractual fee is 0.25% and Westfield’s contractual fee is 0.55%.

Administration:

HSBC also serves the Portfolio as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Portfolio (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate (%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust, however, the assets of the funds of the HSBC Funds that invest in the Portfolio are not double-counted. For the year ended October 31, 2017, the effective annualized rate was 0.039%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust. For assets invested in the Portfolio by the HSBC Funds, the Portfolio pays half of the administration fee and the feeder funds pay half of the administration fee, for a combination of the total fee rate set forth above.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $312,739 for the year ended October 31, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by the Portfolio are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Fund Accounting:

Citi provides fund accounting services for the Portfolio. For its services to the Portfolio, Citi receives an annual fee per portfolio, including reimbursement of certain expenses that, is accrued daily and paid monthly. Citi receives additional fees paid by the Trust for regulatory administration services.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board of Trustees attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

HSBC FAMILY OF FUNDS 33

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Other:

The Portfolio may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2017, the Portfolio did not purchase any such securities.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Portfolio invest.

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2017 were as follows:

	Purchases ($)	Sales ($)
Opportunity Portfolio	111,468,087	157,319,552

6. Federal Income Tax Information:

At October 31, 2017, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

		Tax Unrealized	Tax Unrealized	Net Unrealized Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Opportunity Portfolio	115,760,313	26,117,316	(4,250,005)	21,867,311
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales.

7. Investment Risks:

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of equity securities may fluctuate drastically from day to day.

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and the Portfolio’s investments.

8. Subsequent Events:

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2017

34 HSBC FAMILY OF FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of
HSBC Opportunity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the HSBC Opportunity Portfolio (one of the portfolios constituting HSBC Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements as of and for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2017

HSBC FAMILY OF FUNDS 35

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited)

As a shareholder of the Portfolio, you incur ongoing costs, including management fees and other Fund expenses.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
Opportunity Portfolio	$1,000.00	$1,096.10	$4.75	0.90%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annualized
	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period
	5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
Opportunity Portfolio	$1,000.00	$1,020.67	$4.58	0.90%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

36 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Name, Address, Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen By Trustee*	Other Directorships Held by Trustee During Past 5 Years
NON-INTERESTED TRUSTEES

MARCIA L. BECK P.O. Box 182845 Columbus, OH 43218-3035 Age: 62	Trustee	Indefinite; 2008 to present	Private Investor (1999 – present)	13	None

SUSAN C. GAUSE P.O. Box 182845 Columbus, OH 43218-3035 Age: 65	Trustee	Indefinite; 2013 to present	Private Investor (2003 - present)	13	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)

SUSAN S. HUANG P.O. Box 182845 Columbus, OH 43218-3035 Age: 63	Trustee	Indefinite; 2008 to present	Private Investor (2000 - present)	13	None

THOMAS F. ROBARDS P.O. Box 182845 Columbus, OH 43218-3035 Age: 71	Chairman and Trustee	Indefinite; 2005 to present	Private Investor (2003 - present)	13	Ellington Residential
Mortgage REIT (NYSE
listed real estate
investment trust)
(2013 – present);
Ellington Financial LLC
(NYSE listed financial
services company)
(2007 – present); and
Overseas Shipholding
Group (OSG)
(NYSE listed company)
					(2005 – 2014)

INTERESTED TRUSTEE

DEBORAH HAZELL 452 Fifth Avenue New York NY 10018 Age: 54	Trustee	Indefinite; 2011 to present	Director and Chief Executive Officer, HSBC Global Asset Management (USA) Inc. (2011 - present); President and Chief Executive Officer, Fisher Francis Trees & Watts (“FFTW”) (investment adviser) (2008 - 2011)	13	None
____________________

*	Includes all series of the HSBC Funds.

HSBC FAMILY OF FUNDS 37

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

Name, Address, Age	Position(s) Held Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 59	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 54	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

ALLAN SHAER* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 52	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 - present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 - 2016)

IOANNIS TZOUGANATOS* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 41	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 - present)

CHARLES BOOTH* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 57	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Shaer, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

38 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Information (Unaudited)

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC FAMILY OF FUNDS 39

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Opportunity Portfolio
Westfield Capital Management Company, L.P.
One Financial Center
Boston, MA 02111

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients

HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.investorfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-RTL-1217	12/17

HSBC Global Asset Management (USA) Inc.

HSBC Funds
Annual Report
October 31, 2017

GLOBAL FUNDS	Class A	Class I
HSBC Emerging Markets Debt Fund	HCGAX	HCGIX
HSBC Frontier Markets Fund	HSFAX	HSFIX
HSBC Total Return Fund	HTRAX	HTRIX
HSBC Asia ex-Japan Smaller Companies Equity Fund	HAJAX	HAJIX
HSBC Global High Yield Bond Fund	HBYAX	HBYIX
HSBC Global High Income Bond Fund	HBIAX	HBIIX
HSBC Global Equity Volatility Focused Fund	HGEAX	HGEIX
HSBC Euro High Yield Bond Fund (USD Hedged)	HEYAX	HEYIX

HSBC Family of Funds
Annual Report - October 31, 2017

Glossary of Terms	2
Commentary From the Investment Manager	3
Portfolio Reviews	4
Portfolio Composition	20

Schedules of Portfolio Investments
HSBC Emerging Markets Debt Fund	23
HSBC Frontier Markets Fund	31
HSBC Total Return Fund	33
HSBC Asia ex-Japan Smaller Companies Equity Fund	40
HSBC Global High Yield Bond Fund	43
HSBC Global High Income Bond Fund	54
HSBC Global Equity Volatility Focused Fund	65
HSBC Euro High Yield Bond Fund (USD Hedged)	67
Statements of Assets and Liabilities	72
Statements of Operations	76
Statements of Changes in Net Assets	78
Financial Highlights	86
Notes to Financial Statements	94
Report of Independent Registered Public Accounting Firm	122
Other Federal Income Tax Information	123
Table of Shareholder Expenses	124
Board of Trustees and Officers	126
Other Information	128

Glossary of Terms

Beta measures a fund’s risk in relation to the market. A beta of 0.8 means the fund’s total return is likely to move up or down 80% of the market change; 1.25 means total return is likely to move up or down 25% more than the market.

Bloomberg Barclays High Income Bond Composite Index is a customized index that is close to equally weighted across US, Euro and Emerging Markets. Components 35% Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index, 15% Bloomberg Barclays U.S. High Yield Ba Index, 20% Bloomberg Barclays U.S. Credit Baa Index, 15% Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index, and 15% Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index.

Bloomberg Barclays Global Aggregate Bond Index is an index that is a measure of global investment-grade debt from 24 local currency markets, which include treasury, government-related, corporate, and securitized fixed-rate bonds from both developed and emerging markets issuers.

Emerging Markets Debt Composite Index is a blended index comprised of 50% J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index-Emerging Markets Global Diversified.

Gross Domestic Product (“GDP”) is the value of goods and services produced in a given country in a given year.

ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

ICE BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index contains all securities in the BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by S&P (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 3%.

ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index tracks the performance of the United States Dollar, Canadian Dollar, British Pound, and Euro denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets.

ISM Manufacturing Index is based on surveys of more than 300 manufacturing firms by the Institute of Supply Management. The ISM Manufacturing Index monitors employment, production, inventories, new orders, and supplier deliveries. A composite diffusion index monitors conditions in national manufacturing and is based on the data from these surveys.

J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments.

J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small call index of the stock markets of two developed markets countries: Hong Kong and Singapore, and nine emerging markets countries: China, India, Indonesia, Korea, Malaysia, Pakistan, Philippines, Taiwan and Thailand.

MSCI All Country World Daily Total Return Index (Net USD) (“MSCI ACWI (Net USD)”) is an equity index which captures the large- and mid-cap representation across 23 developed markets countries – Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US – and 23 emerging markets countries – Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Emerging Markets (“MSCI EM”) Index captures the large- and mid-cap representation across 24 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

MSCI Europe Australasia and Far East (“MSCI EAFE”) Index captures the large- and mid-cap representation across the following developed markets countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.

MSCI Frontier Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of frontier markets. The index consists of 29 frontier markets country indices.

MSCI Select Frontier & Emerging Markets Capped Index is a version of the MSCI Frontier Index (capped), which also includes raises the initial cap of the 6 crossover countries to 30% and includes Qatar and United Arab Emirates.

Standard & Poor’s 500 (“S&P 500”) Index is widely regarded as a gauge of the U.S. equities market. This index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities.

Securities indices are unmanaged and assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Funds do not match those in the indices and performance of the Funds will differ. Investors cannot invest directly in an index.

2 HSBC FAMILY OF FUNDS

Commentary From the Investment Manager
HSBC Global Asset Management (USA) Inc.

Global Economic Review

The global economy experienced broad growth over the 12-month period from November 1, 2016, through October 31, 2017. Although there was much geopolitical turmoil and uncertainty, investor sentiment was buoyed by healthy corporate profits, supportive monetary policy, tightening labor markets and other positive economic data. Major economies experienced improvements to credit and labor conditions and major central banks continued to normalize monetary policy at a gradual pace. A synchronized economic expansion in both developed and emerging economies helped lift major market indices around the world to near record highs by the end of the period.

Early in the period, global markets were shocked by the surprise results of the November U.S. presidential elections. Positive economic data had already been pushing markets along a positive trajectory in the final months of the previous period, but the election outcome triggered an intense rally as investors grew increasingly optimistic that the new administration would follow through on campaign promises perceived as accommodative for business. The prospect of tax reform, reduced regulations and streamlined fossil fuel energy production continued to drive significant market gains throughout the period.

A rising tide of nationalist populism throughout the U.S. and Europe raised concerns among global investors. The prospect of a new era of protectionist trade policies and political unpredictability remained top-of-mind for investors throughout the period. These concerns eased somewhat after the electoral victories of centrist candidates, including the May election victory of Emmanuel Macron in the French presidential elections and the September reelection of Chancellor Angela Merkel in Germany. Even so, the changing political dynamics remained as President Trump moved forward with policies that rattled global trade and mobility, including withdrawing the U.S. from the Trans-Pacific Partnership, renegotiating the terms of the North American Free Trade Agreement and restricting immigration.

Geopolitical developments were also a source of investor uncertainty during the period and a drag on certain economies and sectors. Among the most notable events were tensions over North Korea’s continued efforts to develop its nuclear weapons capabilities, political turmoil in Turkey in April and an attempt by Catalans to declare independence from Spain in October.

The U.S. Federal Reserve (the Fed) increased its federal funds rate three times during the 12-month period, increasing its target range from 0.50% to 1.25%. The Fed also initiated its plan to scale back its monetary stimulus efforts adopted during the financial crisis in 2008.

Growth in the U.S. gross domestic product (GDP1) slowed modestly in the first two quarters of the period but then picked up significantly near the end. Preliminary estimates suggest that faster growth continued through the third quarter of 2017. Economic data in the U.S. was generally strong during the period, showing robust corporate earnings, a healthy labor market and an increase in consumer discretionary spending. The domestic unemployment rate dropped to a 16-year low and the Institute of Supply Management Manufacturing Index1 climbed to a 13-year high.

Contributors to economic growth in many economies, including in the U.S., were increases in manufacturing activity and exports. This was partly driven by an uptick in demand for imports from China.

China’s economy continued to grow at a relatively slow pace in comparison to previous years. The meeting of China’s National Congress indicated that the government was shifting from an emphasis on short-term growth objectives to a goal of sustainable economic development facilitated by political and economic reforms.

Eurozone economies also experienced solid growth as they continued to benefit from improving credit conditions and easing fiscal austerity by many of its component governments. The European Central Bank announced it would extend its quantitative easing program and implied that rates would remain low in the near term.

The Bank of Japan continued its extremely loose monetary policy and fiscal stimulus efforts with mixed results. GDP growth maintained its momentum, but declining exports and slow wage growth were among the signs indicating the Japanese economy continued to improve at a relatively sluggish pace.

Energy and metal prices climbed significantly during the period, while agricultural commodities generally slumped. Crude oil prices hit a two-year high late in the period, driven by declining global inventories and slower growth of U.S. production.

Global inflation increased very slightly during the period. The U.S. dollar weakened during the first several months of 2017 and ended the period lower than it had started. The weakening of the dollar provided a boost to U.S. exports and offered relief to countries such as Mexico, Turkey, and Indonesia that hold high levels of U.S. dollar-denominated debt.

Market Review

Global equity markets delivered strong returns during the period while showing exceptionally low volatility. Stocks rallied immediately after the election of President Trump and continued to rise somewhat steadily throughout 2017 with positive economic data adding to the momentum. Geopolitical tension and a lack of momentum in U.S. domestic policy initiatives eventually weighed on investor sentiment, but improving economic fundamentals in the Eurozone helped offset those growing concerns. The Fed’s commitment to gradually scaling back its monetary stimulus, along with new proposals for tax reform legislation, also supported gains for stocks.

Emerging markets equities began the period with a selloff triggered by concerns over U.S. trade protectionism and a strengthening U.S. dollar. The tide turned in 2017, however, as the U.S. dollar weakened and fears about the impact of changing trade policy subsided. Moreover, demand for emerging markets equities was supported through the period by relatively cheap valuations compared to developed market stocks.

The MSCI Emerging Markets Index1 (MSCI EM) hit a three-year high in September. However, emerging markets equities pulled back somewhat late in the period due to concerns that the proposed tax reform in the U.S. would repatriate dollars and draw capital out of developing countries. The MSCI EM Index returned 26.91% during the fiscal year compared to a 24.01% gain for the MSCI EAFE Index1 of international stocks in developed markets, for the same period.

U.S. equities posted strong gains similar to those of other developed economies during the period. The S&P 500 Index1 of large-cap stocks returned 23.63%.

Global fixed income markets posted modest gains during the period as investors favored equities in an environment of global economic expansion, perceived risk of inflation and gradual monetary policy normalization. Yields and credit spreads across bond sectors remained low relative to history. The Bloomberg Barclays Global Aggregate Bond Index1, which tracks investment-grade debt in 24 local currency markets, returned 1.18% during the period while the J.P. Morgan Emerging Market Bond Index Global1 returned 5.89%. Yields on U.S. government debt rose during the period.

1 For additional information, please refer to the Glossary of Terms.

HSBC FAMILY OF FUNDS 3

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund (Class A Shares and Class I Shares)

by Nishant Upadhyay, Senior Vice President, Head of Emerging Markets Debt Portfolio Management
Zeke Diwan, Senior Vice President/Senior Portfolio Manager
Billy Lang, Vice President/Portfolio Manager

The HSBC Emerging Markets Debt Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in fixed income instruments of issuers that economically are tied to emerging markets. The Fund will invest in instruments issued by foreign governments, government agencies and corporations. The Fund generally invests in both U.S. dollar denominated instruments as well as emerging market local currency denominated instruments.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher-rated securities, may be more vulnerable to adverse market, economic or political conditions. Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions, which increase the risks associated with a single economic, political, or regulatory occurrence. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 5.29% (without sales charge) for the Class A Shares and 5.57% for the Class I Shares. That compared to a 5.57% total return for the Fund’s benchmark, the Emerging Markets Debt Composite Index1, the J.P. Morgan Emerging Markets Bond Index Global1 had a total return of 5.89%, and the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified1 had a return of 5.18%, respectively, for the same period.

Portfolio Performance

Emerging markets debt (EMD) generated positive returns during the 12-month period ended October 31, 2017, driven by attractive yields in the asset class and relatively low volatility. Investors also reacted positively to improving fundamentals in many emerging markets (EM) countries.

The Fund held a defensive approach to duration and spread duration during the 12-month period given the risk of increases in U.S. Treasury yields, which would have an adverse effect on EMD assets, and tighter valuations across the asset class. While this cautious positioning limited gains for most of the period, it was beneficial during the market sell-off in November.†

On April 7, 2017, the Fund merged with the HSBC Emerging Markets Local Debt Fund and revised its benchmark to a 50%-50% composite of the J.P, Morgan Emerging Markets Bond Index Global – a hard currency benchmark – and the J.P. Morgan Government Bond Index-Emerging Markets Global Diversified – a local currency benchmark. Prior to this date, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations.

From a country perspective, the Fund’s above-benchmark exposure to higher beta1 countries added to relative results before and after the acquisition of the HSBC Emerging Markets Local Debt Fund. Specifically, investments in Brazil benefited from a political shift toward a reform agenda. The Fund’s underweight exposure to expensive, lower beta1 countries, including China and the Philippines, also helped performance.†

Following the acquisition, the Fund’s overweight positioning to Turkish hard currency, local rates and currency was a significant driver of returns with the improving political and fiscal landscape in Turkey. Investments in Mexico also contributed to relative performance.†

The Fund’s focus on shorter-dated hard currency bonds in Hungary and Indonesia detracted from relative performance. An underweight to Ukraine also detracted from performance as the country benefited from International Monetary Fund support throughout the period.†

The Fund benefited from the use of derivatives during the period, including forward currency exchange contracts, interest rate swaps, and credit default swaps. However, a short position in CDX, an index of credit default swaps used to hedge the risk of spread levels increasing, detracted during the period.†

† Portfolio composition is subject to change.
1 For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

4 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Emerging Markets Debt Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[2]
	Inception	1	5	Since
As of October 31, 2017*	Date	Year	Year	Inception	Gross	Net
HSBC Emerging Markets Debt Fund Class A1	4/7/11	0.31	2.18	4.88	2.05	0.86
HSBC Emerging Markets Debt Fund Class I	4/7/11	5.57	3.52	6.02	1.70	0.51
Emerging Markets Debt Composite Index[3]	—	5.57	1.32	3.10	N/A	N/A
J.P. Morgan Emerging Markets Bond Index Global[3]	—	5.89	4.19	6.54	N/A	N/A
J.P. Morgan Government Bond Index–Emerging
Markets Global Diversified[3]	—	5.18	-1.58	-0.37	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	Prior to April 7, 2017, the Fund’s investments were primarily comprised of U.S. dollar denominated instruments issued by foreign governments and corporations. Accordingly, performance information prior to that date reflects the Fund’s former investment strategies, and future performance will vary.
1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 0.85% and 0.50% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

On April 7, 2017, the assets of the HSBC Emerging Markets Local Debt Fund were merged into the HSBC Emerging Markets Debt Fund. As a result, beginning April 10, 2017, the performance of the Fund is measured against the Emerging Markets Composite Index, which is a blend of 50% J.P. Morgan Emerging Markets Bond Index Global and 50% J.P. Morgan Government Bond Index - Emerging Markets Global Diversified. Prior to April 10, 2017, the performance of the Fund was measured against the J.P. Morgan Emerging Markets Bond Index Global. The J.P. Morgan Emerging Markets Bond Index Global tracks returns for USD-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds, and local market instruments. The J.P. Morgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive global emerging markets fixed income index that consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The performance of the indexes does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 5

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund (Class A Shares and Class I Shares)

by Ramzi Sidani, Lead/Senior Portfolio Manager

The HSBC Frontier Markets Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in issuers located in “frontier market countries.” The term “frontier market countries” encompasses those countries that are at an earlier stage of economic, political, or financial development, even by emerging markets standards.

Effective March 30, 2017, the Fund resumed accepting orders for purchase from new investors.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Frontier markets countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The Fund will invest more than 25% of its total assets in securities issued by companies in the financial services group of industries. Accordingly, the Fund will be more susceptible to developments that affect such industries than other funds that do not concentrate their investments. Exposure to commodities markets, including investments in companies in commodity-related industries, may subject the Fund to greater volatility than investments in traditional securities. Overall market movements and factors specific to a particular industry or commodity may affect the value of commodity-related investments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Funds’ original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 20.50%* (without sales charge) for the Class A Shares and 20.87%* for the Class I Shares. That compared to a 27.99% and 16.26% total return for the Fund’s benchmarks, the MSCI Frontier Markets Index1 and the MSCI Select Frontier & Emerging Markets Capped Index1 (reference index), respectively, for the same period.

Portfolio Performance

Frontier markets performed well over the period supported by stronger global economic growth and recovery in oil prices.

The Fund underperformed the industry standard benchmark. However, it outperformed its reference index over the period, driven by good stock selection and positive country allocation.†

The difference in performance between the two reference benchmarks is due to structural differences in the composition of the indices. The industry standard MSCI Frontier Markets Index1 has large exposures to Argentina, Kuwait and Nigeria, which, when combined, account for nearly half of the Index. Our reference index is constructed to remove that bias. As a result, our reference index, and consequently the Fund, has less exposure to those three markets and did not benefit as much from their strong rally during the period. Argentina gained 45.18% following a positive election outcome and reform momentum; Kuwait returned +33.80% on better oil prices; and Nigeria returned +32.72% on improving foreign exchange liquidity in the market.†

Stock selection was a key contributor to the Fund’s performance relative to its reference benchmark. A healthcare provider reported strong results for the first half of 2017; a logistics company reported strong 2016 results and announced a higher dividend for 2016; and an education services company rallied following a successful secondary placement. The Fund’s underweight allocation to Qatar also supported relative performance as the market suffered due to geopolitical concerns.†

Offsetting some of those gains was the Fund’s exposure to an ice cream company that declined as a result of concerns over financial irregularities at its parent company and a real estate company in the Philippines that suffered due to concerns over a slowdown in demand for office space from outsourcing companies. The Fund’s underweight allocation to Vietnam also had a negative impact as the country’s equity market gained on strong gross domestic product1 growth, supported by export growth.†

*	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

6 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Frontier Markets Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual				Expense
Fund Performance		Total Return (%)				Ratio (%)[2]
	Inception				Since
As of October 31, 2017	Date	1 Year		5 Year	Inception	Gross	Net
HSBC Frontier Markets Fund Class A1	9/6/11	14.46		8.74	8.63	3.89	2.20
HSBC Frontier Markets Fund Class I	9/6/11	20.87	*	10.23	9.92	3.54	1.85
MSCI Frontier Markets Index[3]	—	27.99		9.57	7.68	N/A	N/A
MSCI Select Frontier & Emerging Markets Capped Index[3]	—	16.26		6.40	5.71	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

*	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 2.20% and 1.85% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI Frontier Markets Index and the MSCI Select Frontier & Emerging Markets Capped Index. The MSCI Frontier Markets Index is a free float-adjusted market capitalization index that captures large- and mid-cap representation across 29 Frontier Markets. The MSCI Select Frontier & Emerging Markets Index is a version of the MSCI Frontier Emerging Markets Index (capped) that raises the initial cap of the 6 “cross-over” countries to 30% and includes Qatar and UAE. The MSCI Frontier Emerging Markets Index (capped) is a capped version of the MSCI Frontier Emerging Markets Index, and there is an initial cap of 25% for the combined weight of the 5 “cross-over” countries. There is an initial cap of 10% for any other country. The indexes are unmanaged and their performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 7

Portfolio Reviews (Unaudited)
HSBC Total Return Fund (Class A Shares and Class I Shares)

by Nishant Upadhyay, Senior Vice President/Head of Emerging Markets Debt
Vinayak Potti, Vice President/Portfolio Manager

The HSBC Total Return Fund (the “Fund”) seeks maximum total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests its assets (excluding U.S. cash and U.S. cash equivalents) primarily in instruments of issuers that are economically tied to emerging market countries, including in derivative instruments such as futures (including interest rate futures), forwards (including non-deliverable forwards), swaps (including interest rate, total return and credit default swaps), options (including interest rate options) and swaptions.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. In a declining interest-rate environment, the portfolio may generate less income. In a rising interest-rate environment, bond prices may fall. Investments in high-yield securities (commonly referred to as “junk bonds”) are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher-rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed-income securities. Exchange-Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks that could result in loss of principal) the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly. Non-diversified funds focus investments in a small number of issuers, industries, foreign currencies or particular countries or regions, which increase the risks associated with a single economic, political, or regulatory occurrence. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 1.05% (without sales charge) for the Class A Shares and 1.45% for the Class I Shares. That compared to a 1.06% total return for the Fund’s benchmark, the ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index1, for the same period.

Portfolio Performance

Emerging markets debt generated positive returns during the 12-month period ended October 31, 2017, driven by strong demand from global investors for yield and the relatively low volatility of the asset class. Investors were also attracted by improving fundamentals in many emerging markets countries. Early in the period, the surprise November election of Donald Trump triggered a sell-off in emerging markets debt, as U.S. Treasury yields spiked in anticipation of future infrastructure spending and tax reform. However, the administration’s failure to pass key policies helped emerging markets debt recover later in the period, with the U.S. dollar weakening and U.S. Treasury yields slowly declining from mid-December 2016 through early October 2017. Over this period, the Fund produced steady returns despite episodic volatility.

The Fund performed in line with its benchmark during the 12-month period ended October 31, 2017. Long exposure to Brazil local rates and currency added to relative performance, as progress on pension reform, falling inflation and subsequent monetary easing drove a rally in Brazilian assets. The Fund’s long exposure to Mexico and Turkey hard currency debt, along with their respective local rates and currencies, also helped buoy relative results. Long exposure to the Colombian peso contributed to performance as the currency benefited from stable oil prices and progress on Colombia’s fiscal reform.†

Short positions to Asian currencies weighed on relative performance with recovering demand in China for imported goods helping boost export economies in Southeast Asia. Short positions to euro-linked currencies also dragged on results, as improvements in manufacturing and industrial production added momentum to the European recovery.†

The Fund benefited from the use of derivatives during the period, using forward currency exchange contracts to achieve local currency exposures and interest rate swaps to gain local rate exposure. Credit default swaps were also used to take long positions in select hard currency sovereigns or to hedge select sovereign risks with a short position. However, a short position in CDX, an index of credit default swaps used to hedge the risk of spread levels increasing, dragged on returns as spread levels compressed over the period.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

8 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Total Return Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[2]
	Inception			Since
As of October 31, 2017	Date	1 Year	5 Year	Inception	Gross	Net
HSBC Total Return Fund Class A1	3/30/12	-3.79	0.63	1.20	5.73	1.63
HSBC Total Return Fund Class I	3/30/12	1.45	1.98	2.45	5.38	1.28
ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index[3]	—	1.06	0.48	0.48	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

1	Reflects the maximum sales charge of 4.75%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.60% and 1.25% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the ICE BofA Merrill Lynch 3-Month LIBOR Constant Maturity Index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that days fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate), and rolled into a new instrument. The index is unmanaged and the performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 9

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund
(Class A Shares and Class I Shares)

by Elina Fung, Investment Director of Equities/Lead Portfolio Manager
Alex Kwan, Associate Director of Asia Pacific Equities/Co-Portfolio Manager

The HSBC Asia ex-Japan Smaller Companies Equity Fund (the “Fund”) seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity of, and equity-related instruments related to, smaller companies that are economically tied to Asia (excluding Japan).

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. The Fund’s performance is expected to be closely tied to the social, political, economic, and regulatory developments within Asia and to be more volatile than the performance of a more geographically diversified mutual fund. Moreover, the economies of countries in Asia, including China, differ from the U.S. economy in several ways, including the rate of growth, reliance on a small number of industries or natural resources, rates of inflation, capital reinvestment, and balance of payments position. As export-driven economies, the economies of these countries are affected by developments in the economies of their principal trading partners, including the U.S. Furthermore, flooding, monsoons, and other natural disasters also can significantly affect the value of investments. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging-market countries are greater than the risks generally associated with foreign investments. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Investing in smaller companies is more risky and volatile than investing in large companies. Because the Fund invests in a single region, its shares do not represent a complete investment program and are subject to greater risk of loss as a result of adverse economic business or other developments affecting that region. As a geographically concentrated fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies because of concentration in a specific region. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 26.09%* (without sales charge) for the Class A Shares, 26.47%* for the Class I Shares. That compared to a 21.51% total return for the Fund’s benchmark, the MSCI All Country Asia ex Japan Small Cap Index1, for the same period.

Portfolio Performance

Asian equity markets posted strong gains for the 12-month period ended October 31, 2017, although there was some volatility early on. While many Asian markets gained immediately after the surprise results from the U.S. presidential elections in November 2016, most markets ended 2016 lower overall. India’s stocks ended 2016 drastically lower after the country announced its demonetization efforts, namely removing 500- and 1,000-rupee notes from circulation.

The Asian region recovered in early 2017. Investor sentiment improved on strong economic data from China, including positive consumption, production and investment numbers. Chinese and Korean markets also gained on solid corporate earnings and improving earnings outlooks. India was the best performer in the first quarter of 2017, partially due to its recovery from the shock of demonetization and the success of the incumbent Bharatiya Janata Party government in the northern state of Uttar Pradesh. A credible Union budget and progress on the passage of goods and services tax legislation also supported performance. The performance of most southeastern Asian markets trailed that of northern Asian, except in Thailand, where performance benefited from strong consumption data.

Commodity prices strengthened during the period with talk of fiscal expansion in the U.S. and synchronized global growth. The technology sector outperformed due to strong growth from Chinese internet companies and Taiwanese and Korean technology hardware companies. Banks and insurance stocks also performed well, benefiting from a steepening yield curve.

The Fund’s relative outperformance was driven by positive stock selection in a several markets, particularly China, Hong Kong, and Taiwan. Stock selection in the consumer discretionary, materials, technology, and industrials sectors also contributed to performance. In the consumer discretionary sector, investments in high-end auto dealerships in China added to relative results due to strong demand for new models. Exposure to Chinese private school operators also helped relative performance, while investments in a technology hardware supply chain also performed well.†

Stock selection in the energy sector hurt relative performance. Overweight exposures to Hong Kong, the Philippines, and Indonesia, whose performance lagged the broader region, also dragged on performance.†

*	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

10 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Asia ex-Japan Smaller Companies Equity Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual			Expense
Fund Performance		Total Return (%)			Ratio (%)[2]
	Inception	1		Since
As of October 31, 2017	Date	Year		Inception	Gross	Net
HSBC Asia ex-Japan Smaller Companies Equity Class A1	11/11/14	19.80		10.34	5.13	1.27
HSBC Asia ex-Japan Smaller Companies Equity Class I	11/11/14	26.47	*	12.67	4.78	0.92
MSCI All Country Asia ex Japan Small Cap Index[3]	—	21.51		5.66	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2019.

*	The recent appreciation in the stock market has helped to produce short-term returns that are not typical and may not continue in the future. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes.
1	Reflects the maximum sales charge of 5.00%.
2	Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. (the “Adviser”) has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.75% and 1.40% for Class A Shares and Class I Shares, respectively. Effective November 1, 2017, the Advisor agreed to limit total expense of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Funds investments in investment companies) to an annual rate of 1.25% and 0.90% limitation shall be in effect until March 1, 2019. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.
3	For additional information, please refer to the Glossary of Terms.

The MSCI All Country Asia ex Japan Small Cap Index is a free float-adjusted market capitalization-weighted small-cap index of the stock markets of two developed markets, Hong Kong and Singapore, and nine emerging markets: China, India, Indonesia, Malaysia, Pakistan, Philippines, Korea, Taiwan and Thailand. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 11

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund
(Class A Shares and Class I Shares)

by Mary Bowers, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Yield Bond Fund (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of high-yield securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (whose value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed-income securities. Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks that could result in loss of principal) the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 7.45% (without sales charge) for the Class A Shares and 7.74% for the Class I Shares. That compared to a 8.72% total return for the Fund’s benchmark, the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index1, for the same period.

Portfolio Performance

The macroeconomic backdrop was supportive for credit markets over the last 12 months. Synchronized growth in both developed and emerging markets, benign inflation pressure and a low-volatility environment helped credit spreads tighten to near post-crisis lows. The stable solid growth in the U.S. allowed the Federal Reserve to continue its path to normalization while signaling it would take a gradual and measured approach based on available economic data.

Europe saw improved economic activity. Fixed income markets were supported by the continuation of the European Central Bank’s corporate bond buying program supporting fixed income markets further. U.S. 10-year Treasury yields rose over the period, from 1.83% to 2.38%. Yields moved sharply higher in November 2016 following the U.S. election as the market anticipated reflationary policies from the new administration. Meanwhile, yields on Euro 10-year government bonds increased modestly from 0.16% to 0.36% over the same period. The yield spread between corporate bonds and Treasuries narrowed as corporate bonds rallied during the period. Global high-yield credit spreads tightened by 1.40% to 3.48% while global investment-grade credit spreads tightened by a more modest 0.30%, ending the period at 0.97%.

The Fund’s overall sector allocation detracted from relative performance. The Fund’s U.S. allocation benefited from its underweight position in retail but was hurt by an underweight position in financials. In Europe, the Fund benefited from its overweight to financials and suffered from its underweight position to energy, the relative performance benefited from issuer selection, especially in the U.S. and European high-yield segments.†

The Fund’s regional allocations detracted from relative performance. Underweight positions in European high yield and emerging markets debt detracted from the Fund’s relative performance. The Fund was also hurt by its overweight position in U.S. high-yield securities, which underperformed European high yield and emerging markets debt.†

The Fund’s underweight position to duration versus the benchmark contributed to relative performance as Treasury yields rose over the period and drove down prices.†

The Fund maintained some derivative exposure during the period, including currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). The currency forwards and CDS exposure did not materially affect performance.†

†	Portfolio composition is subject to change.
1	For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

12 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Yield Bond Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2017	Date	Year	Inception	Gross	Net
HSBC Global High Yield Bond Class A1	7/14/15	2.32	3.17	2.66	1.18
HSBC Global High Yield Bond Class I	7/14/15	7.74	5.72	2.31	0.83
ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index[3]	—	8.72	7.31	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

1	Reflects the maximum sales charge of 4.75%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the ICE BofA Merrill Lynch BB-B Global High Yield Constrained Index, which tracks the performance of USD, CAD, GBP and EUR denominated below investment-grade corporate debt publicly issued in the major domestic or Eurobond markets. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 13

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund
(Class A Shares and Class I Shares)

by Jerry Samet, Senior Portfolio Manager
Rick Liu, CFA/Portfolio Manager
Nishant Upadhyay, Senior Vice President/Portfolio Manager

The HSBC Global High Income Bond Fund (the “Fund”) seeks to provide a high level of current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in a globally diversified portfolio of higher yielding securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equity securities (value can fluctuate based on changes in a company’s financial condition or overall market conditions); investments in convertible securities are subject to the risks associated with fixed income securities. Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks that could result in loss of principal) the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 5.24% (without sales charge) for the Class A Shares and 5.62% for the Class I Shares. That compared to a 6.28% total return for the Fund’s benchmark, the Bloomberg Barclays High Income Bond Composite Index1, for the same period

Portfolio Performance

The macroeconomic backdrop was supportive for credit markets over the last 12 months. Synchronized growth in both developed and emerging markets, benign inflation pressure and a low-volatility environment helped credit spreads tighten to near post-crisis lows. The stable, solid growth in the U.S. allowed the Federal Reserve to continue its path to normalization while signaling it would take a gradual and measured approach based on available economic data.

Europe saw improved economic activity. Fixed income markets were supported by the continuation of the European Central Bank’s corporate bond buying program. U.S. 10-year Treasury yields rose over the period, from 1.83% to 2.38%. Yields moved sharply higher in November 2016 following the U.S. election as the market anticipated reflationary policies from the new administration. Meanwhile, yields on Euro 10-year government bonds increased modestly from 0.16% to 0.36% over the same period. The yield spread between corporate bonds and Treasuries narrowed as corporate bonds rallied during the period. Global high-yield credit spreads tightened by 1.40% to 3.48% while global investment-grade credit spreads tightened by a more modest 0.30%, ending the period at 0.97%.

The Fund’s sector allocation detracted from relative performance. In the Fund’s U.S. allocation, an underweight position in financials and an overweight position in health care dragged on performance. In the Fund’s European allocation, an overweight position to financials benefited relative performance. Relative performance also benefited from issuer selection, specifically among both U.S. BBB-rated and BB-rated assets.†

The Fund’s regional allocations detracted from relative performance. Underweight positions in Europe and overweight positions in U.S. BBB-rated issues detracted from the Fund’s relative performance as European assets were the best performers and U.S. BBB-rated issues were the worst performers during the period.†

The Fund’s relative underweight position to duration versus the benchmark contributed to relative performance as Treasury yields rose over the period and drove down prices.†

The Fund maintained some derivative exposure during the period, including futures contracts, currency forwards used to hedge non-USD exposure and a small position in credit default swaps (CDS). The exposure to these derivatives did not materially impact performance.

†      Portfolio composition is subject to change.
1      For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

14 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global High Income Bond Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2017	Date	Year	Inception	Gross	Net
HSBC Global High Income Bond Fund Class A1	7/14/15	0.25	2.69	2.80	1.17
HSBC Global High Income Bond Fund Class I	7/14/15	5.62	5.27	2.45	0.82
Bloomberg Barclays High Income Bond Composite Index[3]	—	6.28	6.74	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

1	Reflects the maximum sales charge of 4.75%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.15% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the Bloomberg Barclays High Income Bond Composite Index, which is a customized index that is close to equally weighted across US, Euro and EM markets. Components include 35% Bloomberg Barclays USD Unhedged Emerging Markets Aggregate Index, 15% Bloomberg Barclays U.S. High Yield Ba Index, 20% Bloomberg Barclays U.S. Credit Baa Index, 15% Bloomberg Barclays EuroAgg Corporate Baa USD Hedged Index, and 15% Bloomberg Barclays Pan Euro HY (Euro) BB Rating Only USD Hedged Index. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 15

Portfolio Reviews (Unaudited)
HSBC Global Equity Volatility Focused Fund
(Class A Shares and Class I Shares)

by Angus Parker, Portfolio Manager

HSBC Global Equity Volatility Focused Fund (the “Fund”) seeks to provide long-term total return. Under normal market conditions, at least 80% of the Fund’s nets assets, plus any borrowings for investment purposes, are invested in a globally diversified portfolio of equity securities and equity-related instruments that is expected to generate lower volatility relative to the global equity market (as measured by the Fund’s benchmark index).

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Equity investments fluctuate in value based on changes to an individual company’s financial condition and overall market conditions. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Investing in smaller companies is more risky and volatile than investing in large companies. The Fund will not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry, except that to the extent that an industry represents 20% or more of the Fund’s benchmark index at the time of investment. The Fund may invest up to 35% of its assets in that industry. Concentrating Fund investments in a limited number of issuers conducting business in the same industry would subject the Fund to a greater risk of loss because of adverse economic, political, regulatory or market conditions affecting that industry than if its investments were not so concentrated. The Fund’s techniques for limiting portfolio volatility may or may not be successful, may cause the Fund’s portfolio to underperform its benchmark or may cause the Fund to lose money. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 17.32% (without sales charge) for the Class A Shares and 17.76% for the Class I Shares. That compared to a 23.20% total return for the Fund’s benchmark, the MSCI ACWI (Net USD)1, for the same period.

Portfolio Performance

Global equities improved over the 12-month period ended October 31, 2017 as volatility remained below average historical levels at 6.03% for the MSCI ACWI. The global economic recovery accelerated during the period, driving global equity markets to positive returns. Support from accommodative monetary policy and easing fiscal policy in Japan and Europe outweighed market headwinds, such as weaker-than-expected Chinese growth and U.S. interest rate increases. Political events also contributed to the rally, with President Trump’s victory early in the period buoying expectations of greater U.S. fiscal stimulus. Corporate earnings increased sharply during the period, which played a large role in driving global equity markets higher.

The Fund performed as designed, averaging 88% of the benchmark’s volatility for the 12 months under review. However, this weighed on relative results given the strongly rising market. An overweight allocation to the consumer staples and telecommunications sectors also weighed on relative results as those sectors lagged against the benchmark. The Fund’s underweight exposure to China and overweight exposure to the U.K. also detracted from performance.†

Stock selection weighed on relative performance as well, most notably in the consumer discretionary and telecommunications services sectors. Shares of a sports retailer declined amid weak sales and growth concerns. The Fund’s investment in a U.S. auto parts dealer also underperformed due to rising gas prices and concerns over increasing competition. Lastly, shares of an Australian telecommunications provider declined when the government blocked it from bidding for additional network space.†

The Fund’s stock selection process led to underweight exposure to the real estate and utilities sectors. This benefited returns as the sectors underperformed the benchmark. An underweight exposure to Canada and an overweight allocation to Japan also contributed to relative results.†

Stock selection within the financial sector, including a Singaporean bank that outperformed after benefiting from higher fees and strong sales of investment products, supported relative results. The Fund also benefited from exposure to a software company that reported better-than-expected sales driven by a price increase and increased demand for software security products following a major ransomware attack.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

16 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Global Equity Volatility Focused Fund

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2017	Date	Year	Inception	Gross	Net
HSBC Global Equity Volatility Focused Fund Class A1	11/4/15	11.44	5.98	4.68	1.30
HSBC Global Equity Volatility Focused Fund Class I	11/4/15	17.76	9.16	4.33	0.95
MSCI ACWI (Net USD)[3]	—	23.20	11.81	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

1	Reflects the maximum sales charge of 5.00%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.30% and 0.95% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the MSCI All Country World Daily Total Return Index (Net USD) (“MSCI ACWI (Net USD)”), which is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. It consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 17

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)
(Class A Shares and Class I Shares)

by Philippe Igigabel, Portfolio Manager
Sophie Sentilhes, Portfolio Manager

HSBC Euro High Yield Bond Fund (USD Hedged) (the “Fund”) seeks to maximize total return (comprised of capital appreciation and income). Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in Euro-denominated high-yield securities.

Investment Concerns

There is no assurance that a portfolio will achieve its investment objective or will work under all market conditions. The value of investments may go down as well as up and you may not get back the amount originally invested. Portfolios may be subject to certain additional risks, which should be considered carefully along with their investment objectives and fees. Investments in foreign markets entail special risks such as currency, political, economic, and market risks. The risks of investing in emerging markets countries are greater than the risks generally associated with foreign investments. Fixed income securities are subject to credit and interest rate risk. Credit risk refers to the ability of an issuer to make timely payments of interest and principal. Interest-rate risk refers to fluctuations in the value of a fixed income security resulting from changes in the general level of interest rates. In a declining interest rate environment, the portfolio may generate less income. In a rising interest rate environment, bond prices may fall. Euro-denominated securities have significant exposure to the Euro and events affecting the Euro. The Economic and Monetary Union (“EMU”) of the European Union (“EU”) is comprised of EU members that have adopted the Euro. Recent market events affecting several of the EMU member countries have adversely affected the sovereign debt issued by those countries, and ultimately may lead to a decline in the value of the Euro. Investments in high-yield securities are often considered speculative investments and have significantly higher credit risk than investment-grade securities. The prices of high-yield securities, which may be less liquid than higher rated securities, may be more vulnerable to adverse market, economic or political conditions. Convertible securities entail risks associated with equities (which fluctuate in value based on changes to an individual company’s financial condition and overall market conditions); investments in convertibles are subject to the risks associated with fixed income securities. Exchange Traded Funds (ETFs) are subject to the risks of the underlying securities (including market risks that could result in loss of principal) the ETF is designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. ETFs also have management fees that increase their costs versus owning the underlying securities directly. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed the Fund’s original investment.

For a complete description of these and other risks associated with investment in a mutual fund, please refer to the Fund’s prospectus.

Market Commentary

For the year ended October 31, 2017, the Fund returned 8.05% (without sales charge) for the Class A Shares and 8.39% for the Class I Shares. That compared to a 9.93% total return for the Fund’s benchmark, the ICE BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index1, for the same period.

Portfolio Performance

European high-yield securities posted strong gains amid robust investor demand. Most issuers in this space have maintained prudent financial policies and are well positioned to benefit from the ongoing economic recovery in Europe. Meanwhile, historically low yields in the European fixed income markets have driven investors to seek out higher yielding assets, supporting demand for European high-yield securities. The European high-yield market performed well during the period. Certain segments that lagged in the previous 12-month period ended October 31, 2017, such as subordinated financial bonds, posted particularly strong returns in the current period.

With rising commodity and energy prices, the Fund’s relative results suffered from a lack of exposure to the commodity and energy sectors, which were among the benchmark’s strongest performing sectors. Security selection also weighed on relative returns, most notably in the Fund’s lack of exposure to a few of the benchmark’s top performers, including a French nuclear engineering company and a French insurer. The nuclear engineering company rallied after finalizing a bailout by the French government in the early months of 2017.†

The Fund’s relative performance benefited from its overweight allocation to both financial and non-financial subordinated bonds. These bonds rebounded sharply after weak performance in the previous 12-month period. The Fund also benefited from its lack of exposure to bonds issued by a Croatian retailer. The issuer experienced liquidity problems during the period, which ended up weighing on the benchmark’s returns.†

The Fund maintained some derivative exposure with currency forwards to hedge non-U.S. dollar exposure. As designed, these derivatives substantially offset the weak currency performance of the non-U.S. dollar assets in an environment where the dollar gained ground against many foreign currencies.†

†     Portfolio composition is subject to change.
1     For additional information, please refer to the Glossary of Terms.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

18 HSBC FAMILY OF FUNDS

Portfolio Reviews (Unaudited)
HSBC Euro High Yield Bond Fund (USD Hedged)

The charts above represent a historical since inception performance comparison of a hypothetical investment in the indicated share class versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

		Average Annual		Expense
Fund Performance		Total Return (%)		Ratio (%)[2]
	Inception	1	Since
As of October 31, 2017	Date	Year	Inception	Gross	Net
HSBC Euro High Yield Bond Fund (USD Hedged) Class A1	1/19/16	2.96	7.41	2.56	1.05
HSBC Euro High Yield Bond Fund (USD Hedged) Class I	1/19/16	8.39	10.65	2.21	0.80
ICE BofA Merrill Lynch BB-B Euro High Yield Constrained
(USD Hedged) Index[3]	—	9.93	12.43	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect for the Fund through March 1, 2018.

1	Reflects the maximum sales charge of 4.75%.
2

Reflects the expense ratio as reported in the prospectus dated February 28, 2017, as supplemented November 16, 2017. HSBC Global Asset Management (USA) Inc. has entered into a contractual expense limitation agreement with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies) to an annual rate of 1.05% and 0.80% for Class A Shares and Class I Shares, respectively. The expense limitation shall be in effect until March 1, 2018. The expense ratios reflected include Acquired Fund fees and expenses. Additional information pertaining to the October 31, 2017 expense ratios can be found in the financial highlights.

3	For additional information, please refer to the Glossary of Terms.

The performance of the Fund is measured against the ICE BofA Merrill Lynch BB-B Euro High Yield Constrained (USD Hedged) Index, which contains all securities in the ICE BofA Merrill Lynch U.S. High Yield Index rated BB+ through B- by Standard & Poor’s (or equivalent as rated by Moody’s or Fitch), but caps issuer exposure at 3%. The index is unmanaged and its performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC FAMILY OF FUNDS 19

Portfolio Reviews
Portfolio Composition*
October 31, 2017 (Unaudited)

HSBC Emerging Markets Debt Fund

Country	Percentage of Investments at Value(%)†
Indonesia	11.8
Mexico	10.9
Turkey	9.0
Brazil	7.0
Poland	6.1
Russian Federation	5.7
South Africa	5.5
Colombia	5.3
Argentina	4.5
Hungary	2.8
Romania	2.5
Thailand	2.2
Chile	2.1
Malaysia	2.0
Peru	1.9
Philippines	1.8
Kazakhstan	1.6
Dominican Republic	1.6
Venezuela	1.6
China	1.2
India	1.2
Sri Lanka	1.1
Ukraine	1.0
Ecuador	1.0
Czech Republic	0.9
Egypt	0.8
Costa Rica	0.7
El Salvador	0.7
Jamaica	0.7
Zambia	0.6
Panama	0.5
Iraq	0.4
Senegal	0.4
Ghana	0.4
Nigeria	0.4
Morocco	0.4
Gabon	0.4
United States	0.4
Croatia	0.3
Cote D’Ivoire	0.2
Lithuania	0.2
Uruguay	0.1
Lebanon	0.1
100.0

HSBC Frontier Markets Fund

Country	Percentage of Investments at Value(%)†
United Arab Emirates	14.3
Kuwait	13.2
Argentina	10.9
Philippines	10.2
Bangladesh	5.3
Romania	5.1
Georgia	4.9
Egypt	4.7
Morocco	3.3
Peru	3.2
Colombia	3.1
Cambodia	2.8
Nigeria	2.6
Vietnam	2.5
Kenya	2.5
Kazakhstan	2.2
Pakistan	2.1
Australia	1.6
Oman	1.5
Qatar	1.4
Mauritius	1.2
Croatia	0.9
Saudi Arabia	0.4
Sri Lanka	0.1
100.0

HSBC Total Return Fund

Country	Percentage of Investments at Value(%)†
Mexico	20.1
Brazil	17.8
South Africa	12.7
Russian Federation	9.8
Argentina	9.0
Turkey	8.7
Indonesia	6.9
Colombia	3.8
Republic of Serbia	3.7
China	1.8
Dominican Republic	1.5
Malaysia	1.4
Croatia	1.0
Korea, Republic Of	0.9
United States	0.9
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

20 HSBC FAMILY OF FUNDS

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2017 (Unaudited)

HSBC Asia ex-Japan Smaller Companies Equity Fund

Country	Percentage of Investments at Value(%)†
Hong Kong	26.7
Taiwan,
Province Of China	20.1
China	15.4
India	14.0
Korea, Republic Of	11.6
Singapore	3.9
Indonesia	3.0
Malaysia	2.4
Thailand	2.2
Philippines	0.7
100.0

HSBC Global High Yield Bond Fund

Country	Percentage of Investments at Value(%)†
United States	56.2
France	6.4
Germany	5.2
Brazil	4.0
Luxembourg	3.6
Netherlands	3.2
Canada	3.2
United Kingdom	2.6
Turkey	1.7
Russian Federation	1.6
Argentina	1.4
Italy	1.3
Ireland	1.2
Spain	1.0
Switzerland	0.9
Indonesia	0.8
Kazakhstan	0.8
Denmark	0.7
Zambia	0.6
Bahamas	0.6
Sweden	0.5
Sri Lanka	0.4
South Africa	0.4
Peru	0.4
Colombia	0.3
Venezuela	0.3
Mexico	0.2
Nigeria	0.2
El Salvador	0.1
Australia	0.1
Lebanon	0.1
Bermuda	0.0
Guatemala	0.0
Chile	0.0
100.0

HSBC Global High Income Bond Fund

Country	Percentage of Investments at Value(%)†
United States	41.1
France	6.8
Germany	6.7
Netherlands	4.2
Italy	3.8
United Kingdom	3.7
Mexico	3.6
China	3.1
Brazil	2.5
Canada	1.9
Argentina	1.9
Spain	1.8
Indonesia	1.7
India	1.5
Hong Kong	1.4
Turkey	1.3
Colombia	1.0
Peru	0.9
Switzerland	0.9
Russian Federation	0.9
Dominican Republic	0.8
Saudi Arabia	0.7
Ireland	0.5
Hungary	0.5
Belgium	0.5
Malaysia	0.5
Kazakhstan	0.4
Croatia	0.4
Bermuda	0.4
Sri Lanka	0.4
Australia	0.4
South Africa	0.4
Cote D’Ivoire	0.4
Venezuela	0.3
Romania	0.3
Poland	0.3
Uruguay	0.3
Israel	0.2
Luxembourg	0.2
Lebanon	0.2
Chile	0.2
Bahamas	0.2
Panama	0.2
Qatar	0.1
Nigeria	0.1
Philippines	0.1
Zambia	0.1
Guatemala	0.1
Republic of Serbia	0.1
El Salvador	0.0
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

HSBC FAMILY OF FUNDS 21

Portfolio Reviews
Portfolio Composition* (continued)
October 31, 2017 (Unaudited)

HSBC Global Equity Volatility Focused Fund

Country	Percentage of Investments at Value(%)†
United States	42.0
United Kingdom	13.1
Japan	13.0
China	5.2
France	4.8
Germany	4.7
Switzerland	3.6
Italy	2.7
Netherlands	2.4
Hong Kong	1.6
Indonesia	1.6
Ireland	1.1
Singapore	1.1
Thailand	1.1
Denmark	0.8
Australia	0.7
Canada	0.5
100.0

HSBC Euro High Yield Bond Fund (USD Hedged)

Country	Percentage of Investments at Value(%)†
France	29.0
Germany	18.3
Netherlands	11.4
United Kingdom	7.3
United States	5.2
Switzerland	4.8
Spain	4.2
Denmark	3.9
Belgium	3.8
Sweden	2.5
Austria	2.1
Finland	2.0
Mexico	1.5
Luxembourg	1.4
Australia	1.1
Italy	0.5
Ireland	0.5
South Africa	0.5
100.0
____________________

*	Portfolio composition is subject to change.
†	Excludes any instruments used for cash management.

22 HSBC FAMILY OF FUNDS

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017

Foreign Bonds – 45.7%

	Principal
	Amount †	Value ($)
Argentina – 0.7%
Republic of Argentina,
0.74%, 9/19/18	7,000,000	398,584
Brazil – 4.8%
Nota do Tesouro Nacional,
Series NTNF, 10.00%, 1/1/21	5,950,000	1,928,196
Nota do Tesouro Nacional,
Series NTNB, 6.00%, 8/15/22	680,000	672,779
Nota do Tesouro Nacional,
Series NTNF, 10.00%, 1/1/27	200,000	63,721
		2,664,696
Chile – 0.6%
Bonos de la Tesoreria de la Republica
en pesos, 4.50%, 3/1/21	150,000,000	243,793
Bonos de la Tesoreria de la Republica
en pesos, 4.50%, 3/1/26	70,000,000	111,480
		355,273
Colombia – 3.3%
Titulos de Tesoreria Bond,
11.25%, 10/24/18	1,350,000,000	471,333
Titulos de Tesoreria Bond, Series B,
11.00%, 7/24/20	900,000,000	335,573
Titulos de Tesoreria Bond, Series B,
10.00%, 7/24/24	1,833,400,000	721,386
Titulos de Tesoreria Bond, Series B,
6.00%, 4/28/28	860,000,000	267,550
		1,795,842
Czech Republic – 0.8%
Republic of Czech, Series 52,
4.70%, 9/12/22	5,000,000	269,498
Republic of Czech, Series 58,
5.70%, 5/25/24	3,100,000	182,934
		452,432
Hungary – 0.4%
Hungary Government Bond,
7.50%, 11/12/20	54,000,000	243,870
Indonesia – 6.7%
Indonesia Government, Series FR69,
7.88%, 4/15/19	7,000,000,000	530,780
Indonesia Government, Series FR70,
8.38%, 3/15/24	10,272,000,000	820,500
Indonesia Government, Series FR40,
11.00%, 9/15/25	2,000,000,000	185,585
Indonesia Government, Series FR56,
8.38%, 9/15/26	24,773,000,000	2,005,042
Indonesia Government,
8.75%, 5/15/31	1,300,000,000	107,614
		3,649,521
Malaysia – 1.9%
Malaysian Government, Series 515,
3.76%, 3/15/19	735,000	174,921
Malaysian Government, Series 315,
3.66%, 10/15/20	950,000	225,540
Malaysian Government, Series 416,
3.62%, 11/30/21	2,000,000	471,766
Malaysian Government, Series 114,
4.18%, 7/15/24	500,000	119,487
Malaysian Government, Series 316,
3.90%, 11/30/26	200,000	46,550
		1,038,264
Mexico – 5.1%
Mexican Bonos Desarrollo, Series M,
6.50%, 6/10/21	3,760,000	192,672
Mexican Bonos Desarrollo, Series M,
5.75%, 3/5/26	22,320,000	1,057,363
Mexican Bonos Desarrollo,
Series M20, 7.50%, 6/3/27	10,100,000	534,442
Mexican Bonos Desarrollo,
Series M30, 10.00%, 11/20/36	14,000,000	915,019
Mexican Bonos Desarrollo,
Series M30, 8.50%, 11/18/38	1,700,000	97,882
		2,797,378
Peru – 1.2%
Republic of Peru, Registered,
8.20%, 8/12/26	550,000	207,424
Republic of Peru, Registered,
6.35%, 8/12/28	1,300,000	429,676
		637,100
Philippines – 0.3%
Republic of Philippines,
3.90%, 11/26/22	10,000,000	192,434
Poland – 5.8%
Poland Government Bond,
Series 0719, 3.25%, 7/25/19	808,000	228,637
Poland Government Bond,
Series 1020, 5.25%, 10/25/20	250,000	74,974
Poland Government Bond,
Series 0421, 2.00%, 4/25/21	4,135,000	1,125,289
Poland Government Bond,
Series 1021, 5.75%, 10/25/21	475,000	146,758
Poland Government Bond,
Series 0922, 5.75%, 9/23/22	2,000,000	626,230
Poland Government Bond,
Series 0725, 3.25%, 7/25/25	3,450,000	947,693
Poland Government Bond,
Series 0726, 2.50%, 7/25/26	40,000	10,272
		3,159,853
Romania – 1.2%
Romania Government Bond,
Series 5Y, 3.25%, 3/22/21	1,500,000	383,934
Romania Government Bond,
Series 10Y, 5.95%, 6/11/21	420,000	116,917
Romania Government Bond,
Series 10Y, 4.75%, 2/24/25	210,000	55,410

See notes to financial statements.	HSBC FAMILY OF FUNDS 23

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Romania – continued
Romania Government Bond,
Series 15Y, 5.80%, 7/26/27	300,000	84,536
		640,797
Russian Federation – 3.2%
Russia Government Bond,
Series 5081, 6.20%, 1/31/18	59,200,000	1,008,951
Russia Government Bond,
Series 6208, 7.50%, 2/27/19	20,400,000	349,657
Russia Government Bond,
Series 6215, 7.00%, 8/16/23	14,700,000	247,793
Russia Government Bond,
Series 6207, 8.15%, 2/3/27	8,000,000	142,992
		1,749,393
South Africa – 3.8%
Republic of South Africa,
Series R204, 8.00%, 12/21/18	2,600,000	185,082
Republic of South Africa,
Series 2023, 7.75%, 2/28/23	5,240,000	360,629
Republic of South Africa,
Series R186, 10.50%, 12/21/26	3,100,000	237,611
Republic of South Africa,
Series R209, 6.25%, 3/31/36	14,927,000	728,759
Republic of South Africa,
Series 2040, 9.00%, 1/31/40	9,000,000	572,789
		2,084,870
Thailand – 2.1%
Thailand Government Bond,
1.88%, 6/17/22	2,300,000	69,330
Thailand Government Bond,
3.85%, 12/12/25	20,686,000	694,618
Thailand Government Bond,
2.13%, 12/17/26	720,000	21,272
Thailand Government Bond,
4.88%, 6/22/29	10,500,000	390,650
		1,175,870
Turkey – 3.8%
Turkey Government Bond,
8.80%, 11/14/18	2,555,000	650,154
Turkey Government Bond,
10.70%, 2/17/21	1,090,000	276,074
Turkey Government Bond,
9.50%, 1/12/22	1,490,000	361,862
Turkey Government Bond,
8.80%, 9/27/23	2,400,000	555,652
Turkey Government Bond,
8.00%, 3/12/25	1,240,000	270,738
		2,114,480
TOTAL FOREIGN BONDS
(COST $25,946,849)		25,150,657

Yankee Dollars – 49.7%

Argentina – 3.6%
City of Buenos Aires Argentina,
Registered, 8.95%, 2/19/21	200,000	222,760
Provincia de Buenos Aires/Argentina,
Registered, 9.13%, 3/16/24	150,000	174,750
Republic of Argentina,
6.88%, 4/22/21	150,000	163,500
Republic of Argentina,
5.63%, 1/26/22	855,000	897,750
Republic of Argentina,
6.88%, 1/26/27	396,000	431,838
Republic of Argentina,
7.13%, 6/28/17 (a)	90,000	92,340
		1,982,938
Brazil – 1.9%
Caixa Economica Federal,
Registered, 4.50%, 10/3/18 (a)	150,000	152,507
Centrais Eletricas Brasileiras SA,
Registered, 5.75%, 10/27/21	200,000	211,872
Federal Republic of Brazil,
7.13%, 1/20/37	206,000	245,757
Federal Republic of Brazil,
5.63%, 1/7/41	220,000	222,970
Petrobras Brasileiro SA,
6.85%, 6/5/15	50,000	47,850
Petrobras Global Finance,
3.00%, 1/15/19	70,000	69,950
Petrobras Global Finance BV,
8.38%, 5/23/21	36,000	41,513
Petrobras Global Finance BV,
6.25%, 3/17/24	57,000	61,124
Vale Overseas Ltd.,
6.88%, 11/21/36	7,000	8,386
Vale SA, 5.63%, 9/11/42	3,000	3,169
		1,065,098
Chile – 1.3%
CorpBanca SA, 3.13%, 1/15/18	200,000	200,351
Empresa Nacional del Petroleo,
4.50%, 9/14/47, Callable 3/14/47
@ 100 (a),(b)	200,000	190,100
Republic of Chile,
3.63%, 10/30/42	150,000	148,500
Saci Falabella, 3.75%, 10/30/27,
Callable 7/30/27 @ 100 (a),(b)	200,000	195,000
		733,951
China – 1.1%
CNOOC Finance (2014) ULC,
4.25%, 4/30/24	200,000	213,204
Sinopec Capital (2013) Ltd.,
3.13%, 4/24/23 (a)	200,000	201,813
State Grid Overseas Investment
2016 Ltd., 3.50%, 5/4/27 (a)	200,000	204,116
		619,133

24 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Colombia – 1.8%
Banco de Bogota SA,
4.38%, 8/3/27 (a)	200,000	201,200
Bancolombia SA, 5.13%, 9/11/22	216,000	227,146
Colombia Government International
Bond, 3.88%, 4/25/27, Callable
1/25/27 @ 100 (b)	200,000	201,300
Republic of Colombia,
4.50%, 1/28/26, Callable
10/28/25 @ 100 (b)	200,000	213,100
Republic of Colombia,
7.38%, 9/18/37	100,000	132,000
		974,746
Costa Rica – 0.7%
Costa Rica Government, Registered,
4.25%, 1/26/23	200,000	197,750
Costa Rica Government, Registered,
4.38%, 4/30/25	200,000	196,000
		393,750
Cote D’Ivoire – 0.2%
Ivory Coast Government Bond,
Registered, 5.75%, 12/31/32,
Callable 12/31/17 @ 100 (b)(c)	120,625	118,927
Croatia – 0.3%
Republic of Croatia, Registered,
6.75%, 11/5/19	150,000	161,790
Dominican Republic – 1.5%
Dominican Republic,
6.88%, 1/29/26 (a)	100,000	114,283
Dominican Republic,
5.95%, 1/25/27 (a)	100,000	107,650
Dominican Republic, Registered,
7.50%, 5/6/21	300,000	331,875
Dominican Republic, Registered,
5.95%, 1/25/27	250,000	269,125
		822,933
Ecuador – 0.9%
Republic of Ecuador, Registered,
7.95%, 6/20/24	500,000	505,000
Egypt – 0.8%
Arab Republic of Egypt, Registered,
6.13%, 1/31/22	200,000	208,545
Arab Republic of Egypt, Registered,
5.88%, 6/11/25	200,000	204,112
		412,657
El Salvador – 0.7%
Republic of El Salvador, Registered,
7.75%, 1/24/23	60,000	64,650
Republic of El Salvador, Registered,
5.88%, 1/30/25	170,000	167,875
Republic of El Salvador, Registered,
6.38%, 1/18/27	130,000	129,350
		361,875
Gabon – 0.4%
Republic of Gabon, Registered,
6.38%, 12/12/24	200,000	196,032
Ghana – 0.4%
Republic of Ghana, Registered,
7.88%, 8/7/23	200,000	216,260
Hungary – 2.3%
Republic of Hungary, 6.25%, 1/29/20	600,000	650,233
Republic of Hungary, 6.38%, 3/29/21	100,000	111,875
Republic of Hungary, 5.38%, 2/21/23	210,000	235,200
Republic of Hungary,
7.63%, 3/29/41	158,000	243,636
		1,240,944
India – 1.1%
Export-Import Bank of India,
Registered, 3.38%, 8/5/26	200,000	198,212
ICICI Bank Ltd., Registered,
5.75%, 11/16/20	200,000	217,216
State Bank India, Registered,
3.62%, 4/17/19	200,000	203,248
		618,676
Indonesia – 4.8%
Indonesia Government Bond,
Registered, 5.13%, 1/15/45	200,000	221,934
Pertamina Persero PT, Registered,
5.25%, 5/23/21	780,000	841,704
Perusahaan Listrik Negara PT,
4.13%, 5/15/27 (a)	450,000	450,780
Republic of Indonesia,
5.88%, 3/13/20	100,000	108,359
Republic of Indonesia,
6.75%, 1/15/44	200,000	268,506
Republic of Indonesia, Registered,
5.38%, 10/17/23	270,000	303,930
Republic of Indonesia, Registered,
8.50%, 10/12/35	100,000	149,622
Republic of Indonesia, Registered,
6.63%, 2/17/37	100,000	128,496
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	142,836
		2,616,167
Iraq – 0.4%
Republic of Iraq, Registered,
5.80%, 1/15/28, Callable 12/21/17
@ 100 (b)	250,000	235,299
Jamaica – 0.6%
Government of Jamaica,
6.75%, 4/28/28	200,000	231,718
Jamaica Government Bond,
8.00%, 3/15/39	100,000	124,750
		356,468

See notes to financial statements.	HSBC FAMILY OF FUNDS 25

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Kazakhstan – 1.6%
Kazmunaygas National Co.,
9.13%, 7/2/18	200,000	208,722
Kazmunaygas National Co.,
5.75%, 4/19/47 (a)	200,000	201,000
Republic of Kazakhstan, Registered,
5.13%, 7/21/25	400,000	444,592
		854,314
Lebanon – 0.1%
Republic of Lebanon, Series G,
5.45%, 11/28/19	20,000	20,023
Republic of Lebanon, Series G,
6.38%, 3/9/20	22,000	22,343
		42,366
Lithuania – 0.2%
Republic of Lithuania, Registered,
7.38%, 2/11/20	100,000	111,758
Mexico – 5.3%
Comision Federal de Electricidad,
Registered, 4.75%, 2/23/27	200,000	209,500
Petroleos Mexicanos,
6.38%, 2/4/21	221,000	240,315
Petroleos Mexicanos,
3.50%, 1/30/23	100,000	97,670
Petroleos Mexicanos,
4.50%, 1/23/26	191,000	188,307
Petroleos Mexicanos,
6.50%, 3/13/27 (a)	76,000	82,946
Petroleos Mexicanos,
6.50%, 3/13/27 (a)	30,000	32,742
Petroleos Mexicanos,
6.63%, 6/15/35	220,000	232,320
Petroleos Mexicanos,
5.50%, 6/27/44	100,000	90,340
Petroleos Mexicanos, 6.75%, 9/21/47
(a)	46,000	47,412
Petroleos Mexicanos, Registered,
6.50%, 3/13/27	243,000	265,211
United Mexican States, Series G,
3.50%, 1/21/21	250,000	260,750
United Mexican States,
3.63%, 3/15/22	300,000	312,450
United Mexican States,
4.13%, 1/21/26	200,000	208,400
United Mexican States,
6.05%, 1/11/40	80,000	93,680
United Mexican States, Series M,
4.75%, 3/8/44	230,000	229,855
United Mexican States,
4.60%, 1/23/46	400,000	390,295
		2,982,193
Morocco – 0.4%
OCP SA, 4.50%, 10/22/25	200,000	199,834
Nigeria – 0.4%
Republic of Nigeria,
6.38%, 7/12/23	200,000	209,874
Panama – 0.5%
Republic of Panama, 4.00%, 9/22/24,
Callable 6/22/24 @ 100 (b)	200,000	213,200
Republic of Panama,
9.38%, 4/1/29	8,000	12,020
Republic of Panama,
6.70%, 1/26/36	41,000	54,120
		279,340
Peru – 0.7%
BBVA Banco Continental, Registered,
5.00%, 8/26/22	10,000	10,888
Republic of Peru, 7.35%, 7/21/25	100,000	130,799
Republic of Peru, 4.13%, 8/25/27	85,000	93,160
Republic of Peru, 6.55%, 3/14/37	91,000	122,395
Southern Copper Corp.,
5.25%, 11/8/42	25,000	27,124
		384,366
Philippines – 1.4%
Republic of Philippines,
4.20%, 1/21/24	200,000	218,946
Republic of Philippines,
5.50%, 3/30/26	200,000	237,803
Republic of Philippines,
7.75%, 1/14/31	120,000	172,623
Republic of Philippines,
6.38%, 10/23/34	100,000	133,952
		763,324
Poland – 0.1%
Republic of Poland,
3.00%, 3/17/23	35,000	35,743
Romania – 1.2%
Romania Government Bond,
6.13%, 1/22/44 (a)	50,000	63,420
Romania Government Bond,
6.13%, 1/22/44	48,000	60,883
Romania Government Bond,
Registered, 6.75%, 2/7/22	434,000	500,612
Romania Government Bond,
Registered, 4.88%, 1/22/24	40,000	43,951
		668,866
Russian Federation – 2.3%
Gazprom OAO, Registered,
6.51%, 3/7/22	100,000	110,745
Gazprom OAO, Registered,
7.29%, 8/16/37	230,000	278,949
Lukoil International Finance BV,
Registered, 4.75%, 11/2/26	200,000	210,037

26 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Russian Federation – continued
Russian Federation, Registered,
4.88%, 9/16/23	400,000	435,086
Sberbank of Russia Via SB
Capital SA, Registered,
5.13%, 10/29/22	200,000	208,800
		1,243,617
Senegal – 0.4%
Republic of Senegal,
8.75%, 5/13/21	200,000	231,428
South Africa – 1.5%
Republic of South Africa,
4.67%, 1/17/24	200,000	202,638
Republic of South Africa,
4.88%, 4/14/26	600,000	596,391
		799,029
Sri Lanka – 1.0%
Republic of Sri Lanka,
5.88%, 7/25/22	200,000	213,499
Republic of Sri Lanka, Registered,
6.00%, 1/14/19	200,000	206,246
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	130,000	138,795
		558,540
Turkey – 4.8%
Akbank TAS, Registered,
4.00%, 1/24/20	200,000	199,292
Export Credit Bank of Turkey,
Registered, 5.38%, 10/24/23	300,000	302,064
Republic of Turkey, 5.63%, 3/30/21	300,000	316,221
Republic of Turkey, 6.25%, 9/26/22	375,000	406,986
Republic of Turkey, 4.88%, 10/9/26	530,000	517,562
Republic of Turkey, 8.00%, 2/14/34	96,000	117,205
Republic of Turkey, 6.00%, 1/14/41	200,000	199,949
Republic of Turkey, 6.63%, 2/17/45	200,000	213,605
Republic of Turkey, 5.75%, 5/11/47	200,000	190,600
Turkiye Is Bankasi, Registered,
5.38%, 10/6/21	200,000	200,186
		2,663,670
Ukraine – 1.0%
Ukraine Government,
7.75%, 9/1/27	240,000	247,219
Ukraine Government,
7.38%, 9/25/32 (a)	290,000	285,903
		533,122
Uruguay – 0.1%
Republic of Uruguay, PIK,
7.88%, 1/15/33	20,000	28,350
Republica Oriental del Uruguay,
4.50%, 8/14/24	10,000	10,965
Republica Oriental del Uruguay,
5.10%, 6/18/50	10,000	10,725
		50,040
Venezuela – 1.3%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	176,000	58,080
Petroleos de Venezuela SA,
9.00%, 11/17/21	100,000	43,875
Petroleos de Venezuela SA,
5.50%, 4/12/37	963,800	277,093
Petroleos de Venezuela SA,
Registered, 8.50%, 10/27/20	300,000	249,450
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24	155,771	44,005
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	32,000	8,880
Republic of Venezuela,
7.75%, 10/13/19	35,000	16,450
Republic of Venezuela, Registered,
6.00%, 12/9/20	100,000	39,250
		737,083
Zambia – 0.6%
Republic of Zambia, Registered,
5.38%, 9/20/22	330,000	315,216
TOTAL YANKEE DOLLARS
(COST $26,890,131)		27,296,367

U.S. Treasury Obligations – 0.3%

U.S. Treasury Bond – 0.1%
2.88%, 11/15/46	50,000	49,961
U.S. Treasury Note – 0.2%
2.00%, 11/15/26	141,000	136,930
TOTAL U.S. TREASURY
OBLIGATIONS
(COST $184,878)		186,891

Investment Companies — 1.0%

	Shares
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.82% (d)	565,344	565,344
TOTAL INVESTMENT COMPANIES
(COST $565,344)		565,344
TOTAL INVESTMENTS
IN SECURITIES
(COST $53,587,202) – 96.7%		53,199,259
Other Assets
(Liabilities) – 3.3%		1,809,046
NET ASSETS – 100%		$55,008,305

See notes to financial statements.	HSBC FAMILY OF FUNDS 27

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(b)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(c)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2017.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.
MTN — Medium Term Note PIK — Payment-in-Kind ULC — Unlimited Liability Co.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	80.9
Oil, Gas & Consumable Fuels	8.3
Banks	4.2
Electric Utilities	1.1
Investment Companies	1.0
Chemicals	0.4
Multiline Retail	0.4
U.S. Treasury Obligation	0.3
Metals & Mining	0.1
Total	96.7

Futures Contracts Purchased

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
5-Year US Treasury Note Futures	25	12/29/17	$2,930,757	$2,929,689	($1,068)
			$2,930,757	$2,929,689	($1,068)

Futures Contracts Sold

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
10-Year US Treasury Note Futures	14	12/19/17	$1,777,773	$1,749,125	$28,648
			$1,777,773	$1,749,125	$28,648

	Total unrealized appreciation				$28,648
	Total unrealized depreciation				(1,068)
	Total net unrealized appreciation/(depreciation)				$27,580

28 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2017, the Fund’s open credit default swap agreements were as follows:

								Upfront
			Implied Credit					Premiums	Unrealized
	Pay		Spread at			Notional		Paid/	Appreciation/
Underlying	Fixed	Payment	October 31, 2017		Expiration	Amount		(Received)	(Depreciation)
Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	Value ($)	($)	($)
Republic of				Barclays
Colombia	1.00	Quarterly	0.83	Bank PLC	12/20/21	110,000	(893)	3,534	(4,427)
Republic of				JP Morgan
Panama	1.00	Quarterly	0.35	Chase	12/20/20	250,000	(4,929)	7,223	(12,152)
Republic of				Barclays
Turkey	1.00	Quarterly	1.50	Bank PLC	12/20/21	180,000	3,286	13,194	(9,908)
United Mexican				Credit
States	1.00	Quarterly	0.81	Suisse	12/20/21	210,000	(1,803)	5,656	(7,459)
							(4,339)	29,607	(33,946)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2017, the Fund’s open credit default swap agreements were as follows:

								Upfront
			Implied Credit					Premiums	Unrealized
	Receive		Spread at			Notional		Paid/	Appreciation/
Underlying	Fixed	Payment	October 31, 2017		Expiration	Amount		(Received)	(Depreciation)
Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	Value ($)	($)	($)
CDX Emerging
Markets Index,				Credit
Series 25	1.00	Quarterly	1.83	Suisse	6/20/21	1,590,000	(40,582)	(98,103)	57,521
CDX Emerging
Markets Index,				Barclays
Series 26	1.00	Quarterly	1.55	Bank PLC	12/20/21	500,000	(9,773)	(38,420)	28,647
Republic of				Barclays
Colombia	1.00	Quarterly	0.73	Bank PLC	6/20/21	100,000	1,070	(4,440)	5,510
Republic of				Barclays
Indonesia	1.00	Quarterly	0.65	Bank PLC	6/20/21	100,000	1,351	(2,534)	3,885
Republic of				Barclays
Panama	1.00	Quarterly	0.35	Bank PLC	12/20/20	125,000	2,465	(4,644)	7,109
Republic of				Credit
Peru	1.00	Quarterly	0.29	Suisse	9/20/20	125,000	2,583	(2,370)	4,953
Republic of				Bank of
Peru	1.00	Quarterly	0.41	America	6/20/21	40,000	870	(906)	1,776
							(42,016)	(151,417)	109,401

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS 29

HSBC EMERGING MARKETS DEBT FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	50,645	Hungarian Forint	13,078,192	Bank of America	2/5/18	1,419
U.S. Dollar	544,875	Israeli Shekel	1,897,587	JP Morgan Chase	1/29/18	3,970
U.S. Dollar	543,007	Mexican Peso	9,769,895	Standard Chartered Bank	12/20/17	37,794
U.S. Dollar	772,121	Polish Zloty	2,835,448	Goldman Sachs	2/5/18	(7,769)
U.S. Dollar	362,501	Polish Zloty	1,293,675	UBS AG	2/5/18	6,676
U.S. Dollar	785,986	South African Rand	10,543,827	Standard Chartered Bank	1/29/18	51,357
U.S. Dollar	241,000	Turkish Lira	866,605	Goldman Sachs	1/26/18	18,322
						111,769

Long Contracts

						Net Unrealized
						Appreciation/
Description and amount		Description and amount			Settlement	(Depreciation)
of currency to be purchased		of currency to be sold		Counterparty	Date	($)
Romanian Leu	582,664	U.S. Dollar	152,365	Goldman Sachs	1/29/18	(4,812)
Romanian Leu	43,000	U.S. Dollar	11,069	Standard Chartered Bank	1/29/18	(180)
Czech Koruna	3,869,235	U.S. Dollar	178,166	Goldman Sachs	12/14/17	(1,885)
Czech Koruna	8,353,608	U.S. Dollar	380,000	JP Morgan Chase	12/14/17	588
Czech Koruna	235,000	U.S. Dollar	10,770	Morgan Stanley	12/14/17	(63)
Hungarian Forint	68,116,183	U.S. Dollar	265,000	Standard Chartered Bank	2/5/18	(8,608)
Mexican Peso	790,000	U.S. Dollar	43,798	Bank of America	12/20/17	(2,946)
Mexican Peso	2,895,000	U.S. Dollar	160,824	Goldman Sachs	12/20/17	(11,120)
Mexican Peso	8,358,613	U.S. Dollar	440,000	Standard Chartered Bank	12/20/17	(7,766)
Polish Zloty	116,000	U.S. Dollar	31,858	JP Morgan Chase	2/5/18	48
South African Rand	4,752,889	U.S. Dollar	330,000	Goldman Sachs	1/29/18	1,152
South African Rand	9,683,866	U.S. Dollar	718,149	JP Morgan Chase	1/29/18	(43,437)
South African Rand	200,000	U.S. Dollar	14,863	Morgan Stanley	1/29/18	(928)
Thai Baht	30,515,894	U.S. Dollar	918,047	Standard Chartered Bank	3/15/18	1,591
Turkish Lira	2,031,286	U.S. Dollar	557,858	Bank of America	1/26/18	(35,910)
Turkish Lira	1,788,705	U.S. Dollar	501,403	Goldman Sachs	1/26/18	(41,787)
Turkish Lira	163,000	U.S. Dollar	42,952	UBS AG	1/26/18	(1,068)
						(157,131)

			Total unrealized appreciation			$122,917
			Total unrealized depreciation			(168,279)
			Total net unrealized appreciation/(depreciation)			$(45,362)

30 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2017

Common Stocks – 85.7%

	Shares	Value ($)
Argentina – 10.3%
Banco Macro SA, ADR	16,617	2,092,412
BBVA Banco Frances SA, ADR	48,557	1,070,196
Grupo Financiero Galicia SA, ADR	24,617	1,351,473
YPF Sociedad Anonima, ADR	12,400	304,544
		4,818,625
Australia – 1.5%
Donaco International, Ltd.	1,963,694	706,230
Bangladesh – 5.0%
Brac Bank, Ltd.	785,456	955,003
GrameenPhone, Ltd.	168,205	891,035
Square Pharmaceuticals, Ltd.	133,808	480,958
		2,326,996
Cambodia – 2.7%
NagaCorp, Ltd.	1,542,000	1,245,302
Colombia – 2.9%
Banco Davivienda SA	138,402	1,364,320
Croatia – 0.8%
Hrvatski Telekom dd	11,232	301,005
Ledo dd(a)(b)	311	75,907
		376,912
Egypt – 4.5%
Centamin PLC	780,616	1,443,953
Commercial International Bank,
Registered, GDR	137,670	628,464
		2,072,417
Georgia – 4.6%
Bank of Georgia Holdings PLC	22,215	1,050,173
TBC Bank Group PLC	48,433	1,101,057
		2,151,230
Kazakhstan – 2.1%
Halyk Savings Bank of Kazakhstan
JSC, Registered, GDR (a)	99,948	974,493
Kenya – 2.4%
Safaricom, Ltd.	4,466,300	1,099,331
Kuwait – 8.6%
Agility Public Warehousing Co. KSC	607,183	1,560,179
Mobile Telecommunications Co.	496,168	765,610
National Bank of Kuwait SAK	662,892	1,683,570
		4,009,359
Mauritius – 1.2%
Mcb Group, Ltd.	68,400	549,518
Morocco – 3.2%
Attijariwafa Bank	29,475	1,468,209
Nigeria – 2.5%
Dangote Cement PLC	477,248	297,781
Guaranty Trust Bank PLC	2,052,923	240,175
Nestle Foods Nigeria PLC	30,876	107,679
Zenith Bank PLC	7,048,663	500,475
		1,146,110
Oman – 1.2%
Bank Muscat SAOG	531,970	545,114
Pakistan – 2.0%
D.G. Khan Cement Co., Ltd.	373,875	484,110
United Bank, Ltd.	262,800	446,917
		931,027
Peru – 3.0%
Credicorp, Ltd.	6,700	1,403,248
Philippines – 9.7%
International Container Termin	820,980	1,684,592
Puregold Price Club, Inc.	1,268,300	1,253,309
Robinsons Land Corp.	1,382,000	674,799
Vista Land & Lifescapes, Inc.	7,745,300	913,949
		4,526,649
Qatar – 1.3%
Qatar Electricity & Water Co.	11,907	598,539
Romania – 4.9%
BRD-Groupe Societe Generale	218,916	689,342
SIF 5 Oltenia Craiova	1,566,593	785,160
Societatea Nationala de Gaze	99,752	794,108
		2,268,610
Sri Lanka – 0.1%
Sampath Bank PLC	27,265	60,319
United Arab Emirates – 11.2%
DP World, Ltd.	71,691	1,702,660
Emaar Properties PJSC	676,044	1,526,295
Emirates NBD PJSC	311,666	708,737
Gulf Marine Services PLC	282,280	201,476
NMC Health PLC	29,718	1,141,255
		5,280,423
TOTAL COMMON STOCKS
(COST $34,568,571)		39,922,981

Convertible Corporate Bond – 0.2%

	Principal
	Amount ($)
Oman – 0.2%
Bank Muscat SAOG,
0.35%, 3/19/18	383,981	103,860
TOTAL CONVERTIBLE CORPORATE
BOND (COST $—)		103,860

See notes to financial statements.	HSBC FAMILY OF FUNDS 31

HSBC FRONTIER MARKETS FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Participatory Notes – 5.1%

	Shares	Value ($)
Saudi Arabia – 0.4%
Al Tayyar Travel Group Holding Co.,
5/24/18, (Merrill Lynch
International & Co.)	22,299	195,399
United Arab Emirates – 2.3%
Aramex PJSC, 3/14/19, (Merrill Lynch
International & Co.) (a)	756,771	1,055,221
Vietnam – 2.4%
Vietnam Dairy Products JSC, 2/22/18,
(JPMorgan Chase)	168,201	1,118,279
TOTAL PARTICIPATORY NOTES
(COST $2,068,426)		2,368,899

Private Placements – 3.9%

Kuwait – 3.9%
Human Soft Holding Co. KSC	138,566	1,809,617
TOTAL PRIVATE PLACEMENTS
(COST $1,481,458)		1,809,617

Investment Companies – 1.7%

Northern Institutional
Government Assets Portfolio,
Institutional Shares, 0.82% (c)	769,400	769,400
TOTAL INVESTMENT COMPANIES
(COST $769,400)		769,400
TOTAL INVESTMENTS
IN SECURITIES
(COST $38,887,855) – 96.6%		44,974,757
Other Assets (Liabilities) – 3.4%		1,584,707
NET ASSETS — 100%		$46,559,464
____________________

(a)	Represents non-income producing security.
(b)	Security was valued using significant unobservable inputs as of October 31, 2017.
(c)	The rate represents the annualized one day yield that was in effect on October 31, 2017
ADR — American Depositary Receipt GDR — Global Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	40.8
Transportation Infrastructure	7.3
Real Estate Management
& Development	6.7
Wireless Telecommunication Services	5.9
Air Freight & Logistics	5.6
Hotels, Restaurants & Leisure	4.6
Private Placements	3.9
Metals & Mining	3.1
Food Products	2.8
Food & Staples Retailing	2.7
Health Care Providers & Services	2.4
Oil, Gas & Consumable Fuels	2.4
Investment Companies	1.7
Construction Materials	1.7
Capital Markets	1.7
Multi-Utilities	1.3
Pharmaceuticals	1.0
Diversified Telecommunication Services	0.6
Energy Equipment & Services	0.4
Total	96.6

32 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017

Foreign Bonds – 18.5%

	Principal
	Amount †	Value ($)
Brazil – 5.4%
Letra Tesouro Nacional,
6.59%, 4/1/18	2,500,000	743,649
Indonesia – 0.4%
Indonesia Government, Series FR56,
8.38%, 9/15/26	700,000,000	56,656
Mexico – 8.5%
Mexican Bonos Desarrollo, Series M,
6.50%, 6/10/21	12,500,000	640,532
Mexican Bonos Desarrollo,
6.50%, 6/9/22	3,500,000	178,601
Mexican Bonos Desarrollo, Series M,
5.75%, 3/5/26	6,050,000	286,606
Mexican Bonos Desarrollo, Series M30,
10.00%, 11/20/36	711,800	46,522
		1,152,261
Turkey – 4.2%
Turkey Government Bond,
9.50%, 1/12/22	2,400,000	582,865
TOTAL FOREIGN BONDS
(COST $2,649,732)		2,535,431

Yankee Dollars – 62.6%

	Principal
	Amount ($)
Argentina – 7.4%
Republic of Argentina,
6.25%, 4/22/19	967,000	1,013,416
Brazil – 9.1%
Banco Nac de Desen Econo,
Registered, 6.37%, 6/16/18	200,000	204,108
Caixa Economica Federal, Registered,
4.50%, 10/3/18	380,000	386,349
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	280,000	297,164
Petrobras Global Finance BV,
8.75%, 5/23/26	100,000	121,125
Petrobras International Finance Co.,
7.88%, 3/15/19	229,000	244,229
		1,252,975
China – 1.5%
Export-Import Bank of China,
Registered, 2.50%, 7/31/19	200,000	200,945
Colombia – 3.1%
Republic of Colombia,
4.38%, 7/12/21	400,000	424,000
Croatia – 0.8%
Republic of Croatia, Registered,
6.75%, 11/5/19	100,000	107,860
Dominican Republic – 1.2%
Dominican Republic, Registered,
7.50%, 5/6/21	150,000	165,938
Indonesia – 5.2%
Majapahit Holding BV, Registered,
7.75%, 1/20/20	100,000	110,380
Republic of Indonesia,
5.88%, 3/13/20	560,000	606,812
		717,192
Korea, Republic Of – 0.8%
Export-Import Bank of Korea,
5.13%, 6/29/20	100,000	106,399
Malaysia – 1.1%
Petronas Capital Ltd.,
5.25%, 8/12/19	150,000	157,796
Mexico – 8.1%
Petroleos Mexicanos,
3.50%, 7/18/18	700,000	706,607
Petroleos Mexicanos,
3.13%, 1/23/19	163,000	164,223
Petroleos Mexicanos,
8.00%, 5/3/19	180,000	194,960
Petroleos Mexicanos,
6.00%, 3/5/20	38,000	40,527
		1,106,317
Republic of Serbia – 3.0%
Republic of Serbia, Registered,
5.88%, 12/3/18	400,000	413,706
Russian Federation – 8.0%
Gazprom OAO Via Gaz Capital SA,
Registered, 8.15%, 4/11/18	370,000	379,387
Gazprom OAO, Registered,
9.25%, 4/23/19	100,000	108,924
Russian Federation, Registered,
11.00%, 7/24/18	577,000	614,065
		1,102,376
South Africa – 10.5%
Republic of South Africa,
6.88%, 5/27/19	1,037,000	1,102,739
Republic of South Africa,
5.50%, 3/9/20	310,000	327,825
		1,430,564
Turkey – 2.8%
Republic of Turkey,
4.88%, 10/9/26	400,000	390,613
TOTAL YANKEE DOLLARS
(COST $8,551,343)		8,590,097

U.S. Treasury Obligation — 0.8%

U.S. Treasury Note – 0.8%
2.25%, 8/15/27	105,000	103,835
TOTAL U.S. TREASURY OBLIGATION
(COST $103,915)		103,835

See notes to financial statements.	HSBC FAMILY OF FUNDS 33

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Investment Companies — 14.1%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional Shares,
0.82% (a)	1,937,525	1,937,525
TOTAL INVESTMENT COMPANIES
(COST $1,937,525)		1,937,525
TOTAL INVESTMENTS
IN SECURITIES
(COST $13,242,513) – 96.0%		13,166,888
Other Assets (Liabilities) – 4.0%		554,954
NET ASSETS – 100%		$13,721,842
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Sovereign Bonds	56.1
Oil, Gas & Consumable Fuels	15.4
Investment Companies	14.1
Banks	3.6
Electric Utilities	3.0
Diversified Financial Services	3.0
U.S. Treasury Obligation	0.8
Total	96.0

Futures Contracts Purchased

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
5-Year US Treasury Note Futures	22	12/29/17	$2,587,138	$2,578,125	$(9,013)
			$2,587,138	$2,578,125	$(9,013)

	Total unrealized appreciation				$—
	Total unrealized depreciation				(9,013)
	Total net unrealized appreciation/(depreciation)				$(9,013)

34 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Interest Rate Swap Agreements

						Upfront
Description and	Description and					Premiums	Unrealized
terms of payments	terms of payments					Paid/	Appreciation/
to be received from	to be paid to	Expiration			Value	Received	(Depreciation)
another party	another party	Date	Counterparty	Notional Amount	($)	($)	($)
6-Month	Fixed 0.89%
HUF-BUBOR	Semi-Annually	9/29/22	JP Morgan Chase	167,000,000 HUF	(2,113)	—	(2,113)
1-Month	Fixed 6.30%
MXN-TIIEBanxico	Monthly	12/29/25	Barclays Bank PLC	38,000,000 MXN	133,658	—	133,658
Fixed 6.15%	1-Month		Standard
Monthly	MXN-TIIEBanxico	4/14/26	Chartered Bank	23,000,000 MXN	(95,683)	—	(95,683)
					35,862	—	35,862

Centrally Cleared Interest Rate Swap Agreements

						Upfront
Description and	Description and					Premiums	Unrealized
terms of payments	terms of payments					Paid/	Appreciation/
to be received from	to be paid to	Payment	Expiration		Value	(Received)	(Depreciation)
another party	another party	Frequency	Date	Notional Amount	($)	($)	($)
	Semi-Annually
Fixed 2.40% Annually	PLN-WIBR	Daily	9/29/22	2,400,000 PLN	(4,704)	26	(4,730)
					(4,704)	26	(4,730)

HUF — Hungarian Forint
MXN — Mexican Peso
PLN — Polish Zloty

See notes to financial statements.	HSBC FAMILY OF FUNDS 35

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Credit Default Swap Agreements - Buy Protection(a)

At October 31, 2017, the Fund’s open credit default swap agreements were as follows:

								Upfront
			Implied Credit					Premiums	Unrealized
	Pay		Spread at			Notional		Paid/	Appreciation/
Underlying	Fixed	Payment	October 31, 2017		Expiration	Amount		(Received)	(Depreciation)
Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	Value ($)	($)	($)
CDX Emerging
Markets Index,				Credit
Series 26	1.00	Quarterly	1.55	Suisse	12/20/21	1,210,000	23,649	61,710	(38,061)
CDX Emerging
Markets Index,				Bank of
Series 27	1.00	Quarterly	1.62	America	6/20/22	495,000	12,655	21,348	(8,693)
Federative
Republic of				Barclays
Brazil	1.00	Quarterly	1.70	Bank PLC	12/20/22	866,000	27,945	44,399	(16,454)
Republic of				Barclays
Columbia	1.00	Quarterly	0.83	Bank PLC	12/20/21	417,000	(3,384)	10,313	(13,697)
Republic of				Goldman
Columbia	1.00	Quarterly	0.83	Sachs	12/20/21	210,000	(1,704)	5,051	(6,755)
Republic of				Barclays
Korea	1.00	Quarterly	0.53	Bank PLC	12/20/18	705,000	(4,996)	(12,502)	7,506
United Mexican				JP Morgan
States	1.00	Quarterly	0.95	Chase	6/20/22	685,000	(2,128)	6,194	(8,322)
United Mexican				Bank of
States	1.00	Quarterly	0.95	America	6/20/22	8,000	(25)	53	(78)
							52,012	136,566	(84,554)
36 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2017, the Fund’s open credit default swap agreements were as follows:

								Upfront
			Implied Credit					Premiums	Unrealized
	Receive		Spread at			Notional		Paid/	Appreciation/
Underlying	Fixed	Payment	October 31, 2017		Expiration	Amount		(Received)	(Depreciation)
Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	Value ($)	($)	($)
CDX Emerging
Markets Index,				Barclays
Series 27	1.00	Quarterly	1.62	Bank PLC	6/20/22	54,000	(1,381)	(2,084)	703
CDX Emerging
Markets Index,				Bank of
Series 27	1.00	Quarterly	1.62	America	6/20/22	107,000	(2,735)	(4,141)	1,406
Federative
Republic of				Credit
Brazil	1.00	Quarterly	0.40	Suisse	6/20/18	2,255,000	10,697	(48,374)	59,071
People’s
Republic of				Credit
China	1.00	Quarterly	0.09	Suisse	6/20/18	1,000,000	6,817	6,272	545
Republic of				Barclays
Turkey	1.00	Quarterly	0.75	Bank PLC	6/20/19	2,000,000	11,044	(137,956)	149,000
							24,442	(186,283)	210,725

(a)

When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.

(b)

Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(c)

The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See notes to financial statements.	HSBC FAMILY OF FUNDS 37

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	14,567	Brazilian Real	49,158	Goldman Sachs	11/3/17	(457)
U.S. Dollar	15,314	Brazilian Real	49,158	Bank of America	3/2/18	509
U.S. Dollar	60,000	Brazilian Real	193,380	Morgan Stanley	3/2/18	1,760
U.S. Dollar	453,876	Brazilian Real	1,443,604	Bank of America	4/3/18	20,673
U.S. Dollar	303,827	Brazilian Real	962,525	JP Morgan Chase	4/3/18	14,988
U.S. Dollar	119,000	Chilean Peso	75,695,900	JP Morgan Chase	1/12/18	73
U.S. Dollar	318,000	Chilean Peso	201,589,740	Standard Chartered Bank	1/12/18	1,279
U.S. Dollar	129,000	Colombian Peso	393,450,000	Barclays Bank PLC	11/29/17	(22)
U.S. Dollar	50,000	Colombian Peso	146,900,000	Goldman Sachs	11/29/17	1,828
U.S. Dollar	266,000	Colombian Peso	778,449,000	JP Morgan Chase	11/29/17	10,727
U.S. Dollar	107,000	Colombian Peso	327,901,500	Standard Chartered Bank	11/29/17	(527)
U.S. Dollar	771,236	Colombian Peso	2,318,691,943	UBS AG	11/29/17	10,879
U.S. Dollar	113,000	Colombian Peso	346,036,510	UBS AG	11/29/17	(474)
U.S. Dollar	499,537	Hungarian Forint	128,995,335	Bank of America	2/5/18	13,994
U.S. Dollar	274,000	Hungarian Forint	71,452,514	Standard Chartered Bank	2/5/18	5,050
U.S. Dollar	150,000	Indonesian Rupiah	2,069,370,000	Barclays Bank PLC	4/17/18	4
U.S. Dollar	460,385	Korean Won	528,834,744	Bank of America	11/10/17	(11,767)
U.S. Dollar	300,000	Korean Won	337,971,900	Standard Chartered Bank	11/10/17	(1,747)
U.S. Dollar	114,000	Korean Won	128,426,700	Barclays Bank PLC	3/9/18	(851)
U.S. Dollar	60,000	Korean Won	67,800,000	Credit Suisse	3/9/18	(633)
U.S. Dollar	505,186	Korean Won	571,403,328	Standard Chartered Bank	3/9/18	(5,815)
U.S. Dollar	2,669,842	Mexican Peso	48,036,347	Standard Chartered Bank	12/20/17	185,825
U.S. Dollar	557,513	Polish Zloty	1,989,623	UBS AG	2/5/18	10,267
U.S. Dollar	1,056,572	South African Rand	14,101,122	Standard Chartered Bank	1/29/18	74,094
U.S. Dollar	147,000	South African Rand	2,028,835	UBS AG	1/29/18	5,643
U.S. Dollar	694,035	Taiwanese Dollar	21,000,098	Standard Chartered Bank	11/10/17	(2,633)
U.S. Dollar	13,000	Taiwanese Dollar	393,733	Standard Chartered Bank	3/9/18	(151)
U.S. Dollar	50,000	Thai Baht	1,667,250	Standard Chartered Bank	3/15/18	(245)
U.S. Dollar	364,000	Thai Baht	12,064,575	Standard Chartered Bank	3/15/18	418
U.S. Dollar	298,109	Turkish Lira	1,120,687	Barclays Bank PLC	1/26/18	10,143
U.S. Dollar	187,114	Turkish Lira	724,000	Goldman Sachs	1/26/18	1,079
U.S. Dollar	78,000	Turkish Lira	280,192	JP Morgan Chase	1/26/18	6,003
U.S. Dollar	430,583	Turkish Lira	1,596,179	Standard Chartered Bank	1/26/18	20,438
						370,352

38 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC TOTAL RETURN FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Long Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount			Settlement	(Depreciation)
currency to be purchased		of currency to be sold		Counterparty	Date	($)
Colombian Peso	844,099,200	U.S. Dollar	280,000	Barclays Bank PLC	11/29/17	(3,199)
Colombian Peso	1,070,000,000	U.S. Dollar	349,017	Goldman Sachs	11/29/17	1,863
Colombian Peso	1,367,184,153	U.S. Dollar	446,282	Standard Chartered Bank	11/29/17	2,052
Colombian Peso	1,030,145,600	U.S. Dollar	340,000	UBS AG	11/29/17	(2,189)
Colombian Peso	2,073,048,223	U.S. Dollar	681,924	UBS AG	2/27/18	(7,306)
Brazilian Real	49,158	U.S. Dollar	15,542	Bank of America	11/3/17	(519)
Brazilian Real	96,660	U.S. Dollar	30,000	Bank of America	3/2/18	(889)
Indonesian Rupiah	2,225,600,000	U.S. Dollar	160,000	Barclays Bank PLC	4/17/18	1,320
Indonesian Rupiah	6,010,536,430	U.S. Dollar	444,336	JP Morgan Chase	4/17/18	(8,667)
Indonesian Rupiah	4,500,430,000	U.S. Dollar	326,000	JP Morgan Chase	4/17/18	209
Korean Won	866,806,644	U.S. Dollar	762,498	Standard Chartered Bank	11/10/17	11,402
Malaysian Ringgit	292,643	U.S. Dollar	69,166	UBS AG	3/27/18	(321)
Mexican Peso	2,038,618	U.S. Dollar	107,000	Bank of America	12/20/17	(1,581)
Mexican Peso	8,000,000	U.S. Dollar	412,999	Barclays Bank PLC	12/20/17	690
Mexican Peso	7,900,000	U.S. Dollar	425,355	Goldman Sachs	12/20/17	(16,836)
Mexican Peso	3,392,431	U.S. Dollar	178,000	Standard Chartered Bank	12/20/17	(2,574)
Mexican Peso	2,039,153	U.S. Dollar	107,000	UBS AG	12/20/17	(1,553)
Polish Zloty	536,868	U.S. Dollar	150,000	Morgan Stanley	2/5/18	(2,335)
South African Rand	1,146,489	U.S. Dollar	85,000	Barclays Bank PLC	1/29/18	(5,120)
South African Rand	1,485,537	U.S. Dollar	106,000	Credit Suisse	1/29/18	(2,497)
South African Rand	944,300	U.S. Dollar	70,000	JP Morgan Chase	1/29/18	(4,207)
South African Rand	1,498,089	U.S. Dollar	111,000	Standard Chartered Bank	1/29/18	(6,622)
South African Rand	4,633,504	U.S. Dollar	331,000	UBS AG	1/29/18	(8,166)
Taiwanese Dollar	21,000,098	U.S. Dollar	695,739	Standard Chartered Bank	11/10/17	928
Turkish Lira	4,258,054	U.S. Dollar	1,193,602	Goldman Sachs	1/26/18	(99,476)
Turkish Lira	1,738,868	U.S. Dollar	470,000	JP Morgan Chase	1/26/18	(23,190)
						(178,783)

			Total unrealized appreciation			$414,138
			Total unrealized depreciation			(222,569)
			Total net unrealized appreciation/(depreciation)			$191,569

See notes to financial statements.	HSBC FAMILY OF FUNDS 39

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2017

Common Stocks – 96.2%
		Shares	Value ($)
China – 14.8%
Aluminum Corp. of China Ltd. (a)		138,000	111,093
China Machinery Engineering Corp., Class H		185,000	113,357
China Modern Dairy Holdings Ltd. (a)		663,000	135,983
China Molybdenum Co. Ltd.		84,000	54,593
China New Higher Education Group Ltd.		212,000	127,727
China Resources Cement Holdings Ltd.	.	354,000	239,146
China State Construction International Holdings Ltd.		149,000	209,338
China Yongda Automobiles Services Holdings Ltd.		172,500	212,501
Daphne International Holdings Ltd. (a)		676,000	45,927
Lonking Holdings Ltd.		217,000	97,359
Precision Tsugami China Corp. Ltd. (a)		66,000	68,530
Ten Pao Group Holdings Ltd.		460,000	117,934
Times Property Holdings Ltd.		221,964	229,049
Wisdom Education International Holdings Co. Ltd.		272,000	159,344
Xingda International Holdings Ltd.		430,000	164,261
Zhongsheng Group Holdings Ltd.		74,500	152,992
			2,239,134
Hong Kong – 25.6%
China Overseas Grand Oceans Group Ltd.		63,000	36,907
China Overseas Property Holdings Ltd.		325,000	78,323
Dream International Ltd.		706,000	286,889
Emperor Watch & Jewellery Ltd.		3,640,000	179,644
EVA Precision Industrial Holdings Ltd.		326,000	45,133
Far East Consortium International Ltd.		428,000	233,724
Haitong International Securities Group Ltd.		169,000	95,754
Hutchison Telecommunications Hong Kong Ltd.		350,000	125,625
Johnson Electric Holdings Ltd.		30,500	122,962
Kingboard Chemical Holdings Ltd.		33,000	195,648
Kingboard Laminates Holdings Ltd.		62,000	104,115
Kingmaker Footwear Holdings Ltd.		892,000	285,860
Kwg Property Holding Ltd.		115,000	114,101
Lee & Man Chemical Co. Ltd.		240,000	133,829
Lifestyle China Group Ltd. (a)		523,500	174,478
Lifestyle International Holdings Ltd.		47,500	65,152
Pacific Textiles Holdings Ltd.		70,000	73,670
Pou Sheng International Holdings Ltd.		849,000	155,630
Regina Miracle International Holdings Ltd.		204,000	195,867
Singamas Container Holdings LT		344,000	71,437
TCC International Holdings Ltd.		452,000	209,747
Television Broadcasts Ltd.		41,900	158,448
Texhong Textile Group Ltd.		156,000	215,172
Tsui Wah Holdings Ltd.		648,000	98,018
Valuetronics Holdings Ltd		357,720	271,675
Vinda International Holdings, Ltd.		3,000	6,061
Xinyi Glass Holdings Ltd.		152,000	147,109
			3,880,978
India – 13.5%
Ahluwalia Contracts India Ltd. (a)		20,364	99,926
Allcargo Logistics Ltd.		27,902	74,790
Cesc, Ltd.		7,850	123,474
Escorts Ltd.		12,332	144,741
Glenmark Pharmaceuticals Ltd.		9,853	93,974
Graphite India Ltd.		7,790	59,768
Gujarat Alkalies & Chemicals Ltd.		12,750	153,987
Himadri Speciality Chemical Ltd.		27,849	74,584
Indian Bank.		14,433	70,154
Indraprastha Gas Ltd.		1,318	32,259
JM Financial Ltd.		39,720	100,918
Kwality Ltd.		17,807	27,674
Magma Fincorp, Ltd.		30,744	83,405
Navin Fluorine International Ltd.		9,629	110,355
NIIT Ltd. (a)		79,862	129,414
Petronet Lng, Ltd.		16,812	67,453
Power Mech Projects Ltd.		3,282	28,596
PTC India Ltd.		73,040	138,828
Repco Home Finance Ltd.		11,399	108,956
Sintex Plastics Technology Ltd. (a)		9,941	14,267
Sobha Ltd.		11,443	89,924
Suzlon Energy Ltd. (a)		569,561	149,062
Tata Sponge Iron Ltd.		4,258	61,926
			2,038,435
Indonesia – 2.9%
PT Adhi Karya Persero Tbk		518,400	83,724
PT Aneka Gas Industri Tbk (a)		1,337,300	57,693
PT Bank Tabungan Negara Tbk		445,100	90,596
PT Bumi Serpong Damai		798,000	101,221
PT Tunas Baru Lampung Tbk		950,900	97,825
			431,059
Korea, Republic Of – 11.2%
BNK Financial Group, Inc.		16,376	145,311
Doosan Bobcat, Inc.		3,524	114,038
Hankook Tire Co. Ltd.		2,680	129,191
Hugel, Inc. (a)		398	152,421
Hyundai Mipo Dockyard Co. (a)		1,641	158,943
KIWOOM Securities Co. Ltd.		1,239	79,304
Kolon Industries, Inc.		1,394	94,203
Osstem Implant Co. Ltd. (a)		2,260	145,058
PS Tec Co. Ltd.		11,871	57,331
SK Innovation Co. Ltd.		500	91,502
SK Materials Co. Ltd.		764	127,879
TES Co. Ltd.		5,580	172,102
Vieworks Co. Ltd.		2,890	98,294
Youngone Corp.		3,880	119,150
			1,684,727
Malaysia – 2.3%
Ekovest Berhad		346,500	95,238
Kerjaya Prospek Group Berhad		159,100	147,370
Scientex Berhad		52,100	109,568
			352,176

40 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Common Stocks, continued

	Shares	Value ($)
Philippines – 0.7%
Melco Resorts and Entertainment
Philippines Corp. (a)	758,900	99,991
Singapore – 3.8%
APAC Realty, Ltd. (a)	265,700	178,394
Ezion Holdings Ltd. (a)(b)	720,200	51,526
HRnetGroup Ltd. (a)	227,600	143,628
Wing Tai Holdings Ltd.	113,300	199,530
		573,078
Taiwan, Province Of China – 19.3%
Accton Technology Corp.	43,000	138,590
Airtac International Group	9,446	153,007
China Airlines, Ltd. (a)	182,000	74,229
China General Plastics Corp.	132,410	124,033
Cleanaway Co. Ltd.	31,000	178,344
Epistar Corp. (a)	77,000	124,597
Gourmet Master Co. Ltd.	12,300	141,117
King Yuan Electronics Co. Ltd.	151,000	159,972
Macronix International Co. Ltd. (a)	144,830	264,130
Mega Financial Holdings Co. Ltd.	174,000	136,740
MiTac Holdings Corp.	107,463	133,625
Nien Made Enterprise Co. Ltd.	12,000	124,942
PharmaEngine, Inc.	25,196	141,612
Primax Electronics Ltd.	61,000	158,174
Sinbon Electronics Co. Ltd.	59,989	171,665
Sunonwealth Electric Machine
Industry Co. Ltd.	78,000	173,804
Topco Scientific Co. Ltd.	65,153	164,190
WT Microelectronics Co. Ltd.	108,000	170,820
Yageo Corp.	21,469	170,496
		2,904,087
Thailand – 2.1%
Malee Group PCL	47,500	62,218
Sino Thai Engineering &
Construction PCL	169,300	126,427
TPI Polene Power PCL	535,000	128,877
		317,522
TOTAL COMMON STOCKS
(COST $12,363,069)		14,521,187

Exchange-Traded Fund – 1.9%

iShares MSCI India Small-Cap ETF	5,781	285,466
TOTAL EXCHANGE-TRADED FUND
(COST $177,427)		285,466

Investment Companies – 1.3%

Northern Institutional Government
Assets Portfolio, Institutional Shares,
0.82% (c)	190,561	190,561
TOTAL INVESTMENT COMPANIES
(COST $190,561)		190,561
TOTAL INVESTMENTS
IN SECURITIES
(COST $12,731,057) – 99.4%.		14,997,214
Other Assets (Liabilities) – 0.6%		85,467
NET ASSETS – 100%		$15,082,681
____________________

(a)	Represents non-income producing security.
(b)	Security was valued using significant unobservable inputs as of October 31, 2017.
(c)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.
ETF — Exchange-Traded Fund

See notes to financial statements.	HSBC FAMILY OF FUNDS 41

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Real Estate Management & Development	8.5
Electronic Equipment, Instruments & Components	7.2
Machinery	6.8
Chemicals	6.6
Textiles, Apparel & Luxury Goods	6.2
Construction & Engineering	6.0
Semiconductors & Semiconductor Equipment	5.9
Specialty Retail	4.6
Electrical Equipment	3.4
Construction Materials	3.0
Banks	2.9
Auto Components	2.9
Hotels, Restaurants & Leisure	2.2
Food Products	2.1
Biotechnology	1.9
Leisure Products	1.9
Technology Hardware, Storage & Peripherals	1.9
Diversified Consumer Services	1.9
Exchange-Traded Fund	1.9
Independent Power & Renewable Electricity Producers	1.8
Capital Markets	1.8
Health Care Equipment & Supplies	1.6
Multiline Retail	1.6
Metals & Mining	1.5
Consumer Finance	1.3
Investment Companies	1.3
Commercial Services & Supplies	1.2
Media	1.1
Oil, Gas & Consumable Fuels	1.1
Professional Services	1.0
Communications Equipment	0.9
IT Services	0.9
Diversified Telecommunication Services	0.8
Electric Utilities	0.8
Household Durables	0.8
Pharmaceuticals	0.6
Airlines	0.5
Air Freight & Logistics	0.5
Energy Equipment & Services	0.3
Gas Utilities	0.2
Household Products	0.0
Total	99.4

42 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017

Foreign Bonds – 14.1%

	Principal
	Amount †	Value ($)
Denmark – 0.6%
DONG Energy A/S, 6.25%
(EUSA5 + 475 bps), 12/31/3013,
Callable 6/26/23 @ 100 (a)(b)	EUR 50,000	70,674
TDC A/S, 3.50%
(EUSA5 + 311 bps), 2/26/3015,
Callable 2/26/21 @ 100 (a)(b)	EUR 100,000	121,828
		192,502
France – 4.8%
Accor SA, 4.13% (EUSA5 + 365 bps),
Callable 6/30/20 @ 100 (a)(b),(c)	100,000	124,621
Arkema SA, 4.75% (EUSA5 + 435 bps),
Callable 10/29/20 @ 100 (a)(b),(c)	100,000	127,768
AXA SA, Series E, 3.94%
(EUSA10 + 390 bps), Callable 11/7/24
@ 100 (a)(b),(c)	100,000	131,993
Credit Agricole SA, 6.50%
(EUSA5 + 512 bps), Callable
6/23/21 @ 100 (a)(b),(c)	100,000	134,559
Credit Agricole SA, 7.87%
(EUR003M + 642 bps), Callable
10/26/19 @ 100 (a)(b),(c)	100,000	133,253
Crown European Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (a)	100,000	130,831
Electricite de France SA, Series E,
5.38% (EUSA12 + 379 bps),
Callable 1/29/25 @ 100 (a)(b),(c)	100,000	134,816
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (a)	100,000	122,934
GDF SUEZ, 4.75%
(EUSA8 + 342 bps), Callable
7/10/21 @ 100 (a)(b),(c)	100,000	132,741
Orange SA, 4.25%
(EUSA5 + 308 bps), Callable
2/7/20 @ 100 (a)(b),(c)	100,000	125,496
Orange SA, 5.00% (EUSA5 + 399 bps),
Callable 10/1/26 @ 100 (a)(b),(c)	100,000	137,493
		1,436,505
Germany – 3.3%
Allianz SE, 4.75%
(EUR003M + 360 bps),
Callable 10/24/23 @ 100 (a)(b),(c)	100,000	137,849
Commerzbank AG, Series E,
7.75%, 3/16/21	100,000	142,916
FMC Finance VIII SA,
Registered, 6.50%, 9/15/18	25,000	30,732
HeidelbergCement Finance
Luxembourg SA, 7.50%, 4/3/20	25,000	34,463
SIG Combibloc Holdings GmbH,
Registered, 7.75%, 2/15/23,
Callable 2/15/18 @ 103.88 (a)	100,000	122,876
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(b)	100,000	154,472
Unitymedia GmbH, Registered,
6.25%, 1/15/29, Callable
1/15/21 @ 103.13 (a)	125,000	165,788
Volkswagen AG, 5.13%
(EUSA10 + 335 bps), Callable
9/4/23 @ 100 (a)(b),(c)	50,000	67,987
Vonovia Finance BV, 4.62%
(EUSA5 + 370 bps), 4/8/74,
Callable 4/8/19 @ 100 (a)(b)	100,000	123,167
		980,250
Ireland – 0.4%
Ardagh Packaging Holdings Ltd.,
4.13%, 5/15/23, Callable
5/15/19 @ 102.06 (a)(d)	100,000	123,897
Italy – 0.4%
Wind Tre SpA, 3.13%, 1/20/25, Callable
11/3/20 @ 101.56 (a)(d)	100,000	116,824
Luxembourg – 0.8%
Ineos Group Holdings SA,
Registered, 5.38%, 8/1/24,
Callable 8/1/19 @ 102.69 (a)	100,000	126,225
Picard Bondco SA, Registered,
7.75%, 2/1/20, Callable
12/6/17 @ 103.88 (a)	100,000	121,129
		247,354
Netherlands – 1.3%
Koninklijke KPN NV, 6.12%
(EUSA5 + 520 bps), Callable
9/14/18 @ 100 (a)(b),(c)	100,000	122,002
LGE Holdco VI BV, Registered,
7.13%, 5/15/24, Callable
5/15/19 @ 103.56 (a)	100,000	131,087
NN Group NV, 4.62%
(EUR003M + 395 bps), 4/8/44,
Callable 4/8/24 @ 100 (a)(b)	100,000	134,941
		388,030
Spain – 0.9%
Gas Natural Fenosa Finance BV, 4.12%
(EUSA8 + 335 bps), Callable 11/18/22
@ 100 (a)(b),(c)	100,000	126,661
Telefonica SA, 7.62%
(EUSA8 + 559 bps), Callable
9/18/21 @ 100 (a)(b),(c)	100,000	142,091
		268,752
Sweden – 0.4%
Volvo Treasury AB, 4.20%
(EUSA5 + 380 bps), 6/10/75, Callable
6/10/20 @ 100 (a)(b)	EUR 100,000	125,788

See notes to financial statements.	HSBC FAMILY OF FUNDS 43

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Foreign Bonds, continued

	Principal
	Amount ($)	Value ($)
United Kingdom – 1.2%
Aviva PLC, Series E, 3.37%
(EUR003M + 355 bps), 12/4/45,
Callable 12/4/25 @ 100 (a)(b)	EUR 100,000	126,733
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	100,000	119,032
Virgin Media Finance PLC,
Registered, 4.50%, 1/15/25,
Callable 1/15/20 @ 102.25 (a)	EUR 100,000	123,109
		368,874
TOTAL FOREIGN BONDS
(COST $3,804,540)		4,248,776

Yankee Dollars – 24.8%

Argentina – 1.2%
IRSA Propiedades Comerciales SA,
Registered, 8.75%, 3/23/23,
Callable 3/23/20 @ 104.38 (a)	23,000	25,974
Petrobras Argentina SA,
Registered, 7.38%, 7/21/23,
Callable 7/21/20 @ 103.69 (a)	28,000	30,618
Provincia de Buenos Aires,
6.50%, 2/15/23 (d)	52,000	55,099
Republic of Argentina,
5.63%, 1/26/22	60,000	63,000
Republic of Argentina,
6.88%, 1/26/27	53,000	57,797
Republic of Argentina,
7.13%, 6/28/17 (d)	14,000	14,364
YPF SA, Registered,
8.88%, 12/19/18	32,000	33,936
YPF Sociedad Anonima,
Registered, 8.50%, 3/23/21	77,000	87,189
		367,977
Australia – 0.1%
FMG Resources August 2006
Pty Ltd., 4.75%, 5/15/22,
Callable 2/15/22 @ 100 (a)(d)	30,000	30,638
Bahamas – 0.5%
Silversea Cruise Finance,
7.25%, 2/1/25, Callable
2/1/20 @ 105.44 (a)(d)	140,000	150,150
Bermuda – 0.0%
Viking Cruises, Ltd., 6.25%, 5/15/25,
Callable 5/15/20 @ 103.13 (a)(d)	11,000	11,385
Brazil – 3.5%
Banco Do Brasil (Cayman),
Registered, 6.00%, 1/22/20	100,000	106,500
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	106,130
Federal Republic of Brazil,
8.88%, 4/15/24	24,000	30,840
Itau Unibanco Holding SA/KY,
Registered, 5.75%, 1/22/21	100,000	105,750
Petrobras Brasileiro SA,
5.75%, 1/20/20	110,000	115,449
Petrobras Global Finance,
6.13%, 1/17/22	107,000	115,667
Petrobras Global Finance BV,
8.38%, 5/23/21	20,000	23,063
Petrobras Global Finance BV,
4.38%, 5/20/23	25,000	24,850
Petrobras Global Finance BV,
6.25%, 3/17/24	62,000	66,486
Petrobras Global Finance BV,
8.75%, 5/23/26	37,000	44,816
Petrobras Global Finance BV,
7.38%, 1/17/27	100,000	111,000
Petrobras Global Finance BV,
6.75%, 1/27/41	20,000	20,150
Petrobras International Finance Co.,
5.38%, 1/27/21	133,000	139,815
Vale SA, 4.38%, 1/11/22	40,000	41,712
Vale SA, 5.63%, 9/11/42	24,000	25,350
		1,077,578
Canada – 2.9%
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (a)(d)	2,000	2,155
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (a)(d)	184,000	202,859
Iamgold Corp., 7.00%, 4/15/25,
Callable 4/15/20 @ 105.25 (a)(d)	30,000	31,500
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/20/17 @ 103.75 (a)(d)	100,000	104,010
Mattamy Group Corp.,
6.88%, 12/15/23, Callable
12/15/19 @ 103.44 (a)(d)	64,000	67,200
Mattamy Group Corp.,
6.50%, 10/1/25, Callable
10/1/20 @ 104.88 (a)(d)	50,000	52,125
New Gold, Inc., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)(d)	67,000	71,188
Northwest Acquisitions ULC,
7.13%, 11/1/22, Callable
11/1/19 @ 103.56 (a)(d)	126,000	131,040
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (a)(d)	40,000	41,250
Nova Chemicals Corp., 4.88%, 6/1/24,
Callable 3/3/24 @ 100 (a)(d)	100,000	101,874
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (a)(d)	34,000	34,425
Nova Chemicals Corp., 5.25%, 6/1/27,
Callable 3/3/27 @ 100 (a)(d)	13,000	13,228
Valeant Pharmaceuticals International,
Inc., 5.50%, 11/1/25, Callable
11/1/20 @ 102.75 (a)(d)	6,000	6,128
		858,982

44 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Chile – 0.0%
Codelco, Inc., 5.63%, 9/21/35 (d)	7,000	8,259
Colombia – 0.3%
Bancolombia SA, 5.13%, 9/11/22	35,000	36,806
Republic of Colombia,
8.13%, 5/21/24	40,000	50,700
		87,506
El Salvador – 0.1%
Republic of El Salvador,
Registered, 7.75%, 1/24/23	35,000	37,713
France – 1.1%
Electricite de France SA, Registered,
5.25% (USSW10 + 371 bps),
Callable 1/29/23 @ 100 (a)(b),(c)	100,000	104,125
Numericable-SFR SA, 7.38%, 5/1/26,
Callable 5/1/21 @ 103.69 (a)(d)	200,000	215,000
		319,125
Germany – 1.4%
IHO Verwaltungs (Schaeffler) GmbH,
4.50%, 9/15/23, Callable
9/15/19 @ 102.25 (a)(d)	200,000	206,250
Unitymedia Kabelbw GmbH,
6.13%, 1/15/25, Callable
1/15/20 @ 103.06 (a)(d)	200,000	213,080
		419,330
Guatemala – 0.0%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable
1/31/22 @ 102.88 (a)(d)	10,000	10,558
Indonesia – 0.7%
Majapahit Holding BV, Registered,
7.75%, 1/20/20	200,000	220,760
Ireland – 0.7%
Park Aerospace Holdings,
5.25%, 8/15/22 (d)	93,000	96,720
Park Aerospace Holdings,
5.50%, 2/15/24 (d)	110,000	114,125
		210,845
Italy – 0.8%
Enel SpA, 8.75%
(USSW5 + 588 bps), 9/24/73,
Callable 9/24/23 @ 100 (a)(b)(d)	200,000	247,000
Kazakhstan – 0.7%
Kazmunaygas National Co. JSC,
Registered, 4.75%, 4/19/27	200,000	204,300
Lebanon – 0.1%
Lebanon Government International
Bond, Series G, 7.05%, 11/2/35	18,000	17,013
Luxembourg – 2.1%
Altice Financing SA, 6.63%, 2/15/23,
Callable 2/15/18 @ 104.97 (a)(d)	200,000	210,820
Altice Luxembourg SA,
7.75%, 5/15/22, Callable
12/7/17 @ 105.81 (a)(d)	200,000	211,749
Camelot Finance SA, 7.88%, 10/15/24,
Callable 10/15/19 @ 103.94 (a)(d)	80,000	86,000
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable
4/15/20 @ 104.31 (a)(d)	31,000	32,860
Dana Financing Luxembourg Sarl,
6.50%, 6/1/26, Callable
6/1/21 @ 103.25 (a)(d)	33,000	35,888
Trinseo Materials Operating SCA /
Trinseo Materials Finance, Inc.,
5.38%, 9/1/25, Callable
9/1/20 @ 102.69 (a)(d)	46,000	48,415
		625,732
Mexico – 0.2%
Petroleos Mexicanos,
6.38%, 2/4/21	10,000	10,874
Petroleos Mexicanos,
5.38%, 3/13/22 (d)	23,000	24,401
Petroleos Mexicanos,
6.50%, 3/13/27 (d)	10,000	10,914
Petroleos Mexicanos,
Registered, 6.50%, 3/13/27	16,000	17,462
		63,651
Netherlands – 1.6%
Constellium NV, 7.88%, 4/1/21 (d)	250,000	265,700
Lincoln Finance Ltd., 7.38%, 4/15/21,
Callable 4/15/18 @ 103.69 (a)(d)	200,000	211,500
		477,200
Nigeria – 0.2%
Nigeria Government International
Bond, 5.63%, 6/27/22	45,000	46,069
Peru – 0.2%
Banco de Credito del Peru,
Registered, 5.38%, 9/16/20	40,000	43,350
BBVA Banco Continental,
Registered, 5.00%, 8/26/22	14,000	15,243
		58,593
Russian Federation – 1.4%
Gazprom OAO Via Gaz Capital SA,
Registered, 4.95%, 7/19/22	200,000	209,307
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	112,733
VTB Bank OJSC Via VTB Capital SA,
6.55%, 10/13/20	100,000	109,065
		431,105

See notes to financial statements.	HSBC FAMILY OF FUNDS 45

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
South Africa – 0.4%
Republic of South Africa,
5.50%, 3/9/20	100,000	105,750
Sri Lanka – 0.4%
Republic of Sri Lanka,
Registered, 6.25%, 10/4/20	100,000	106,765
Switzerland – 0.8%
UBS Group AG, 7.00%
(USSW5 + 487 bps), Callable 2/19/25
@ 100 (a)(b),(c)	200,000	229,146
Turkey – 1.5%
Republic of Turkey, 7.00%, 3/11/19	200,000	210,600
Republic of Turkey, 7.00%, 6/5/20	133,000	144,042
Republic of Turkey, 7.38%, 2/5/25	62,000	71,075
Republic of Turkey, 6.88%, 3/17/36	32,000	35,242
		460,959
United Kingdom – 1.1%
Noble Holding International Ltd.,
7.75%, 1/15/24, Callable
10/15/23 @ 100 (a)	149,000	133,355
Virgin Media Finance PLC,
6.00%, 10/15/24, Callable
10/15/19 @ 103 (a)(d)	200,000	209,500
		342,855
Venezuela – 0.3%
Bolivarian Republic of Venezuela,
9.25%, 5/7/28	4,000	1,320
Petroleos de Venezuela SA,
9.00%, 11/17/21	35,000	15,356
Petroleos de Venezuela SA,
Registered, 12.75%, 2/17/22	9,000	4,073
Petroleos de Venezuela SA,
Registered, 6.00%, 5/16/24	70,000	19,775
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	158,000	43,845
		84,369
Zambia – 0.5%
First Quantum Minerals Ltd.,
7.00%, 2/15/21, Callable
2/15/18 @ 103.5 (a)(d)	150,000	155,625
TOTAL YANKEE DOLLARS
(COST $7,214,129)		7,466,938

Corporate Bonds – 51.3%

Luxembourg – 0.4%
Kleopatra Holdings 1 SCA,
8.50%, 6/30/23, Callable 7/15/19 @
102.00 (a)(d)	100,000	117,290
Peru – 0.1%
Southern Copper Corp.,
5.88%, 4/23/45.	5,000	5,841
Southern Copper Corp.,
6.75%, 4/16/40	27,000	33,781
		39,622
United States – 50.8%
Acadia Healthcare Co., Inc.,
6.50%, 3/1/24, Callable
3/1/19 @ 104.88 (a)	150,000	158,062
Alcoa, Inc., 5.90%, 2/1/27	30,000	33,467
Ally Financial, Inc., 4.13%, 3/30/20	135,000	139,388
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/25 @ 100.00 (a)	134,000	148,069
Ally Financial, Inc., 7.50%, 9/15/20	87,000	97,984
Ally Financial, Inc., 8.00%, 3/15/20	87,000	97,766
AMC Entertainment, Inc.,
5.75%, 6/15/25, Callable
6/15/20 @ 102.88 (a)	130,000	126,425
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable
4/1/20 @ 104.69 (a)(d)	93,000	95,325
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable
4/1/22 @ 103.25 (a)(d)	51,000	52,084
American Express Co., 5.20%
(US0003M + 343 bps), Callable
11/15/19 @ 100.00 (a)(b),(c)	65,000	67,275
Ashton Woods USA LLC / Ashton
Woods Finance Co., 6.75%, 8/1/25,
Callable 8/1/20 @ 105.06 (a)(d)	49,000	48,510
Avantor, Inc., 6.00%, 10/1/24,
Callable 10/1/20 @ 104.50 (a)(d)	21,000	21,420
Bank of America Corp., 6.50%
(US0003M + 417 bps), Callable
10/23/24 @ 100.00 (a)(b),(c)	75,000	85,781
Bank of America Corp., 8.12%
(US0003M + 364 bps), Callable
5/15/18 @ 100.00 (a)(b),(c)	100,000	103,160
Blue Cube Spinco, Inc.,
9.75%, 10/15/23, Callable
10/15/20 @ 102.44 (a)	88,000	105,380
Blue Cube Spinco, Inc.,
10.00%, 10/15/25, Callable
10/15/20 @ 105.00 (a)	28,000	34,090
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable
12/7/17 @ 104.59 (a)(d)	213,000	222,052

46 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Blueline Rental Finance Corp / Blueline
Rental LLC, 9.25%, 3/15/24, Callable
3/15/20 @ 104.63 (a)(d)	81,000	88,087
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/19 @ 104.22 (a)(d)	45,000	46,800
Boyd Gaming Corp., 6.88%, 5/15/23,
Callable 5/15/18 @ 105.16 (a)	115,000	123,481
Cablevision Systems Corp.,
5.88%, 9/15/22	100,000	102,875
Calpine Corp., 5.38%, 1/15/23,
Callable 10/15/18 @ 102.69 (a)	26,000	25,285
Calpine Corp., 5.75%, 1/15/25,
Callable 10/15/19 @ 102.88 (a)	69,000	65,507
Capital One Financial Corp., 5.55%
(US0003M + 380 bps), Callable
6/1/20 @ 100.00 (a)(b),(c)	120,000	125,850
Carmike Cinemas, Inc.,
6.00%, 6/15/23, Callable
6/15/18 @ 104.50 (a)(d)	110,000	116,600
Carrizo Oil & Gas, Inc.,
6.25%, 4/15/23, Callable
4/15/18 @ 104.69 (a)	75,000	76,313
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 12/7/17 @ 101.88 (a)	80,000	81,600
CCO Holdings LLC, 5.00%, 2/1/28,
Callable 8/1/22 @ 102.50 (a)(d)	134,000	132,995
CCO Holdings LLC, 5.13%, 5/1/23,
Callable 5/1/18 @ 103.84 (a)(d)	164,000	170,970
Cemex Finance LLC, Registered,
6.00%, 4/1/24, Callable
4/1/19 @ 103.00 (a)	200,000	211,500
Centene Corp., 4.75%, 5/15/22,
Callable 5/15/19 @ 102.38 (a)	14,000	14,665
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/20 @ 103.56 (a)	26,000	26,845
Centene Corp., 5.63%, 2/15/21,
Callable 2/15/18 @ 102.81 (a)	27,000	28,013
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59 (a)	73,000	78,475
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/18 @ 104.59 (a)	20,000	21,325
CenturyLink, Inc., 5.63%, 4/1/25,
Callable 1/1/25 @ 100.00 (a)	95,000	92,625
Change Healthcare Holdings LLC /
Change Healthcare Finance, Inc.,
5.75%, 3/1/25, Callable
3/1/20 @ 102.88 (a)(d)	23,000	23,518
Cheniere Energy Partners,
5.25%, 10/1/25, Callable
10/1/20 @ 102.63 (a)(d)	125,000	128,750
Citigroup, Inc., 5.80%
(US0003M + 409 bps),
Callable 11/15/19 @ 100.00 (a)(b),(c)	85,000	88,931
Citigroup, Inc., 5.87% (US0003M +
406 bps), Callable 3/27/20 @
100.00 (a)(b),(c)	70,000	73,283
Clear Channel Worldwide,
6.50%, 11/15/22, Callable
12/7/17 @ 103.25 (a)	159,000	164,168
Clearwater Paper Corp.,
5.38%, 2/1/25 (d)	202,000	203,010
Cliffs Natural Resources, Inc.,
5.75%, 3/1/25, Callable
3/1/20 @ 104.31 (a)(d)	149,000	144,902
Continental Resources, Inc.,
4.50%, 4/15/23, Callable
1/15/23 @ 100.00 (a)	30,000	30,375
DCP Midstream LLC, 4.75%,
9/30/21, Callable
6/30/21 @ 100.00 (a)(d)	110,000	113,300
DCP Midstream LLC,
8.13%, 8/16/30	120,000	141,600
Dell, Inc., 7.10%, 4/15/28	109,000	122,080
Diamond 1 Finance/Diamond 2, 5.88%,
6/15/21, Callable
6/15/18 @ 102.94 (a)(d)	19,000	19,898
Diamond 1 Finance/Diamond
2, 6.02%, 6/15/26, Callable
3/15/26 @ 100.00 (a)(d)	50,000	55,815
Diamond 1 Finance/Diamond
2, 7.13%, 6/15/24, Callable
6/15/19 @ 105.34 (a)(d)	25,000	27,593
Diamondback Energy, Inc.,
5.38%, 5/31/25, Callable
5/31/20 @ 104.03 (a)	39,000	40,511
DISH DBS Corp., 5.88%, 7/15/22	195,000	196,218
Eagle Holding Co. II LLC,
7.63%, 5/15/22, Callable
5/15/18 @ 102.00 (a)(d)	105,000	108,413
Eldorado Resorts, Inc., 6.00%, 4/1/25,
Callable 4/1/20 @ 104.50 (a)	76,000	80,180
Eldorado Resorts, Inc., 7.00%, 8/1/23,
Callable 8/1/18 @ 105.25 (a)	135,000	145,800
Energy Transfer Equity LP,
7.50%, 10/15/20	100,000	112,500
EnLink Midstream Partners LP,
6.00%, Callable
12/15/22 @ 100.00 (a)(b),(c)	163,000	164,408
EP Energy LLC/ Everest Acquisition
Finance, Inc., 9.38%, 5/1/20,
Callable 12/7/17 @ 102.34 (a)	55,000	46,183
Exela Intermediate LLC / Exela
Finance, Inc., 10.00%, 7/15/23,
Callable 7/15/20 @ 105.00 (a)(d)	95,000	90,963
First Data Corp., 7.00%, 12/1/23,
Callable 12/1/18 @ 103.50 (a)(d)	200,000	214,004
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/22 @ 100.00 (a)	44,000	43,395
Freeport-McMoRan, Inc.,
6.50%, 11/15/20, Callable
12/7/17 @ 101.88 (a)	17,000	17,319

See notes to financial statements.	HSBC FAMILY OF FUNDS 47

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)		Value ($)
United States – continued
Freeport-McMoRan, Inc.,
6.88%, 2/15/23, Callable
2/15/20 @ 103.44 (a)		18,000	19,690
Frontier Communications,
6.25%, 9/15/21, Callable
6/15/21 @ 100.00 (a)		59,000	48,675
Genesis Energy LP, 5.63%, 6/15/24,
Callable 6/15/19 @ 102.81 (a)		40,000	39,600
Genesis Energy LP, 5.75%, 2/15/21,
Callable 12/7/17 @ 102.88 (a)		115,000	116,771
Genesis Energy LP, 6.75%, 8/1/22,
Callable 8/1/18 @ 103.38 (a)		76,000	78,470
Golden Nugget, Inc., 6.75%, 10/15/24,
Callable 10/15/19 @ 103.38 (a)(d)		209,000	212,658
Golden Nugget, Inc., 8.75%, 10/1/25,
Callable 10/1/20 @ 104.38 (a)(d)		146,000	150,015
Goldman Sachs Group, Inc.,
5.00%, Callable
11/10/22 @ 100.00 (a),(b),(c)		85,000	84,830
Goldman Sachs Group, Inc.,
5.38% (US0003M + 392 bps),
Callable 5/10/20 @ 100.00 (a)(b),(c)		120,000	124,365
Gulfport Energy Corp.,
6.38%, 5/15/25, Callable
5/15/20 @ 104.78 (a)		77,000	78,155
Gulfport Enregy Corp.,
6.00%, 10/15/24, Callable
10/15/19 @ 104.50 (a)		196,000	195,999
Halcon Resources Corp.,
6.75%, 2/15/25, Callable
2/15/20 @ 105.06 (a)(d)		45,000	46,125
HCA Holdings, Inc., 6.50%, 2/15/20		70,000	75,425
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (a)(d)		69,000	74,693
Herc Rentals, Inc., 7.75%, 6/1/24,
Callable 6/1/19 @ 105.81 (a)(d)		48,000	52,680
Holly Energy Partners LP,
6.00%, 8/1/24, Callable
8/1/19 @ 104.50 (a)(d)		18,000	18,855
Infor, Inc., 5.75%, 8/15/20,
Callable 11/22/17 @ 102.88 (a)(d)		5,000	5,146
Infor, Inc., 6.50%, 5/15/22,
Callable 5/15/18 @ 103.25 (a)		125,000	130,600
Inventiv Group Holdings, Inc.,
7.50%, 10/1/24, Callable
10/1/19 @ 103.75 (a)(d)		79,000	87,098
j2 Cloud Services LLC / j2 Global
Co-Obligor, Inc., 6.00%, 7/15/25,
Callable 7/15/20 @ 104.50 (a)(d)		21,000	22,103
Jacobs Entertainment, Inc.,
7.88%, 2/1/24, Callable
2/1/20 @ 105.91 (a)(d)		138,000	149,040
JPMorgan Chase & Co., 5.30%
(US0003M + 380 bps), Callable
5/1/20 @ 100.00 (a)(b),(c)		60,000	63,084
JPMorgan Chase & Co., 6.00%
(US0003M + 330 bps), Callable
8/1/23 @ 100.00 (a)(b),(c)		85,000	93,713
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable
5/15/19 @ 104.41 (a)		42,000	45,203
Kindred Healthcare, Inc.,
6.38%, 4/15/22, Callable
12/7/17 @ 104.78 (a)		153,000	141,602
Level 3 Financing, Inc.,
5.13%, 5/1/23, Callable
5/1/18 @ 102.56 (a)		90,000	92,138
Level 3 Financing, Inc.,
5.38%, 5/1/25, Callable
5/1/20 @ 102.69 (a)		39,000	40,755
Level 3 Financing, Inc.,
5.38%, 1/15/24, Callable
1/15/19 @ 102.69 (a)		24,000	24,930
M/I Homes, Inc., 5.63%, 8/1/25,
Callable 8/1/20 @ 104.22 (a)		34,000	34,595
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78 (a)		91,000	98,848
MGM Growth / MGM Finance,
5.63%, 5/1/24, Callable
2/1/24 @ 100.00 (a)		38,000	41,040
MGM Resorts International,
4.63%, 9/1/26, Callable
6/1/26 @ 100.00 (a)		90,000	90,000
MGM Resorts International,
7.75%, 3/15/22		40,000	46,462
Molina Healthcare, Inc.,
5.38%, 11/15/22, Callable
8/15/22 @ 100.00 (a)		60,000	62,430
MPH Acquisition Holdings LLC,
7.13%, 6/1/24, Callable
6/1/19 @ 105.34 (a)(d)		66,000	71,033
Mpt Oper Partnersp/FINL,
5.00%, 10/15/27, Callable
10/15/22 @ 102.50 (a)		115,000	118,162
MPT Operating Partnership LP,
5.25%, 8/1/26, Callable
8/1/21 @ 102.63 (a)		20,000	20,824
Navient Corp., 7.25%, 1/25/22, MTN		50,000	54,250
Navient Corp., 8.00%, 3/25/20, MTN		67,000	73,868
Newell Brands, Inc., 3.75%, 10/1/21	EUR	100,000	130,803
NRG Energy, Inc., 7.25%, 5/15/26,
Callable 5/15/21 @ 103.63 (a)		65,000	70,444
Nustar Logistics LP, 5.63%, 4/28/27,
Callable 1/28/27 @ 100.00 (a)		50,000	52,750
Outfront Media Capital LLC,
5.25%, 2/15/22, Callable
12/7/17 @ 103.94 (a)		130,000	134,225
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (d)		27,000	30,510
PBF Holding Co. LLC, 7.00%,
11/15/23, Callable
11/15/18 @ 105.25 (a)		133,000	138,320
PBF Holding Co. LLC, 7.25%,
6/15/25, Callable 6/15/20 @
105.44 (a)(d)		90,000	93,038

48 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)		Value ($)
United States – continued
PBF Logistics LP, 6.88%, 5/15/23,
Callable 5/15/18 @ 105.16 (a)		130,000	134,550
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (a)(d)		11,000	11,646
Pilgrim’s Pride Corp., 5.88%, 9/30/27,
Callable 9/30/22 @ 102.94 (a)(d)		96,000	99,840
Plains All American Pipeline LP,
6.12% (US0003M ), Callable
11/15/22 @ 100.00 (a)(b),(c)		91,000	92,756
Plastipak Holdings, Inc.,
6.25%, 10/15/25, Callable
10/15/20 @ 103.13 (a)(d)		127,000	129,381
Platform Specialty Products Corp.,
10.38%, 5/1/21, Callable
5/1/18 @ 105.19 (a)(d)		35,000	37,975
Rayonier Am Prod, Inc.,
5.50%, 6/1/24, Callable
6/1/19 @ 102.75 (a)(d)		177,000	171,690
Rite Aid Corp., 6.13%, 4/1/23,
Callable 4/1/18 @ 104.59 (a)(d)		47,000	43,828
Rose Rock Midstream LP,
5.63%, 7/15/22, Callable
11/22/17 @ 104.22 (a)		140,000	137,900
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/19 @ 102.81 (a)		161,000	157,378
RSI Home Products, Inc.,
6.50%, 3/15/23, Callable
3/15/18 @ 104.88 (a)(d)		176,000	184,360
Sanchez Energy Corp.,
6.13%, 1/15/23, Callable
7/15/18 @ 103.06 (a)		257,000	214,594
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100.00 (a)	EUR	100,000	133,358
Select Medical Holdings Corp.,
6.38%, 6/1/21, Callable
12/7/17 @ 103.19 (a)		203,000	208,835
Semgroup Corp., 7.25%, 3/15/26,
Callable 3/15/21 @ 103.63 (a)(d)		28,000	28,700
Seminole Hard Rock Entertainment,
Inc., 5.88%, 5/15/21, Callable 12/7/17
@ 102.94 (a)(d)		187,000	189,805
Shea Homes LP/FNDG CP,
5.88%, 4/1/23, Callable
4/1/18 @ 104.41 (a)(d)		56,000	58,100
Sirius XM Radio, Inc., 5.00%, 8/1/27,
Callable 8/1/22 @ 102.50 (a)(d)		75,000	75,656
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/19 @ 103.00 (a)(d)		175,000	186,812
Sprint Capital Corp., 6.88%, 11/15/28		77,000	82,149
Sprint Communications, Inc.,
6.00%, 11/15/22		125,000	131,250
Sprint Corp., 7.88%, 9/15/23		380,000	424,650
Surgery Center Holdings, Inc.,
6.75%, 7/1/25, Callable
7/1/20 @ 103.38 (a)(d)		51,000	46,538
Surgery Center Holdings, Inc.,
8.88%, 4/15/21, Callable
4/15/18 @ 106.66 (a)(d)		95,000	97,138
Tallgrass Energy Partners/Finance,
5.50%, 9/15/24, Callable
9/15/19 @ 104.13 (a)(d)		93,000	96,139
Targa Resources Partners LP, 5.13%,
2/1/25, Callable 2/1/20 @ 103.84 (a)		188,000	193,639
Targa Resources Partners LP,
6.75%, 3/15/24, Callable
9/15/19 @ 103.38 (a)		77,000	82,968
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable
1/15/23 @ 100.00 (a)(d)		110,000	117,768
Tempo Acquisition Ll/Fi,
6.75%, 6/1/25, Callable
6/1/20 @ 103.38 (a)(d)		132,000	133,650
Tenet Healthcare Corp.,
5.13%, 5/1/25, Callable
5/1/20 @ 102.56 (a)(d)		16,000	15,580
Tenet Healthcare Corp.,
6.00%, 10/1/20		100,000	105,000
Tenet Healthcare Corp.,
8.13%, 4/1/22		245,000	245,305
Tennessee Merger Sub, Inc.,
6.38%, 2/1/25, Callable
2/1/20 @ 103.19 (a)(d)		106,000	97,520
The Chemours Co., 5.38%, 5/15/27,
Callable 2/15/27 @ 100.00 (a)		95,000	101,413
The Chemours Co., 6.63%, 5/15/23,
Callable 5/15/18 @ 104.97 (a)		75,000	79,500
T-Mobile US, Inc., 6.00%, 4/15/24,
Callable 4/15/19 @ 104.50 (a)		5,000	5,350
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25 (a)		150,000	160,125
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94 (a)		110,000	114,125
Tronox Ltd., 7.50%, 3/15/22,
Callable 3/15/18 @ 103.75 (a)(d)		120,000	125,850
TTM Technologies, Inc.,
5.63%, 10/1/25, Callable
10/1/20 @ 102.81 (a)(d)		90,000	91,800
United Rentals North America, Inc.,
4.63%, 10/15/25, Callable
10/15/20 @ 102.31 (a)		3,000	3,071
United Rentals North America, Inc.,
5.50%, 5/15/27, Callable
5/15/22 @ 102.75 (a)		54,000	57,780
Valeant Pharmaceuticals International,
6.38%, 10/15/20, Callable
12/7/17 @ 101.59 (a)(d)		164,000	162,975
Warrior Met Coal, Inc.,
8.00%, 11/1/24, Callable
11/1/20 @ 104.00 (a)(d)		104,000	106,553
WellCare Health Plans, Inc., 5.25%,
4/1/25, Callable 4/1/20 @ 103.94 (a)		98,000	103,145

See notes to financial statements.	HSBC FAMILY OF FUNDS 49

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
West Corp., 8.50%, 10/15/25, Callable
10/15/20 @ 104.25 (a)(d)	61,000	59,666
West Street Merger Sub, Inc., 6.38%,
9/1/25, Callable 9/1/20 @ 103.19 (a)(d)	94,000	95,292
WPX Energy, Inc., 6.00%, 1/15/22,
Callable 10/15/21 @ 100.00 (a)	43,000	44,774
WPX Energy, Inc., 7.50%, 8/1/20,
Callable 7/1/20 @ 100.00 (a)	100,000	108,500
Zayo Group LLC / Zayo Capital LLC,
5.75%, 1/15/27, Callable 1/15/22 @
102.88 (a)(d)	23,000	24,236
Zayo Group LLC/ Zayo Capital LLC,
6.00%, 4/1/23, Callable 4/1/18 @
104.50 (a)	125,000	131,406
		15,279,205
TOTAL CORPORATE BONDS
(COST $14,990,647)		15,436,117

Exchange Traded Fund – 1.1%

	Shares
iShares JPMorgan USD Emerging
Markets Bond ETF	2,783	323,524
TOTAL EXCHANGE TRADED FUND
(COST $316,453)		323,524

Investment Companies – 7.5%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.82% (e)	2,158,505	2,158,505
Northern Institutional U.S. Government
Select Portfolio, Institutional
Shares, 0.88% (e)	84,814	84,814
TOTAL INVESTMENT COMPANIES
(COST $2,243,319)		2,243,319
TOTAL INVESTMENTS
IN SECURITIES
(COST $28,569,088) – 98.8%		29,718,674
Other Assets (Liabilities) – 1.2%		370,745
NET ASSETS – 100%		$30,089,419
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.

bps — Basis Points
ETF — Exchange-Traded Fund
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUSA5 — Euro 5 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
EUSA12 — Euro 12 Year Swap Rate
LLC — Limited Liability Company
MTN — Medium Term Note
ULC — Unlimited Liability Co.
US0003M — 3 Month US Dollar LIBOR
USSW5 — USD 5 Year Swap Rate
USSW10 — USD 10 Year Swap Rate

50 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Oil, Gas & Consumable Fuels	15.9
Media	8.2
Investment Companies	7.5
Diversified Telecommunication Services	5.9
Health Care Providers & Services	5.4
Metals & Mining	5.0
Hotels, Restaurants & Leisure	5.0
Banks	4.4
Chemicals	3.8
Sovereign Bonds	3.6
Insurance	3.0
Electric Utilities	2.9
Wireless Telecommunication Services	2.7
Consumer Finance	2.7
Household Durables	2.3
Containers & Packaging	2.2
Trading Companies & Distributors	1.6
Capital Markets	1.5
Auto Components	1.4
Exchange Traded Fund	1.1
Paper & Forest Products	0.9
Construction Materials	0.8
Machinery	0.8
Technology Hardware, Storage & Peripherals	0.8
Pharmaceuticals	0.8
Life Sciences Tools & Services	0.7
Diversified Financial Services	0.7
IT Services	0.7
Automobiles	0.6
Food & Staples Retailing	0.5
Equity Real Estate Investment Trusts	0.5
Independent Power & Renewable Electricity Producers	0.5
Real Estate Management
& Development	0.5
Road & Rail	0.4
Professional Services	0.4
Software	0.4
Gas Utilities	0.4
Internet Software & Services	0.4
Multi-Utilities	0.4
Energy Equipment & Services	0.4
Electronic Equipment, Instruments & Components	0.3
Food Products	0.3
Commercial Services & Supplies	0.2
Household Products	0.1
Aerospace & Defense	0.1
Health Care Technology	0.1
Beverages	0.0
Total	98.8

See notes to financial statements.	HSBC FAMILY OF FUNDS 51

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2017, the Fund’s open credit default swap agreements were as follows:

Underlying Instrument	Receive Fixed Rate (%)	Payment Frequency	Implied Credit Spread at October 31, 2017 (%)(b)	Counterparty	Expiration Date	Notional Amount ($)(c)	Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX Emerging Markets
Index, Series 25	1.00	Quarterly	1.83	Bank of America	6/20/21	333,000	(8,499)	(23,417)	14,918
							(8,499)	(23,417)	14,918

Centrally Cleared Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2017, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Receive Fixed Rate (%)	Payment Frequency	Implied Credit Spread at October 31, 2017 (%)(b)	Expiration Date	Notional Amount ($)(c)		Value ($)	Upfront Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX N.A. High Yield Index, Series 25*	5.00	Daily	2.44	12/20/20	776,239	**	57,439	(9,315)	66,754
CDX N.A. High Yield Index, Series 29	5.00	Daily	3.11	12/20/22	200,000		16,760	15,222	1,538
							74,199	5,907	68,292

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.
*	As of October 31, 2017, The CDX N.A. High Yield Index, Series 25 included securities which had defaulted and represented 3% of the Index.
**	Reflects the notional amount after the default of securities.

52 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH YIELD BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Short Contracts

Description and amount of currency to be purchased		Description and amount of currency to be sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation) ($)
U.S. Dollar	4,614,955	European Euro	3,900,000	Morgan Stanley	11/2/17	72,624
U.S. Dollar	116,572	European Euro	100,000	Bank of America	12/4/17	(120)
U.S. Dollar	4,428,322	European Euro	3,800,000	UBS AG	12/4/17	(5,979)
						66,525

			Total unrealized appreciation			$72,624
			Total unrealized depreciation			(6,099)
			Total net unrealized appreciation/(depreciation)			$66,525

See notes to financial statements.	HSBC FAMILY OF FUNDS 53

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017

Foreign Bonds – 22.7%

	Principal
	Amount †		Value ($)
Belgium – 0.5%
AG Insurance SA-NV, 3.50%, 6/30/47,
Callable 6/30/27 @ 100 (a),(c)		100,000	127,098

France – 6.4%
AXA SA, Series E, 3.94%
(EUSA10 + 390 bps), Callable
11/7/24 @ 100 (a),(b)(c)		100,000	131,993
Banque Federative du Credit Mutuel
SA, Series E, 3.00%, 5/21/24		100,000	129,091
BNP Paribas, Series E, 2.87%
(EUSA5 + 165 bps), 3/20/26,
Callable 3/20/21 @ 100 (a)(c)		150,000	187,151
BPCE SA, 2.75% (EUSA5 + 183 bps),
7/8/26, Callable 7/8/21 @ 100 (a)(c)		200,000	248,894
Credit Agricole SA, 6.50%
(EUSA5 + 512 bps), Callable 6/23/21
@ 100 (a),(b)(c)		150,000	201,839
Crown European Holdings,
Registered, 4.00%, 7/15/22,
Callable 4/15/22 @ 100 (a)		100,000	130,831
Electricite de France SA, Series E,
5.38% (EUSA12 + 379 bps),
Callable 1/29/25 @ 100 (a),(b)(c)		100,000	134,816
GDF SUEZ, Series N10, 3.88%
(EUSA10 + 290 bps),
Callable 6/2/24 @ 100 (a),(b)(c)		100,000	131,608
GDF SUEZ, 4.75%
(EUSA8 + 342 bps), Callable
7/10/21 @ 100 (a),(b)(c)		100,000	132,740
Novalis SAS, Registered,
3.00%, 4/30/22, Callable
4/30/18 @ 101.5 (a)		100,000	119,469
Orange SA, 4.25% (EUSA5 + 308 bps),
Callable 2/7/20 @ 100 (a),(b)(c)		100,000	125,496
Societe Generale, 2.50%
(EUSA5 + 183 bps), 9/16/26,
Callable 9/16/21 @ 100 (a)(c)		100,000	123,867
			1,797,795
Germany – 6.0%
Bayer AG, Series E, 3.00%
(EUSA5 + 218 bps), 7/1/75,
Callable 7/1/20 @ 100 (a)(c)		150,000	183,877
Bertelsmann SE & Co. KGaA, 3.00%
(EUSA5 + 264 bps), 4/23/75,
Callable 4/23/23 @ 100 (a)(c)		100,000	123,296
BMW Finance NV,
Series E, 1.00%, 2/15/22		150,000	181,977
Commerzbank AG,
Series E, 7.75%, 3/16/21		100,000	142,916
HeidelbergCement AG,
8.50%, 10/31/19		150,000	204,715
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(c)		200,000	308,944
Unitymedia GmbH,
Registered, 6.25%, 1/15/29,
Callable 1/15/21 @ 103.13 (a)		150,000	198,945
Volkswagen AG, 5.13%
(EUSA10 + 335 bps), Callable
9/4/23 @ 100 (a),(b)(c)		175,000	237,956
ZF North America Capital, Inc.,
2.25%, 4/26/19	EUR	100,000	120,162
			1,702,788
Hong Kong – 0.6%
CK Hutchison Holdings, 3.75%
(EUSA5 + 294 bps), Callable
5/10/18 @ 100 (a),(b)(c)	EUR	150,000	177,567
Ireland – 0.4%
Bank of Ireland, Series E, 4.25%
(EUSA5 + 355 bps), 6/11/24,
Callable 6/11/19 @ 100 (a)(c)		100,000	122,876
Italy – 3.6%
Enel SpA, 5.00%
(EUSA5 + 365 bps), 1/15/75,
Callable 1/15/20 @ 100 (a)(c)		100,000	126,952
Eni SpA, Series E, 0.75%, 5/17/22		150,000	179,114
EXOR SpA, 2.50%, 10/8/24		100,000	127,059
Intesa Sanpaolo SPA, Series E,
6.63%, 9/13/23		150,000	220,924
Snam SpA, 1.25%, 1/25/25		200,000	240,165
Wind Tre SpA, 3.13%, 1/20/25,
Callable 11/3/20 @ 101.56 (a)(d)		100,000	116,824
			1,011,038
Netherlands – 2.8%
Aegon NV, Series E, 4.00%
(EUR003M + 335 bps), 4/25/44,
Callable 4/25/24 @ 100 (a)(c)		100,000	130,729
Alliander NV, 3.25%
(EUSA5 + 230 bps), Callable
11/27/18 @ 100 (a),(b)(c)		100,000	120,136
Fresenius SE & Co. KGaA,
Registered, 3.00%, 2/1/21		100,000	126,976
Rabobank Nederland,
Registered, 6.88%, 3/19/20		200,000	269,919
Wolters Kluwer NV, 2.50%, 5/13/24,
Callable 2/13/24 @ 100 (a)		100,000	129,353
			777,113
Spain – 0.9%
Santander Issuances, Series E,
2.50%, 3/18/25		100,000	122,957
Telefonica SA, 7.62%
(EUSA8 + 559 bps), Callable
9/18/21 @ 100 (a),(b)(c)		100,000	142,092
			265,049
Switzerland – 0.4%
Credit Suisse Group Funding Ltd.,
Series E, 1.25%, 4/14/22		100,000	120,397

54 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Foreign Bonds, continued

	Principal
	Amount ($)	Value ($)
United Kingdom – 1.1%
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18	150,000	178,549
FCE Bank PLC, Series E,
1.11%, 5/13/20	EUR 100,000	119,755
		298,304
TOTAL FOREIGN BONDS
(COST $5,749,958)		6,400,025

Yankee Dollars – 32.1%

Argentina – 1.7%
Provincia de Buenos Aires,
6.50%, 2/15/23 (d)	34,000	36,026
Provincia de Buenos Aires, Registered,
6.50%, 2/15/23	34,000	36,026
Republic of Argentina,
5.63%, 1/26/22	250,000	262,500
Republic of Argentina,
6.88%, 1/26/27	97,000	105,779
Republic of Argentina,
7.13%, 6/28/17 (d)	24,000	24,624
YPF Sociedad Anonima, Registered,
8.50%, 3/23/21	22,000	24,911
		489,866
Australia – 0.4%
FMG Resources August 2006 Pty Ltd.,
4.75%, 5/15/22,
Callable 2/15/22 @ 100 (a)(d)	10,000	10,213
Macquarie Bank Ltd., 2.54%
(US0003M + 118 bps),
1/15/19 (c)(d)	60,000	60,636
Westpac Banking Corp., 5.00%,
Callable 9/21/27 @ 100 (a),(b),(c),	35,000	35,165
		106,014
Bahamas – 0.1%
Silversea Cruise Finance,
7.25%, 2/1/25,
Callable 2/1/20 @ 105.44 (a)(d)	38,000	40,755
Bermuda – 0.4%
Aircastle Ltd., 5.50%, 2/15/22	100,000	107,500
Brazil – 2.4%
Banco Do Brasil (Cayman), Registered,
6.00%, 1/22/20	100,000	106,500
Centrais Eletricas Brasileiras SA,
Registered, 6.88%, 7/30/19	100,000	106,130
Federal Republic of Brazil,
5.63%, 1/7/41	100,000	101,350
Petrobras Brasileiro SA,
5.75%, 1/20/20	195,000	204,660
Petrobras Global Finance,
6.13%, 1/17/22	53,000	57,293
Petrobras Global Finance BV,
6.75%, 1/27/41	28,000	28,210
Vale Overseas Ltd., 6.88%, 11/21/36	52,000	62,296
		666,439
Canada – 1.8%
Bank of Nova Scotia, 4.65%
(US0003M), Callable 10/12/22 @
100 (a),(b)(c)	20,000	20,100
Cascades, Inc., 5.50%, 7/15/22,
Callable 12/7/17 @ 104.13 (a)(d)	15,000	15,450
CCL Industries, Inc., 3.25%, 10/1/26,
Callable 7/1/26 @ 100 (a)(d)	30,000	28,701
Enbridge, Inc., 5.50% (US0003M +
342 bps), 7/15/77, Callable
7/15/27 @ 100 (a)(c)	55,000	56,650
Hudbay Minerals, Inc., 7.25%, 1/15/23,
Callable 7/15/19 @ 103.63 (a)(d)	1,000	1,078
Hudbay Minerals, Inc., 7.63%, 1/15/25,
Callable 1/15/20 @ 105.72 (a)(d)	53,000	58,432
Iamgold Corp., 7.00%, 4/15/25,
Callable 4/15/20 @ 105.25 (a)(d)	10,000	10,500
Kinross Gold Corp., 4.50%, 7/15/27,
Callable 4/15/27 @ 100 (a)(d)	40,000	40,500
Lundin Mining Corp., 7.50%, 11/1/20,
Callable 11/20/17 @ 103.75 (a)(d)	25,000	26,003
Mattamy Group Corp., 6.88%,
12/15/23, Callable 12/15/19 @
103.44 (a)(d)	18,000	18,900
Mattamy Group Corp.,
6.50%, 10/1/25, Callable
10/1/20 @ 104.88 (a)(d)	6,000	6,255
New Gold, Inc., 6.38%, 5/15/25,
Callable 5/15/20 @ 104.78 (a)(d)	18,000	19,125
Northwest Acquisitions ULC,
7.13%, 11/1/22, Callable
11/1/19 @ 103.56 (a)(d)	58,000	60,319
Nova Chemicals Corp., 5.25%, 8/1/23,
Callable 8/1/18 @ 102.63 (a)(d)	22,000	22,687
Nova Chemicals Corp., 4.88%, 6/1/24,
Callable 3/3/24 @ 100 (a)(d)	10,000	10,188
Nova Chemicals Corp., 5.00%, 5/1/25,
Callable 1/31/25 @ 100 (a)(d)	17,000	17,213
Nova Chemicals Corp., 5.25%, 6/1/27,
Callable 3/3/27 @ 100 (a)(d)	65,000	66,137
Transcanada Trust, 5.30%
(US0003M + 321 bps), 3/15/77,
Callable 3/15/27 @ 100 (a)(c)	15,000	15,603
Valeant Pharmaceuticals International,
Inc., 5.50%, 11/1/25, Callable
11/1/20 @ 102.75 (a)(d)	2,000	2,043
		495,884
Chile – 0.1%
Codelco, Inc., 5.63%, 9/21/35 (d)	35,000	41,294
China – 3.0%
China Overseas Finance KY II,
5.50%, 11/10/20	200,000	216,443
CNOOC Finance (2013) Ltd.,
3.00%, 5/9/23	200,000	200,952
ICBCIL Finance Co. Ltd.,
2.60%, 11/13/18 (d)	200,000	200,508
Sinopec Group Overseas Development
(2012) Ltd., Registered,
3.90%, 5/17/22	200,000	209,514
		827,417

See notes to financial statements.	HSBC FAMILY OF FUNDS 55

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Colombia – 0.9%
Bancolombia SA, 5.13%, 9/11/22	20,000	21,032
Republic of Colombia, 4.38%, 7/12/21	200,000	212,000
Republic of Colombia, 8.13%, 5/21/24	25,000	31,688
		264,720
Cote D’Ivoire – 0.3%
Ivory Coast Government Bond,
Registered, 5.75%, 12/31/32,
Callable 12/31/17 @ 100 (a)(e)	96,500	95,141
Croatia – 0.4%
Republic of Croatia, Registered,
6.75%, 11/5/19	100,000	107,860
Dominican Republic – 0.8%
Dominican Republic, Registered,
7.50%, 5/6/21	200,000	221,250
El Salvador – 0.0%
Republic of El Salvador, Registered,
7.65%, 6/15/35	10,000	10,425
Germany – 0.2%
Deutsche Bank AG/New York NY,
2.70%, 7/13/20	55,000	55,182
Guatemala – 0.1%
Central American Bottling Corp.,
5.75%, 1/31/27, Callable 1/31/22 @
102.88 (a)(d)	19,000	20,061
Hong Kong – 0.7%
CK Hutchison Capital Securities 17
Ltd., 4.00% (H15T5Y + 207 bps),
Callable 5/12/22 @ 100 (a),(b)(c)(d)	200,000	203,516
Hungary – 0.5%
Republic of Hungary, 6.25%, 1/29/20	20,000	21,674
Republic of Hungary, 6.38%, 3/29/21	100,000	111,875
		133,549
India – 1.4%
Export-Import BK India, Series E,
2.75%, 8/12/20	200,000	201,079
State Bank India,
Registered, 3.62%, 4/17/19	200,000	203,249
		404,328
Indonesia – 1.6%
Republic of Indonesia,
5.88%, 3/13/20	100,000	108,359
Republic of Indonesia, Registered,
3.38%, 4/15/23	200,000	203,189
Republic of Indonesia, Registered,
7.75%, 1/17/38	100,000	142,836
		454,384
Ireland – 0.1%
Park Aerospace Holdings, 5.25%,
8/15/22 (d)	4,000	4,160
Park Aerospace Holdings,
4.50%, 3/15/23, Callable
2/15/23 @ 100 (a)(d)	11,000	11,014
		15,174
Israel – 0.2%
Teva Pharmaceuticals NE,
2.20%, 7/21/21	20,000	18,809
Teva Pharmaceuticals NE,
2.80%, 7/21/23	10,000	9,199
Teva Pharmaceuticals NE,
3.15%, 10/1/26	34,000	30,128
		58,136
Kazakstan – 0.4%
Kazmunaygas National Co.,
7.00%, 5/5/20	100,000	109,067
Lebanon – 0.1%
Lebanon Government International
Bond, Series G, 7.05%, 11/2/35	33,000	31,190
Republic of Lebanon, Series G, 5.45%,
11/28/19	11,000	11,013
		42,203
Luxembourg – 0.2%
Actavis Funding SCS, 4.75%, 3/15/45,
Callable 9/15/44 @ 100 (a)	34,000	35,896
Dana Financing Luxembourg Sarl,
5.75%, 4/15/25, Callable 4/15/20 @
104.31 (a)(d)	8,000	8,480
Trinseo Materials Operating SCA /
Trinseo Materials Finance, Inc.,
5.38%, 9/1/25, Callable 9/1/20 @
102.69 (a)(d)	12,000	12,630
		57,006
Malaysia – 0.4%
Petronas Capital, Ltd.,
Registered, 7.88%, 5/22/22	100,000	122,268
Mexico – 3.5%
BBVA Bancomer SA Institucion de
Banca, Registered, 6.50%, 3/10/21	150,000	164,250
Cemex SAB de CV, 6.13%, 5/5/25,
Callable 5/5/20 @ 103.06 (a)	200,000	213,300
Petroleos Mexicanos,
6.38%, 2/4/21	80,000	86,992
Petroleos Mexicanos,
4.88%, 1/24/22	150,000	155,986
Petroleos Mexicanos,
5.38%, 3/13/22 (d)	10,000	10,609
Petroleos Mexicanos,
6.50%, 3/13/27 (d)	10,000	10,914
Petroleos Mexicanos,
6.50%, 3/13/27 (d)	17,000	18,554
Petroleos Mexicanos,
6.75%, 9/21/47 (d)	10,000	10,307
United Mexican States,
4.00%, 10/2/23	246,000	257,685
United Mexican States,
Series M, 4.75%, 3/8/44	30,000	29,981
		958,578
56 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Yankee Dollars, continued

	Principal
	Amount ($)	Value ($)
Netherlands – 1.1%
AerCap Ireland Capital Ltd., 3.95%,
2/1/22, Callable 1/1/22 @ 100 (a)	150,000	156,389
LyondellBasell Industries NV, 4.63%,
2/26/55, Callable 8/26/54 @ 100 (a)	100,000	102,307
Mylan NV, 3.00%, 12/15/18	35,000	35,323
Sensata Technologies BV,
5.63%, 11/1/24 (d)	25,000	27,750
		321,769
Nigeria – 0.1%
Nigeria Government International
Bond, 5.63%, 6/27/22	35,000	35,831
Panama – 0.1%
Republic of Panama, 6.70%, 1/26/36	30,000	39,600
Peru – 0.5%
Republic of Peru, 7.35%, 7/21/25	100,000	130,800
Philippines – 0.1%
Republic of Philippines,
9.50%, 2/2/30	22,000	34,886
Poland – 0.3%
Republic of Poland, 5.13%, 4/21/21	70,000	76,424
Qatar – 0.1%
Qatar Government Bond, Registered,
9.75%, 6/15/30	25,000	39,000
Republic of Serbia – 0.1%
Republic of Serbia, 6.75%, 11/1/24,
Callable 5/1/18 @ 100 (a)	17,031	17,329
Romania – 0.3%
Romania Government Bond,
Registered, 6.75%, 2/7/22	40,000	46,139
Romania Government Bond,
Registered, 6.13%, 1/22/44	30,000	38,052
		84,191
Russian Federation – 0.8%
Gazprom OAO, Registered,
7.29%, 8/16/37	100,000	121,282
LUKOIL International Finance BV,
Registered, 6.66%, 6/7/22	100,000	112,733
		234,015
Saudi Arabia – 0.7%
Saudi International Bond,
2.38%, 10/26/21 (d)	200,000	196,608
South Africa – 0.4%
Republic of South Africa,
4.67%, 1/17/24	100,000	101,319
Spain – 0.7%
Banco Santander SA,
3.80%, 2/23/28	200,000	199,694
Sri Lanka – 0.4%
Republic of Sri Lanka, Registered,
6.25%, 10/4/20	100,000	106,765
Switzerland – 0.4%
Glencore Finance Canada Ltd.,
6.00%, 11/15/41 (d)	100,000	116,660
Turkey – 1.2%
Republic of Turkey, 7.00%, 3/11/19	100,000	105,300
Republic of Turkey, 6.88%, 3/17/36	213,000	234,581
		339,881
United Kingdom – 2.4%
Barclays, 4.38%, 1/12/26	200,000	209,562
IHS Markit Ltd., 5.00%, 11/1/22,
Callable 8/1/22 @ 100 (a)(d)	35,000	37,625
Lloyds Banking Group PLC,
4.65%, 3/24/26	200,000	212,306
Santander UK Group Holdings PLC,
4.75%, 9/15/25 (d)	200,000	209,398
		668,891
Uruguay – 0.3%
Republica Orient Uruguay,
4.38%, 10/27/27	66,000	71,346
Venezuela – 0.3%
Petroleos de Venezuela SA,
Registered, 12.75%, 2/17/22	30,000	13,575
Petroleos de Venezuela SA,
Registered, 6.00%, 11/15/26	182,000	50,505
Republic of Venezuela,
7.75%, 10/13/19	25,000	11,750
Republic of Venezuela, 11.95%, 8/5/31	30,000	12,075
		87,905
Zambia – 0.1%
First Quantum Minerals Ltd.,
7.00%, 2/15/21, Callable
2/15/18 @ 103.5 (a)(d)	25,000	25,938
TOTAL YANKEE DOLLARS
(COST $8,758,060)		9,036,869

Corporate Bonds – 37.6%

Peru – 0.4%
Southern Copper Corp.,
6.75%, 4/16/40	80,000	100,092
United States – 37.2%
AbbVie, Inc., 4.45%, 5/14/46,
Callable 11/14/45 @ 100.00 (a)	30,000	31,535
AbbVie, Inc., 4.70%, 5/14/45,
Callable 11/14/44 @ 100.00 (a)	25,000	27,103
Alcoa, Inc., 5.90%, 2/1/27	20,000	22,311
Ally Financial, Inc., 3.25%, 11/5/18	85,000	85,642
Ally Financial, Inc., 4.13%, 3/30/20	175,000	180,687
Ally Financial, Inc., 5.75%, 11/20/25,
Callable 10/20/25 @ 100.00 (a)	13,000	14,365
AMC Entertainment, Inc.,
5.75%, 6/15/25, Callable
6/15/20 @ 102.88 (a)	25,000	24,313

See notes to financial statements.	HSBC FAMILY OF FUNDS 57

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
American Axle & Manufacturing, Inc.,
6.25%, 4/1/25, Callable
4/1/20 @ 104.69 (a)(d)	14,000	14,350
American Axle & Manufacturing, Inc.,
6.50%, 4/1/27, Callable
4/1/22 @ 103.25 (a)(d)	14,000	14,298
American Express Co., 5.20%
(US0003M + 343 bps), Callable
11/15/19 @ 100.00 (a),(b)(c)	48,000	49,680
American Express Credit Corp., 2.09%
(US0003M + 78 bps), 11/5/18,
Callable 10/15/18 @ 100.00 (a)(c)	50,000	50,325
American Tower Corp., 4.40%,
2/15/26, Callable
11/15/25 @ 100.00 (a)	35,000	37,090
Amgen, Inc., 1.63% (US0003M + 32
bps), 5/10/19 (c)	25,000	25,084
Amgen, Inc., 4.40%, 5/1/45,
Callable 11/1/44 @ 100.00 (a)	100,000	105,268
AMN Healthcare, Inc., 5.13%, 10/1/24,
Callable 10/1/19 @ 103.84 (a)(d)	40,000	41,300
Anheuser-Busch InBev Finance,
4.70%, 2/1/36, Callable
8/1/35 @ 100.00 (a)	35,000	38,484
Antero Resources Corp., 5.00%, 3/1/25,
Callable 3/1/20 @ 103.75 (a)	65,000	65,975
AT&T, Inc., 4.80%, 6/15/44,
Callable 12/15/43 @ 100.00 (a)	25,000	23,964
AT&T, Inc., 4.90%, 8/14/37,
Callable 2/14/37 @ 100.00 (a)	30,000	29,985
AT&T, Inc., 5.25%, 3/1/37,
Callable 9/1/36 @ 100.00 (a)	35,000	36,614
AT&T, Inc., 5.65%, 2/15/47,
Callable 8/15/46 @ 100.00 (a)	75,000	80,267
Avantor, Inc., 6.00%, 10/1/24,
Callable 10/1/20 @ 104.50 (a)(d)	6,000	6,120
Bank of America Corp., 1.97%
(US0003M + 65 bps), 10/1/21,
Callable 10/1/20 @ 100.00 (a)(c)	65,000	65,159
Bank of America Corp., 2.82%
(US0003M + 93 bps), 7/21/23,
Callable 7/21/22 @ 100.00 (a)(c)	90,000	89,890
Bank of America Corp., 3.82%
(US0003M + 158 bps),
1/20/28, MTN, Callable
1/20/27 @ 100.00 (a)(c)	75,000	77,218
Bank of America Corp., 4.18%,
11/25/27, Callable
11/25/26 @ 100.00 (a)	85,000	88,628
Bank of America Corp., 4.24%
(US0003M + 181 bps), 4/24/38,
Callable 4/24/37 @ 100.00 (a)(c)	30,000	31,806
Bank of America Corp., 4.45%, 3/3/26	40,000	42,546
Bank of America Corp., 8.12%
(US0003M + 364 bps), Callable
5/15/18 @ 100.00 (a),(b)(c)	75,000	77,370
Biogen, Inc., 5.20%, 9/15/45,
Callable 3/15/45 @ 100.00 (a)	40,000	45,939
Blue Cube Spinco, Inc., 9.75%,
10/15/23, Callable
10/15/20 @ 102.44 (a)	12,000	14,370
Blue Cube Spinco, Inc., 10.00%,
10/15/25, Callable
10/15/20 @ 105.00 (a)	25,000	30,438
Blue Racer Midstream LLC,
6.13%, 11/15/22, Callable
12/7/17 @ 104.59 (a)(d)	14,000	14,595
BMW US Capital LLC, 1.73%
(US0003M + 38 bps), 4/6/20 (c)(d)	25,000	25,121
Boise Cascade Co., 5.63%, 9/1/24,
Callable 9/1/19 @ 104.22 (a)(d)	13,000	13,520
Building Materials Corp.,
6.00%, 10/15/25, Callable
10/15/20 @ 103.00 (a)(d)	45,000	48,656
Capital One Financial Corp., 2.07%
(US0003M + 76 bps), 5/12/20,
Callable 4/12/20 @ 100.00 (a)(c)	25,000	25,204
Capital One Financial Corp., 3.05%,
3/9/22, Callable 2/9/22 @ 100.00 (a)	35,000	35,492
Capital One Financial Corp.,
3.30%, 10/30/24, Callable
9/30/24 @ 100.00 (a)	40,000	40,006
Capital One Financial Corp.,
3.75%, 7/28/26, Callable
6/28/26 @ 100.00 (a)	65,000	64,633
Capital One Financial Corp., 3.75%,
3/9/27, Callable 2/9/27 @ 100.00 (a)	10,000	10,105
Capital One Financial Corp.,
4.20%, 10/29/25, Callable
9/29/25 @ 100.00 (a)	35,000	36,085
Capital One Financial Corp., 5.55%
(US0003M + 380 bps), Callable
6/1/20 @ 100.00 (a),(b)(c)	50,000	52,438
Care Capital Properties, Inc.,
5.13%, 8/15/26, Callable
5/15/26 @ 100.00 (a)	45,000	46,041
Carrizo Oil & Gas, Inc., 7.50%, 9/15/20,
Callable 12/7/17 @ 101.88 (a)	20,000	20,400
CCO Holdings LLC, 5.00%, 2/1/28,
Callable 8/1/22 @ 102.50 (a)(d)	53,000	52,603
CCO Holdings LLC, 5.75%, 2/15/26,
Callable 2/15/21 @ 102.88 (a)(d)	35,000	36,587
CCO Holdings LLC, 5.88%, 4/1/24,
Callable 4/1/19 @ 104.41 (a)(d)	55,000	58,575
CDW LLC/CDW Finance, 5.00%,
9/1/25, Callable 3/1/20 @ 103.75 (a)	12,000	12,555
Celgene Corp., 5.00%, 8/15/45,
Callable 2/15/45 @ 100.00 (a)	45,000	49,486
Centene Corp., 4.75%, 1/15/25,
Callable 1/15/20 @ 103.56 (a)	7,000	7,228
Centene Corp., 5.63%, 2/15/21,
Callable 2/15/18 @ 102.81 (a)	8,000	8,300
Centene Corp., 6.13%, 2/15/24,
Callable 2/15/19 @ 104.59 (a)	29,000	31,175
Central Garden & Pet Co.,
6.13%, 11/15/23, Callable
11/15/18 @ 104.59 (a)	31,000	33,054
CenturyLink, Inc., 7.50%, 4/1/24,
Callable 1/1/24 @ 100.00 (a)	50,000	53,125
CF Industries, Inc., 4.50%, 12/1/26 (d)	30,000	31,581

58 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Change Healthcare Holdings LLC /
Change Healthcare Finance, Inc.,
5.75%, 3/1/25, Callable
3/1/20 @ 102.88 (a)(d)	6,000	6,135
Cheniere Corp. Christi Holding LLC,
5.88%, 3/31/25, Callable
10/2/24 @ 100.00 (a)	5,000	5,413
Cheniere Energy Partners,
5.25%, 10/1/25, Callable
10/1/20 @ 102.63 (a)(d)	30,000	30,900
Citigroup, Inc., 2.26%
(US0003M + 88 bps), 7/30/18 (c)	100,000	100,510
Citigroup, Inc., 2.41%
(US0003M + 110 bps), 5/17/24,
Callable 5/17/23 @ 100.00 (a)(c)	45,000	45,428
Citigroup, Inc., 2.75%, 4/25/22,
Callable 3/25/22 @ 100.00 (a)	100,000	100,298
Citigroup, Inc., 3.52% (US0003M),
10/27/28, Callable
10/27/27 @ 100.00 (a)(c)	110,000	109,801
Citigroup, Inc., 3.67% (US0003M +
139 bps), 7/24/28, Callable
7/24/27 @ 100.00 (a)(c)	50,000	50,608
Citigroup, Inc., 4.13%, 7/25/28	60,000	61,813
Citigroup, Inc., 4.60%, 3/9/26	40,000	42,631
Citigroup, Inc., 5.80%
(US0003M + 409 bps), Callable
11/15/19 @ 100.00 (a),(b)(c)	50,000	52,313
Clearwater Paper Corp.,
5.38%, 2/1/25 (d)	59,000	59,295
Cliffs Natural Resources, Inc.,
5.75%, 3/1/25, Callable
3/1/20 @ 104.31 (a)(d)	40,000	38,900
Columbia Pipeline Group, 4.50%,
6/1/25, Callable 3/1/25 @ 100.00 (a)	100,000	107,612
Concho Resources, Inc., 4.88%, 10/1/47,
Callable 4/1/47 @ 100.00 (a)	10,000	10,631
Continental Resources, 4.90%, 6/1/44,
Callable 12/1/43 @ 100.00 (a)	100,000	93,125
Continental Resources,
5.00%, 9/15/22, Callable
12/7/17 @ 102.50 (a)	20,000	20,225
Crown Castle International Corp.,
3.65%, 9/1/27, Callable
6/1/27 @ 100.00 (a)	15,000	14,968
Cyrusone LP/Cyrusone Finance,
5.00%, 3/15/24, Callable
3/15/20 @ 102.50 (a)(d)	20,000	20,975
Cyrusone LP/Cyrusone Finance,
5.38%, 3/15/27, Callable
3/15/22 @ 102.69 (a)(d)	20,000	21,375
DaVita Healthcare Partners, Inc.,
5.00%, 5/1/25, Callable
5/1/20 @ 102.50 (a)	20,000	19,700
DCP Midstream LLC, 8.13%, 8/16/30	55,000	64,900
Dell, Inc., 7.10%, 4/15/28	28,000	31,360
Devon Energy Corp., 5.00%, 6/15/45,
Callable 12/15/44 @ 100.00 (a)	98,000	103,602
Diamond 1 Finance/Diamond 2,
5.88%, 6/15/21, Callable
6/15/18 @ 102.94 (a)(d)	6,000	6,284
Diamond 1 Finance/Diamond 2,
6.02%, 6/15/26, Callable
3/15/26 @ 100.00 (a)(d)	25,000	27,907
Diamond 1 Finance/Diamond 2,
7.13%, 6/15/24, Callable
6/15/19 @ 105.34 (a)(d)	8,000	8,830
Diamondback Energy, Inc., 4.75%,
11/1/24, Callable 11/1/19 @ 103.56 (a)	12,000	12,210
Diamondback Energy, Inc.,
5.38%, 5/31/25, Callable
5/31/20 @ 104.03 (a)	27,000	28,046
Discover Financial Services,
3.95%, 11/6/24, Callable
8/6/24 @ 100.00 (a)	100,000	103,064
Discovery Communications, 2.04%
(US0003M + 71 bps), 9/20/19 (c)	20,000	20,126
Discovery Communications, Inc.,
1.90%, 3/19/27, Callable
12/19/26 @ 100.00 (a)	EUR 100,000	116,543
DISH DBS Corp., 5.88%, 7/15/22	75,000	75,469
Dominion Resources, Inc.,
2.96%, 7/1/19 (e)	30,000	30,399
Eagle Materials, Inc., 4.50%, 8/1/26,
Callable 8/1/21 @ 102.25 (a)	68,000	70,889
eBay, Inc., 2.50%, 3/9/18	40,000	40,122
Energy Transfer Equity LP,
5.88%, 1/15/24, Callable
10/15/23 @ 100.00 (a)	25,000	27,125
Energy Transfer Partners LP,
3.60%, 2/1/23, Callable
11/1/22 @ 100.00 (a)	100,000	101,920
Energy Transfer Partners LP,
5.30%, 4/15/47, Callable
10/15/46 @ 100.00 (a)	25,000	24,750
EnLink Midstream Partners LP,
4.85%, 7/15/26, Callable
4/15/26 @ 100.00 (a)	25,000	26,332
EnLink Midstream Partners LP,
5.45%, 6/1/47, Callable
12/1/46 @ 100.00 (a)	80,000	82,972
EnLink Midstream Partners LP,
6.00%, Callable
12/15/22 @ 100.00 (a),(b)(c)	51,000	51,441
Enterprise Products Operating LLC,
5.25% (US0003M + 303 bps),
8/16/77, Callable
8/16/27 @ 100.00 (a)(c)	35,000	35,963
Enterprise Products Operating LLC,
7.03% (US0003M + 268 bps),
1/15/68, Callable
1/15/18 @ 100.00 (a)(c)	100,000	100,000
EPR Properties, 4.50%, 6/1/27,
Callable 3/1/27 @ 100.00 (a)	35,000	35,588
EPR Properties, 4.75%, 12/15/26,
Callable 9/15/26 @ 100.00 (a)	90,000	93,788
EQT Midstream Partners LP, 4.13%,
12/1/26, Callable 9/1/26 @ 100.00 (a)	25,000	25,075
Equinix, Inc., 5.88%, 1/15/26,
Callable 1/15/21 @ 102.94 (a)	50,000	54,188
Equities Corp., 2.50%, 10/1/20,
Callable 9/1/20 @ 100.00 (a)	20,000	19,987

See notes to financial statements.	HSBC FAMILY OF FUNDS 59

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
ESH Hospitality, Inc., 5.25%, 5/1/25,
Callable 5/1/20 @ 102.63 (a)(d)	30,000	31,012
Exelon Generation Co. LLC,
3.40%, 3/15/22, Callable
2/15/22 @ 100.00 (a)	35,000	36,027
Fifth Third Bancorp, 4.90%
(US0003M + 313 bps), Callable
9/30/19 @ 100.00 (a),(b)(c)	50,000	50,750
First Data Corp., 5.00%, 1/15/24,
Callable 1/15/19 @ 102.50 (a)(d)	17,000	17,659
First Horizon National Corp.,
3.50%, 12/15/20, Callable
11/15/20 @ 100.00 (a)	50,000	51,412
Ford Motor Co., 4.35%, 12/8/26,
Callable 9/8/26 @ 100.00 (a)	70,000	72,939
Ford Motor Credit Co. LLC,
2.24%, 6/15/18	200,000	200,501
Freeport-McMoRan, Inc.,
2.30%, 11/14/17	100,000	99,999
Freeport-McMoRan, Inc.,
3.88%, 3/15/23, Callable
12/15/22 @ 100.00 (a)	12,000	11,835
Freeport-McMoRan, Inc.,
6.50%, 11/15/20, Callable
12/7/17 @ 101.88 (a)	30,000	30,563
Freeport-McMoRan, Inc.,
6.88%, 2/15/23, Callable
2/15/20 @ 103.44 (a)	5,000	5,469
Fresenius Medical Care AG & Co.
KGaA, 5.88%, 1/31/22 (d)	50,000	55,829
General Motors Financial Co., Inc.,
3.10%, 1/15/19	40,000	40,494
Genesis Energy LP, 5.75%,
2/15/21, Callable
12/7/17 @ 102.88 (a)	25,000	25,385
Genesis Energy LP, 6.75%,
8/1/22, Callable 8/1/18 @ 103.38 (a)	23,000	23,748
Goldman Sachs Group, Inc., 2.90%
(US0003M + 99 bps), 7/24/23,
Callable 7/24/22 @ 100.00 (a)(c)	25,000	24,886
Goldman Sachs Group, Inc., 3.69%
(US0003M + 151 bps), 6/5/28,
Callable 6/5/27 @ 100.00 (a)(c)	55,000	55,495
Goldman Sachs Group, Inc., 5.00%,
Callable 11/10/22 @ 100.00 (a),(b)(c)	20,000	19,960
Goldman Sachs Group, Inc., 5.38%
(US0003M + 392 bps), Callable
5/10/20 @ 100.00 (a),(b)(c)	30,000	31,091
Goodyear Tire & Rubber Co.,
4.88%, 3/15/27, Callable
12/15/26 @ 100.00 (a)	45,000	45,787
Goodyear Tire & Rubber Co.,
5.00%, 5/31/26, Callable
5/31/21 @ 102.50 (a)	30,000	30,750
Greif, Inc., 7.75%, 8/1/19	30,000	32,400
Gulfport Energy Corp., 6.38%,
5/15/25, Callable
5/15/20 @ 104.78 (a)	36,000	36,540
Halliburton Co., 4.85%, 11/15/35,
Callable 5/15/35 @ 100.00 (a)	35,000	38,642
HCA Healthcare, Inc., 5.88%, 2/15/26,
Callable 8/15/25 @ 100.00 (a)	50,000	52,562
HCA, Inc., 4.50%, 2/15/27,
Callable 8/15/26 @ 100.00 (a)	50,000	50,500
HCA, Inc., 5.25%, 4/15/25	50,000	53,249
HCA, Inc., 5.50%, 6/15/47,
Callable 12/15/46 @ 100.00 (a)	35,000	35,613
HealthSouth Corp., 5.75%, 11/1/24,
Callable 12/7/17 @ 102.88 (a)	34,000	34,808
Herc Rentals, Inc., 7.50%, 6/1/22,
Callable 6/1/19 @ 103.75 (a)(d)	40,000	43,299
Herc Rentals, Inc., 7.75%, 6/1/24,
Callable 6/1/19 @ 105.81 (a)(d)	3,000	3,293
Hess Corp., 4.30%, 4/1/27,
Callable 1/1/27 @ 100.00 (a)	100,000	100,711
Holly Energy Partners LP,
6.00%, 8/1/24, Callable
8/1/19 @ 104.50 (a)(d)	55,000	57,613
Host Hotels & Resorts LP,
4.50%, 2/1/26, Callable
11/1/25 @ 100.00 (a)	50,000	52,696
Hyundai Capital America,
2.75%, 9/27/26 (d)	28,000	25,816
Infor, Inc., 5.75%, 8/15/20, Callable
11/22/17 @ 102.88 (a)(d)	2,000	2,059
j2 Cloud Services LLC / j2 Global
Co-Obligor, Inc., 6.00%, 7/15/25,
Callable 7/15/20 @ 104.50 (a)(d)	6,000	6,315
JPMorgan Chase & Co., 3.54%
(US0003M + 138 bps), 5/1/28,
Callable 5/1/27 @ 100.00 (a)(c)	100,000	101,153
Kaiser Aluminum Corp.,
5.88%, 5/15/24, Callable
5/15/19 @ 104.41 (a)	22,000	23,678
Kinder Morgan, Inc., 3.05%, 12/1/19,
Callable 11/1/19 @ 100.00 (a)	150,000	152,685
Kinder Morgan, Inc., 5.05%, 2/15/46,
Callable 8/15/45 @ 100.00 (a)	100,000	103,109
Kindred Healthcare, Inc.,
6.38%, 4/15/22, Callable
12/7/17 @ 104.78 (a)	34,000	31,467
Kraft Heinz Foods Co., 1.88%
(US0003M + 57 bps), 2/10/21 (c)	60,000	60,096
Kraft Heinz Foods Co., 4.38%, 6/1/46,
Callable 12/1/45 @ 100.00 (a)	20,000	19,515
Lennar Corp., 4.75%, 5/30/25,
Callable 2/28/25 @ 100.00 (a)	45,000	47,138
Lennar Corp., 4.88%, 12/15/23,
Callable 9/15/23 @ 100.00 (a)	20,000	21,150
Level 3 Financing, Inc., 5.13%,
5/1/23, Callable 5/1/18 @ 102.56 (a)	25,000	25,594
Level 3 Financing, Inc., 5.38%, 1/15/24,
Callable 1/15/19 @ 102.69 (a)	11,000	11,426
Live Nation Entertainment, Inc.,
4.88%, 11/1/24, Callable
11/1/19 @ 103.66 (a)(d)	30,000	31,040
Masco Corp., 3.50%, 4/1/21,
Callable 3/1/21 @ 100.00 (a)	40,000	40,964
Massachusetts Mutual Life Insurance
Co., 4.90%, 4/1/77 (d)	35,000	38,613

60 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Match Group, Inc., 6.38%, 6/1/24,
Callable 6/1/19 @ 104.78 (a)	27,000	29,329
MGM Growth / MGM Finance, 5.63%,
5/1/24, Callable 2/1/24 @ 100.00 (a)	12,000	12,960
MGM Growth/MGM Finance, 4.50%,
9/1/26, Callable 6/1/26 @ 100.00 (a)	25,000	25,094
MGM Resorts International, 4.63%,
9/1/26, Callable 6/1/26 @ 100.00 (a)	25,000	25,000
Molina Healthcare, Inc.,
5.38%, 11/15/22, Callable
8/15/22 @ 100.00 (a)	42,000	43,701
Morgan Stanley, 2.11%
(US0003M + 80 bps), 2/14/20,
Callable 2/14/19 @ 100.00 (a)(c)	10,000	10,050
Morgan Stanley, 2.45%, 2/1/19, MTN	35,000	35,187
Morgan Stanley, 3.59%
(US0003M + 134 bps), 7/22/28,
Callable 7/22/27 @ 100.00 (a)(c)	10,000	10,077
MPLX LP, 4.88%, 12/1/24,
Callable 9/1/24 @ 100.00 (a)	50,000	54,375
MPLX LP, 5.20%, 3/1/47,
Callable 9/1/46 @ 100.00 (a)	25,000	26,747
Mpt Oper Partnersp/FINL,
5.00%, 10/15/27, Callable
10/15/22 @ 102.50 (a)	88,000	90,420
MPT Operating Partnership LP, 5.25%,
8/1/26, Callable 8/1/21 @ 102.63 (a)	5,000	5,206
MSCI, Inc., 5.75%, 8/15/25,
Callable 8/15/20 @ 102.88 (a)(d)	20,000	21,600
National CineMedia LLC,
6.00%, 4/15/22, Callable
12/7/17 @ 103.00 (a)	30,000	30,600
Navient Corp., 8.00%, 3/25/20, MTN	75,000	82,688
Newell Brands, Inc., 5.38%, 4/1/36,
Callable 10/1/35 @ 100.00 (a)	35,000	40,741
NextEra Energy Capital Holdings, Inc.,
4.80%, 12/1/77, Callable
12/1/27 @ 100.00 (a)(c)	20,000	20,000
NRG Energy, Inc., 7.25%, 5/15/26,
Callable 5/15/21 @ 103.63 (a)	14,000	15,173
Nustar Logistics LP, 5.63%, 4/28/27,
Callable 1/28/27 @ 100.00 (a)	15,000	15,825
Omega Healthcare Investors, Inc.,
4.38%, 8/1/23, Callable
6/1/23 @ 100.00 (a)	25,000	25,632
Outfront Media Capital LLC, 5.25%,
2/15/22, Callable 12/7/17
@ 103.94 (a)	25,000	25,813
Owens Corning, Inc., 4.20%,
12/15/22, Callable 9/15/22
@ 100.00 (a)	100,000	105,894
Owens-Brockway Packaging, Inc.,
5.00%, 1/15/22 (d)	50,000	52,875
Owens-Brockway Packaging, Inc.,
6.38%, 8/15/25 (d)	5,000	5,650
Parsley Energy LLC, 5.25%, 8/15/25,
Callable 8/15/20 @ 103.94 (a)(d)	5,000	5,050
Parsley Energy LLC, 5.38%, 1/15/25,
Callable 1/15/20 @ 104.03 (a)(d)	5,000	5,075
PBF Holding Co. LLC,
7.00%, 11/15/23, Callable
11/15/18 @ 105.25 (a)	25,000	26,000
PBF Holding Co. LLC, 7.25%, 6/15/25,
Callable 6/15/20 @ 105.44 (a)(d)	38,000	39,283
Philip Morris International, Inc., 1.74%
(US0003M + 42 bps), 2/21/20 (c)	15,000	15,093
Pilgrim’s Pride Corp., 5.75%, 3/15/25,
Callable 3/15/20 @ 102.88 (a)(d)	3,000	3,176
Pilgrim’s Pride Corp., 5.88%, 9/30/27,
Callable 9/30/22 @ 102.94 (a)(d)	23,000	23,920
Plains All American Pipeline LP,
6.12% (US0003M), Callable 11/15/22
@ 100.00 (a),(b)(c)	13,000	13,251
Plastipak Holdings, Inc.,
6.25%, 10/15/25, Callable
10/15/20 @ 103.13 (a)(d)	34,000	34,638
PPL Capital Funding, Inc., 4.00%, 9/15/47,
Callable 3/15/47 @ 100.00 (a)	50,000	50,625
PulteGroup, Inc., 4.25%, 3/1/21,
Callable 2/1/21 @ 100.00 (a)	70,000	72,887
PulteGroup, Inc., 5.50%, 3/1/26,
Callable 12/1/25 @ 100.00 (a)	16,000	17,540
Quintiles Transnational Corp.,
4.88%, 5/15/23, Callable
5/15/18 @ 103.66 (a)(d)	50,000	52,000
Rayonier Am Prod, Inc.,
5.50%, 6/1/24, Callable
6/1/19 @ 102.75 (a)(d)	47,000	45,590
Regions Financial Corp.,
2.75%, 8/14/22, Callable
7/14/22 @ 100.00 (a)	35,000	35,055
Reynolds American, Inc.,
5.85%, 8/15/45, Callable
2/15/45 @ 100.00 (a)	100,000	122,824
Rose Rock Midstream LP,
5.63%, 11/15/23, Callable
5/15/19 @ 102.81 (a)	50,000	48,875
RSI Home Products, Inc.,
6.50%, 3/15/23, Callable
3/15/18 @ 104.88 (a)(d)	10,000	10,475
Sabine Pass Liquefaction LLC,
5.63%, 3/1/25, Callable
12/1/24 @ 100.00 (a)	35,000	38,882
Sabine Pass Liquefaction LLC,
5.88%, 6/30/26, Callable
12/31/25 @ 100.00 (a)	5,000	5,656
Sabre Global, Inc., 5.25%, 11/15/23,
Callable 11/15/18 @ 103.94 (a)(d)	32,000	33,520
SBA Communications Corp., 4.88%,
9/1/24, Callable 9/1/19 @ 103.66 (a)	20,000	20,550
Schlumberger Holdings Corp.,
1.90%, 12/21/17 (d)	20,000	20,006
Sirius XM Radio, Inc., 6.00%, 7/15/24,
Callable 7/15/19 @ 103.00 (a)(d)	75,000	80,062
Six Flags Entertainment Corp.,
4.88%, 7/31/24, Callable
7/31/19 @ 103.66 (a)(d)	30,000	30,863

See notes to financial statements.	HSBC FAMILY OF FUNDS 61

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Corporate Bonds, continued

	Principal
	Amount ($)	Value ($)
United States – continued
Smithfield Foods, Inc.,
2.65%, 10/3/21, Callable
9/3/21 @ 100.00 (a)(d)	25,000	24,796
Southern Co. Gas Capital Corp.,
4.40%, 5/30/47, Callable
11/30/46 @ 100.00 (a)	35,000	36,732
Southern Natural Gas Co. LLC,
4.80%, 3/15/47, Callable
9/15/46 @ 100.00 (a)(d)	25,000	27,151
Spectra Energy Partners,
4.50%, 3/15/45, Callable
9/15/44 @ 100.00 (a)	15,000	15,427
Sprint Corp., 7.88%, 9/15/23	115,000	128,513
Steel Dynamics, Inc.,
5.25%, 4/15/23, Callable
4/15/18 @ 102.63 (a)	20,000	20,650
Sunoco Logistics Partners Operations,
LP, 5.40%, 10/1/47, Callable
4/1/47 @ 100.00 (a)	40,000	40,527
Synchrony Financial, 3.70%, 8/4/26,
Callable 5/4/26 @ 100.00 (a)	30,000	29,743
Synchrony Financial, 4.50%, 7/23/25,
Callable 4/24/25 @ 100.00 (a)	100,000	104,864
Synovus Financial Corp.,
3.13%, 11/1/22, Callable
10/1/22 @ 100.00 (a)	20,000	19,992
Tallgrass Energy Partners/Finance,
5.50%, 9/15/24, Callable
9/15/19 @ 104.13 (a)(d)	40,000	41,350
Targa Resources Partners,
5.25%, 5/1/23, Callable
12/7/17 @ 102.63 (a)	30,000	30,863
Targa Resources Partners LP,
5.00%, 1/15/28, Callable
1/15/23 @ 102.50 (a)(d)	15,000	15,094
Targa Resources Partners
LP, 5.13%, 2/1/25, Callable
2/1/20 @ 103.84 (a)	24,000	24,720
Taylor Morrison Communities, Inc.,
5.88%, 4/15/23, Callable
1/15/23 @ 100.00 (a)(d)	50,000	53,531
Tenet Healthcare Corp.,
4.50%, 4/1/21	25,000	25,250
Tenet Healthcare Corp., 5.13%, 5/1/25,
Callable 5/1/20 @ 102.56 (a)(d)	15,000	14,606
Tenet Healthcare Corp.,
6.00%, 10/1/20	50,000	52,500
Tenneco, Inc., 5.00%, 7/15/26,
Callable 7/15/21 @ 102.50 (a)	3,000	3,083
Tesoro Corp., 4.75%, 12/15/23,
Callable 10/15/23 @ 100.00 (a)(d)	40,000	43,254
The Chemours Co., 5.38%, 5/15/27,
Callable 2/15/27 @ 100.00 (a)	10,000	10,675
The Chemours Co., 6.63%, 5/15/23,
Callable 5/15/18 @ 104.97 (a)	25,000	26,500
The Goldman Sachs Group, Inc.,
4.75%, 10/12/21	EUR 100,000	135,193
The Williams Cos., Inc., 4.55%,
6/24/24, Callable
3/24/24 @ 100.00(a)	100,000	104,499
Time Warner Cable, Inc., 4.50%,
9/15/42, Callable
3/15/42 @ 100.00 (a)	100,000	92,025
T-Mobile US, Inc., 6.50%, 1/15/24,
Callable 1/15/19 @ 103.25 (a)	74,000	78,995
Toll Bros Finance Corp., 4.88%,
11/15/25, Callable
8/15/25 @ 100.00 (a)	20,000	20,975
Tribune Media Co., 5.88%, 7/15/22,
Callable 7/15/18 @ 102.94 (a)	50,000	51,875
TTM Technologies, Inc., 5.63%,
10/1/25, Callable
10/1/20 @ 102.81 (a)(d)	23,000	23,460
United Rentals North America, Inc.,
4.63%, 10/15/25, Callable
10/15/20 @ 102.31 (a)	2,000	2,048
United Rentals North America, Inc.,
5.50%, 5/15/27, Callable
5/15/22 @ 102.75 (a)	14,000	14,980
Universal Health Services, Inc.,
4.75%, 8/1/22, Callable
12/7/17 @ 103.56 (a)(d)	30,000	30,975
Universal Health Services, Inc.,
5.00%, 6/1/26, Callable
6/1/21 @ 102.50 (a)(d)	10,000	10,613
Verizon Communications, Inc.,
4.27%, 1/15/36	150,000	147,521
Virginia Elec & Power Co., 3.80%, 9/15/47,
Callable 3/15/47 @ 100.00 (a)	25,000	25,250
WellCare Health Plans, Inc., 5.25%,
4/1/25, Callable 4/1/20 @ 103.94 (a)	26,000	27,365
Wells Fargo & Co., 7.98%
(US0003M + 377 bps), Callable
3/15/18 @ 100.00 (a),(b)(c)	50,000	51,028
Westlake Chemical Corp.,
3.60%, 8/15/26, Callable
5/15/26 @ 100.00 (a)	35,000	35,311
Westlake Chemical Corp.,
5.00%, 8/15/46, Callable
2/15/46 @ 100.00 (a)	35,000	38,767
WPX Energy, Inc., 8.25%, 8/1/23,
Callable 6/1/23 @ 100.00 (a)	50,000	56,313
Zayo Group LLC / Zayo Capital LLC,
5.75%, 1/15/27, Callable
1/15/22 @ 102.88 (a)(d)	2,000	2,108
		10,502,215
TOTAL CORPORATE BONDS
(COST $10,180,574)		10,602,307

U.S. Treasury Obligations – 1.1%

U.S. Treasury Bond – 0.1%
3.00%, 5/15/47	25,000	25,604
U.S. Treasury Note – 1.0%
1.50%, 8/15/26	43,000	40,129
2.13%, 2/29/24	171,000	170,460
2.25%, 8/15/27	84,000	83,068
		293,657
TOTAL U.S. TREASURY
OBLIGATIONS (COST $319,836)		319,261

62 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Exchange Traded Fund – 0.6%

	Shares	Value ($)
SPDR Barclays High Yield Bond ETF	4,255	158,456
TOTAL EXCHANGE TRADED FUND
(COST $162,954)		158,456

Investment Companies – 5.0%

Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.82% (f)	1,375,841	1,375,841
Northern Institutional U.S.
Government Select Portfolio,
Institutional Shares, 0.88% (f)	26,532	26,532
TOTAL INVESTMENT COMPANIES
(COST $1,402,373)		1,402,373
TOTAL INVESTMENTS
IN SECURITIES
(COST $26,573,755) – 99.1%		27,919,291
Other Assets (Liabilities) – 0.9%		248,772
NET ASSETS – 100%		$28,168,063
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(c)	Variable rate security. The rate presented represents the rate in effect on October 31, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(d)	Rule 144A security or other security which is restricted as to resale to institutional investors. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.
(e)	Step Bond. Coupon rate is set for an initial period and then increased to a higher coupon rate at a specified date. The rate shown is the rate in effect at October 31, 2017.
(f)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.
bps — Basis Points
ETF — Exchange-Traded Fund
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUSA5 — Euro 5 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
EUSA12 — Euro 12 Year Swap Rate
H15T5Y — 5 Year Treasury Constant Maturity Rate
LLC — Limited Liability Company
MTN — Medium Term Note
SPA — Standby Purchase Agreement
SPDR — Standard & Poor’s Depositary Receipt
ULC — Unlimited Liability Co.
US0003M — 3 Month US Dollar LIBOR

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	16.5
Oil, Gas & Consumable Fuels	15.2
Sovereign Bonds	12.3
Investment Companies	5.0
Consumer Finance	4.8
Media	3.6
Metals & Mining	2.7
Diversified Telecommunication
Services	2.7
Health Care Providers & Services	2.7
Insurance	2.6
Electric Utilities	2.0
Equity Real Estate Investment Trusts	1.9
Capital Markets	1.8
Construction Materials	1.8
Automobiles	1.8
Diversified Financial Services	1.6
Chemicals	1.6
Multi-Utilities	1.5
Trading Companies & Distributors	1.3
Industrial Conglomerates	1.3
Household Durables	1.2
U.S. Treasury Obligation	1.1
Biotechnology	1.1
Containers & Packaging	1.1
Pharmaceuticals	1.1
Auto Components	0.9
Real Estate Management
& Development	0.8
Wireless Telecommunication Services	0.8
Building Products	0.7
Professional Services	0.6
Exchange Traded Fund	0.6
Machinery	0.6
Hotels, Restaurants & Leisure	0.5
Food Products	0.5
Tobacco	0.5
Commercial Services & Supplies	0.4
Paper & Forest Products	0.2
Life Sciences Tools & Services	0.2
IT Services	0.2
Beverages	0.2
Energy Equipment & Services	0.2
Internet Software & Services	0.2
Technology Hardware, Storage
& Peripherals	0.2
Aerospace & Defense	0.1
Independent Power & Renewable
Electricity Producers	0.1
Electrical Equipment	0.1
Electronic Equipment, Instruments
& Components	0.1
Household Products	0.1
Software	0.0
Health Care Technology	0.0
Total	99.1

See notes to financial statements.	HSBC FAMILY OF FUNDS 63

HSBC GLOBAL HIGH INCOME BOND FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Futures Contracts Purchased

					Unrealized
	Number of	Expiration	Notional		Appreciation/
Description	Contracts	Date	Amount	Value	(Depreciation)
5-Year US Treasury Note Futures	2	12/29/17	$234,347	$234,375	$28
			$234,347	$234,375	$28

	Total unrealized appreciation				$28
	Total unrealized depreciation				—
	Total net unrealized appreciation/(depreciation)				$28

Credit Default Swap Agreements - Sell Protection(a)

At October 31, 2017, the Fund’s open credit default swap agreements were as follows:

			Implied
			Credit					Upfront
			Spread at					Premiums	Unrealized
	Receive		October 31,			Notional		Paid/	Appreciation/
	Fixed	Payment	2017		Expiration	Amount	Value	(Received)	(Depreciation)
Underlying Instrument	Rate (%)	Frequency	(%)(b)	Counterparty	Date	($)(c)	($)	($)	($)
CDX Emerging Markets				Bank of
Index, Series 25	1.00	Quarterly	1.83	America	6/20/21	660,000	(16,845)	(43,494)	26,649
							(16,845)	(43,494)	26,649

(a)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount equal to the par value of the defaulted reference entity less its recovery value.
(b)	Implied credit spread, represented in absolute terms, utilized in determining the fair value of the credit default swap agreements as of period end serve as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.
(c)	The notional amount represents the maximum potential amount of future payments that the Fund may receive as a buyer of credit protection if a credit event occurs, as defined under the terms of the swap agreement. Alternatively, the notional amount represents the maximum potential amount of payment the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Short Contracts

						Net Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	6,508,270	European Euro	5,500,000	Morgan Stanley	11/2/17	102,419
U.S. Dollar	6,409,414	European Euro	5,500,000	UBS AG	12/4/17	(8,655)
						93,764

			Total unrealized appreciation			$102,419
			Total unrealized depreciation			(8,655)
			Total net unrealized appreciation/(depreciation)			$93,764

64 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Schedule of Portfolio Investments—as of October 31, 2017

Common Stocks – 96.7%

	Shares	Value ($)
Australia – 0.7%
Telstra Corp. Ltd.	29,482	79,861
Canada – 0.5%
Barrick Gold Corp.	3,953	57,124
China – 5.1%
China Mobile Ltd.	21,000	210,916
China Overseas Land & Investment Ltd.	16,000	51,891
Guangdong Investment Ltd.	98,000	141,956
Industrial & Commercial Bank of China Ltd., Class H	251,000	199,165
		603,928
Denmark – 0.8%
NOVO-Nordisk	1,867	92,894
France – 4.6%
BNP Paribas	2,222	173,497
Capital Gemini SA	1,546	187,895
Sodexo	1,478	188,066
		549,458
Germany – 4.5%
Brenntag AG	2,146	121,511
Muenchener Rueckversicherungs- Gesellschaft AG, Registered Shares	999	223,457
SAP SE	1,678	190,863
		535,831
Hong Kong – 1.6%
BOC Hong Kong (Holdings) Ltd.	39,000	185,726
Indonesia – 1.5%
PT Bank Mandiri (Persero) Tbk	345,600	179,681
Ireland – 1.1%
Accenture PLC, Class A	926	131,825
Italy – 2.6%
Eni S.P.A.	12,224	199,892
Unicredit SpA (a)	5,956	113,974
		313,866
Japan – 12.6%
KAO Corp.	3,800	228,488
Mitsubishi UFJ Financial Group, Inc.	36,200	242,787
NTT DoCoMo, Inc.	4,900	118,136
Oracle Corp. Japan	1,500	126,001
OTSUKA Corp.	2,400	162,547
Secom Co. Ltd.	2,000	150,884
Sekisui Chemical	6,000	120,116
Tokyo Electron Ltd.	800	139,010
Trend Micro, Inc.	4,000	212,860
		1,500,829
Netherlands – 2.3%
AKZO Nobel NV	1,074	97,244
Wolters Kluwer NV	3,572	175,066
		272,310
Singapore – 1.0%
DBS Group Holdings Ltd.	7,400	123,695
Switzerland – 3.5%
Nestle SA, Registered Shares	2,608	219,382
Roche Holding AG	508	117,399
Wolseley PLC	1,168	81,659
		418,440
Thailand – 1.0%
Siam Cement Public Co. Ltd. - NVDR	8,300	122,463
United Kingdom – 12.7%
BAE Systems PLC	30,604	241,192
BP PLC	31,938	216,378
British American Tobacco, ADR	1,820	117,208
Centrica PLC	40,015	90,225
Compass Group PLC	12,711	279,008
Diageo PLC	4,934	168,514
GlaxoSmithKline PLC	8,774	158,162
Prudential PLC	9,751	239,803
		1,510,490
United States – 40.6%
3M Co.	1,091	251,137
Altria Group, Inc.	3,096	198,825
Apple, Inc.	1,552	262,350
Bank of America Corp.	8,893	243,580
Cisco Systems, Inc.	6,713	229,249
Citigroup, Inc.	3,243	238,361
Dr Pepper Snapple Group, Inc.	2,200	188,452
Everest Re Group Ltd.	894	212,280
Expeditors International of Washington, Inc.	1,943	113,432
HCA Holdings, Inc. (a)	1,342	101,522
Humana, Inc.	515	131,505
Intel Corp.	1,521	69,190
Johnson & Johnson	1,859	259,163
JPMorgan Chase & Co.	1,566	157,555
Leggett & Platt, Inc.	3,352	158,416
MASCO Corp.	5,289	210,608
Microsoft Corp.	2,497	207,700
Phillips 66	1,930	175,784
PPG Industries, Inc.	1,078	125,307
Quintiles Transnational Holdings, Inc.(a)	2,431	262,791
Rockwell Collins, Inc.	1,595	216,282
The Home Depot, Inc.	1,553	257,456
The Walt Disney Co.	1,948	190,534
United Technologies Corp.	1,861	222,874
UnitedHealth Group, Inc.	671	141,059
		4,825,412
TOTAL COMMON STOCKS
(COST $10,159,425)		11,503,833

See notes to financial statements.	HSBC FAMILY OF FUNDS 65

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Investment Companies – 3.2%

	Shares	Value($)
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.82% (b)	381,899	381,899
TOTAL INVESTMENT COMPANIES
(COST $381,899)		381,899
TOTAL INVESTMENTS
IN SECURITIES
(COST $10,541,324) – 99.9%		11,885,732
Other Assets (Liabilities) – 0.1%		6,461
NET ASSETS – 100%		$11,892,193
____________________

(a)	Represents non-income producing security.
(b)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.
ADR — American Depositary Receipt NVDR — Non-Voting Depository Receipt

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	15.5
Software	6.1
Insurance	5.7
Aerospace & Defense	5.7
Pharmaceuticals	5.3
Oil, Gas & Consumable Fuels	5.0
IT Services	4.1
Hotels, Restaurants & Leisure	3.9
Investment Companies	3.2
Health Care Providers & Services	3.1
Beverages	3.0
Wireless Telecommunication Services	2.8
Tobacco	2.7
Household Durables	2.3
Life Sciences Tools & Services	2.2
Technology Hardware, Storage & Peripherals	2.2
Specialty Retail	2.2
Industrial Conglomerates	2.1
Personal Products	1.9
Communications Equipment	1.9
Chemicals	1.9
Building Products	1.8
Food Products	1.8
Semiconductors & Semiconductor Equipment	1.8
Trading Companies & Distributors	1.7
Media	1.6
Professional Services	1.5
Commercial Services & Supplies	1.3
Water Utilities	1.2
Air Freight & Logistics	1.0
Construction Materials	1.0
Multi-Utilities	0.8
Diversified Telecommunication Services	0.7
Metals & Mining	0.5
Real Estate Management & Development	0.4
Total	99.9

66 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2017

Foreign Bonds – 85.3%

	Principal
	Amount †		Value ($)
Australia – 1.0%
BHP Billiton Ltd., 5.63%
(EUSA5 + 480 bps), 10/22/79,
Callable 10/22/24 @ 100 (a)(b)		200,000	289,147
Austria – 1.2%
Telekom Austria AG, 5.63%
(EUSA5 + 486 bps), Callable
2/1/18 @ 100 (a)(b),(c)		300,000	353,743
Belgium – 3.5%
KBC Groep NV, 5.63%
(EUSA5 + 476 bps), Callable
3/19/19 @ 100 (a)(b),(c)		300,000	368,191
Solvay Finance SA, 5.42%
(EUSA5 + 370 bps), Callable
11/12/23 @ 100 (a)(b),(c)		300,000	413,280
Solvay Finance SA, 4.20%
(EUSA5 + 300 bps), Callable
5/12/19 @ 100 (a)(b),(c)		200,000	245,143
			1,026,614
Denmark – 3.5%
Danske Bank A/S, 5.75%
(EUSA6 + 464 bps), Callable 4/6/20
@ 100 (a)(b),(c)	EUR	200,000	254,662
DONG Energy A/S, Series E, 4.87%
(EUSA5 + 380 bps), 7/8/99, Callable
7/8/18 @ 100 (a)(b)		200,000	239,928
DONG Energy A/S, 6.25%
(EUSA5 + 475 bps), 12/31/13,
Callable 6/26/23 @ 100 (a)(b)	EUR	300,000	424,044
TDC A/S, 3.50% (EUSA5 + 311 bps),
2/26/15, Callable 2/26/21
@ 100 (a)(b)	EUR	100,000	121,828
			1,040,462
Finland – 1.8%
Metsa Board OYJ, 2.75%, 9/29/27,
Callable 6/29/27 @ 100 (a)		100,000	118,508
Nokia OYJ, Series E, 2.00%, 3/15/24,
Callable 12/15/23 @ 100 (a)		150,000	178,561
Stora Enso OYJ, Series E,
2.13%, 6/16/23, Callable 3/16/23
@ 100 (a)		100,000	122,584
Stora Enso OYJ, Series E,
2.50%, 6/7/27, Callable 3/7/27
@ 100 (a)		100,000	118,450
			538,103
France – 26.4%
Accor SA, 4.13% (EUSA5 + 365 bps),
Callable 6/30/20 @ 100 (a)(b),(c)		300,000	373,862
Arkema SA, 4.75%
(EUSA5 + 435 bps), Callable
10/29/20 @ 100 (a)(b),(c)		300,000	383,303
AXA SA, Series E, 3.94%
(EUSA10 + 390 bps), Callable
11/7/24 @ 100 (a)(b),(c)		400,000	527,971
BNP Paribas Cardif SA, 4.03%
(EUR003M + 393 bps), Callable
11/25/25 @ 100 (a)(b),(c)		200,000	259,403
BPCE SA, 12.50%
(EUR003M + 1313 bps), Callable
9/30/19 @ 100 (a)(b),(c)		200,000	285,698
Credit Agricole Assurances SA,
4.50% (EUSA5 + 435 bps), Callable
10/14/25 @ 100 (a)(b),(c)		300,000	400,679
Credit Agricole SA, 6.50%
(EUSA5 + 512 bps), Callable
6/23/21 @ 100 (a)(b),(c)		200,000	269,118
Credit Agricole SA, 7.87%
(EUR003M + 642 bps), Callable
10/26/19 @ 100 (a)(b),(c)		200,000	266,507
Crown European Holdings, Registered,
4.00%, 7/15/22, Callable 4/15/22
@ 100 (a)		300,000	392,492
Europcar Groupe SA, 5.75%, 6/15/22,
Callable 6/15/18 @ 102.88 (a)		200,000	245,868
Faurecia, 3.13%, 6/15/22, Callable
6/15/18 @ 101.56 (a)		600,000	720,889
GDF SUEZ, Series N10, 3.88%
(EUSA10 + 290 bps), Callable 6/2/24
@ 100 (a)(b),(c)		300,000	394,823
Lion Polaris II SAS, Registered, 4.25%
(EUR003M + 425 bps), 8/1/19,
Callable 11/16/17 @ 100 (a)(b)		93,917	109,932
Mobilux Finance SAS Registered,
5.50%, 11/15/24, Callable 11/15/19
@ 102.75 (a)		100,000	125,497
Novalis SAS, Registered,
3.00%, 4/30/22, Callable 4/30/18
@ 101.5 (a)		250,000	298,673
Orange SA, 5.25%
(EUSA5 + 367 bps), Callable
2/7/24 @ 100 (a)(b),(c)		750,000	1,030,191
Rexel SA, 3.50%, 6/15/23, Callable
6/15/19 @ 101.75 (a)		250,000	306,316
Scor SE, 3.63% (EUSA10 + 390 bps),
5/27/48, Callable 5/27/28
@ 100 (a)(b)		200,000	261,580
Societe Generale, 9.37%
(EUR003M + 890 bps), Callable
9/4/19 @ 100 (a)(b),(c)		100,000	134,886
Suez Environnement Co., 2.50%
(EUSA5 + 217 bps), Callable
3/30/22 @ 100 (a)(b),(c)		100,000	122,585
Total SA, Series E, 3.37%
(EUSA5 + 335 bps), Callable
10/6/26 @ 100 (a)(b),(c)		100,000	128,059
Total SA, Series E, 2.62%
(EUSA5 + 215 bps), Callable
2/26/25 @ 100 (a)(b),(c)		300,000	368,689
Total SA, 3.88% (EUSA5 + 378 bps),
Callable 5/18/22 @ 100 (a)(b),(c)		150,000	196,127
Veolia Environnement SA, 4.45%
(EUSA5 + 360 bps), Callable
4/16/18 @ 100 (a)(b),(c)		200,000	237,366
			7,840,514
Germany – 16.6%
Allianz SE, 4.75% (EUR003M
+ 360 bps), Callable 10/24/23
@ 100 (a)(b),(c)		200,000	275,697

See notes to financial statements.	HSBC FAMILY OF FUNDS 67

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Foreign Bonds, continued

	Principal
	Amount †	Value ($)
Germany – continued
Bayer AG, 3.75% (EUSA5 + 255 bps),
7/1/74, Callable 7/1/24
@ 100 (a)(b)	250,000	321,051
Bertelsmann SE & Co. KGaA, 3.00%
(EUSA5 + 264 bps), 4/23/75,
Callable 4/23/23 @ 100 (a)(b)	100,000	123,296
Commerzbank AG, Series E,
7.75%, 3/16/21	200,000	285,832
Commerzbank AG, Series E,
4.00%, 3/23/26	150,000	201,031
Deutsche Bank AG, Series E,
5.00%, 6/24/20	100,000	129,455
FMC Finance VIII SA, Registered,
6.50%, 9/15/18	100,000	122,929
Hannover Finance SA, 5.75%
(EUR003M + 424 bps), 9/14/40,
Callable 9/14/20 @ 100 (a)(b)	100,000	134,228
Heidelbergcement AG, 2.25%, 6/3/24,
Callable 3/3/24 @ 100 (a)	100,000	127,009
HeidelbergCement Finance
Luxembourg SA, 7.50%, 4/3/20	300,000	413,561
Merck KGaA, 2.62%
(EUSA5 + 218 bps), 12/12/74,
Callable 6/12/21 @ 100 (a)(b)	200,000	246,916
PHOENIX Pharmahandel GmbH & Co.,
3.63%, 7/30/21	200,000	258,470
Schaeffler AG, Registered,
3.50%, 5/15/22, Callable 12/6/17
@ 101.75 (a)	300,000	356,398
Talanx AG, Series E, 8.37%
(EUR003M + 706 bps), 6/15/42,
Callable 6/15/22 @ 100 (a)(b)	300,000	463,415
Thyssenkrupp AG, 1.38%, 3/3/22,
Callable 12/3/21 @ 100 (a)	100,000	119,257
TUI AG, 2.13%, 10/26/21, Callable
7/26/21 @ 100 (a)	100,000	123,167
Unitymedia Hessen GmbH & Co.
Registered, 4.63%, 2/15/26, Callable
2/15/21 @ 102.31 (a)	500,000	637,732
Volkswagen AG, 2.50%
(EUSA7 + 220 bps), Callable
3/20/22 @ 100 (a)(b),(c)	300,000	359,019
Vonovia Finance BV, 4.62%
(EUSA5 + 370 bps), 4/8/74, Callable
4/8/19 @ 100 (a)(b)	200,000	246,334
		4,944,797
Ireland – 0.4%
Smurfit Kappa Funding PLC,
Registered, 3.25%, 6/1/21, Callable
3/10/21 @ 100 (a)	100,000	126,533
Italy – 0.4%
LKQ Italia Bondco SpA, Registered,
3.88%, 4/1/24, Callable 1/1/24
@ 100 (a)	100,000	128,755
Luxembourg – 1.3%
Hanesbrands Finance Luxembourg,
Registered, 3.50%, 6/15/24, Callable
3/15/24 @ 100 (a)	100,000	125,776
Telenet Finance VI Luxembourg SCA,
Registered, 4.88%, 7/15/27, Callable
7/15/21 @ 102.44 (a)	200,000	257,458
		383,234
Mexico – 1.4%
America Movil SAB de CV, Series B,
6.37% (EUSA5 + 455 bps), 9/6/73,
Callable 9/6/23 @ 100 (a)(b)	EUR 200,000	286,738
Cemex SAB de CV, Registered,
4.38%, 3/5/23, Callable 3/5/19
@ 102.19 (a)	EUR 100,000	123,674
		410,412
Netherlands – 10.4%
ABN AMRO Bank NV,
7.13%, 7/6/22	200,000	301,217
ABN AMRO Bank NV, 5.75% (EUSA5
+545 bps), Callable 9/22/20
@ 100 (a) (b),(c)	200,000	257,845
Axalta Coating, Registered,
3.75%, 1/15/25, Callable 1/15/20
@ 102.81 (a)	100,000	124,998
Cooperatieve Rabobank UA, 5.50%
(EUSA5 + 525 bps), Callable 6/29/20
@ 100 (a)(b),(c)	200,000	255,652
Fresenius SE & Co., Registered,
4.00%, 2/1/24	250,000	343,994
Goodyear Tire & Rubber Co.,
Registered, 3.75%, 12/15/23,
Callable 12/15/18 @ 101.88 (a)	250,000	305,278
ING Groep NV, Series E, 3.00%
(EUSA5 + 285 bps), 4/11/28, Callable
4/11/23 @ 100 (a)(b)	100,000	128,122
InterXion Holding NV, Registered,
6.00%, 7/15/20, Callable 11/16/17
@ 103 (a)	100,000	120,395
Koninklijke KPN NV,
6.12% (EUSA5 + 520 bps), Callable
9/14/18 @ 100 (a)(b),(c)	300,000	366,006
Lincoln Finance Holdings Pte Ltd.,
Registered, 6.88%, 4/15/21, Callable
4/15/18 @ 103.44 (a)	100,000	122,927
NN Group NV, 4.62% (EUR003M
+ 395 bps), 4/8/44, Callable
4/8/24 @ 100 (a)(b)	200,000	269,882
OI European Group BV,
3.13%, 11/15/24, Callable 8/15/24
@ 100 (a)	200,000	243,436
Telefonica Europe BV, 3.75%
(EUSA5 + 386 bps), Callable
3/15/22 @ 100 (a)(b),(c)	100,000	124,394
UPCB Finance IV Ltd., 4.00%, 1/15/27,
Callable 1/15/21 @ 102 (a)	100,000	124,029
		3,088,175
South Africa – 0.4%
Sappi Ltd., Registered, 4.00%, 4/1/23,
Callable 4/1/19 @ 102 (a)	100,000	123,021

68 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Foreign Bonds, continued

	Principal
	Amount †		Value ($)
Spain – 3.8%
Banco Santander SA, 6.25%
(EUSA5 + 541 bps), Callable
3/12/19 @ 100 (a)(b),(c)		100,000	122,003
Caixabank SA, 5.00%
(EUSA5 + 395 bps), 11/14/23,
Callable 11/14/18 @ 100 (a)(b)		100,000	121,468
Gas Natural Fenosa Finance BV,
4.12% (EUSA8 + 335 bps), Callable
11/18/22 @ 100 (a)(b),(c)		200,000	253,322
Grupo Antolin Dutch BV,
5.13%, 6/30/22, Callable 6/30/18
@ 102.56 (a)		100,000	122,899
Iberdrola SA, 5.75%
(EUSA5 + 481 bps), Callable
2/27/18 @ 100 (a)(b),(c)		200,000	237,021
Telefonica SA, 7.62%
(EUSA8 + 559 bps), Callable
9/18/21 @ 100 (a)(b),(c)		200,000	284,182
			1,140,895
Sweden – 2.3%
Hoist Kredit AB, 3.13%, 12/9/19	EUR	100,000	122,451
Intrum Justitia AB, 2.75%, 7/15/22,
Callable 7/15/19 @ 101.38 (a)		150,000	178,987
Intrum Justitia AB, 3.13%, 7/15/24,
Callable 7/15/20 @ 101.56 (a)		100,000	119,508
Volvo Treasury AB, 4.20%
(EUSA5 + 380 bps), 6/10/75,
Callable 6/10/20 @ 100 (a)(b)	EUR	200,000	251,575
			672,521
Switzerland – 4.3%
Aquarius & Investment PLC, Series E,
4.25% (EUR003M + 345 bps),
10/2/43, Callable 10/2/23
@ 100 (a)(b)		100,000	137,087
Credit Suisse AG, 5.75%
(EUSA5 + 400 bps), 9/18/25,
Callable 9/18/20 @ 100 (a)(b)		200,000	264,387
Swiss Reinsurance Co., 2.60%
(EUR006M + 305 bps), Callable
9/1/25 @ 100 (a)(b),(c)		400,000	483,390
UBS AG, 4.75% (EUSA5 + 340 bps),
2/12/26, Callable 2/12/21
@ 100 (a)(b)		100,000	129,864
UBS Group AG, 5.75%
(EUSA5 + 529 bps), Callable
2/19/22 @ 100 (a)(b),(c)		200,000	270,937
			1,285,665
United Kingdom – 6.6%
Aviva PLC, Series E, 3.37%
(EUR003M + 355 bps), 12/4/45,
Callable 12/4/25 @ 100 (a)(b)	EUR	300,000	380,199
Barclays Bank PLC, 14.00%
(BP0003M + 1340 bps), Callable
6/15/19 @ 100 (a)(b),(c)		150,000	234,230
CNH Industrial Finance Europe SA,
Series E, 6.25%, 3/9/18		67,000	79,752
Heathrow Finance PLC,
5.38%, 9/2/19		300,000	427,394
National Grid PLC, 4.25%
(EUSA7 + 288 bps), 6/18/76,
Callable 6/18/20 @ 100 (a)(b)	EUR	350,000	444,232
SSE PLC, 3.88%, Callable 9/10/20
@ 100 (a)(b),(c)		200,000	275,149
Worldpay Finance PLC, Registered,
3.75%, 11/15/22, Callable 8/15/22
@ 100 (a)	EUR	100,000	129,905
			1,970,861
TOTAL FOREIGN BONDS
(COST $21,647,877)			25,363,452

Yankee Dollar — 0.7%

	Principal
	Amount ($)
Austria – 0.7%
Erste Group Bank AG, 5.50%
(USSW5 377 bps), 5/26/25,
Callable 5/26/20 @ 100 (a)(b)		200,000	211,250
TOTAL YANKEE DOLLAR
(COST $198,598)			211,250

Corporate Bonds – 4.8%

United States – 4.8%
Ball Corp., 4.38%, 12/15/23	EUR	100,000	133,620
MPT Operating Partnership LP,
4.00%, 8/19/22, Callable 5/19/22
@ 100.00 (a)	EUR	100,000	129,365
Newell Brands, Inc., 3.75%, 10/1/21	EUR	300,000	392,409
PVH Corp., 3.63%, 7/15/24, Callable
4/15/24 @ 100.00 (a)	EUR	100,000	128,745
Quintiles IMS, Inc., Registered,
3.50%, 10/15/24, Callable 10/15/19
@ 101.75 (a)	EUR	100,000	122,458
Sealed Air Corp., 4.50%, 9/15/23,
Callable 6/15/23 @ 100.00 (a)	EUR	100,000	133,358
Spectrum Brand, Inc. Registered,
4.00%, 10/1/26, Callable 10/1/21
@ 102.00 (a)	EUR	100,000	123,441
ZF Friedrichshafen AG,
2.75%, 4/27/23	EUR	200,000	251,866
			1,415,262
TOTAL CORPORATE BONDS
(COST $1,216,400)			1,415,262

See notes to financial statements.	HSBC FAMILY OF FUNDS 69

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

Investment Companies — 2.7%

	Shares	Value ($)
Northern Institutional Government
Assets Portfolio, Institutional
Shares, 0.82% (d)	797,886	797,886
TOTAL INVESTMENT COMPANIES
(COST $797,886)		797,886
TOTAL INVESTMENTS
IN SECURITIES
(COST $23,860,761) – 93.5%		27,787,850
Other Assets (Liabilities) – 6.5%		1,947,202
NET ASSETS – 100%		$29,735,052
____________________

†	The principal amount is disclosed in local currency and the value is disclosed in U.S. Dollars.
(a)	Represents next call date. Additional subsequent call dates and amounts may apply to this security.
(b)	Variable rate security. The rate presented represents the rate in effect on October 31, 2017. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date.
(d)	The rate represents the annualized one-day yield that was in effect on October 31, 2017.
bps — Basis Points
BP0003M — 3 Month GPB LIBOR
EUR — Euro
EUR003M — 3 Month EUR LIBOR
EUSA5 — Euro 5 Year Swap Rate
EUSA6 — Euro 6 Year Swap Rate
EUSA7 — Euro 7 Year Swap Rate
EUSA8 — Euro 8 Year Swap Rate
EUSA10 — Euro 10 Year Swap Rate
MTN — Medium Term Note
USSW5 — USD 5 Year Swap Rate

The Fund invested, as a percentage of net assets at value, in the following industries, as of October 31, 2017:

Percentage of Net Assets
Industry	at Value (%)
Banks	14.8
Insurance	10.3
Diversified Telecommunication
Services	8.1
Auto Components	5.9
Multi-Utilities	4.0
Electric Utilities	4.0
Chemicals	3.9
Containers & Packaging	3.5
Media	3.4
Investment Companies	2.7
Capital Markets	2.7
Health Care Providers & Services	2.4
Oil, Gas & Consumable Fuels	2.3
Construction Materials	2.2
Automobiles	2.1
Commercial Services & Supplies	2.0
Pharmaceuticals	1.9
Hotels, Restaurants & Leisure	1.7
Paper & Forest Products	1.6
Metals & Mining	1.4
Transportation Infrastructure	1.4
Household Durables	1.3
Trading Companies & Distributors	1.0
Wireless Telecommunication Services	1.0
Gas Utilities	0.9
Textiles, Apparel & Luxury Goods	0.9
Road & Rail	0.8
Real Estate Management &
Development	0.8
IT Services	0.8
Communications Equipment	0.6
Life Sciences Tools & Services	0.4
Distributors	0.4
Equity Real Estate Investment Trusts	0.4
Diversified Financial Services	0.4
Household Products	0.4
Specialty Retail	0.4
Food & Staples Retailing	0.4
Machinery	0.3
Total	93.5

70 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Schedule of Portfolio Investments—as of October 31, 2017 (continued)

At October 31, 2017, the Fund’s open forward foreign currency exchange contracts were as follows:

Short Contracts

						Net
						Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
U.S. Dollar	984,646	British Pound	745,000	Societe Generale	11/13/17	(5,008)
U.S. Dollar	116,510	European Euro	100,000	Credit Agricole	11/13/17	(44)
U.S. Dollar	118,266	European Euro	100,000	Credit Agricole	11/13/17	1,713
U.S. Dollar	28,381,751	European Euro	23,545,000	RBC Dominion Securities	11/13/17	939,337
						935,998

Long Contracts

						Net
						Unrealized
						Appreciation/
Description and amount of		Description and amount of			Settlement	(Depreciation)
currency to be purchased		currency to be sold		Counterparty	Date	($)
European Euro	200,000	U.S. Dollar	237,292	RBC Dominion Securities	11/13/17	(4,186)
						(4,186)

			Total unrealized appreciation			$941,050
			Total unrealized depreciation			(9,238)
			Total net unrealized appreciation/(depreciation)			$931,812

See notes to financial statements.	HSBC FAMILY OF FUNDS 71

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2017

				Asia ex-Japan
	Emerging	Frontier	Total	Smaller
	Markets	Markets	Return	Companies
	Debt Fund	Fund	Fund	Equity Fund
Assets:
Investments in securities, at value	$53,199,259	$44,974,757	$13,166,888	$14,997,214
Foreign currency, at value	859,976	1,694,497	76,513	308,482
Cash held as collateral at broker for futures contracts	3,936	—	12,203	—
Cash held as collateral at broker for centrally cleared swaps	—	—	11,371	—
Cash held as collateral at custodian for OTC derivatives	—	—	230,000	—
Unrealized appreciation on forward foreign currency exchange contracts	122,917	—	414,138	—
Swap agreements, at value	11,625	—	226,465	—
Interest and dividends receivable	689,811	57,688	165,589	6,839
Receivable for capital shares issued	31	99,510	49,476	—
Receivable for investments sold	560,960	—	—	101,800
Reclaims receivable	25,971	30,878	96,327	—
Receivable from Investment Adviser	—	—	14,739	16,999
Variation margin on futures contracts	1,094	—	—	—
Prepaid expenses	10,848	14,662	6,802	10,639
Total Assets	55,486,428	46,871,992	14,470,511	15,441,973
Liabilities:
Distributions payable	41,516	—	7,904	—
Unrealized depreciation on forward foreign currency exchange contracts	168,279	—	222,569	—
Swap agreements, at value	57,980	—	114,149	—
Payable for investments purchased	—	6,106	—	247,914
Cash received as collateral for derivatives	120,000	—	290,000	—
Payable for capital shares redeemed	640	123,128	49,494	—
Accrued foreign capital gains tax	6,959	37,134	—	34,530
Variation margin on futures contracts	1,758	—	1,547	—
Variation margin on centrally cleared swap agreements	—	—	611	—
Accrued expenses and other payables:
Investment Management	10,305	1,174	—	—
Administration	1,831	1,533	480	492
Shareholder Servicing	239	1,846	472	132
Accounting	5,157	4,180	3,905	5,177
Custodian	28,983	66,802	18,611	43,044
Professional	19,744	16,853	18,045	22,250
Printing	9,308	7,934	2,650	2,494
Transfer Agent	2,743	44,998	14,594	757
Trustee	104	78	41	16
Other	2,577	762	3,597	2,486
Total Liabilities	478,123	312,528	748,669	359,292
Net Assets	$55,008,305	$46,559,464	$13,721,842	$15,082,681

72 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2017 (continued)

				Asia ex-Japan
	Emerging	Frontier	Total	Smaller
	Markets	Markets	Return	Companies
	Debt Fund	Fund	Fund	Equity Fund
Composition of Net Assets:
Capital	$57,132,193	$71,179,940	$24,844,129	$11,080,340
Accumulated net investment income/(loss)	15,985	377,600	(491,320)	123,890
Accumulated net realized gains/(losses) from investments	(1,779,473)	(31,048,204)	(10,880,410)	1,646,766
Net unrealized appreciation/(depreciation) on investments	(360,400)	6,050,128	249,443	2,231,685
Net Assets	$55,008,305	$46,559,464	$13,721,842	$15,082,681

Net Assets:
Class A Shares	$1,639,829	$8,676,055	$1,292,159	$896,378
Class I Shares	53,368,476	37,883,409	12,429,683	14,186,303
Total	$55,008,305	$46,559,464	$13,721,842	$15,082,681
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	158,638	615,519	129,490	65,187
Class I Shares	5,184,683	2,672,003	1,235,982	1,030,908
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.34	$14.10	$9.98	$13.75
Class I Shares	$10.29	$14.18	$10.06	$13.76
Maximum Sales Charge:
Class A Shares	4.75%	5.00%	4.75%	5.00%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.86	$14.84	$10.48	$14.47
Investments in securities, at cost	$53,587,202	$38,887,855	$13,242,513	$12,731,057
Foreign Currency, at cost	$874,570	$1,693,500	$76,161	$308,403

See notes to financial statements.	HSBC FAMILY OF FUNDS 73

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2017 (continued)

			Global	Euro
	Global	Global	Equity	High Yield
	High Yield	High Income	Volatility	Bond Fund
	Bond Fund	Bond Fund	Focused Fund	(USD Hedged)
Assets:
Investments in securities, at value	$29,718,674	$27,919,291	$11,885,732	$27,787,850
Foreign currency, at value	138,495	31,857	—	1,246,313
Cash held as collateral at broker for futures contracts	—	1,109	—	—
Cash held as collateral at broker for centrally cleared swaps	38,695	—	—	—
Unrealized appreciation on forward foreign currency
exchange contracts	72,624	102,419	—	941,050
Interest and dividends receivable	408,907	349,331	16,366	410,950
Receivable for investments sold	80,595	46,030	—	—
Reclaims receivable	—	—	14,671	—
Variation margin on centrally cleared swap agreements	1,007	—	—	—
Prepaid expenses	7,907	7,906	3,145	3,157
Total Assets	30,466,904	28,457,943	11,919,914	30,389,320
Liabilities:
Distributions payable	11,949	3,698	—	—
Unrealized depreciation on forward foreign currency
exchange contracts	6,099	8,655	—	9,238
Swap agreements, at value	8,499	16,845	—	—
Payable for investments purchased	306,600	214,710	—	—
Cash received as collateral for derivatives	—	—	—	600,000
Payable for capital shares redeemed	—	7	—	—
Variation margin on futures contracts	—	141	—	—
Accrued expenses and other payables:
Investment Management	9,773	11,435	1,267	12,033
Administration	987	924	386	970
Shareholder Servicing	405	45	—	—
Accounting	7,321	8,635	4,053	5,970
Custodian	2,487	1,811	2,259	3,453
Professional	16,854	16,813	16,061	16,643
Printing	5,529	5,085	2,112	5,443
Transfer Agent	461	417	246	173
Trustee	54	51	22	57
Other	467	608	1,315	288
Total Liabilities	377,485	289,880	27,721	654,268
Net Assets	$30,089,419	$28,168,063	$11,892,193	$29,735,052
74 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Assets and Liabilities—as of October 31, 2017 (continued)

			Global	Euro
	Global	Global	Equity	High Yield
	High Yield	High Income	Volatility	Bond Fund
	Bond Fund	Bond Fund	Focused Fund	(USD Hedged)
Composition of Net Assets:
Capital	$29,224,498	$26,804,732	$10,188,454	$25,818,140
Accumulated net investment income/(loss)	25,056	(92,112)	172,449	(931,812)
Accumulated net realized gains/(losses) from investments	(465,369)	(19,676)	186,855	—
Net unrealized appreciation/(depreciation) on investments	1,305,234	1,475,119	1,344,435	4,848,724
Net Assets	$30,089,419	$28,168,063	$11,892,193	$29,735,052

Net Assets:
Class A Shares	$2,049,134	$292,116	$117,892	$118,427
Class I Shares	28,040,285	27,875,947	11,774,301	29,616,625
Total	$30,089,419	$28,168,063	$11,892,193	$29,735,052
Shares Outstanding:
($0.001 par value, unlimited number of shares authorized):
Class A Shares	200,208	27,953	10,164	10,415
Class I Shares	2,731,939	2,656,889	1,009,236	2,595,051
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$10.24	$10.45	$11.60	$11.37
Class I Shares	$10.26	$10.49	$11.67	$11.41
Maximum Sales Charge:
Class A Shares	4.75%	4.75%	5.00%	4.75%
Maximum Offering Price per share
(Net Asset Value / (100%-maximum sales charge))
Class A Shares	$10.75	$10.97	$12.21	$11.94
Investments in securities, at cost	$28,569,088	$26,573,755	$10,541,324	$23,860,761
Foreign Currency, at cost	$139,567	$32,101	$—	$1,141,306

See notes to financial statements.	HSBC FAMILY OF FUNDS 75

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2017

	Emerging Markets Debt Fund	Frontier Markets Fund	Total Return Fund	Asia ex-Japan Smaller Companies Equity Fund
Investment Income:
Interest	$1,890,507	$180,888	$946,995	$—
Dividends	5,276	1,353,786	20,358	355,729
Foreign tax withholding	(42,378)	(73,440)	(4,215)	(29,158)
Total Investment Income	1,853,405	1,461,234	963,138	326,571
Expenses:
Investment Management	178,145	545,579	224,691	127,515
Operational Support:
Class A Shares	1,128	8,404	2,485	477
Class I Shares	1,203	4,854	6,348	1,298
Administration:
Class A Shares	418	2,943	795	177
Class I Shares	13,402	14,042	9,521	4,768
Class S Shares*	—	—	—	14
Shareholder Servicing:
Class A Shares	1,305	18,911	5,109	811
Accounting	71,397	58,099	54,219	70,556
Administrative Services	25,504	2,566	611	—
Compliance Services	754	1,099	694	489
Custodian	72,285	198,057	74,255	126,206
Printing	14,557	16,332	8,419	5,375
Professional	103,260	70,098	105,572	74,219
Transfer Agent	22,990	305,505	122,276	9,298
Trustee	1,782	2,640	2,163	727
Registration fees	35,994	30,757	37,708	36,058
Other	9,502	15,158	23,922	10,359
Total expenses before fee and expense reductions	553,626	1,295,044	678,788	468,347
Fees voluntarily reduced/reimbursed by Investment Adviser	(1,257)	(5,695)	(6,806)	(1,317)
Fees contractually reduced/reimbursed by Investment Adviser	(364,333)	(449,360)	(331,852)	(282,747)
Fees voluntarily reduced by Sub-Administrator	(5,366)	(5,914)	(6,634)	(3,869)
Net Expenses	182,670	834,075	333,496	180,414

Net Investment Income	1,670,735	627,159	629,642	146,157

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities and foreign
currency translations (a)	133,415	(1,141,141)	(444,507)	1,739,607
Net realized gains/(losses) from options transactions	—	—	16,578	—
Net realized gains/(losses) from futures contracts	(4,999)	—	(38,591)	—
Net realized gains/(losses) from forward foreign currency
exchange contracts	182,527	—	713,708	—
Net realized gains/(losses) from swap agreements	(36,151)	—	(566,862)	—
Change in unrealized appreciation/depreciation on investments in
securities, and foreign currency translations (b)	357,482	8,390,721	(718,193)	1,210,035
Change in unrealized appreciation/depreciation on futures contracts	27,580	—	2,825	—
Change in unrealized appreciation/depreciation on forward foreign
currency contracts	(56,219)	—	(532,555)	—
Change in unrealized appreciation/depreciation on swap agreements	95,249	—	395,946	—
Net realized/unrealized gains/(losses) on investments	698,884	7,249,580	(1,171,651)	2,949,642
Change in Net Assets Resulting from Operations	$2,369,619	$7,876,739	$(542,009)	$3,095,799
____________________

*	Class S Shares were liquidated on April 27, 2017 and February 23, 2017 for Total Return Fund and Asia ex-Japan smaller Companies fund, respectively, and are no longer offered.
(a)	For Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund, net of foreign capital gains taxes of $122,986 and $11,269, respectively.
(b)	For Emerging Markets Debt Fund, Frontier Markets Fund and Asia ex-Japan Smaller Companies Equity Fund, net of change in foreign capital gains taxes of $6,959, $(18,397) and $34,530, respectively.

76 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Operations—For the year ended October 31, 2017 (continued)

	Global High Yield Bond Fund	Global High Income Bond Fund	Global Equity Volatility Focused Fund	Euro High Yield Bond Fund (USD Hedged)
Investment Income:
Interest	$1,504,534	$1,077,706	$—	$1,101,318
Dividends	23,746	15,820	321,653	1,175
Foreign tax withholding	—	(3,573)	(21,984)	(492)
Total Investment Income	1,528,280	1,089,953	299,669	1,102,001
Expenses:
Investment Management	187,212	176,665	82,871	184,518
Operational Support:
Class A Shares	1,722	247	110	113
Administration:
Class A Shares	671	97	43	44
Class I Shares	10,534	10,477	4,255	11,000
Shareholder Servicing:
Class A Shares	4,087	354	—	—
Accounting	83,164	96,307	53,428	68,874
Compliance Services	700	667	273	644
Custodian	12,169	9,257	8,265	13,661
Printing	9,557	11,857	3,856	9,575
Professional	70,643	72,833	55,910	58,630
Transfer Agent	7,166	7,271	5,230	5,239
Trustee	1,715	1,630	655	1,703
Registration fees	34,616	34,252	28,116	28,851
Other	8,315	7,514	11,194	5,863
Total expenses before fee and expense reductions	432,271	429,428	254,206	388,715
Fees contractually reduced/reimbursed by Investment Adviser	(192,107)	(207,463)	(146,307)	(158,304)
Fees voluntarily reduced by Sub-Administrator	(3,532)	(3,532)	(2,453)	(2,880)
Net Expenses	236,632	218,433	105,446	227,531

Net Investment Income	1,291,648	871,520	194,223	874,470

Realized/Unrealized Gains/(Losses) from Investments:
Net realized gains/(losses) from investments in securities and foreign
currency translations	121,360	272,834	526,519	715,230
Net realized gains/(losses) from forward foreign currency
exchange contracts	(240,538)	(400,174)	—	(2,182,690)
Net realized gains/(losses) from swap agreements	103,796	6,692	—	—
Change in unrealized appreciation/depreciation on investments in
securities, and foreign currency translations	910,375	731,296	1,064,616	2,523,871
Change in unrealized appreciation/depreciation on futures contracts	—	28	—	—
Change in unrealized appreciation/depreciation on forward foreign
currency contracts	(12,701)	(6,293)	—	365,253
Change in unrealized appreciation/depreciation on swap agreements	16,436	23,952	—	—
Net realized/unrealized gains/(losses) on investments	898,728	628,335	1,591,135	1,421,664
Change in Net Assets Resulting from Operations	$2,190,376	$1,499,855	$1,785,358	$2,296,134

See notes to financial statements.	HSBC FAMILY OF FUNDS 77

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets

	Emerging Markets Debt Fund		Frontier Markets Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2017	2016	2017	2016
Investment Activities:
Operations
Net investment income/(loss)	$1,670,735	$416,910	$627,159	$1,264,074
Net realized gains/(losses) from investments	274,792	(14,735)	(1,141,141)	(22,772,343)
Change in unrealized appreciation/depreciation
on investments	424,092	484,114	8,390,721	17,195,522
Change in net assets resulting from operations	2,369,619	886,289	7,876,739	(4,312,747)

Distributions:
Net investment income:
Class A Shares	(51,279)	(28,346)	(130,080)	(743,705)
Class I Shares	(1,700,117)	(618,124)	(853,448)	(3,425,846)
Change in net assets resulting from distributions	(1,751,396)	(646,470)	(983,528)	(4,169,551)
Change in net assets resulting from capital transactions	43,518,129	(1,376,368)	(9,609,674)	(84,008,071)
Change in net assets	44,136,352	(1,136,549)	(2,716,463)	(92,490,369)

Net Assets:
Beginning of period	10,871,953	12,008,502	49,275,927	141,766,296
End of period	$55,008,305	$10,871,953	$46,559,464	$49,275,927
Accumulated net investment income (loss)	$15,985	$44,786	$377,600	$964,749

78 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Emerging Markets Debt Fund		Frontier Markets Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2017	2016	2017	2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$127,899	$271,090	$1,967,929	$1,484,893
Proceeds from merger (Note 9)	1,104,162	—	—	—
Dividends reinvested	47,154	28,256	110,103	699,224
Value of shares redeemed	(113,606)	(601,768)	(1,725,833)	(14,452,409)
Class A Shares capital transactions	1,165,609	(302,422)	352,199	(12,268,292)

Class I Shares:
Proceeds from shares issued	1,262,718	4,217,767	8,242,571	4,171,934
Proceeds from merger (Note 9)	49,003,085	—	—	—
Dividends reinvested	1,487,387	591,577	248,085	420,590
Value of shares redeemed	(9,400,670)	(5,883,290)	(18,452,529)	(76,332,303)
Class I Shares capital transactions	42,352,520	(1,073,946)	(9,961,873)	(71,739,779)
Change in net assets resulting from capital transactions	$43,518,129	$(1,376,368)	$(9,609,674)	$(84,008,071)

SHARE TRANSACTIONS:
Class A Shares:
Issued	12,171	26,866	148,167	126,624
Proceeds from merger (Note 9)	108,147	—	—	—
Reinvested	4,544	2,846	9,549	64,326
Redeemed	(11,224)	(59,729)	(134,146)	(1,396,242)
Change in Class A Shares	113,638	(30,017)	23,570	(1,205,292)

Class I Shares:
Issued	126,794	414,365	619,935	366,943
Proceeds from merger (Note 9)	4,823,546	—	—	—
Reinvested	143,748	59,821	21,461	38,551
Redeemed	(926,213)	(594,321)	(1,480,772)	(6,739,260)
Change in Class I Shares	4,167,875	(120,135)	(839,376)	(6,333,766)

See notes to financial statements.	HSBC FAMILY OF FUNDS 79

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Total Return Fund		Asia ex-Japan Smaller Companies Equity Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2017	2016	2017	2016
Investment Activities:
Operations:
Net investment income/(loss)	$629,642	$6,809,169	$146,157	$158,063
Net realized gains/(losses) from investments	(319,674)	(30,370,907)	1,739,607	32,179
Change in unrealized appreciation/depreciation
on investments	(851,977)	30,616,780	1,210,035	1,419,930
Change in net assets resulting from operations	(542,009)	7,055,042	3,095,799	1,610,172

Distributions:
Net investment income:
Class A Shares	(11,896)	(419,124)	(1,937)	(4,956)
Class I Shares	(127,620)	(27,626,404)	(161,034)	(164,415)
Class S Shares*	—	(1,555,057)	(1,732)	(1,774)
Net realized gains:
Class A Shares	—	(12,753)	—	—
Class I Shares	—	(837,740)	—	—
Class S Shares*	—	(44,984)	—	—
Change in net assets resulting from distributions	(139,516)	(30,496,062)	(164,703)	(171,145)
Change in net assets resulting from capital transactions	(57,765,966)	(1,119,075,724)	743,930	255,188
Change in net assets	(58,447,491)	(1,142,516,744)	3,675,026	1,694,215

Net Assets:
Beginning of period	72,169,333	1,214,686,077	11,407,655	9,713,440
End of period	$13,721,842	$72,169,333	$15,082,681	$11,407,655
Accumulated net investment income (loss)	$(491,320)	$(861,297)	$123,890	$134,404
____________________

*	Class S Shares were liquidated on April 27, 2017 and February 23, 2017 for Total Return Fund and Asia ex-Japan smaller Companies fund, respectively, and are no longer offered.

80 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Total Return Fund		Asia ex-Japan Smaller Companies Equity Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2017	2016	2017	2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,094,795	$3,448,491	$615,785	$316,607
Dividends reinvested	8,820	423,157	1,744	4,001
Value of shares redeemed	(7,458,943)	(3,478,104)	(21,911)	(291,452)
Class A Shares capital transactions	(6,355,328)	393,544	595,618	29,156

Class I Shares:
Proceeds from shares issued	3,158,792	41,522,923	128,538	59,843
Dividends reinvested	98,996	4,215,497	136,787	164,415
Value of shares redeemed	(54,665,259)	(1,140,336,346)	—	—
Class I Shares capital transactions	(51,407,471)	(1,094,597,926)	265,325	224,258

Class S Shares:*
Dividends reinvested	—	1,600,041	1,472	1,774
Value of shares redeemed	(3,167)	(26,471,383)	(118,485)	—
Class S Shares capital transactions	(3,167)	(24,871,342)	(117,013)	1,774
Change in net assets resulting from capital transactions	$(57,765,966)	$(1,119,075,724)	$743,930	$255,188

SHARE TRANSACTIONS:
Class A Shares:
Issued	108,831	352,107	50,504	33,533
Reinvested	878	44,869	170	418
Redeemed	(763,471)	(355,399)	(1,838)	(33,879)
Change in Class A Shares	(653,762)	41,577	48,836	72

Class I Shares:
Issued	317,456	4,321,448	11,282	5,990
Reinvested	9,782	444,859	13,384	17,216
Redeemed	(5,522,845)	(113,869,906)	—	—
Change in Class I Shares	(5,195,607)	(109,103,599)	24,666	23,206

Class S Shares:*
Reinvested	—	169,427	144	185
Redeemed	(315)	(2,719,904)	(10,352)	—
Change in Class S Shares	(315)	(2,550,477)	(10,208)	185
____________________

*	Class S Shares were liquidated on April 27, 2017 and February 23, 2017 for Total Return Fund and Asia ex-Japan smaller Companies fund, respectively, and are no longer offered.

See notes to financial statements.	HSBC FAMILY OF FUNDS 81

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global High Yield Bond Fund		Global High Income Bond Fund
	For the year	For the year	For the year	For the year
	ended	ended	ended	ended
	October 31,	October 31,	October 31,	October 31,
	2017	2016	2017	2016
Investment Activities:
Operations:
Net investment income/(loss)	$1,291,648	$1,155,494	$871,520	$849,872
Net realized gains/(losses) from investments	(15,382)	(367,434)	(120,648)	(51,313)
Change in unrealized appreciation/depreciation on investments	914,110	1,073,275	748,983	1,045,319
Change in net assets resulting from operations	2,190,376	1,861,335	1,499,855	1,843,878

Distributions:
Net investment income:
Class A Shares	(74,068)	(7,575)	(7,186)	(2,769)
Class I Shares	(1,287,782)	(1,051,239)	(863,926)	(732,511)
Change in net assets resulting from distributions	(1,361,850)	(1,058,814)	(871,112)	(735,280)
Change in net assets resulting from capital transactions	2,535,293	1,405,039	927,563	708,469
Change in net assets	3,363,819	2,207,560	1,556,306	1,817,067

Net Assets:
Beginning of period	26,725,600	24,518,040	26,611,757	24,794,690
End of period	$30,089,419	$26,725,600	$28,168,063	$26,611,757
Accumulated net investment income (loss)	$25,056	$182,535	$(92,112)	$169,021

82 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global High Yield Bond Fund		Global High Income Bond Fund
	For the year ended October 31, 2017	For the year ended October 31, 2016	For the year ended October 31, 2017	For the year ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,424,531	$408,191	$169,516	$1,047
Dividends reinvested	72,813	7,334	6,687	2,598
Value of shares redeemed	(59,691)	—	—	—
Class A Shares capital transactions	1,437,653	415,525	176,203	3,645

Class I Shares:
Proceeds from shares issued	—	—	40,029	14,801
Dividends reinvested	1,097,640	989,514	737,268	690,079
Value of shares redeemed	—	—	(25,937)	(56)
Class I Shares capital transactions	1,097,640	989,514	751,360	704,824
Change in net assets resulting from capital transactions	$2,535,293	$1,405,039	$927,563	$708,469

SHARE TRANSACTIONS:
Class A Shares:
Issued	142,914	40,712	16,850	101
Reinvested	7,265	756	661	262
Redeemed	(5,928)	—	—	—
Change in Class A Shares	144,251	41,468	17,511	363

Class I Shares:
Issued	—	—	3,881	1,460
Reinvested	109,281	102,982	72,746	69,540
Redeemed	—	—	(2,558)	(5)
Change in Class I Shares	109,281	102,982	74,069	70,995

See notes to financial statements.	HSBC FAMILY OF FUNDS 83

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global Equity Volatility Focused Fund		Euro High Yield Bond Fund (USD Hedged)
	For the year ended October 31, 2017	For the period Nov. 4, 2015(a) through Oct. 31, 2016	For the year ended October 31, 2017	For the period Jan. 19, 2016(a) through Oct. 31, 2016
Investment Activities:
Operations:
Net investment income/(loss)	$194,223	$172,612	$874,470	$717,663
Net realized gains/(losses) from investments	526,519	(339,267)	(1,467,460)	(36,943)
Change in unrealized appreciation/depreciation on investments	1,064,616	279,819	2,889,124	1,959,600
Change in net assets resulting from operations	1,785,358	113,164	2,296,134	2,640,320

Distributions:
Net investment income:
Class A Shares	(1,680)	(238)	(2,707)	(1,174)
Class I Shares	(174,001)	(28,041)	(687,587)	(299,738)
Net realized gains:
Class A Shares	—	—	(711)	—
Class I Shares	—	—	(177,087)	—
Tax return of capital:
Class A Shares	—	—	(696)	—
Class I Shares	—	—	(176,629)	—
Change in net assets resulting from distributions	(175,681)	(28,279)	(1,045,417)	(300,912)
Change in net assets resulting from capital transactions	169,352	10,028,279	888,932	25,255,995
Change in net assets	1,779,029	10,113,164	2,139,649	27,595,403

Net Assets:
Beginning of period	10,113,164	—	27,595,403	—
End of period	$11,892,193	$10,113,164	$29,735,052	$27,595,403
Accumulated net investment income (loss)	$172,449	$152,883	$(931,812)	$213,210
____________________

(a)	Commencement of operations.

84 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Global Equity Volatility Focused Fund		Euro High Yield Bond Fund (USD Hedged)
	For the year ended October 31, 2017	For the period Nov. 4, 2015(a) through Oct. 31, 2016	For the year ended October 31, 2017	For the period Jan. 19, 2016(a) through Oct. 31, 2016
CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$100,000	$—	$100,000
Dividends reinvested	1,429	238	3,498	999
Class A Shares capital transactions	1,429	100,238	3,498	100,999

Class I Shares:
Proceeds from shares issued	19,999	9,900,000	—	24,900,000
Dividends reinvested	147,924	28,041	885,434	254,996
Class I Shares capital transactions	167,923	9,928,041	885,434	25,154,996
Change in net assets resulting from capital transactions	$169,352	$10,028,279	$888,932	$25,255,995

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	10,000	—	10,000
Reinvested	140	24	323	92
Change in Class A Shares	140	10,024	323	10,092

Class I Shares:
Issued	1,949	990,000	—	2,490,000
Reinvested	14,446	2,841	81,635	23,416
Change in Class I Shares	16,395	992,841	81,635	2,513,416
____________________

(a)	Commencement of operations.

See notes to financial statements.	HSBC FAMILY OF FUNDS 85

HSBC EMERGING MARKETS DEBT FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(a)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (b)
CLASS A SHARES
Year Ended October 31, 2017	$10.29	$0.45	(c)	$0.08	$0.53	$(0.48)	$—	$(0.48)	$10.34	5.29%	$1,640	0.85%	4.33%	1.83%	50%
Year Ended October 31, 2016	9.89	0.35	(c)	0.54	0.89	(0.49)	—	(0.49)	10.29	9.36%	463	1.07%	3.55%	3.13%	91%
Year Ended October 31, 2015	10.37	0.37	(c)	(0.42)	(0.05)	(0.43)	—	(0.43)	9.89	(0.52)%	742	1.20%	3.64%	1.84%	90%
Year Ended October 31, 2014	10.42	0.37		0.13	0.50	(0.39)	(0.16)	(0.55)	10.37	5.07%	1,195	1.20%	3.59%	1.51%	51%
Year Ended October 31, 2013	11.42	0.43		(0.74)	(0.31)	(0.47)	(0.22)	(0.69)	10.42	(2.84)%	1,042	1.20%	3.92%	1.48%	53%
CLASS I SHARES
Year Ended October 31, 2017	10.24	0.49	(c)	0.06	0.55	(0.50)	—	(0.50)	10.29	5.57%	53,368	0.50%	4.68%	1.54%	50%
Year Ended October 31, 2016	9.91	0.39	(c)	0.54	0.93	(0.60)	—	(0.60)	10.24	9.70%	10,409	0.70%	3.90%	2.83%	91%
Year Ended October 31, 2015	10.39	0.40	(c)	(0.41)	(0.01)	(0.47)	—	(0.47)	9.91	(0.11)%	11,267	0.85%	3.97%	1.29%	90%
Year Ended October 31, 2014	10.44	0.41		0.13	0.54	(0.43)	(0.16)	(0.59)	10.39	5.43%	40,839	0.85%	3.99%	1.16%	51%
Year Ended October 31, 2013	11.44	0.45		(0.72)	(0.27)	(0.51)	(0.22)	(0.73)	10.44	(2.52)%	41,027	0.85%	4.19%	1.13%	53%

(a)	Total return calculations do not include any sales or redemption charges.
(b)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(c)	Calculated based on average shares outstanding.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

86 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC FRONTIER MARKETS FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2017	$11.94	$0.16	$2.23	$2.39	$(0.23)	$—	$(0.23)	$14.10	(d)	20.41%	$8,676	2.20%	1.20%	3.28%	44%
Year Ended October 31, 2016	12.11	0.13	0.14	0.27	(0.44)	—	(0.44)	11.94		2.59%	7,069	2.18%	1.17%	2.55%	8%
Year Ended October 31, 2015	14.95	0.12	(1.81)	(1.69)	(0.09)	(1.06)	(1.15)	12.11		(11.67)%	21,756	2.20%	0.96%	2.20%	66%
Year Ended October 31, 2014	13.06	0.20	2.14	2.34	(0.05)	(0.40)	(0.45)	14.95		18.38%	44,837	2.20%	1.38%	2.24%	64%
Year Ended October 31, 2013	10.93	0.08	2.45	2.53	(0.40)	—	(0.40)	13.06		23.85%	18,342	2.20%	0.60%	2.69%	44%
CLASS I SHARES
Year Ended October 31, 2017	12.02	0.19	2.25	2.44	(0.28)	—	(0.28)	14.18	(d)	20.78%	37,883	1.85%	1.49%	2.90%	44%
Year Ended October 31, 2016	12.19	0.22	0.09	0.31	(0.48)	—	(0.48)	12.02		2.99%	42,207	1.82%	1.93%	2.20%	8%
Year Ended October 31, 2015	15.08	0.19	(1.85)	(1.66)	(0.17)	(1.06)	(1.23)	12.19		(11.42)%	120,010	1.85%	1.44%	1.86%	66%
Year Ended October 31, 2014	13.15	0.23	2.17	2.40	(0.07)	(0.40)	(0.47)	15.08		18.77%	173,616	1.85%	1.57%	1.90%	64%
Year Ended October 31, 2013	10.97	0.15	2.43	2.58	(0.40)	—	(0.40)	13.15		24.25%	70,273	1.85%	1.20%	2.38%	44%

(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)

The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 87

HSBC TOTAL RETURN FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover (c)
CLASS A SHARES
Year Ended October 31, 2017	$9.95	$0.26	$(0.16)	$0.10	$(0.07)	$—	$(0.07)	$9.98	1.05%	$1,292	1.59%	2.64%	3.19%	116%
Year Ended October 31, 2016	10.20	0.21	0.14	0.35	(0.58)	(0.02)	(0.60)	9.95	3.74%	7,790	1.56%	2.12%	1.99%	47%
Year Ended October 31, 2015	10.36	0.05	(0.06)	(0.01)	(0.15)	—	(0.15)	10.20	(0.07)%	7,562	1.52%	0.52%	1.52%	26%
Year Ended October 31, 2014	10.13	0.04	0.41	0.45	(0.18)	(0.04)	(0.22)	10.36	4.50%	406	1.52%	0.44%	1.52%	77%
Year Ended October 31, 2013	10.32	0.10	(0.21)	(0.11)	(0.05)	(0.03)	(0.08)	10.13	(1.06)%	268	1.47%	0.94%	1.47%	64%
CLASS I SHARES
Year Ended October 31, 2017	10.01	0.25	(0.10)	0.15	(0.10)	—	(0.10)	10.06	1.45%	12,430	1.24%	2.48%	2.53%	116%
Year Ended October 31, 2016	10.22	0.23	0.16	0.39	(0.58)	(0.02)	(0.60)	10.01	4.16%	64,376	1.24%	2.40%	1.37%	47%
Year Ended October 31, 2015	10.38	0.06	(0.04)	0.02	(0.18)	—	(0.18)	10.22	0.21%	1,181,045	1.13%	0.56%	1.13%	26%
Year Ended October 31, 2014	10.15	0.08	0.40	0.48	(0.21)	(0.04)	(0.25)	10.38	4.85%	1,025,926	1.17%	0.77%	1.17%	77%
Year Ended October 31, 2013	10.33	0.13	(0.20)	(0.07)	(0.08)	(0.03)	(0.11)	10.15	(0.66)%	642,545	1.18%	1.33%	1.18%	64%
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

88 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC ASIA EX-JAPAN SMALLER COMPANIES EQUITY FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2017	$11.04	$0.18	$2.66	$2.84	$(0.13)	$—	$(0.13)	$13.75	26.09%	$896	1.75%	1.45%	3.94%	97%
Year Ended October 31, 2016	9.59	0.10	1.46	1.56	(0.11)	—	(0.11)	11.04	16.29%	181	1.72%	0.98%	3.88%	93%
Period Ended October 31, 2015(e)	10.00	0.10	(0.49)	(0.39)	(0.02)	—	(0.02)	9.59	(3.82)%	156	1.75%	1.03%	3.64%	146%
CLASS I SHARES
Year Ended October 31, 2017	11.05	0.14	2.73	2.87	(0.16)	—	(0.16)	13.76	26.47%	14,186	1.40%	1.14%	3.66%	97%
Year Ended October 31, 2016	9.62	0.15	1.45	1.60	(0.17)	—	(0.17)	11.05	16.75%	11,114	1.36%	1.55%	3.57%	93%
Period Ended October 31, 2015(e)	10.00	0.13	(0.49)	(0.36)	(0.02)	—	(0.02)	9.62	(3.49)%	9,461	1.40%	1.33%	3.38%	146%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 11, 2014.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 89

HSBC GLOBAL HIGH YIELD BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period		Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2017	$9.97	$0.42	$0.30	$0.72	$(0.45)	$—	$(0.45)	$10.24		7.45%	$2,049	1.15%	4.15%	1.81%	42%
Year Ended October 31, 2016	9.67	0.41	0.28	0.69	(0.39)	—	(0.39)	9.97		7.37%	558	1.15%	4.27%	1.72%	50%
Period Ended October 31, 2015(e)	10.00	0.12	(0.34)	(0.22)	(0.11)	—	(0.11)	9.67		(2.23)%	140	1.15%	4.13%	1.93%	31%
CLASS I SHARES
Year Ended October 31, 2017	9.98	0.45	0.31	0.76	(0.48)	—	(0.48)	10.26		7.84%	28,040	0.80%	4.50%	1.48%	42%
Year Ended October 31, 2016	9.68	0.45	0.26	0.71	(0.41)	—	(0.41)	9.98	(f)	7.68%	26,168	0.80%	4.64%	1.59%	50%
Period Ended October 31, 2015(e)	10.00	0.13	(0.34)	(0.21)	(0.11)	—	(0.11)	9.68		(2.15)%	24,378	0.80%	4.45%	1.64%	31%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
(f)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

90 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC GLOBAL HIGH INCOME BOND FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2017	$10.24	$0.29	$0.23	$0.52	$(0.31)	$—	$(0.31)	$10.45	5.24%	$292	1.15%	2.86%	1.81%	44%
Year Ended October 31, 2016	9.83	0.30	0.38	0.68	(0.27)	—	(0.27)	10.24	7.04%	107	1.15%	2.99%	1.71%	47%
Period Ended October 31, 2015(e)	10.00	0.09	(0.18)	(0.09)	(0.08)	—	(0.08)	9.83	(0.93)%	99	1.15%	2.89%	1.89%	24%
CLASS I SHARES
Year Ended October 31, 2017	10.26	0.33	0.23	0.56	(0.33)	—	(0.33)	10.49	5.62%	27,876	0.80%	3.21%	1.58%	44%
Year Ended October 31, 2016	9.83	0.33	0.39	0.72	(0.29)	—	(0.29)	10.26	7.43%	26,505	0.80%	3.34%	1.61%	47%
Period Ended October 31, 2015(e)	10.00	0.10	(0.18)	(0.08)	(0.09)	—	(0.09)	9.83	(0.84)%	24,696	0.80%	3.24%	1.61%	24%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on July 14, 2015.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 91

HSBC GLOBAL EQUITY VOLATILITY FOCUSED FUND
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended October 31, 2017	$10.05	$0.15	$1.57	$1.72	$(0.17)	$—	$(0.17)	$11.60	17.32%	$118	1.30%	1.41%	2.40%	62%
Period Ended October 31, 2016(e)	10.00	0.14	(0.07)	0.07	(0.02)	—	(0.02)	10.05	0.74%	101	1.30%	1.40%	2.55%	41%
CLASS I SHARES
Year Ended October 31, 2017	10.08	0.19	1.58	1.77	(0.18)	—	(0.18)	11.67	17.76%	11,774	0.95%	1.76%	2.30%	62%
Period Ended October 31, 2016(e)	10.00	0.17	(0.06)	0.11	(0.03)	—	(0.03)	10.08	1.09%	10,012	0.95%	1.75%	2.43%	41%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on November 4, 2015.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

92 HSBC FAMILY OF FUNDS	See notes to financial statements.

HSBC EURO HIGH YIELD BOND FUND (USD HEDGED)
Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities			Distributions						Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)(c)	Portfolio Turnover (b)(d)
CLASS A SHARES
Year Ended
October 31, 2017	$10.92	$0.31	$0.54	$0.85	$(0.26)	$(0.07)	$(0.07)	$(0.40)	$11.37	8.05%	$118	1.05%	2.83%	1.47%	11%
Period Ended
October 31, 2016(e)	10.00	0.27	0.77	1.04	(0.12)	—	—	(0.12)	10.92	10.38%	110	1.05%	3.20%	1.64%	20%
CLASS I SHARES
Year Ended
October 31, 2017	10.94	0.34	0.54	0.88	(0.27)	(0.07)	(0.07)	(0.41)	11.41	8.29%	29,617	0.80%	3.08%	1.37%	11%
Period Ended
October 31, 2016(e)	10.00	0.29	0.76	1.05	(0.12)	—	—	(0.12)	10.94	10.51%	27,485	0.80%	3.45%	1.51%	20%

(a)	Calculated based on average shares outstanding.
(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.
(c)	Annualized for periods less than one year.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	Commencement of operations on January 19, 2016.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

See notes to financial statements.	HSBC FAMILY OF FUNDS 93

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017

1. Organization:

The HSBC Funds (the “Trust”), a Delaware statutory trust organized on March 2, 2016, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Effective June 24, 2016, the Funds (as defined below), which were previously series of HSBC Funds, a Massachusetts business trust, reorganized with and into corresponding series of the Trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of each Fund assumed the performance, financial and other historical information of those of the corresponding predecessor series. As of October 31, 2017, the Trust is composed of 13 separate operational funds, each a series of the HSBC Family of Funds. The accompanying financial statements are presented for the following eight funds (individually a “Fund”, collectively the “Funds” or the “Global Funds”):

Fund	Short Name
HSBC Emerging Markets Debt Fund	Emerging Markets Debt Fund
HSBC Frontier Markets Fund	Frontier Markets Fund
HSBC Total Return Fund	Total Return Fund
HSBC Asia ex-Japan Smaller Companies Equity Fund	Asia ex-Japan Fund
HSBC Global High Yield Bond Fund	Global High Yield Bond Fund
HSBC Global High Income Bond Fund	Global High Income Bond Fund
HSBC Global Equity Volatility Focused Fund	Global Equity Volatility Focused Fund
HSBC Euro High Yield Bond Fund (USD Hedged)	Euro High Yield Bond Fund

Financial statements for all other funds of the Trust are published separately. The Emerging Markets Debt Fund and Total Return Fund are non-diversified funds. The Frontier Markets Fund, Asia ex-Japan Fund, Global High Yield Bond Fund, Global High Income Bond Fund, Global Equity Volatility Focused Fund and Euro High Yield Bond Fund are diversified funds. The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $ 0.001 per share. The share classes offered by each Fund and the maximum sales charge for Class A Shares are summarized in the following table.

		Class A Shares
	Share	Maximum
Fund	Classes Offered	Sales Charge
Emerging Markets Debt Fund	A, I	4.75%
Frontier Markets Fund	A, I	5.00%
Total Return Fund	A, I	4.75%
Asia ex-Japan Fund	A, I	5.00%
Global High Yield Bond Fund	A, I	4.75%
Global High Income Bond Fund	A, I	4.75%
Global Equity Volatility Focused Fund	A, I	5.00%
Euro High Yield Bond Fund	A, I	4.75%

Class S shares of the Emerging Markets Debt Fund, Total Return Fund and Asia ex-Japan Fund were operational during the period but were liquidated and are no longer offered as of October 31, 2017.

Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges of each class of shares. Effective March 30, 2017, the Frontier Markets Fund resumed accepting orders from new investors. Prior to March 30, 2017, the Frontier Markets Fund was closed to new shareholders, subject to certain exceptions.

94 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Under the Trust’s organizational documents, the Trust’s officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Trust believes the risk of loss to be remote.

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Securities Valuation:

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 3 below.

Investment Transactions and Related Income:

Investment transactions are accounted for no later than one business day after trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount based on effective yield. Dividend income is recorded on the ex-dividend date except in the case of certain foreign securities, in which case dividends are recorded as soon as such information becomes available. For derivative contracts, realized gains and losses are recorded upon settlement of the contract.

Foreign Currency Translation:

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities at the close of each business day. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

Foreign Taxes:

Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. The Funds may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue foreign capital gains taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest. Such tax accrual is based in part on actual and estimated realized gains. Estimated realized gains are subject to change and such change could be material. However, management’s conclusions may be subject to future review and change based on changes in, or the interpretation of, the accounting standards or tax laws and regulations.

HSBC FAMILY OF FUNDS 95

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Restricted Securities and Illiquid Securities:

The Funds may invest in restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or another exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser (as defined in Note 4) based on procedures established by the Board of Trustees (the “Board”). Therefore, not all restricted securities are considered illiquid. To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, such securities will be valued based upon all relevant factors as outlined in Securities and Exchange Commission (SEC) Financial Reporting Release No. 1. Disposal of restricted securities may involve time consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

Participation Notes and Participatory Notes:

The Funds may invest in participation notes or participatory notes (“P-notes”). P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. If the P-note were held to maturity, the issuer would pay to, or receive from, the purchaser the difference between the nominal value of the underlying instruments at the time of purchase and that instrument’s value at maturity. The holder of a P-note that is linked to a particular underlying security or instrument may be entitled to receive any dividends paid in connection with that underlying security or instrument, but typically does not receive voting rights as it would if it directly owned the underlying security or instrument. P-notes involve transaction costs. Investments in P-notes involve the same risks associated with a direct investment in the underlying securities, instruments or markets that they seek to replicate. In addition, there can be no assurance that there will be a trading market for a P-note or that the trading price of a P-note will equal the underlying value of the security, instrument or market that it seeks to replicate. Due to liquidity and transfer restrictions, the secondary markets on which a P-note is traded may be less liquid than the market for other securities, or may be completely illiquid, which may also affect the ability of a Fund to accurately value a P-note. P-notes typically constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, which subjects a Fund that holds them to counterparty risk (and this risk may be amplified if the Fund purchases P-notes from only a small number of issuers).

Derivative Instruments:

All open derivative positions at period end are reflected on the Funds’ Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Funds, including the primary underlying risk exposure related to each instrument type.

Forward Foreign Currency Exchange Contracts:

Each Fund may enter into forward foreign currency exchange contracts. The Funds may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, to hedge the U.S. dollar value of securities denominated in a particular currency or to enhance return. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

96 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Forward foreign currency exchange contracts may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

During the year ended October 31, 2017, the following Funds entered into forward foreign currency exchange contracts to gain exposure to certain markets and for hedging purposes. The notional amount of forward foreign currency exchange contracts outstanding as of October 31, 2017 and the monthly average notional amount for these contracts during the year ended October 31, 2017 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Long	Short	Long	Short
Forward Foreign Currency Exchange Contracts:
Emerging Markets Debt Fund	4,757,122	(3,300,135)	4,150,370	(3,770,816)
Total Return Fund	8,347,460	(11,629,693)	29,431,760	(31,385,659)
Global High Yield Bond Fund	—	(9,159,849)	174,151	(6,354,336)
Global High Income Bond Fund	—	(12,917,684)	129,673	(8,806,816)
Euro High Yield Bond Fund	237,292	(29,601,173)	371,220	(27,821,713)

Option Contracts:

The Funds may purchase or write put and call options on securities, indices, foreign currencies and derivative instruments. When purchasing options, the Funds pay a premium which is recorded as the cost basis in the investment and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When writing options, the Funds receive a premium which is recorded as a liability and which is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses.

The Funds may purchase or write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Funds may enter into interest rate swaption agreements for hedging purposes. A swaption is an option to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises their option. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed rate receiver or a fixed rate buyer. The Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in interest rates.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. Option contracts may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities. During the year ended October 31, 2017, the Total Return Fund invested in option contracts to gain exposure to certain markets and for hedging purposes.

HSBC FAMILY OF FUNDS 97

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The gross notional amount of option contracts outstanding as of October 31, 2017, and the monthly average notional amount for these contracts for the year ended October 31, 2017 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Option Contracts:
Total Return Fund	$ —	$6,558(a)
____________________

(a)	For the period November 1, 2016 to November 30, 2016, March 1, 2017 to May 31, 2017 and September 1, 2017 to September 30, 2017.

Futures Contracts:

The Funds may invest in futures contracts for the purpose of hedging existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest conditions. Upon entering into futures contracts, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin”, are made or received each day, depending on the daily fluctuations in the fair value of the underlying security. The Funds recognize an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the amounts reflected on the Statements of Assets and Liabilities as variation margin. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Funds and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. During the year ended October 31, 2017, the Emerging Markets Debt Fund, Total Return Fund and Global High Income Bond Fund invested in futures contracts to gain exposure to certain markets and for hedging purposes. The gross notional amount of futures contracts outstanding as of October 31, 2017, and the monthly average notional amount for these contracts for the year ended October 31, 2017 were as follows:

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
Futures Contracts:	Long	Short	Long	Short
Emerging Markets Debt Fund	2,930,756	(1,777,773)	2,930,756(a)	(1,777,773)	(b)
Total Return Fund	2,587,138	—	1,452,611(c)	(635,584)	(d)
Global High Income Bond Fund	234,347	—	234,347(a)	—
____________________

(a)	For the period October 1, 2017 to October 31, 2017.
(b)	For the period September 1, 2017 to October 31, 2017.
(c)	For the period July 1, 2017 to October 31, 2017.
(d)	For the period December 1, 2016 to February 28, 2017 and April 1, 2017 to August 31, 2017.

Swap Agreements:

The Funds may enter into swap contracts in accordance with their investment objectives and policies. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or cleared through a third party, known as a clearing organization (“centrally cleared swaps”). The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term specified index includes currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices.

98 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The Funds will usually enter into swaps on a net basis, which means that the two return streams are netted out in a cash settlement on the payment date or dates specified in the instrument with a Fund receiving or paying only the net amount of the two returns. Upfront receipts and payments are recorded as a liability or asset, respectively. These upfront receipts and payments are amortized or accreted to gains or losses over the life of the swap agreement. Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the clearing organization. Changes in market value, if any, are reflected as a component of net change in “unrealized appreciation or depreciation on swap agreements”. Daily changes in valuation of centrally cleared swaps, if any, are recorded as “variation margin on swap agreements”. Net periodic payments received or paid by the Funds are recorded as “realized gains or losses on swap agreements”. A Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are generally collateralized by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities or by pledging such securities as collateral.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive.

Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index and are subject to credit risk exposure. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding for which a Fund is the seller of protection are disclosed in the Schedules of Portfolio Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

The Funds remain subject to credit risk with respect to the amount they expect to receive from counterparties. However, the Funds have sought to mitigate these risks by generally requiring the posting of collateral to a Fund at prearranged exposure levels to cover a Fund’s exposure to the counterparty. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to a Fund. Swap agreements may involve credit or market risk in excess of the amounts reflected on the Statements of Assets and Liabilities.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used.

HSBC FAMILY OF FUNDS 99

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

During the year ended October 31, 2017, the Total Return Fund entered into interest rate swap agreements to manage its exposure to interest rates and as a substitute for investing directly in securities. The Emerging Markets Debt Fund, Total Return Fund, Global High Yield Bond Fund and Global High Income Bond Fund entered into credit default swap agreements primarily to manage and/or gain exposure to credit risk. The notional amount of swap agreements outstanding as of October 31, 2017 and the monthly average notional amount for these agreements during the year ended October 31, 2017 were as follows:

	Outstanding	Monthly Average
	Notional Amount ($)	Notional Amount ($)
Interest Rate Swap Agreements:
Total Return Fund	4,466,937	9,662,530

	Outstanding		Monthly Average
	Notional Amount ($)		Notional Amount ($)
	Buy	Sell	Buy	Sell
	Protection	Protection	Protection	Protection
Credit Default Swap Agreements:
Emerging Markets Debt Fund	750,000	(2,580,000)	1,089,167	(2,641,583)
Total Return Fund	4,596,000	(5,416,000)	12,696,583	(8,048,333)
Global High Yield Bond Fund	—	(1,309,239)	—	(1,318,073)
Global High Income Bond Fund	—	(660,000)	—	(660,000)

Summary of Derivative Instruments:

The following is a summary of the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of October 31, 2017:

	Assets				Liabilities
	Unrealized				Unrealized
	Appreciation				Depreciation
	on Forward				on Forward
	Foreign	Variation	Investments		Foreign	Variation	Written
	Currency	Margin	at value for	Swap	Currency	Margin	Options	Swap
	Exchange	on Futures	Written	Agreements	Exchange	on Futures	at Fair	Agreements
Fund	Contracts ($)	Contracts ($)*	options ($)*	at Value ($)*	Contracts ($)	Contracts ($)*	Value ($)*	at Value ($)*
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	122,917	—	—	—	168,279	—	—	—
Total Return Fund	414,138	—	—	—	222,569	—	—	—
Global High Yield Bond Fund	72,624	—	—	—	6,099	—	—	—
Global High Income Bond Fund	102,419	—	—	—	8,655	—	—	—
Euro High Yield Bond Fund	941,050	—	—	—	9,238	—	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	—	11,625	—	—	—	57,980
Total Return Fund	—	—	—	92,807	—	—	—	16,353
Global High Yield Bond Fund	—	—	—	74,199	—	—	—	8,499
Global High Income Bond Fund	—	—	—	—	—	—	—	16,845

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	28,648	—	—	—	1,068	—	—
Total Return Fund	—	—	—	133,658	—	9,013	—	102,500
Global High Income Bond Fund	—	28	—	—	—	—	—	—
____________________

*

Total fair value is presented by Primary Risk Exposure. For forward currency contracts, such amounts represent the appreciation (for asset derivatives) or depreciation (for liability derivatives). For futures contracts, the amounts represent their cumulative appreciation/depreciation, which includes movements of variation margin. Centrally cleared swaps are reported at value, which includes movements of variation margin.

100 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The following is a summary of the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended October 31, 2017:

	Realized Gain (Loss) on Derivatives
	Recognized as a Result from Operations
	Net Realized Gains
	(Losses) from	Net Realized	Net Realized	Net Realized
	Forward Foreign	Gains (Losses)	Gains (Losses)	Gains (Losses)
	Currency Exchange	from Futures	from Option	from Swap
Fund	Contracts ($)	Contracts ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	182,527	—	—	—
Total Return Fund	713,708	—	—	—
Global High Yield Bond Fund	(240,538)	—	—	—
Global High Income Bond Fund	(400,174)	—	—	—
Euro High Yield Bond Fund	(2,182,690)	—	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	—	(36,151)
Total Return Fund	—	—	—	(441,824)
Global High Yield Bond Fund	—	—	—	103,796
Global High Income Bond Fund	—	—	—	6,692

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	(4,999)	—	—
Total Return Fund	—	(38,591)	16,578	(125,038)

	Net Change in Unrealized Appreciation/Depreciation on
	Derivatives Recognized as a Result from Operations
	Change in Unrealized	Change in	Change in
	Appreciation/	Unrealized	Unrealized
	Depreciation on	Appreciation/	Appreciation/
	Forward Foreign	Depreciation	Depreciation
	Currency Exchange	on Futures	on Swap
Fund	Contracts ($)	Contracts ($)	Agreements ($)
Foreign Exchange Rate Risk Exposure:
Emerging Markets Debt Fund	(56,219)	—	—
Total Return Fund	(532,555)	—	—
Global High Yield Bond Fund	(12,701)	—	—
Global High Income Bond Fund	(6,293)	—	—
Euro High Yield Bond Fund	365,253	—	—

Credit Contracts Risk Exposure:
Emerging Markets Debt Fund	—	—	95,249
Total Return Fund	—	—	164,107
Global High Yield Bond Fund	—	—	16,436
Global High Income Bond Fund	—	—	23,952

Interest Rate Risk Exposure:
Emerging Markets Debt Fund	—	27,580	—
Total Return Fund	—	2,825	231,839
Global High Income Bond Fund	—	28	—

HSBC FAMILY OF FUNDS 101

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The Funds are generally subject to master netting arrangements that allow for amounts owed between each Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting arrangements do not apply to amounts owed to/from different counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to legally enforceable master netting arrangements in the Statements of Assets and Liabilities. The tables below present the gross and net amounts of the assets and liabilities with any offsets to reflect the Funds’ ability to reflect the master netting arrangements at October 31, 2017 in the Statements of Assets and Liabilities.

As of October 31, 2017, each Fund’s derivative assets and liabilities by type are as follows:

	Emerging Markets				Global High Yield		Global High Income		Euro High Yield
	Debt Fund		Total Return Fund		Bond Fund		Bond Fund		Bond Fund
	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities	Assets	Liabilities
Derivative Financial
Instruments:
Futures contracts	$1,094	$1,758	$—	$1,547	$—	$—	$—	$141	$—	$—
Forward currency
contracts	122,917	168,279	414,138	222,569	$72,624	$6,099	$102,419	$8,655	$941,050	$9,238
Swap agreements	11,625	57,980	226,465	114,760	—	8,499	—	16,845	—	—
Total derivative assets
and liabilities in the
Statements of Assets
and Liabilities	135,636	228,017	640,603	338,876	72,624	14,598	102,419	25,641	941,050	9,238
Derivative asset and
liabilities not subject
to a master netting
agreement or similar
agreement (“MNA”)	(1,094)	(1,758)	—	(2,158)	—	—	—	(141)	—	—
Total assets and liabilities
subject to a MNA	$134,542	$226,259	$640,603	$336,718	$72,624	$14,598	$102,419	$25,500	$941,050	$9,238

102 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The following table represents each Fund’s derivative assets by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral received by each Fund as of October 31, 2017:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets
Emerging Markets Debt Fund:
Bank of America	$2,289	$(2,289)	$—	$—	$—
Barclays Bank PLC	8,172	(8,172)	—	—	—
Credit Suisse	2,583	(2,583)	—	—	—
Goldman Sachs	19,474	(19,474)	—	—	—
JPMorgan Chase	4,606	(4,606)	—	—	—
Standard Chartered Bank	90,742	(16,554)	—	(74,188)	—
UBS AG	6,676	(1,068)	—	—	5,608
Total	$134,542	$(54,746)	$—	$(74,188)	$5,608
Total Return Fund:
Bank of America	$47,831	$(17,516)	$—	$—	$30,315
Barclays Bank PLC	184,804	(18,953)	—	(165,851)	—
Credit Suisse	41,163	(3,130)	—	—	38,033
Goldman Sachs	4,770	(4,770)	—	—	—
JPMorgan Chase	32,000	(32,000)	—	—	—
Morgan Stanley	1,760	(1,760)	—	—	—
Standard Chartered Bank	301,486	(115,997)	—	(110,000)	75,489
UBS AG	26,789	(20,009)	—	—	6,780
Total	$640,603	$(214,135)	$—	$(275,851)	$150,617
Global High Yield Bond Fund:
Morgan Stanley	$72,624	$—	$—	$—	$72,624
Total	$72,624	$—	$—	$—	$72,624
Global High Income Bond Fund:
Morgan Stanley	$102,419	$—	$—	$—	$102,419
Total	$102,419	$—	$—	$—	$102,419
Euro High Yield Bond Fund:
Credit Agricole	$1,713	$(44)	$—	$—	$1,669
RBC Dominion Securities	939,337	(4,186)	—	(600,000)	335,151
Total	$941,050	$(4,230)	$—	$(600,000)	$336,820
____________________

(a)

The actual collateral received may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

HSBC FAMILY OF FUNDS 103

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The following table represents each Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting arrangement and net of the related collateral pledged by each Fund as of October 31, 2017:

	Derivative Liabilities	Derivatives	Non-cash
	Subject to a MNA	Available	Collateral	Cash Collateral	Net Amount of
Counterparty	by Counterparty	for Offset	Pledged(a)	Pledged(a)	Derivative Liabilities
Emerging Markets Debt Fund:
Bank of America	$38,856	$(2,289)	$—	$—	$36,567
Barclays Bank PLC	10,666	(8,172)	—	—	2,494
Credit Suisse	42,385	(2,583)	—	—	39,802
Goldman Sachs	67,373	(19,474)	—	—	47,899
JPMorgan Chase	48,366	(4,606)	—	—	43,760
Morgan Stanley	991	—	—	—	991
Standard Chartered Bank	16,554	(16,554)	—	—	—
UBS AG	1,068	(1,068)	—	—	—
Total	$226,259	$(54,746)	$—	$—	$171,513
Total Return Fund:
Bank of America	$17,516	$(17,516)	$—	$—	$—
Barclays Bank PLC	18,953	(18,953)	—	—	—
Credit Suisse	3,130	(3,130)	—	—	—
Goldman Sachs	118,473	(4,770)	—	(113,703)	—
JPMorgan Chase	40,305	(32,000)	—	—	8,305
Morgan Stanley	2,335	(1,760)	—	(575)	—
Standard Chartered Bank	115,997	(115,997)	—	—	—
UBS AG	20,009	(20,009)	—	—	—
Total	$336,718	$(214,135)	$—	$(114,278)	$8,305
Global High Yield Bond Fund:
Bank of America	$8,619	$—	$—	$—	$8,619
UBS AG	5,979	—	—	—	5,979
Total	$14,598	$—	$—	$—	$14,598
Global High Income Bond Fund:
Bank of America	$16,845	$—	$—	$—	$16,845
UBS AG	8,655	—	—	—	8,655
Total	$25,500	$—	$—	$—	$25,500
Euro High Yield Bond Fund:
Credit Agricole	$44	$(44)	$—	$—	$—
RBC Dominion Securities	4,186	(4,186)	—	—	—
Societe Generale	5,008	—	—	—	5,008
Total	$9,238	$(4,230)	$—	$—	$5,008
____________________

(a)

The actual collateral pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.

104 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Pursuant to each Fund’s ISDA Master Agreement for trading over-the-counter derivatives (“ISDA”), each Fund must notify counterparties if its net asset value (“NAV”) declines below a predetermined level over specified periods. In the event a Fund’s NAV declines below one of the predetermined levels, the decline may trigger an Additional Termination Event under the ISDA (“NAV Decline Trigger Event”) whereby each counterparty would have the right to declare an Early Termination Date, terminate the ISDA, and close-out all outstanding derivatives positions according to the close-out procedures of the ISDA. Pursuant to the terms of the ISDA, following a NAV Decline Trigger Event, counterparties may agree to waive their right to declare an Early Termination Date and thereby waive their right to terminate the ISDA and close-out any outstanding derivatives positions.

In addition to the provisions relating to Additional Termination Events, under the terms of the Credit Support Annex to the ISDA, parties to an ISDA are required to post collateral to the other party if any of their derivatives positions are in a position of net liability. If either party fails to post required collateral and such failure is not remedied following subsequent notice, the failure to post collateral may be an Additional Termination Event and the other party may declare an Early Termination Event, terminate the ISDA, and close out any outstanding derivatives position. As of October 31, 2017, for derivatives positions where the Funds were in a position of net liability, the balance of any collateral posted is included in the Statements of Assets and Liabilities.

Allocations:

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated among the applicable series within the Trust in relation to the net assets of each fund, equally to each fund, or another appropriate basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized and realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Distributions to Shareholders:

Dividends to shareholders of the Funds from net investment income, if any, are declared and distributed monthly in the case of the Funds except for the Frontier Markets Fund, Asia ex-Japan Fund and Global Equity Volatility Focused Fund, which distribute annually. Distributions from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

Federal Income Taxes:

Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company’’ under Subchapter M of the Internal Revenue Code (the “Code”), as amended, and to distribute substantially all of its taxable net investment income and net realized gains, if any, to its shareholders. Accordingly, no provision for federal income or excise tax is required for the Funds, although shareholders may be taxed on distributions they receive.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken. Management’s conclusions may be subject to future review based on changes in, or interpretation of, accounting standards or tax laws and regulations.

Recent Accounting Pronouncements:

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules introduce two new regulatory reporting forms for investment companies - Form N-PORT and Form N-CEN – and also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X became effective for filings made with the SEC after August 1, 2017. The Funds’ adoption of these amendments, effective with the financial statements prepared as of October 31, 2017, required additional disclosures reflected herein, but had no effect on the Funds’ net assets or results of operations.

HSBC FAMILY OF FUNDS 105

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2017-08 “Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”), which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08 and its impact on the financial statements and related disclosures has not yet been determined.

3. Investment Valuation Summary

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The Funds’ investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

●	Level 1—quoted prices in active markets for identical assets
●	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Bonds and other fixed income securities (other than short-term obligations) are valued at the evaluated bid price, as of the time NAV is determined, supplied by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data, without exclusive reliance on quoted prices on an exchange or over-the-counter prices. Because quoted prices on exchanges or over-the-counter prices are believed to reflect more accurately the fair value of such securities, matrix valuations are typically categorized as Level 2 in the fair value hierarchy.

Exchange traded, domestic equity securities are valued at the last sale price on a national securities exchange (except the NASDAQ Stock Market), or in the absence of recorded sales, at the readily available closing bid price on such exchanges. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation. Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded, foreign equity securities are valued in the appropriate currency on the last quoted sale price, or in the absence of recorded sales, at the readily available closing bid price on such exchange. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. Foreign equity securities that are not exchange-traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market. These securities are typically categorized as Level 1 in the fair value hierarchy. Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market and are typically categorized as Level 2 in the fair value hierarchy.

Rights and warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Investment Adviser, as defined below. These instruments are typically categorized as Level 1 in the fair value hierarchy unless intrinsic value is used then would be categorized as Level 2 in the fair value hierarchy.

P-notes are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday the previous day’s last quoted sales price would be utilized. All local prices will be converted to U.S. dollars using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange. These instruments are typically categorized as Level 2 in the fair value hierarchy.

106 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Mutual funds are valued at their NAVs, as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Exchange traded futures contracts are valued at their settlement price on the exchange on which they are traded and are typically categorized as Level 1 in the fair value hierarchy. Exchange traded option contracts are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved pricing service and are typically categorized as Level 1 in the fair value hierarchy.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the prevailing forward rates and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange, as provided by an approved pricing service, and are typically categorized as Level 2 in the fair value hierarchy. Non-exchange traded derivatives, such as swaps and certain options, are generally valued by using a valuation provided by an approved independent pricing service and are typically categorized as Level 2 in the fair value hierarchy.

Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued pursuant to procedures adopted by the Board (“Procedures”). Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. Examples of potentially significant events that could affect the value of an individual security and thus require pricing under the Procedures include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters, and armed conflicts. Fair value pricing may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing. The prices used by a Fund may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds’ NAV is calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the Funds may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When a Fund uses such a valuation model, the value assigned to the Fund’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges and are typically categorized as Level 2 in the fair value hierarchy. The valuation of these securities may represent a transfer between Levels 1 and 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the Funds to a significant extent.

Changes in valuation techniques may result in transfers in or out of an assigned level within the fair value hierarchy. The Trust’s policy is to disclose transfers between fair value hierarchy levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

HSBC FAMILY OF FUNDS 107

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

The following is a summary of the valuation inputs used as of October 31, 2017 in valuing the Funds’ investments based upon the three levels defined above. The breakdown of country descriptions is disclosed in the Schedule of Portfolio Investments for each Fund:

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Emerging Markets Debt Fund
Investment Securities:
Foreign Bonds	—	25,150,657	—	25,150,657
Yankee Dollars	—	27,296,367	—	27,296,367
Investment Company	565,344	—	—	565,344
U.S. Treasury Obligations	—	186,891	—	186,891
Total Investment Securities	565,344	52,633,915	—	53,199,259
Other Financial Instruments: (a)
Futures Contracts	27,580	—	—	27,580
Credit Default Swaps	—	(46,355)	—	(46,355)
Forward Currency Contracts	—	(45,362)	—	(45,362)
Total Investments	592,924	52,542,198	—	53,135,122

Frontier Markets Fund
Investment Securities:
Common Stocks
Food Products	1,225,958	—	75,907	1,301,865
Other Common Stocks	38,621,116	—	—	38,621,116
Convertible Corporate Bond	—	103,860	—	103,860
Participatory Notes	—	2,368,899	—	2,368,899
Investment Company	769,400	—	—	769,400
Private Placements	1,809,617	—	—	1,809,617
Total Investment Securities	42,426,091	2,472,759	75,907	44,974,757

Total Return Fund
Investment Securities:
Foreign Bonds	—	2,535,431	—	2,535,431
Yankee Dollars	—	8,590,097	—	8,590,097
Investment Company	1,937,525	—	—	1,937,525
U.S. Treasury Obligation	—	103,835	—	103,835
Total Investment Securities	1,937,525	11,229,363	—	13,166,888
Other Financial Instruments:(a)
Futures Contracts	(9,013)	—	—	(9,013)
Interest Rate Swaps	—	35,862	—	35,862
Centrally Cleared Interest Rate Swaps	—	(4,704)	—	(4,704)
Credit Default Swaps	—	76,454	—	76,454
Forward Currency Contracts	—	191,569	—	191,569
Total Investments	1,928,512	11,528,544	—	13,457,056

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Notes to Financial Statements—as of October 31, 2017 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Asia ex-Japan Fund
Investment Securities:
Common Stocks
Construction & Engineering	682,311	221,665	—	903,976
Construction Materials	239,146	209,747	—	448,893
Energy Equipment & Services	—	—	51,526	51,526
Food Products	261,482	62,218	—	323,700
Independent Power and Renewable
Electricity Producers	138,828	128,877	—	267,705
Other Common Stocks	12,525,387	—	—	12,525,387
Exchange-Traded Fund	285,466	—	—	285,466
Investment Company	190,561	—	—	190,561
Total Investment Securities	14,323,181	622,507	51,526	14,997,214

Global High Yield Bond Fund
Investment Securities:
Foreign Bonds	—	4,248,776	—	4,248,776
Yankee Dollars	—	7,466,938	—	7,466,938
Corporate Bonds	—	15,436,117	—	15,436,117
Exchange Traded Fund	323,524	—	—	323,524
Investment Companies	2,243,319	—	—	2,243,319
Total Investment Securities	2,566,843	27,151,831	—	29,718,674
Other Financial Instruments:(a)
Credit Default Swaps	—	(8,499)	—	(8,499)
Centrally Cleared Credit
Default Swaps	—	74,199	—	74,199
Forward Currency Contracts	—	66,525	—	66,525
Total Investments	2,566,843	27,284,056	—	29,850,899

Global High Income Bond Fund
Investment Securities:
Foreign Bonds	—	6,400,025	—	6,400,025
Yankee Dollars	—	9,036,869	—	9,036,869
Corporate Bonds	—	10,602,307	—	10,602,307
Exchange Traded Fund	158,456	—	—	158,456
Investment Companies	1,402,373	—	—	1,402,373
U.S. Treasury Obligations	—	319,261	—	319,261
Total Investment Securities	1,560,829	26,358,462	—	27,919,291
Other Financial Instruments:(a)
Futures Contracts	28	—	—	28
Credit Default Swaps	—	(16,845)	—	(16,845)
Forward Currency Contracts	—	93,764	—	93,764
Total Investments	1,560,857	26,435,381	—	27,996,238

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Notes to Financial Statements—as of October 31, 2017 (continued)

	LEVEL 1 ($)	LEVEL 2 ($)	LEVEL 3 ($)	Total ($)
Global Equity Volatility Focused Fund
Investment Securities:
Common Stocks	11,503,833	—	—	11,503,833
Investment Company	381,899	—	—	381,899
Total Investment Securities	11,885,732	—	—	11,885,732

Euro High Yield Bond Fund (USD Hedged)
Investment Securities:
Foreign Bonds	—	25,363,452	—	25,363,452
Yankee Dollar	—	211,250	—	211,250
Corporate Bonds	—	1,415,262	—	1,415,262
Investment Company	797,886	—	—	797,886
Total Investment Securities	797,886	26,989,964	—	27,787,850
Other Financial Instruments: (a)
Forward Currency Contracts	—	931,812	—	931,812
Total Investments	797,886	27,921,776	—	28,719,662
____________________

(a)

Other financial instruments would include any derivative instruments, such as futures and forward foreign currency contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument and swap agreements, which are valued at fair value.

There were transfers from Level 1 to Level 2 and Level 3 as of October 31, 2017 as disclosed in the table below. The Asia ex-Japan Fund transfers from Level 1 to Level 2 relate to a halt in market trading activity and the use of other significant observable inputs at year-end, and the transfers from Level 1 to Level 3 relate to a security which had halted trading at year end, for which management applied a 50% discount to the last traded price to reflect the lack of marketability and negative company guidance. The Frontier Markets Fund transfers from Level 1 to Level 3 relate to a security which had halted trading at year end, for which management applied a 55% discount to the last traded price to reflect the lack of marketability, negative company guidance and changes in the price of a security issued by an affiliate of the issuer. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the discount applied to the last traded price would decrease (increase) the fair value measurement.

	Transfers from	Transfers from
	Level 1 to	Level 1 to
	Level 2 ($)	Level 3 ($)
Frontier Markets Fund
Common Stocks	—	75,907
Asia ex-Japan Fund
Common Stocks	336,174	51,526

110 HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2017 (continued)

4. Related Party Transactions and Other Agreements and Plans:

Investment Management:

HSBC Global Asset Management (USA) Inc. (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Contract. For its services in this capacity, HSBC receives a fee from each Fund, accrued daily and paid monthly, based on the average daily net assets of each respective Fund, at annual rate of:

Fund	Fee Rate(%)
Emerging Markets Debt Fund	0.50
Frontier Markets Fund	1.25
Total Return Fund	0.85
Asia ex-Japan Fund	1.00
Global High Yield Bond Fund	0.65
Global High Income Bond Fund	0.65
Global Equity Volatility Focused Fund	0.75
Euro High Yield Bond Fund	0.65

HSBC Global Asset Management (UK) Limited (“AMEU”) acts as sub-adviser to the Frontier Markets Fund and the Global Equity Volatility Focused Fund. AMEU receives a fee, accrued daily and paid monthly, based on average daily net assets of the Frontier Market Fund and the Global Equity Volatility Focused Fund at an annual rate of 0.625% and 0.375%, respectively, from the fees paid to the Investment Adviser.

HSBC Global Asset Management (Hong Kong) Limited (“AMHK”) acts as sub-adviser to the Asia ex-Japan Fund. AMHK receives a fee, accrued daily and paid monthly, based on average daily net assets of the Asia ex-Japan Fund at an annual rate of 0.50% from the fees paid to the Investment Adviser.

HSBC Global Asset Management (France) (“AMFR”) acts as sub-adviser to the Euro High Yield Bond Fund. AMFR receives a fee, accrued daily and paid monthly, based on average daily net assets of the Fund at an annual rate of 0.325% from the fees paid to the Investment Adviser.

HSBC also provides support services to the Funds pursuant to a Support Services Agreement. Effective December 15, 2016, for its services in this capacity, HSBC is entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares of each of the Funds, at an annual rate of 0.10%. HSBC is not entitled to a support services fee based on the average daily net assets for Class I Shares.

Prior to December 15, 2016, for its services in this capacity, HSBC was entitled to a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares and Class I Shares, at an annual rate of:

	Class A	Class I
	Fee Rate(%)	Fee Rate(%)
Emerging Markets Debt Fund	0.20	0.10
Frontier Markets Fund	0.20	0.10
Total Return Fund	0.20	0.10
Asia ex-Japan Fund	0.20	0.10
Global High Yield Bond Fund	0.10	—
Global High Income Bond Fund	0.10	—
Global Equity Volatility Focused Fund	0.10	—
Euro High Yield Bond Fund	0.10	—

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Notes to Financial Statements—as of October 31, 2017 (continued)

Through December 14, 2016, HSBC agreed to waive its Support Services Fees for the Class I Shares of the Emerging Markets Debt Fund, Frontier Markets Fund, Total Return Fund and Asia ex-Japan Fund. HSBC also voluntarily agreed to waive 0.10% of its Support Services Fee for the Class A Shares of those Funds.

Administration:

HSBC also serves the Funds as Administrator. Under the terms of the Administration Services Agreement, HSBC receives from the Funds (as well as other funds in the Trust combined) a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate(%)
Up to $10 billion	0.0400
In excess of $10 billion but not exceeding $20 billion	0.0350
In excess of $20 billion but not exceeding $50 billion	0.0265
In excess of $50 billion	0.0245

The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the Trust. For the year ended October 31, 2017, the effective annualized rate was 0.039%, prior to any fee waivers or expense reimbursements, based on the average daily net assets of the Trust. The total administration fee paid to HSBC is allocated to each series based upon its proportionate share of the aggregate net assets of the Trust, subject to certain allocations in cases where one fund invests some or all of its assets in another fund.

Pursuant to a Sub-Administration Services Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s Sub-Administrator. For these services, Citi is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above subject to certain reductions associated with services provided to new funds, minus 0.02% which is retained by HSBC.

Under a Compliance Services Agreement between the Trust and Citi (the “CCO Agreement”), Citi makes an employee available to serve as the Trust’s Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the Trust paid Citi $312,739 for the year ended October 31, 2017, plus reimbursement of certain out-of-pocket expenses. Expenses incurred by each Fund are reflected on the Statements of Operations as “Compliance Services.” Citi pays the salary and other compensation earned by individuals performing these services, as employees of Citi.

Distribution Arrangements:

On May 31, 2017, Foreside Distribution Services, L.P. (“Foreside”) announced that Lovell Minnick Partners, LLC completed its acquisition of a majority interest in Foreside Financial Group, LLC, an indirect parent of Foreside. Foreside, serves the Trust as Distributor (the “Distributor”). The Trust, on behalf of the Emerging Markets Debt, Total Return and Frontier Markets Funds, has adopted a non-compensatory Distribution Plan and Agreement (the “Distribution Plan”) pursuant to Rule 12b-1 of the Act. The Distribution Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25% of the average daily net assets of Class A Shares (currently not being charged). For the year ended October 31, 2017, Foreside, as Distributor, also received $4,154 in commissions from sales of the Trust, of which $3 were reallocated to HSBC-affiliated brokers and dealers.

Shareholder Servicing:

The Trust has adopted a Shareholder Services Plan, which provides for payments to shareholder servicing agents for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.25% of the average daily net assets of Class A Shares of the Funds. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.50% annually of each Fund’s average daily net assets of Class A Shares.

112 HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2017 (continued)

The Trust has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Funds will pay all or a portion of such fees earned to financial intermediaries for performing such services.

Fund Accounting and Transfer Agency:

Citi provides fund accounting services for each Fund. As fund accountant, Citi receives an annual fee per Fund and share class, subject to certain minimums and reimbursements of certain expenses. Citi receives additional fees paid by the Trust for regulatory administration services. Boston Financial Data Services, Inc. (“BFDS”) provides transfer agency services for each Fund. As transfer agent, BFDS receives a fee based on the number of funds and shareholder accounts, subject to certain minimums, and reimbursement of certain expenses.

Independent Trustees:

The Trust pays an annual retainer to each Independent Trustee, plus additional annual retainers to each Committee Chair and the Chairman of the Board. The Independent Trustees also receive a fee for each regular, special in-person, and telephonic meeting of the Board attended. The aggregate amount of the fees and expenses of the Independent Trustees are allocated amongst all the funds in the Trust and are presented in the Statements of Operations.

Fee Reductions:

The Investment Adviser has agreed to contractually limit through March 1, 2018, the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and estimated indirect expenses attributable to the Funds’ investments in investment companies, of the Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

		Contractual
Fund	Class	Expense Limitations(%)
Emerging Markets Debt Fund	A	0.85
Emerging Markets Debt Fund	I	0.50
Frontier Markets Fund	A	2.20
Frontier Markets Fund	I	1.85
Total Return Fund	A	1.60
Total Return Fund	I	1.25
Asia ex-Japan Fund	A	1.75
Asia ex-Japan Fund	I	1.40
Global High Yield Bond Fund	A	1.15
Global High Yield Bond Fund	I	0.80
Global High Income Bond Fund	A	1.15
Global High Income Bond Fund	I	0.80
Global Equity Volatility Focused Fund	A	1.30
Global Equity Volatility Focused Fund	I	0.95
Euro High Yield Bond Fund	A	1.05
Euro High Yield Bond Fund	I	0.80

Effective November 1, 2017, the Investment Adviser has agreed to contractually limit through March 1, 2019, the total annual expenses, exclusive of interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Asia ex-Japan Fund’s investments in investment companies, of the Asia ex-Japan Fund to 1.25% and 0.90% for Class A Shares and Class I Shares, respectively.

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Notes to Financial Statements—as of October 31, 2017 (continued)

Any amounts contractually waived or reimbursed by the Investment Adviser will be subject to repayment by the respective Fund to the Investment Adviser within three years calculated monthly from when the waiver or reimbursement is recorded to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. During the year ended October 31, 2017, the Investment Adviser did not recapture any of its prior contractual waivers or reimbursements. As of October 31, 2017, the repayments that may potentially be made by the Funds are as follows:

	2020($)	2019($)	2018($)	Total($)
Emerging Markets Debt Fund	364,333	224,310	144,542	733,185
Frontier Markets Fund	449,360	246,274	24,057	719,691
Total Return Fund	331,852	342,401	—	674,253
Asia ex-Japan Fund	282,747	223,130	195,564	701,441
Global High Yield Bond Fund	192,107	195,535	61,706	449,348
Global High Income Bond Fund	207,463	205,446	59,476	472,385
Global Equity Volatility Focused Fund	146,307	146,695	—	293,002
Euro High Yield Bond Fund	158,304	148,899	—	307,203

The Administrator and Citi may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, HSBC, in its role as Investment Adviser and Administrator, may waive/reimburse additional fees at its discretion. Any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi as Sub-Administrator are reported separately on the Statements of Operations, as applicable.

Other:

The Funds may purchase securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Adviser. For the year ended October 31, 2017, the Funds purchased the following amounts of such securities:

Purchases($)
Emerging Markets Debt Fund	2,281,000
Total Return Fund	1,025,000
Global High Yield Bond Fund	961,000
Global High Income Bond Fund	1,982,000

The Funds may use related party broker-dealers. For the year-ended October 31, 2017, there were no brokerage commissions paid to broker-dealers affiliated with the Adviser.

The Adviser and its affiliates may have lending, banking, brokerage, underwriting, or other business relationships with the issuers of the securities in which the Funds invest.

114 HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2017 (continued)

5. Investment Transactions:

Cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) for the year ended October 31, 2017 were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	34,850,941	15,424,309
Frontier Markets Fund	18,926,080	31,764,767
Total Return Fund	20,701,355	46,234,934
Asia ex-Japan Fund	12,583,983	12,016,967
Global High Yield Bond Fund	14,735,377	10,913,908
Global High Income Bond Fund	9,661,220	8,438,598
Global Equity Volatility Focused Fund	6,636,195	6,668,585
Euro High Yield Bond Fund	2,951,996	3,468,877

For the year ended October 31, 2017, purchases and sales of long-term U.S. government securities were as follows:

	Purchases($)	Sales($)
Emerging Markets Debt Fund	316,677	710,700
Total Return Fund	1,940,869	5,371,622
Global High Income Bond Fund	2,846,859	2,714,068

6. Investment Risks:

Concentration of Market Risk: To the extent a fund focuses its investments in a specific region or country, the fund will be more susceptible to the market, political, and economic risks and developments of that region or country.

Derivatives Risk: The term “derivatives” covers a broad range of investments, including swaps, futures, options and currency forwards. In general, a derivative refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives. These risks are heightened when derivatives are used to enhance a Fund’s return or as a substitute for a position or security, rather than solely to hedge (or offset) the risk of a position or security held by a Fund. The success of Fund’s derivatives strategies will also be affected by its ability to assess and predict the impact of market or economic developments on the underlying asset, index or rate and the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. Derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, index or rate. Certain derivative positions may be difficult to close out when a Fund’s portfolio manager may believe it would be appropriate to do so. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Emerging Markets Risk: The prices of securities in emerging markets can fluctuate more significantly than the prices of companies in more developed countries. Securities of emerging market issuers generally have more risk than securities issued by issuers in more developed markets. The less developed the country, the greater effect the risks may have in an investment, and as a result, an investment may exhibit a higher degree of volatility than either the general domestic securities market or the securities markets of developed foreign countries.

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Notes to Financial Statements—as of October 31, 2017 (continued)

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities. Foreign securities, including those of emerging and frontier market issuers, are subject to additional risks, including international trade, political and regulatory risks.

Frontier Market Countries Risk: Frontier market countries generally have smaller economies and even less developed capital markets or legal and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of: the potential for extreme price volatility and illiquidity in frontier markets; government ownership or control of parts of private sector and of certain companies; trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which frontier market countries trade and the relatively new and unsettled securities laws in many frontier market countries.

High-Yield Securities Risk: Investments in high-yield securities (commonly referred to as “junk bonds”) are considered speculative investments and have significantly higher credit risk than investment-grade securities and tend to be less liquid than higher rated securities. The prices of high-yield securities, which may be more volatile than higher rated securities of similar maturity, may be more vulnerable to adverse market, economic, social or political conditions.

Interest Rate Risk: Fluctuations in interest rates may affect the yield, liquidity and value of investments in income producing or debt instruments. Generally, if interest rates rise, the value of such investments will fall. The risks associated with rising interest rates are heightened given that interest rates are near historic lows, but are expected to increase in the future, with unpredictable effects on the markets and a Fund’s investments.

Non-Diversification Risk: The Emerging Markets Debt and Total Return Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in fewer issuers than diversified mutual funds. Thus, the Emerging Markets Debt and Total Return Funds may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Swap Risk: The use of swap agreements, which are agreements to exchange the return generated by one instrument for the return generated by another instrument (or index), and similar instruments involves risks that are different from those associated with ordinary portfolio securities transactions. For example, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Swap agreements may also subject a Fund to the risk that the counterparty to the transaction may not meet its obligations, causing the Fund’s value to decrease. Swap agreements may also be considered illiquid.

7. Federal Income Tax Information:

At October 31, 2017, the cost basis of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

				Net Unrealized
		Tax Unrealized	Tax Unrealized	Appreciation/
	Tax Cost ($)	Appreciation ($)	Depreciation ($)	(Depreciation) ($)*
Emerging Markets Debt Fund	53,650,482	1,462,009	(1,962,987)	(500,978)
Frontier Markets Fund	39,574,663	8,028,569	(2,628,475)	5,400,094
Total Return Fund	13,215,191	432,821	(382,652)	50,169
Asia ex-Japan Fund	12,830,068	2,792,037	(624,891)	2,167,146
Global High Yield Bond Fund	28,551,578	1,370,648	(137,852)	1,232,796
Global High Income Bond Fund	26,541,900	1,460,493	(99,947)	1,360,546
Global Equity Volatility Focused Fund	10,541,324	1,570,546	(226,138)	1,344,408
Euro High Yield Bond Fund	23,860,761	3,977,558	(50,469)	3,927,089
____________________

*	The difference between book-basis unrealized appreciation (depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies and derivatives.

116 HSBC FAMILY OF FUNDS

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Notes to Financial Statements—as of October 31, 2017 (continued)

The tax character of distributions paid by the Funds for the tax year ended October 31, 2017, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Capital ($)	Paid ($)(1)
Emerging Markets Debt Fund	1,710,264	—	1,710,264	—	1,710,264
Frontier Markets Fund	983,528	—	983,528	—	983,528
Total Return Fund	131,612	—	131,612	—	131,612
Asia ex-Japan Fund	164,703	—	164,703	—	164,703
Global High Yield Bond Fund	1,365,979	—	1,365,979	—	1,365,979
Global High Income Bond Fund	879,390	—	879,390	—	879,390
Global Equity Volatility Focused Fund	175,681	—	175,681	—	175,681
Euro High Yield Bond Fund	838,169	44,991	883,160	177,325	1,060,485
____________________

(1)	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

The tax character of distributions paid by the Funds for the tax year ended October 31, 2016, was as follows:

	Distributions paid from
					Total
	Ordinary	Net Long Term	Total Taxable	Return of	Distributions
	Income ($)	Capital Gains ($)	Distributions ($)	Capital ($)	Paid ($)
Emerging Markets Debt Fund	649,534	—	649,534	—	649,534
Frontier Markets Fund	4,169,551	—	4,169,551	—	4,169,551
Total Return Fund	31,025,925	—	31,025,925	—	31,025,925
Asia ex-Japan Fund	171,145	—	171,145	—	171,145
Global High Yield Bond Fund	1,042,737	—	1,042,737	—	1,042,737
Global High Income Bond Fund	723,304	—	723,304	—	723,304
Global Equity Volatility Focused Fund	28,279	—	28,279	—	28,279
Euro High Yield Bond Fund	285,844	—	285,844	—	285,844
____________________

(1)	Total distributions paid may differ from the amount reported in the Statement of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of the tax year ended October 31, 2017, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

		Undistributed			Accumulated		Total
	Undistributed	Long Term			Capital and	Unrealized	Accumulated
	Ordinary	Capital	Accumulated	Distributions	Other	Appreciation/	Earnings/
	Income ($)	Gains ($)	Earnings ($)	Payable ($)*	Losses ($)	(Depreciation) ($)	(Deficit) ($)
Emerging Markets Debt Fund	258,372	—	258,372	(41,516)	(1,723,666)	(562,536)	(2,069,346)
Frontier Markets Fund	390,193	—	390,193	—	(30,373,989)	5,363,320	(24,620,476)
Total Return Fund	—	—	—	(7,904)	(11,031,489)	(82,894)	(11,122,287)
Asia ex-Japan Fund	1,298,898	570,770	1,869,668	—	—	2,132,673	4,002,341
Global High Yield Bond Fund	113,007	—	113,007	(11,949)	(465,369)	1,229,232	864,921
Global High Income Bond Fund	16,989	—	16,989	(3,698)	(19,648)	1,369,688	1,363,331
Global Equity Volatility Focused Fund	172,449	186,854	359,303	—	—	1,344,436	1,703,739
Euro High Yield Bond Fund	—	—	—	—	—	3,916,912	3,916,912
____________________

*	Distributions payable may differ from the amounts reported in the Statements of Assets and Liabilities because distributions payable on a tax basis include those dividends that will be reinvested.

HSBC FAMILY OF FUNDS 117

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

As of the tax year ended October 31, 2017, the Funds have net capital loss carryforwards (“CLCFs”) not subject to expiration as summarized in the table below. The Board does not intend to authorize a distribution of any realized gain for the Funds until any applicable CLCF has been offset or expires.

	Short Term	Long Term
	Amount ($)	Amount ($)	Total ($)
Emerging Markets Debt Fund	693,486 *	1,030,180 *	1,723,666	*
Frontier Markets Fund	8,548,844	21,825,145	30,373,989
Total Return Fund	7,093,093	3,780,622	10,873,715
Global High Yield Bond Fund	445,907	19,462	465,369
Global High Income Bond Fund	19,648	—	19,648
____________________

*	CLCF for Emerging Markets Debt Fund are subject to limitation under Internal Revenue Code Sections 381-384.

During the year ended October 31, 2017, the Funds utilized CLCFs as follows:

Total ($)
Emerging Markets Debt Fund	76,413
Frontier Markets Fund	133,840
Asia ex-Japan Fund	62,641
Global High Yield Bond Fund	71,894
Global High Income Bond Fund	140,921
Global Equity Volatility Focused Fund	338,640

Under current law, capital losses and specified ordinary losses realized after October 31 and non-specified ordinary losses incurred after December 31 (ordinary losses collectively known as “late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of the tax year ended October 31, 2017, the following Fund had deferred losses:

Late Year
Ordinary Losses ($)
Total Return Fund	157,774

The amount and character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., certain gain/loss, differing treatment on certain swap agreements, and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. To the extent distributions to shareholders from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

118 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Accumulated Net
	Investment
	Income/(Distributions	Accumulated
	in Excess of Net	Net Realized	Paid-In
	Investment Income) ($)	Gains/(Losses) ($)	Capital ($)
Emerging Markets Debt Fund	51,860	(1,772,941)	1,721,081
Frontier Markets Fund	(230,780)	230,781	(1)
Total Return Fund	(120,149)	120,151	(2)
Asia ex-Japan Fund	8,032	(8,032)	—
Global High Yield Bond Fund	(87,277)	87,275	2
Global High Income Bond Fund	(261,541)	261,541	—
Global Equity Volatility Focused Fund	1,024	(1,024)	—
Euro High Yield Bond Fund	(1,329,198)	1,467,472	(138,274)

The reclassifications for the Funds relate primarily to foreign currency gains or losses, investments in passive foreign investment companies, taxable over distributions, merger adjustments, and the differing treatment of investments in swap agreements.

8. Significant Shareholders:

Shareholders, including other funds, individuals, and accounts, as well as the Fund’s investment manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with GAAP).

The following list includes the Funds which had individual shareholder accounts with ownership of voting securities greater than 10% of the total outstanding voting securities but less than 25% and/or accounts with ownership of voting securities greater than 25% of the total outstanding voting securities. Significant transactions by these shareholder accounts may negatively impact the Funds’ performance.

	Number of
	shareholders with		Number of
	ownership of voting		shareholders with
	securities of the		ownership of voting
	Portfolio greater		securities of the	% owned in
	than 10% and less	% owned in	Portfolio greater	aggregate
	than 25% of the total	aggregate by	than 25% of the total	by greater
	Portfolio’s outstanding	10%-25%	Portfolio’s outstanding	than 25%
Fund	voting securities	shareholders	voting securities	shareholders
Emerging Markets Debt Fund	—	—	1	94	%*
Frontier Markets Fund	3	35%	1	39%
Total Return Fund	1	15%	1	49%
Asia ex-Japan Fund	—	—	1	94	%*
Global High Yield Bond Fund	—	—	1	94	%*
Global High Income Bond Fund	—	—	1	99	%*
Global Equity Volatility
Focused Fund	—	—	1	100	%*
Euro High Yield Bond Fund	—	—	1	100	%*
____________________

*	Owned by the Investment Adviser or an affiliate

HSBC FAMILY OF FUNDS 119

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

9. Business Combinations:

In March 2017, the Board approved HSBC’s proposal to merge HSBC Emerging Markets Local Debt Fund (the “Target Fund”) into HSBC Emerging Markets Debt Fund (the “Acquiring Fund”). The Agreement and Plan of Reorganization was approved by the Board on March 9, 2017. The purpose of the transaction was to respond to the potential impact on investment flows from the Funds as a result of the U.S. Department of Labor’s recently adopted rule that imposes new requirements on certain financial intermediaries and retirement plan participants and to offer investors a portfolio with a more balanced mix of U.S. dollar-denominated and local currency-denominated emerging markets debt investments. The transaction was effective after the close of business on April 7, 2017. The Acquiring Fund acquired all of the assets and assumed all of the liabilities of the Target Fund as shown in the table below. The transaction was structured to qualify as a tax-free reorganization under the Code. Pursuant to the Agreement and Plan of Reorganization, shareholders of the Target Fund received a number of shares of the corresponding class in the Acquiring Fund, with a value equal to their holdings in the Target Fund as of the close of business on April 7, 2017. The investment portfolio of the Target Fund, with a fair value of approximately $26,391,155 and identified cost of approximately $27,290,437 as of the date of the reorganization, was the principal asset acquired by the Acquiring Fund. For financial statement purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Target Fund was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The following is a summary of Shares Outstanding, Net Assets, NAV and Net Unrealized Appreciation (Depreciation) immediately before and after the reorganization:

			Net Asset	Net Unrealized
	Shares		Value	Appreciation
	Outstanding	Net Assets	Per Share	(Depreciation)*
Target Fund
Emerging Markets Local Debt Fund
Class A	155,275	$1,104,162	$7.11	$(892,113)
Class I	6,876,517	49,003,085	7.13
Acquiring Fund
Emerging Markets Debt Fund
Class A	39,339	$401,675	$10.21	$164,414
Class I	944,593	9,597,020	10.16
Post Reorganization
Emerging Markets Debt Fund
Class A	147,486	$1,505,837	$10.21	$(727,699)
Class I	5,768,139	58,600,105	10.16
____________________

*	Includes translation of balances held in foreign currencies to U.S. dollars.

Expenses related to reorganization were incurred by the Investment Adviser. Expenses incurred by the Funds in the ordinary course during the reorganization continue to be treated as a Fund expense in accordance with the Funds’ advisory contracts.

Assuming the reorganization had been completed on November 1, 2016, the beginning of the annual reporting period, the pro forma results of operations of the Acquiring Fund, post reorganization for the year ended October 31, 2017, are as follows:

Net investment income (loss)	$2,199,888
Net realized/unrealized gains (losses)	332,238
Change in net assets resulting from operations	$2,532,126

120 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Notes to Financial Statements—as of October 31, 2017 (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Fund that have been included in the Statements of Operations of the Acquiring Fund, post reorganization since April 7, 2017.

10. Subsequent Events:

On December 14, 2017, the Board approved a plan of liquidation to close the Global Equity Volatility Focused Fund. The liquidation of the Global Equity Volatility Focused Fund is expected to be effective on or about January 19, 2018.

Management has evaluated subsequent events through the date these financial statements were issued. Based on the evaluation, no adjustments or additional disclosures were required to the financial statements as of October 31, 2017.

HSBC FAMILY OF FUNDS 121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of HSBC Funds and Shareholders of HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund, HSBC Global Equity Volatility Focused Fund and HSBC Euro High Yield Bond Fund (USD Hedged)

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund, HSBC Total Return Fund, HSBC Asia ex-Japan Smaller Companies Equity Fund, HSBC Global High Yield Bond Fund, HSBC Global High Income Bond Fund, HSBC Global Equity Volatility Focused Fund and HSBC Euro High Yield Bond Fund (USD Hedged) (eight of the portfolios constituting HSBC Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods presented ended on or after October 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements of HSBC Emerging Markets Debt Fund, HSBC Frontier Markets Fund and HSBC Total Return Fund as of and for the year ended October 31, 2014 and the financial highlights for each of the periods ended on or prior to October 31, 2014 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated December 23, 2014 expressed an unqualified opinion on those financial statements and financial highlights.

As discussed in Note 10 to the financial statements, the Board of Directors of HSBC Funds on December 14, 2017 approved a plan of liquidation for HSBC Global Equity Volatility Focused Fund.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2017

122 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Other Federal Income Tax Information—as of October 31, 2017 (Unaudited)

During the year ended October 31, 2017, the following Funds declared capital gain distributions:

	Short Term	Long Term
	Capital Gain	Capital Gain
	Distributions ($)	Distributions ($)
Euro High Yield Bond Fund	187,345	44,991

During the year ended October 31, 2017, the following Funds designated the maximum amount allowable as interest-related dividends for certain non-U.S. resident investors:

Qualified Interest
Income (%)
Emerging Markets Debt Fund	1.69
Total Return Fund	100.00
Global High Yield Bond Fund	96.21
Global High Income Bond Fund	91.96
Euro High Yield Bond Fund	2.96

For the year ended October 31, 2017, the following percentages of the total ordinary income dividends paid by the World Selection Funds qualify for the corporate dividends received deduction available to corporate shareholders:

Dividends Received
Deduction (%)
Global Equity Volatility Focused Fund	51.74

For the year ended October 31, 2017, dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2017 Form 1099-DIV:

Qualified Dividend
Income (%)
Frontier Markets Fund	81.72
Asia ex-Japan Fund	16.72
Global Equity Volatility Focused Fund	100.00

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on October 31, 2017 are as follows:

	Foreign	Foreign Tax
	Source Income	Expense Per
	Per Share ($)	Share ($)
Frontier Markets Fund	0.45	0.06
Asia ex-Japan Fund	0.33	0.04
Global Equity Volatility Focused Fund	0.18	0.02
Euro High Yield Bond Fund	0.42	—

The pass-through of this foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2016. These shareholders will receive more detailed information along with their 2017 Form 1099-DIV.

HSBC FAMILY OF FUNDS 123

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare the cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 through October 31, 2017.

Actual Example

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
Emerging Markets Debt Fund	Class A	$1,000.00	$1,025.00	$4.34	0.85%
	Class I	1,000.00	1,026.10	2.55	0.50%

Frontier Markets Fund	Class A	1,000.00	1,093.00	11.61	2.20%
	Class I	1,000.00	1,094.90	9.77	1.85%

Total Return Fund	Class A	1,000.00	1,001.40	8.07	1.60%
	Class I	1,000.00	1,003.40	6.31	1.25%

Asia ex-Japan Fund	Class A	1,000.00	1,148.70	9.48	1.75%
	Class I	1,000.00	1,150.50	7.59	1.40%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,030.20	5.88	1.15%
	Class I	1,000.00	1,031.40	4.10	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,030.50	5.89	1.15%
	Class I	1,000.00	1,031.90	4.10	0.80%

HSBC Global Equity Volatility Focused Fund	Class A	1,000.00	1,064.20	6.76	1.30%
	Class I	1,000.00	1,065.80	4.95	0.95%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,045.90	5.41	1.05%
	Class I	1,000.00	1,046.80	4.13	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

124 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Table of Shareholder Expenses—as of October 31, 2017 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning			Annualized
		Account	Ending	Expenses Paid	Expense Ratio
		Value	Account Value	During Period*	During Period
		5/1/17	10/31/17	5/1/17 - 10/31/17	5/1/17 - 10/31/17
Emerging Markets Debt Fund	Class A	$1,000.00	$1,020.92	$4.33	0.85%
	Class I	1,000.00	1,022.68	2.55	0.50%

Frontier Markets Fund	Class A	1,000.00	1,014.12	11.17	2.20%
	Class I	1,000.00	1,015.88	9.40	1.85%

Total Return Fund	Class A	1,000.00	1,017.14	8.13	1.60%
	Class I	1,000.00	1,018.90	6.36	1.25%

Asia ex-Japan	Class A	1,000.00	1,016.38	8.89	1.75%
	Class I	1,000.00	1,018.15	7.12	1.40%

HSBC Global High Yield Bond Fund	Class A	1,000.00	1,019.41	5.85	1.15%
	Class I	1,000.00	1,021.17	4.08	0.80%

HSBC Global High Income Bond Fund	Class A	1,000.00	1,019.41	5.85	1.15%
	Class I	1,000.00	1,021.17	4.08	0.80%

HSBC Global Equity Volatility Focused Fund	Class A	1,000.00	1,018.65	6.61	1.30%
	Class I	1,000.00	1,020.42	4.84	0.95%

HSBC Euro High Yield Bond Fund	Class A	1,000.00	1,019.91	5.35	1.05%
	Class I	1,000.00	1,021.17	4.08	0.80%
____________________

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/365 (to reflect the one half year period).

HSBC FAMILY OF FUNDS 125

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited)

MANAGEMENT OF THE TRUST

The following table contains information regarding the HSBC Family of Funds’ Board of Trustees (“Trustees”). The HSBC Family of Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling (888) 525-5757.

Portfolios in
	Position(s)	Term of Office		Fund Complex	Other Directorships
Name,	Held with	and Length of	Principal Occupation(s)	Overseen By	Held by Trustee
Address, Age	Funds	Time Served	During Past 5 Years	Trustee*	During Past 5 Years
NON-INTERESTED
TRUSTEES

MARCIA L. BECK	Trustee	Indefinite;	Private Investor (1999 – present)	13	None
P.O. Box 182845		2008 to present
Columbus, OH
43218-3035
Age: 62

SUSAN C. GAUSE	Trustee	Indefinite;	Private Investor (2003 – present)	13	Metropolitan Series Fund
P.O. Box 182845		2013 to present			(2012 – present); and
Columbus, OH					Met Investors Series
43218-3035					Trust (2008 – present)
Age: 65

SUSAN S. HUANG	Trustee	Indefinite;	Private Investor (2000 – present)	13	None
P.O. Box 182845		2008 to present
Columbus, OH
43218-3035
Age: 63

THOMAS F. ROBARDS	Chairman and	Indefinite;	Private Investor (2003 – present)	13	Ellington Residential
P.O. Box 182845	Trustee	2005 to present			Mortgage REIT (NYSE
Columbus, OH					listed real estate
43218-3035					investment trust) (2013
Age: 71					– present); Ellington
Financial LLC (NYSE
listed financial services
company) (2007 –
present); and Overseas
Shipholding Group (OSG)
(NYSE listed company)
(2005 – 2014)

INTERESTED TRUSTEE

DEBORAH HAZELL	Trustee	Indefinite;	Director and Chief Executive Officer,	13	None
452 Fifth Avenue New York		2011 to present	HSBC Global Asset Management (USA)
NY 10018			Inc. (2011 - present); President and
Age: 54			Chief Executive Officer, Fisher Francis
Trees & Watts (“FFTW”) (investment
adviser) (2008 - 2011)
____________________

*	Includes all series of the HSBC Funds.

126 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS
Board of Trustees and Officers (Unaudited) (continued)

	Position(s) Held	Term of Office and	Principal Occupation(s)
Name, Address, Age	Funds	Length of Time Served	During Past 5 Years
OFFICERS

RICHARD A. FABIETTI 452 Fifth Avenue New York, NY 10018 Age: 59	President	One year; 2004 to present	Senior Vice President, HSBC Global Asset Management (USA) Inc. (1998 - present)

JAMES D. LEVY 452 Fifth Avenue New York, NY 10018 Age: 54	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)

ALLAN SHAER* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 52	Treasurer	One year; 2017 to present	Senior Vice President, Citi Investor Services (2016 - present); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 - 2016)

IOANNIS TZOUGANATOS* Prudential Center 800 Boylston Street, 24th Floor Boston, MA 02199 Age: 41	Secretary	One Year; 2015 to present	Vice President, Regulatory Administration, Citi Fund Services (2008 - present)

CHARLES BOOTH* 4400 Easton Commons, Suite 200 Columbus, OH 43219-3035 Age: 57	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, CCO Services, Citi Fund Services (1988 - present)
____________________

*	Mr. Shaer, Mr. Tzouganatos, and Mr. Booth also are officers of other investment companies of which Citi (or an affiliate) is the administrator or sub-administrator.

HSBC FAMILY OF FUNDS 127

Other Information (Unaudited):

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders; (ii) on the Funds’ website at www.investorfunds.us.hsbc.com; and (iii) on the Security and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Schedules of Investments will be available no later than 60 days after each period end, without charge, on the Funds’ website at www.investorfunds.us.hsbc.com.

An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

128 HSBC FAMILY OF FUNDS

HSBC FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR

HSBC Global Asset Management (USA) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS

HSBC Frontier Markets Fund
HSBC Global High Income Bond Fund
HSBC Global Equity Volatility Focused Fund
HSBC Global Asset Management (UK) Limited
78 St. James Street
London, United Kingdom, SW1A 1EJ

HSBC Asia ex-Japan Smaller Companies Equity Fund
HSBC Global Asset Management (Hong Kong) Limited
Level 22, HSBC Main Building
1 Queen’s Road Central, Hong Kong

HSBC Global High Yield Bond Fund
HSBC Euro High Yield Bond Fund (USD Hedged)
HSBC Global High Income Bond Fund
HSBC Global Asset Management (France)
4 place de la Pyramide
Immcuble Ile-de-France
92800 Put eaux
La Défence 9, France

SHAREHOLDER SERVICING AGENTS

For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders:

HSBC Funds
P.O. Box 8106
Boston, MA 02266-8106
1-800-782-8183

TRANSFER AGENT

Boston Financial Data Services, Inc.
2000 Crown Colony Drive
Quincy, MA 02169

DISTRIBUTOR

Foreside Distribution Services, L.P.
Three Canal Plaza, Suite 100
Portland, ME 04101

CUSTODIAN

The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

LEGAL COUNSEL

Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006

Investment products:
ARE NOT A BANK DEPOSIT OR OBLIGATION OF THE BANK OR ANY OF ITS AFFILIATES	ARE NOT FDIC INSURED	ARE NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
ARE NOT GUARANTEED BY THE BANK OR ANY OF ITS AFFILIATES		MAY LOSE VALUE

Investment products are offered by HSBC Securities (USA) Inc. (HSI), member NYSE/FINRA/SIPC. HSI is an affiliate of HSBC Bank USA, N.A. Investment products: Are not a deposit or other obligation of the bank or any of its affiliates; Not FDIC insured or insured by any federal government agency of the United States; Not guaranteed by the bank or any of its affiliates; and are subject to investment risk, including possible loss of principal invested.

Investors should consider the investment objectives, risks, charges, and expenses of the investment company carefully before investing. The prospectus contains this and other important information about the investment company. For clients of HSBC Securities (USA) Inc., please call 1-888-525-5757 for more information. For other investors and prospective investors, please call the Funds directly at 1-800-782-8183 or visit our website at www.emfunds.us.hsbc.com. Investors should read the prospectus carefully before investing or sending money.

HSB-AR-EM-1217	12/17

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Tom Robards and Marcia Beck, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees,
2017	$392,975
2016	$501,200

(b) Audit-Related Fees,
2017	$0
2016	$2,750

(c) Tax Fees,
2017	$229,250
2016	$329,250

Fees for both 2016 and 2017 relate primarily to the preparation of federal and state income and excise tax returns and the review of excise tax distributions.

(d) All Other Fees,
2017	$0
2016	$0

(e)(1) The audit committee is required to pre-approve all audit and permitted non-audit services performed by the registrant’s independent auditors in accordance with the audit committee charter and the Investment Company Act of 1940.

(e)(2)
2017	0%
2016	0%

(f) Not applicable.

(g) Non-Audit Fees,
2017	$2,618,250
2016	$5,546,000

Fees for 2016 and 2017 represent PricewaterhouseCoopers LLP services provided to the Funds and to HSBC Bank and affiliates related to general corporate, state and local tax assistance, accounting matters and various advisory projects.

(h) The audit committee considered the nonaudit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.
(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC FUNDS

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	May 1, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Richard A. Fabietti
Richard A. Fabietti
President

Date	May 1, 2018

By (Signature and Title)	/s/ Allan Shaer
Allan Shaer
Treasurer

Date	May 1, 2018